As filed with the Securities and Exchange Commission on April 21, 2016
File No. 333-101948
811-04972
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 25	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 590	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 2, 2016 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

HARTFORD LEADERS PLUS
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of contracts. However, we continue to administer the in force annuity contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	Invesco

✓	American Funds Insurance Series

✓	Franklin Templeton Investments

✓	Hartford HLS Funds

✓	MFS Investment Management

Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).

Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 2, 2016 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 2, 2016

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 5(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 5(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))
✓	Different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
The Hartford’s Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* No longer available for sale.
For The Hartford’s Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford’s Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6, 7 and Appendices B and C.
c. Investment Options (Sections 3, 5(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

d. Charges and Fees (Sections 2, 5(b), 5(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓
 The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

f. Commissions for selling this variable annuity (Section 8(f) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.

Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.
.

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	0%
$50,000 - $99,999	0%
$100,000 - $249,999	0%
$250,000 - $499,999	0%
$500,000 - $999,999	0%
$1,000,000+	0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments) First Year	8%
Second Year	8%
Third Year	8%
Fourth Year	8%
Fifth Year	7%
Sixth Year	6%
Seventh Year	5%
Eighth Year	4%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None
*    Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

	Series II/IIR	Series III
Annual Maintenance Fee (1)	$30	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value)
Mortality and Expense Risk Charge	1.50%	1.50%
Administrative Charge	0.15%	0.20%
Total Separate Account Annual Expenses	1.65%	1.70%
Maximum Optional Charges (as a percentage of average daily Account Value)
The Hartford’s Principal First Preferred Charge (5)	0.20%	0.20%
The Hartford’s Principal First Charge (2)(5)	0.75%	0.75%
MAV/MAV Plus Charge	0.30%	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	2.70%	2.75%
Maximum Optional Charges (3) (as a percentage of Benefit Amount or Payment Base(4))
The Hartford’s Lifetime Income Foundation (5)	0.30%	0.30%
The Hartford’s Lifetime Income Builder II Charge (2)(5)	0.75%	0.75%
The Hartford’s Lifetime Income Builder Charge (2)(5)	0.75%	0.75%
The Hartford’s Lifetime Income Builder Selects (2)(3)(5)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

The Hartford’s Lifetime Income Builder Portfolios (2)(3)(5)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

(1)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2)
Current rider charges are: The Hartford’s Lifetime Income Builder - 0.75%; The Hartford’s Lifetime Income Builder II - 0.75%; The Hartford’s Principal First - 0.75%; Current charges for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%.

(3)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”

(5)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum total fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Hartford Leaders Plus II/IIR/III	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.32%	1.34%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
Series II/IIR:
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,250
3 years	$2,284
5 years	$3,225
10 years	$5,166
(2) If you annuitize at the end of the applicable time period:

1 year	$337
3 years	$1,375
5 years	$2,409
10 years	$4,983
(3) If you do not Surrender your Contract:

1 year	$520
3 years	$1,557
5 years	$2,592
10 years	$5,166
Series III:
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$1,250
3 years	$2,284
5 years	$3,225
10 years	$5,166
(2) If you annuitize at the end of the applicable time period:

1 year	$337
3 years	$1,375
5 years	$2,409
10 years	$4,983

(3) If you do not Surrender your Contract:

1 year	$520
3 years	$1,557
5 years	$2,592
10 years	$5,166

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

The General Account
The Fixed Accumulation Feature are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

The Separate Account
We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•	May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

•	Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes.

Mixed and Shared Funding — Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.

•	Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•	Arrange for the handling and tallying of proxies received from Contract Owners.

•	Vote all Fund shares attributable to your Contract according to instructions received from you, and

•	Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2015, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments

Institutional Operations Company, Franklin Templeton Services, LLC, Hartford Funds Management Company, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds, based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2015, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis. The Fixed Accumulation Feature interest rates may vary by State.
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?

If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.
How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix F for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
You may always provide us with updated instructions following any of these events.

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Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.

Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

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“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.

b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see “Synopsis” for a description of charges and fees.

c. Surrenders

What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) available for a limited time to certain Contract Owners. The Enhanced Surrender Value Offer made to certain Contract Owners beginning in January 2013 terminated on February 28, 2014.
Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) for certain Contract Owners.
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.

We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

d. Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge, if applicable, may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

e. Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders; or

•	The lesser of:

•	Maximum Anniversary Value, or

•	the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	The lesser of:

•	Premium Payments (adjusted for partial Surrenders), or

•	the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds.

The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.

6. Optional Death Benefits
a. MAV Plus
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:

A.	Contract Value on the date we receive due proof of death.

B.	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C.
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D.	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will extinguish this rider.

7. Optional Withdrawal Benefits
a. The Hartford’s Principal First Preferred
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The Hartford’s Principal First Preferred rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.

Does the Benefit Amount/Payment Base change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 6 for The Hartford’s Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount ot Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions.

You may terminate this rider by submitting The Hartford’s Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.
The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PFP Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.

This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us .
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	We can revoke this rider if you violate the investment restrictions requirements.

•
The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

•	Benefit Payments can’t be carried forward from one year to the next.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege

b.	The Hartford’s Lifetime Income Foundation
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Foundation is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.
Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?

Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the

Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.
If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.

To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment pro-grams, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract

Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•	We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

c.	The Hartford’s Lifetime Income Builder II
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the

Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Revocation of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).  Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum

Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocation do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

d. The Hartford’s Principal First
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any election request prior to an election date. You may not post-date your election.

•
If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
The Hartford’s Principal First rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.
Does the Benefit Amount/Payment Base change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 7 for The Hartford’s Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment. The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PF Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us .
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

•
Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

•
Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. Miscellaneous

a. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford’s Principal First or The Hartford’s Lifetime Income Builder have been elected.
Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.

1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. In The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford’s Lifetime Income Foundation or The Hartford’s Lifetime Income Builder II.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.

b. State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core : We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook : We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook : Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core: If you elect the Hartford’s Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. Access,Edge, Plus, Outlook: If you elect the rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliated to you equal or exceed $100,000. Core, Access, Edge, Outlook, Plus : There are no investment restrictions for The Hartford's Principal First Preferred, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. For Connecticut residents that elect The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II or The Hartford’s Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus : The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook : The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida : The Fixed Accumulation Feature is not available if you elected The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation.
Massachusetts - Core : We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook : We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook : The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook : MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook : The investment restrictions and the contract aggregation provisions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus,

Outlook : The Nursing Home Waiver is not available. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus : The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects or the Hartford’s Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus : We will not recalculate the Hartford’s Principal First Preferred of the Hartford’s Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. The rider charge for the Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and the Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Selects and The Hartford's Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply.
Ohio - Core, Edge, Plus, Outlook : The Fixed Accumulation Feature is not available.
Oklahoma - Core, Access, Edge, Plus, Outlook : The only AIRs available are 3% and 5%.
Oregon - Core, Plus : We will accept subsequent Premium Payments during the first three Contract Years. Outlook : We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook : There are no investment restrictions for The Hartford's Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook : The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus : The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook : MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook : The Fixed Accumulation is not available if you elected The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

c. Financial Statements
You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

d. More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

e. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

f. How Contracts Were Sold

We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2014. Contracts were be sold by individuals were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries (“Registered Representatives”).
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner Support. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support services.

Additional Payment Type	What it’s used for
Access	Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support for such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2015, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Invesacorp, Inc., JJB Hilliard Lyons, Janney Montgomery Scott, Inc., Lincoln Financial Advisors Corp., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Securities America, Inc., U.S. Bancorp Investments, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2015, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2015, Additional Payments did not in the aggregate exceed approximately $17.9 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $28,792 or approximately 0.14% of the Premium Payments invested in a particular Fund during this period.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date

APP TAX-3

assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation,

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the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

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3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

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•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

APP TAX-7

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations

APP TAX-8

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

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a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the

APP TAX-10

SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.

APP TAX-11

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2016. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for

APP TAX-12

determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is

APP TAX-13

made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

APP TAX-14

Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a

APP TAX-15

beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — Examples
Table of Contents

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-4
The Hartford’s Principal First	APP I-6
The Hartford’s Principal First Preferred	APP I-8
The Hartford’s Lifetime Income Builder	APP I-9
The Hartford’s Lifetime Income Foundation	APP I-12
The Hartford’s Lifetime Income Builder II	APP I-16
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios	APP I-21
MAV Plus	APP I-32

APP I-2

Premium Security Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•	Total Premium Payments adjusted for any partial Surrenders [$100,000 − $8,000 = $92,000]

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

Example 2
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•	Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

APP I-3

Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 − $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-4

Asset Protection Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 − $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-5

Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-6

The Hartford’s Principal First
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

APP I-7

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

APP I-8

The Hartford’s Principal First Preferred
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-9

The Hartford’s Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) − 1 = .05 = 5%.

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

APP I-10

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) − 1 = −.01667 subject to a minimum of 0%

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000.

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 − $35,000 =$84,000.

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Payment is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

APP I-11

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.

APP I-12

The Hartford’s Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.

APP I-13

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

APP I-14

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

APP I-15

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-16

The Hartford’s Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

APP I-17

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) − 1 = −.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) − 1 = −.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

APP I-18

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

APP I-19

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percent was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

APP I-20

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) − 1 = .10 subject to the maximum of 10%.

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) − 1 = .05 subject to the maximum of 10%.

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

APP I-21

Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)

The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	Ÿ Based on your age	Ÿ Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

APP I-22

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Ÿ Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Ÿ Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Ÿ Remaining for Contract Year	Ÿ Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	Ÿ Based on your age	Ÿ Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment

(1)
The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Ÿ Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Ÿ Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

APP I-23

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Ÿ Remaining for Contract Year	Ÿ Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Ÿ Prior Death Benefit reduced by withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ Prior Payment Base reduced by withdrawal	Ÿ Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Ÿ Remaining for the Contract Year	Ÿ Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Ÿ Your current Payment Base
Threshold	$4,950	$4,950
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing

APP I-24

Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ Prior Payment Base reduced by withdrawal	Ÿ Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Ÿ Remaining for the Contract Year	Ÿ Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	Ÿ The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 6%, subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Threshold	$5,250	$5,250
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000

APP I-25

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ Prior Payment Base reduced by withdrawal	Ÿ Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Ÿ Remaining for the Contract Year	Ÿ Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Ÿ Your current Payment Base
Threshold	$4,455	$4,455
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Ÿ Prior Payment Base increased by the Premium Payment	Ÿ Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Ÿ Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Ÿ Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Ÿ Prior Death Benefit increased by the Premium Payment	Ÿ Prior Death Benefit increased by the Premium Payment

APP I-26

Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Ÿ Prior Payment Base increased by the Premium Payment	Ÿ Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Ÿ Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Ÿ Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Ÿ Prior Death Benefit increased by the Premium Payment	Ÿ Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,300	Ÿ Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Ÿ Prior Death Benefit reduced by the partial Surrender	Ÿ Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

APP I-27

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,025	Ÿ Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Ÿ Prior Death Benefit reduced by the partial Surrender	Ÿ Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,300	Ÿ Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Ÿ Prior Death Benefit reduced by the partial Surrender	Ÿ Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Ÿ Proportional reduction: 1-($700/($52,000-$300)	Ÿ Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above

APP I-28

Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,025	Ÿ Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Ÿ Proportional reduction: 1−($1,725/($49,000−$275)	Ÿ Proportional reduction: 1−($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Values after the anniversary processing:

APP I-29

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	Ÿ The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Threshold	$5,500	$5,750
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	Ÿ The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Threshold	$4,950	$5,175
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

APP I-30

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Ÿ Equal to the Contract Value on date of continuation	Ÿ Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Ÿ Withdrawal Percent multiplied by the Payment Base on date of continuation	Ÿ Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Ÿ Equal to Contract Value on date of continuation	Ÿ Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Ÿ Greater of Contract Value or Payment Base on date of continuation	Ÿ Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Ÿ Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	Ÿ Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Ÿ Equal to Contract Value on date of continuation	Ÿ Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

APP I-31

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	Ÿ The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	Ÿ Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	Ÿ Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

APP I-32

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

APP I-33

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 − $100,000 − $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

•	On the day we receive proof of Death, your Contract Value was $120,000,

APP I-34

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 − $100,000 − $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

APP I-35

Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 − $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

APP II-1

Appendix II - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.

APP II-2

Hartford Life Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202	$11.705
Accumulation Unit Value at end of period	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202
Number of Accumulation Units outstanding at end of period (in thousands)	637	724	953	1,180	1,527	1,715	1,909	2,218	2,717	2,743
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$10.275	$—	$—	$—
Accumulation Unit Value at end of period	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	38	48	63	79	38	1	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201	$1.040
Accumulation Unit Value at end of period	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201
Number of Accumulation Units outstanding at end of period (in thousands)	3,110	3,688	4,564	5,334	7,376	9,486	10,780	12,482	15,599	16,259
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$10.357	$—	$—	$—
Accumulation Unit Value at end of period	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	10	19	19	16	2	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769	$13.084
Accumulation Unit Value at end of period	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769
Number of Accumulation Units outstanding at end of period (in thousands)	617	738	959	1,166	1,373	1,644	1,967	1,901	2,156	2,165
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$10.350	$—	$—	$—
Accumulation Unit Value at end of period	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	30	33	49	59	50	6	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199	$10.025
Accumulation Unit Value at end of period	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199
Number of Accumulation Units outstanding at end of period (in thousands)	106	145	205	291	362	390	430	397	225	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$10.254	$—	$—	$—
Accumulation Unit Value at end of period	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$—	$—	$—

APP II-3

Number of Accumulation Units outstanding at end of period (in thousands)	15	16	23	18	28	21	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897	$9.988
Accumulation Unit Value at end of period	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897
Number of Accumulation Units outstanding at end of period (in thousands)	204	245	305	364	462	522	566	543	587	128
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$10.553	$—	$—	$—
Accumulation Unit Value at end of period	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	6	—	5	6	4	—	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585	$13.157
Accumulation Unit Value at end of period	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585
Number of Accumulation Units outstanding at end of period (in thousands)	151	185	220	301	388	496	600	673	778	822
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$9.573	$—	$—	$—
Accumulation Unit Value at end of period	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	6	4	3	2	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843	$17.081
Accumulation Unit Value at end of period	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843
Number of Accumulation Units outstanding at end of period (in thousands)	94	113	132	184	222	277	301	326	406	460
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$9.850	$—	$—	$—
Accumulation Unit Value at end of period	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	3	6	6	1	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181	$13.080
Accumulation Unit Value at end of period	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181
Number of Accumulation Units outstanding at end of period (in thousands)	1,227	1,552	1,942	2,509	3,124	3,760	4,365	4,925	5,517	5,731
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$9.446	$—	$—	$—
Accumulation Unit Value at end of period	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	53	61	74	90	73	16	—	—	—

APP II-4

American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750	$12.134
Accumulation Unit Value at end of period	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750
Number of Accumulation Units outstanding at end of period (in thousands)	1,195	1,498	1,910	2,513	3,189	3,772	4,420	5,153	5,872	6,112
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$9.281	$—	$—	$—
Accumulation Unit Value at end of period	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	41	42	46	49	40	6	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137	$13.788
Accumulation Unit Value at end of period	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137
Number of Accumulation Units outstanding at end of period (in thousands)	335	393	498	739	906	1,041	1,188	1,432	1,686	1,740
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$9.374	$—	$—	$—
Accumulation Unit Value at end of period	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	13	26	29	24	4	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665	$16.611
Accumulation Unit Value at end of period	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665
Number of Accumulation Units outstanding at end of period (in thousands)	58	80	99	147	186	220	237	236	288	256
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$10.484	$—	$—	$—
Accumulation Unit Value at end of period	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	21	25	30	21	4	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818	$10.454
Accumulation Unit Value at end of period	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818
Number of Accumulation Units outstanding at end of period (in thousands)	40	45	48	61	75	83	83	77	148	80
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564	$13.382

APP II-5

Accumulation Unit Value at end of period	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564
Number of Accumulation Units outstanding at end of period (in thousands)	917	1,262	1,649	2,048	2,433	2,701	3,032	3,312	3,803	2,930
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$10.691	$—	$—	$—
Accumulation Unit Value at end of period	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	50	57	58	81	57	8	—	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893	$10.902
Accumulation Unit Value at end of period	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893
Number of Accumulation Units outstanding at end of period (in thousands)	93	102	137	169	210	239	318	375	401	361
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$10.148	$—	$—	$—
Accumulation Unit Value at end of period	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	2	2	11	10	8	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915	$16.453
Accumulation Unit Value at end of period	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915
Number of Accumulation Units outstanding at end of period (in thousands)	100	121	141	189	245	269	289	327	450	373
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$10.147	$—	$—	$—
Accumulation Unit Value at end of period	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	18	23	26	37	30	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191	$14.763
Accumulation Unit Value at end of period	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191
Number of Accumulation Units outstanding at end of period (in thousands)	449	542	679	853	1,083	1,287	1,534	1,747	2,139	2,076
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$10.325	$—	$—	$—
Accumulation Unit Value at end of period	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	30	29	23	15	3	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457	$13.417
Accumulation Unit Value at end of period	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457
Number of Accumulation Units outstanding at end of period (in thousands)	413	553	737	898	1,045	1,144	1,175	1,316	1,588	1,250

APP II-6

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$10.399	$—	$—	$—
Accumulation Unit Value at end of period	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	15	17	14	18	10	4	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$9.250	$—
Accumulation Unit Value at end of period	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	53	72	53	81	75	47	58	3	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$10.629	$—	$—	$—
Accumulation Unit Value at end of period	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	3	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305	$12.445
Accumulation Unit Value at end of period	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	117	162	208	254	343	455	549	614	687	707
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$10.051	$—	$—	$—
Accumulation Unit Value at end of period	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	6	11	11	8	2	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277	$14.314
Accumulation Unit Value at end of period	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277
Number of Accumulation Units outstanding at end of period (in thousands)	274	370	462	611	722	814	995	903	1,005	867
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$10.490	$—	$—	$—
Accumulation Unit Value at end of period	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	54	76	96	56	10	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110	$1.077
Accumulation Unit Value at end of period	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110
Number of Accumulation Units outstanding at end of period (in thousands)	3,216	3,912	7,147	11,972	17,209	15,611	20,264	35,725	17,644	10,746
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—	$—	$—
Accumulation Unit Value at end of period	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—	$—	$—

APP II-7

Number of Accumulation Units outstanding at end of period (in thousands)	9	2	21	15	75	68	84	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	75	89	130	67	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.544	$13.779	$10.101	$9.125	$10.709	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.865	$14.544	$13.779	$10.101	$9.125	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	9	12	6	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798	$10.277
Accumulation Unit Value at end of period	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798
Number of Accumulation Units outstanding at end of period (in thousands)	152	173	229	283	351	408	495	535	620	692
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$10.173	$—	$—	$—
Accumulation Unit Value at end of period	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	5	4	4	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100	$1.080
Accumulation Unit Value at end of period	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100
Number of Accumulation Units outstanding at end of period (in thousands)	5,103	6,643	8,608	11,878	13,856	16,097	18,664	22,349	17,344	13,911
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$10.328	$—	$—	$—
Accumulation Unit Value at end of period	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	46	54	77	90	53	88	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068	$1.639
Accumulation Unit Value at end of period	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068
Number of Accumulation Units outstanding at end of period (in thousands)	580	752	974	1,119	1,284	1,550	1,778	1,980	1,938	675
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$10.644	$—	$—	$—
Accumulation Unit Value at end of period	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	1	2	6	6	4	—	—	—

APP II-8

Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635	$1.495
Accumulation Unit Value at end of period	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635
Number of Accumulation Units outstanding at end of period (in thousands)	828	960	1,214	1,514	1,901	2,439	2,977	3,499	3,875	4,010
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$10.245	$—	$—	$—
Accumulation Unit Value at end of period	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	7	8	13	13	8	2	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	11	19	8	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.705	$13.033	$9.772	$9.998	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.501	$13.705	$13.033	$9.772	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	546	600	189	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	10	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256	$12.341
Accumulation Unit Value at end of period	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256
Number of Accumulation Units outstanding at end of period (in thousands)	58	77	90	117	144	169	168	187	150	90
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$10.453	$—	$—	$—
Accumulation Unit Value at end of period	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	6	10	8	—	—	—	—

APP II-9

Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490	$1.338
Accumulation Unit Value at end of period	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490
Number of Accumulation Units outstanding at end of period (in thousands)	619	718	969	1,185	1,518	1,938	2,494	2,932	3,631	3,965
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	1	—	—	—
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.549	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.168	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.532	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.071	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412	$12.595
Accumulation Unit Value at end of period	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	24	24	34	34	42	53	54	56
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$10.585	$—	$—	$—
Accumulation Unit Value at end of period	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423	$7.936
Accumulation Unit Value at end of period	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423
Number of Accumulation Units outstanding at end of period (in thousands)	85	113	127	99	121	143	182	167	209	325
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$10.097	$—	$—	$—
Accumulation Unit Value at end of period	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	4	4	—	—	—	—	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—	$—	$—

APP II-10

Accumulation Unit Value at end of period	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	179	235	289	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.435	$10.427	$10.127	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.728	$10.435	$10.427	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	14	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698	$8.726
Accumulation Unit Value at end of period	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698
Number of Accumulation Units outstanding at end of period (in thousands)	172	227	333	470	627	725	877	1,008	1,110	991
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$10.218	$—	$—	$—
Accumulation Unit Value at end of period	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	6	8	6	1	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.132	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.035	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	—	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998	$5.946
Accumulation Unit Value at end of period	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998
Number of Accumulation Units outstanding at end of period (in thousands)	137	154	180	236	272	335	341	374	426	506
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$10.192	$—	$—	$—
Accumulation Unit Value at end of period	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	5	3	3	2	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778	$12.372
Accumulation Unit Value at end of period	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778
Number of Accumulation Units outstanding at end of period (in thousands)	75	100	143	197	262	324	388	484	526	472

APP II-11

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$11.004	$—	$—	$—
Accumulation Unit Value at end of period	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	5	6	4	—	—	—	—
MFS Research International Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.510	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.538	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.493	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.447	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508	$10.590
Accumulation Unit Value at end of period	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508
Number of Accumulation Units outstanding at end of period (in thousands)	21	32	38	21	25	24	19	13	19	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$10.228	$—	$—	$—
Accumulation Unit Value at end of period	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251	$10.016
Accumulation Unit Value at end of period	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	241	337	402	332	400	371	369	231	177	76
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$10.283	$—	$—	$—
Accumulation Unit Value at end of period	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	6	9	7	7	1	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183	$12.886
Accumulation Unit Value at end of period	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183
Number of Accumulation Units outstanding at end of period (in thousands)	498	632	846	1,106	1,336	1,541	1,773	2,097	2,467	2,222
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$10.295	$—	$—	$—
Accumulation Unit Value at end of period	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$—	$—	$—

APP II-12

Number of Accumulation Units outstanding at end of period (in thousands)	22	24	31	24	26	17	6	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262	$14.522
Accumulation Unit Value at end of period	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262
Number of Accumulation Units outstanding at end of period (in thousands)	77	103	142	175	222	239	226	240	223	137
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$10.378	$—	$—	$—
Accumulation Unit Value at end of period	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	5	4	3	1	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203	$15.992
Accumulation Unit Value at end of period	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203
Number of Accumulation Units outstanding at end of period (in thousands)	54	64	96	123	132	144	181	143	216	198
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$10.400	$—	$—	$—
Accumulation Unit Value at end of period	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	4	5	4	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656	$11.432
Accumulation Unit Value at end of period	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656
Number of Accumulation Units outstanding at end of period (in thousands)	282	320	398	543	659	726	891	1,049	1,192	1,167
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$10.700	$—	$—	$—
Accumulation Unit Value at end of period	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	15	25	24	16	3	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680	$13.087
Accumulation Unit Value at end of period	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680
Number of Accumulation Units outstanding at end of period (in thousands)	288	348	427	539	683	822	1,027	1,194	1,528	1,620
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$10.622	$—	$—	$—
Accumulation Unit Value at end of period	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	28	22	26	15	—	—	—	—

APP II-13

Series III

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$14.127	$13.486	$11.963
Accumulation Unit Value at end of period	$18.863	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$14.127	$13.486
Number of Accumulation Units outstanding at end of period (in thousands)	1,071	1,214	1,490	2,146	2,584	3,158	3,797	4,344	4,917	4,853
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.646	$18.185	$15.112	$13.368	$13.565	$12.394	$10.275	$—	$—	$—
Accumulation Unit Value at end of period	$18.394	$18.646	$18.185	$15.112	$13.368	$13.565	$12.394	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	30	23	23	17	1	—	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$1.201	$1.198	$1.038
Accumulation Unit Value at end of period	$1.609	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$1.201	$1.198
Number of Accumulation Units outstanding at end of period (in thousands)	6,609	8,427	9,426	13,086	15,827	19,867	22,219	25,515	28,692	32,115
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.858	$19.476	$15.051	$13.585	$14.091	$12.894	$10.357	$—	$—	$—
Accumulation Unit Value at end of period	$20.642	$21.858	$19.476	$15.051	$13.585	$14.091	$12.894	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	28	17	14	9	8	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$13.482	$13.271	$12.617
Accumulation Unit Value at end of period	$14.766	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$13.482	$13.271
Number of Accumulation Units outstanding at end of period (in thousands)	1,474	1,866	2,399	2,160	2,536	3,247	3,467	3,440	3,471	2,849
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.113	$11.827	$12.425	$12.120	$11.741	$11.338	$10.349	$—	$—	$—
Accumulation Unit Value at end of period	$11.817	$12.113	$11.827	$12.425	$12.120	$11.741	$11.338	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	25	18	39	38	30	2	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$10.951	$10.198	$10.025
Accumulation Unit Value at end of period	$12.011	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$10.951	$10.198
Number of Accumulation Units outstanding at end of period (in thousands)	395	457	536	755	967	1,131	1,193	1,032	300	14
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.463	$11.621	$12.261	$11.868	$11.669	$11.398	$10.253	$—	$—	$—
Accumulation Unit Value at end of period	$10.698	$11.463	$11.621	$12.261	$11.868	$11.669	$11.398	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	12	7	8	25	7	1	—	—	—

APP II-14

American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$12.066	$10.893	$9.988
Accumulation Unit Value at end of period	$13.823	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$12.066	$10.893
Number of Accumulation Units outstanding at end of period (in thousands)	624	706	870	1,333	1,758	2,202	2,372	2,477	2,033	657
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.234	$19.687	$16.515	$14.440	$15.600	$14.344	$10.552	$—	$—	$—
Accumulation Unit Value at end of period	$19.421	$20.234	$19.687	$16.515	$14.440	$15.600	$14.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	12	12	—	—	—	—	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$13.691	$12.126	$10.241
Accumulation Unit Value at end of period	$18.479	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$13.691	$12.126
Number of Accumulation Units outstanding at end of period (in thousands)	431	486	573	823	968	1,158	1,568	1,461	1,640	1,283
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.110	$21.208	$16.875	$14.152	$15.966	$14.686	$9.572	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$21.110	$21.208	$16.875	$14.152	$15.966	$14.686	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	12	7	6	2	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$18.415	$15.426	$12.648
Accumulation Unit Value at end of period	$18.514	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$18.415	$15.426
Number of Accumulation Units outstanding at end of period (in thousands)	288	342	423	448	557	801	935	936	1,128	878
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.183	$22.328	$17.891	$15.561	$19.783	$16.610	$9.849	$—	$—	$—
Accumulation Unit Value at end of period	$21.639	$22.183	$22.328	$17.891	$15.561	$19.783	$16.610	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	8	6	5	2	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$10.917	$9.884	$9.121
Accumulation Unit Value at end of period	$15.038	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$10.917	$9.884
Number of Accumulation Units outstanding at end of period (in thousands)	3,187	3,880	5,007	7,005	8,902	11,826	13,714	14,724	15,115	13,065
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.073	$21.857	$17.268	$15.056	$16.167	$14.002	$9.445	$—	$—	$—
Accumulation Unit Value at end of period	$23.987	$23.073	$21.857	$17.268	$15.056	$16.167	$14.002	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	76	95	59	46	28	9	—	—	—

APP II-15

American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$14.384	$13.928	$12.297
Accumulation Unit Value at end of period	$19.720	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$14.384	$13.928
Number of Accumulation Units outstanding at end of period (in thousands)	2,083	2,556	3,284	4,680	5,874	7,413	8,699	9,818	9,920	9,055
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$20.149	$15.513	$13.573	$14.211	$13.109	$9.280	$—	$—	$—
Accumulation Unit Value at end of period	$21.405	$21.687	$20.149	$15.513	$13.573	$14.211	$13.109	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	52	66	34	28	11	5	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$14.549	$12.330	$10.541
Accumulation Unit Value at end of period	$12.931	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$14.549	$12.330
Number of Accumulation Units outstanding at end of period (in thousands)	844	1,001	1,243	1,497	1,819	2,259	2,607	2,972	3,116	2,588
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.809	$17.749	$14.999	$13.075	$15.622	$14.974	$9.373	$—	$—	$—
Accumulation Unit Value at end of period	$15.613	$16.809	$17.749	$14.999	$13.075	$15.622	$14.974	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	26	21	12	5	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$26.599	$20.464	$15.698
Accumulation Unit Value at end of period	$23.780	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$26.599	$20.464
Number of Accumulation Units outstanding at end of period (in thousands)	200	257	306	393	507	699	716	754	755	551
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.313	$18.201	$16.797	$14.654	$17.504	$15.263	$10.483	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$16.313	$18.201	$16.797	$14.654	$17.504	$15.263	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	12	17	14	6	1	1	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$12.148	$10.808	$10.450
Accumulation Unit Value at end of period	$16.781	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$12.148	$10.808
Number of Accumulation Units outstanding at end of period (in thousands)	92	118	148	198	231	309	341	323	284	174
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.947	$19.323	$14.447	$13.590	$14.674	$12.981	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$20.253	$19.947	$19.323	$14.447	$13.590	$14.674	$12.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	4	1	1	1	1	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528	$13.357

APP II-16

Accumulation Unit Value at end of period	$18.987	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528
Number of Accumulation Units outstanding at end of period (in thousands)	2,472	3,034	3,644	5,168	6,377	8,173	9,604	10,448	11,435	8,315
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$10.690	$—	$—	$—
Accumulation Unit Value at end of period	$17.216	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	91	83	82	58	52	33	5	—	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$12.392	$11.865	$10.882
Accumulation Unit Value at end of period	$17.337	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$12.392	$11.865
Number of Accumulation Units outstanding at end of period (in thousands)	190	263	291	390	508	692	812	901	996	826
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.944	$18.228	$14.566	$13.323	$13.904	$12.808	$10.148	$—	$—	$—
Accumulation Unit Value at end of period	$20.494	$19.944	$18.228	$14.566	$13.323	$13.904	$12.808	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	5	3	2	2	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$21.859	$19.879	$16.431
Accumulation Unit Value at end of period	$26.946	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$21.859	$19.879
Number of Accumulation Units outstanding at end of period (in thousands)	445	525	673	900	1,084	1,349	1,477	1,570	1,673	1,008
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.626	$17.140	$13.805	$12.518	$13.259	$12.173	$10.147	$—	$—	$—
Accumulation Unit Value at end of period	$16.522	$17.626	$17.140	$13.805	$12.518	$13.259	$12.173	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	20	21	8	9	7	1	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$16.782	$16.495	$14.173
Accumulation Unit Value at end of period	$19.065	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$16.782	$16.495
Number of Accumulation Units outstanding at end of period (in thousands)	1,347	1,610	2,040	2,716	3,354	4,424	5,344	6,010	6,775	5,344
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.058	$18.287	$14.655	$13.186	$13.696	$12.661	$10.324	$—	$—	$—
Accumulation Unit Value at end of period	$17.626	$19.058	$18.287	$14.655	$13.186	$13.696	$12.661	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	52	40	21	16	12	5	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$14.761	$15.429	$13.399
Accumulation Unit Value at end of period	$21.439	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$14.761	$15.429
Number of Accumulation Units outstanding at end of period (in thousands)	1,100	1,336	1,678	2,107	2,505	2,989	3,241	3,550	3,700	2,461

APP II-17

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.887	$19.746	$15.650	$14.368	$13.933	$11.870	$10.398	$—	$—	$—
Accumulation Unit Value at end of period	$19.579	$20.887	$19.746	$15.650	$14.368	$13.933	$11.870	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	46	46	22	19	8	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$9.244	$9.249	$—
Accumulation Unit Value at end of period	$12.940	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$9.244	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	136	155	127	155	178	123	99	8	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.298	$23.812	$17.965	$15.598	$16.660	$13.355	$10.628	$—	$—	$—
Accumulation Unit Value at end of period	$20.992	$23.298	$23.812	$17.965	$15.598	$16.660	$13.355	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	2	1	1	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$8.441	$7.718	$7.223
Accumulation Unit Value at end of period	$11.837	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$8.441	$7.718
Number of Accumulation Units outstanding at end of period (in thousands)	601	718	888	1,030	1,290	1,653	2,014	2,069	2,126	1,907
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.460	$23.394	$17.405	$16.139	$17.431	$14.039	$10.051	$—	$—	$—
Accumulation Unit Value at end of period	$23.164	$24.460	$23.394	$17.405	$16.139	$17.431	$14.039	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	29	32	14	11	7	4	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$15.324	$14.676	$13.758
Accumulation Unit Value at end of period	$19.771	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$15.324	$14.676
Number of Accumulation Units outstanding at end of period (in thousands)	701	858	1,041	1,468	1,617	2,028	2,191	2,029	1,979	1,532
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.332	$15.432	$15.323	$13.923	$13.924	$12.870	$10.489	$—	$—	$—
Accumulation Unit Value at end of period	$14.376	$15.332	$15.432	$15.323	$13.923	$13.924	$12.870	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	38	39	24	33	11	2	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$1.087	$1.054	$1.024
Accumulation Unit Value at end of period	$0.972	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$1.087	$1.054
Number of Accumulation Units outstanding at end of period (in thousands)	7,107	9,089	12,718	24,333	33,496	34,177	46,249	74,042	40,328	11,347
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.475	$8.702	$8.945	$9.195	$9.451	$9.714	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.255	$8.475	$8.702	$8.945	$9.195	$9.451	$9.714	$—	$—	$—

APP II-18

Number of Accumulation Units outstanding at end of period (in thousands)	21	22	13	16	29	5	5	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.106	$14.169	$10.284	$9.197	$10.722	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.595	$15.106	$14.169	$10.284	$9.197	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	165	207	301	187	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.517	$13.760	$10.092	$9.121	$10.708	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.830	$14.517	$13.760	$10.092	$9.121	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	13	11	7	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$12.529	$11.787	$10.273
Accumulation Unit Value at end of period	$16.097	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$12.529	$11.787
Number of Accumulation Units outstanding at end of period (in thousands)	265	321	414	542	648	818	957	999	1,159	1,208
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.288	$18.332	$14.578	$13.158	$13.533	$12.698	$10.173	$—	$—	$—
Accumulation Unit Value at end of period	$17.681	$19.288	$18.332	$14.578	$13.158	$13.533	$12.698	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	18	2	2	2	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$1.147	$1.098	$1.078
Accumulation Unit Value at end of period	$1.334	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$1.147	$1.098
Number of Accumulation Units outstanding at end of period (in thousands)	10,623	14,326	16,290	23,717	25,297	31,810	35,898	46,447	35,318	22,144
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.349	$10.215	$10.782	$10.815	$10.302	$10.047	$10.328	$—	$—	$—
Accumulation Unit Value at end of period	$10.103	$10.349	$10.215	$10.782	$10.815	$10.302	$10.047	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	27	26	9	2	1	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$2.326	$2.062	$1.636
Accumulation Unit Value at end of period	$2.321	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$2.326	$2.062
Number of Accumulation Units outstanding at end of period (in thousands)	2,693	3,141	3,649	4,072	5,107	5,865	6,600	7,402	5,913	4,739
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.723	$18.157	$15.681	$13.951	$15.377	$14.004	$10.644	$—	$—	$—
Accumulation Unit Value at end of period	$16.838	$17.723	$18.157	$15.681	$13.951	$15.377	$14.004	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	9	1	1	1	—	—	—	—

APP II-19

Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$1.757	$1.631	$1.491
Accumulation Unit Value at end of period	$2.184	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$1.757	$1.631
Number of Accumulation Units outstanding at end of period (in thousands)	2,117	2,484	2,910	3,942	4,985	6,201	7,387	8,366	9,718	9,619
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.038	$17.754	$14.166	$13.124	$14.409	$12.979	$10.245	$—	$—	$—
Accumulation Unit Value at end of period	$16.842	$18.038	$17.754	$14.166	$13.124	$14.409	$12.979	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	6	4	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.099	$13.274	$9.854	$10.014	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.029	$14.099	$13.274	$9.854	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	37	25	9	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.686	$13.021	$9.768	$9.997	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.686	$13.021	$9.768	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.737	$9.902	$9.979	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.574	$9.737	$9.902	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	367	445	204	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.576	$9.841	$9.966	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.317	$9.576	$9.841	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	7	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$14.719	$14.233	$12.327
Accumulation Unit Value at end of period	$20.681	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$14.719	$14.233
Number of Accumulation Units outstanding at end of period (in thousands)	155	176	218	275	395	425	470	474	329	154
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.984	$22.076	$16.506	$14.897	$15.424	$12.334	$10.452	$—	$—	$—
Accumulation Unit Value at end of period	$20.207	$21.984	$22.076	$16.506	$14.897	$15.424	$12.334	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	5	4	2	—	—	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$1.484	$1.486	$1.335

APP II-20

Accumulation Unit Value at end of period	$1.447	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$1.484	$1.486
Number of Accumulation Units outstanding at end of period (in thousands)	1,145	1,375	2,047	2,796	3,331	4,421	6,168	6,589	7,750	8,599
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.567	$21.756	$16.719	$14.600	$15.479	$14.822	$10.293	$—	$—	$—
Accumulation Unit Value at end of period	$19.670	$22.567	$21.756	$16.719	$14.600	$15.479	$14.822	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	4	1	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$14.985	$13.958	$11.412
Accumulation Unit Value at end of period	$19.841	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$14.985	$13.958
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	53	65	94	89	53	93	69	75
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.851	$20.633	$16.593	$13.828	$14.856	$13.591	$10.584	$—	$—	$—
Accumulation Unit Value at end of period	$19.999	$20.851	$20.633	$16.593	$13.828	$14.856	$13.591	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$6.684	$5.611	$5.290
Accumulation Unit Value at end of period	$10.879	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$6.684	$5.611
Number of Accumulation Units outstanding at end of period (in thousands)	422	482	629	282	298	377	359	344	300	255
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.715	$22.374	$16.805	$14.715	$15.175	$13.523	$10.096	$—	$—	$—
Accumulation Unit Value at end of period	$24.815	$23.715	$22.374	$16.805	$14.715	$15.175	$13.523	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	13	—	—	—	—	—	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.593	$10.481	$10.141	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.976	$10.593	$10.481	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	437	526	628	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.427	$10.425	$10.127	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.716	$10.427	$10.425	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	14	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$10.402	$9.592	$8.634
Accumulation Unit Value at end of period	$14.670	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$10.402	$9.592
Number of Accumulation Units outstanding at end of period (in thousands)	538	640	812	1,177	1,512	1,888	2,162	2,289	2,182	1,599

APP II-21

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.874	$19.329	$15.045	$12.975	$13.635	$12.615	$10.218	$—	$—	$—
Accumulation Unit Value at end of period	$20.352	$20.874	$19.329	$15.045	$12.975	$13.635	$12.615	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	19	3	2	2	—	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.127	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.372	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.030	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	—	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$6.980	$6.465	$6.413
Accumulation Unit Value at end of period	$9.319	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$6.980	$6.465
Number of Accumulation Units outstanding at end of period (in thousands)	236	273	362	433	517	666	764	783	734	787
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.083	$24.628	$18.381	$16.214	$17.733	$14.058	$10.192	$—	$—	$—
Accumulation Unit Value at end of period	$26.546	$26.083	$24.628	$18.381	$16.214	$17.733	$14.058	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$9.186	$9.114	$8.188
Accumulation Unit Value at end of period	$15.159	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$9.186	$9.114
Number of Accumulation Units outstanding at end of period (in thousands)	295	354	455	650	814	977	1,240	1,404	1,504	1,206
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.634	$32.845	$23.855	$20.227	$23.171	$17.468	$11.003	$—	$—	$—
Accumulation Unit Value at end of period	$28.286	$29.634	$32.845	$23.855	$20.227	$23.171	$17.468	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	3	2	2	—	—	—	—
MFS Research International Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.509	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	195	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.492	$—	$—	$—	$—	$—	$—	$—	$—	$—

APP II-22

Accumulation Unit Value at end of period	$9.442	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$12.797	$11.498	$10.586
Accumulation Unit Value at end of period	$18.529	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$12.797	$11.498
Number of Accumulation Units outstanding at end of period (in thousands)	36	46	55	54	83	120	120	49	52	32
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.330	$20.827	$16.183	$14.184	$14.646	$12.989	$10.227	$—	$—	$—
Accumulation Unit Value at end of period	$21.898	$22.330	$20.827	$16.183	$14.184	$14.646	$12.989	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$10.493	$10.241	$10.012
Accumulation Unit Value at end of period	$13.358	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$10.493	$10.241
Number of Accumulation Units outstanding at end of period (in thousands)	1,047	1,236	1,677	780	773	921	914	719	475	156
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.064	$12.687	$13.177	$12.616	$12.149	$11.620	$10.282	$—	$—	$—
Accumulation Unit Value at end of period	$12.671	$13.064	$12.687	$13.177	$12.616	$12.149	$11.620	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	7	5	2	15	2	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$13.759	$13.429	$12.207
Accumulation Unit Value at end of period	$17.679	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$13.759	$13.429
Number of Accumulation Units outstanding at end of period (in thousands)	1,135	1,371	1,702	2,482	3,066	3,786	4,324	4,731	5,143	4,234
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.563	$15.691	$13.548	$12.517	$12.642	$11.821	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$16.054	$16.563	$15.691	$13.548	$12.517	$12.642	$11.821	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	35	36	21	16	3	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$18.279	$17.230	$14.503
Accumulation Unit Value at end of period	$25.436	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$18.279	$17.230
Number of Accumulation Units outstanding at end of period (in thousands)	314	366	471	584	658	800	870	927	776	474
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.963	$19.498	$14.749	$13.039	$13.444	$12.389	$10.378	$—	$—	$—
Accumulation Unit Value at end of period	$20.244	$20.963	$19.498	$14.749	$13.039	$13.444	$12.389	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	25	5	4	2	—	—	—	—

APP II-23

Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$30.872	$24.326	$19.265
Accumulation Unit Value at end of period	$18.330	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$30.872	$24.326
Number of Accumulation Units outstanding at end of period (in thousands)	106	131	165	241	296	376	414	404	436	304
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.712	$17.571	$18.195	$16.492	$20.103	$17.536	$10.399	$—	$—	$—
Accumulation Unit Value at end of period	$12.316	$15.712	$17.571	$18.195	$16.492	$20.103	$17.536	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	8	12	14	8	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$14.848	$13.081	$10.956
Accumulation Unit Value at end of period	$12.394	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$14.848	$13.081
Number of Accumulation Units outstanding at end of period (in thousands)	629	721	870	1,051	1,310	1,625	1,877	2,174	2,381	2,146
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.562	$18.000	$15.046	$13.080	$15.045	$14.265	$10.700	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$15.562	$18.000	$15.046	$13.080	$15.045	$14.265	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	21	19	10	7	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$15.583	$15.486	$12.932
Accumulation Unit Value at end of period	$14.789	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$15.583	$15.486
Number of Accumulation Units outstanding at end of period (in thousands)	915	1,121	1,364	1,931	2,394	3,127	3,809	4,386	5,011	3,865
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.156	$19.203	$15.088	$12.810	$14.155	$13.547	$10.621	$—	$—	$—
Accumulation Unit Value at end of period	$16.517	$18.156	$19.203	$15.088	$12.810	$14.155	$13.547	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	45	32	10	11	10	6	—	—	—
(a) Inception date March 26, 2015.

APP II-24

Hartford Life and Annuity Insurance Company
Series II/IIR

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202	$11.705
Accumulation Unit Value at end of period	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202
Number of Accumulation Units outstanding at end of period (in thousands)	1,586	1,958	2,602	3,513	4,342	5,094	6,277	8,084	10,207	11,265
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$10.275	$—	$—	$—
Accumulation Unit Value at end of period	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	80	82	66	59	51	24	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201	$1.040
Accumulation Unit Value at end of period	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201
Number of Accumulation Units outstanding at end of period (in thousands)	10,144	12,558	15,646	22,755	28,197	36,043	44,860	58,150	68,553	74,980
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$10.357	$—	$—	$—
Accumulation Unit Value at end of period	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	70	50	36	55	23	6	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769	$13.084
Accumulation Unit Value at end of period	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769
Number of Accumulation Units outstanding at end of period (in thousands)	1,891	2,326	2,899	2,950	3,643	4,262	5,099	5,307	5,860	6,010
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$10.350	$—	$—	$—
Accumulation Unit Value at end of period	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	92	65	97	97	76	47	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199	$10.025
Accumulation Unit Value at end of period	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199
Number of Accumulation Units outstanding at end of period (in thousands)	274	394	506	967	1,143	1,085	1,163	1,235	292	71
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$10.254	$—	$—	$—
Accumulation Unit Value at end of period	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$—	$—	$—

APP II-25

Number of Accumulation Units outstanding at end of period (in thousands)	10	16	22	11	16	14	4	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897	$9.988
Accumulation Unit Value at end of period	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897
Number of Accumulation Units outstanding at end of period (in thousands)	489	601	775	1,199	1,453	1,852	2,389	2,431	2,020	815
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$10.553	$—	$—	$—
Accumulation Unit Value at end of period	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	7	6	7	2	6	—	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585	$13.157
Accumulation Unit Value at end of period	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585
Number of Accumulation Units outstanding at end of period (in thousands)	499	561	718	1,094	1,396	1,736	2,126	2,597	3,052	3,235
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$9.573	$—	$—	$—
Accumulation Unit Value at end of period	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	10	12	17	15	3	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843	$17.081
Accumulation Unit Value at end of period	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843
Number of Accumulation Units outstanding at end of period (in thousands)	273	317	381	461	625	821	953	1,099	1,517	1,547
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$9.850	$—	$—	$—
Accumulation Unit Value at end of period	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	18	12	11	14	7	3	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181	$13.080
Accumulation Unit Value at end of period	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181
Number of Accumulation Units outstanding at end of period (in thousands)	3,116	3,699	4,818	6,518	8,075	9,796	11,953	14,679	17,290	18,524
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$9.446	$—	$—	$—
Accumulation Unit Value at end of period	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	172	195	204	161	180	139	39	—	—	—

APP II-26

American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750	$12.134
Accumulation Unit Value at end of period	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750
Number of Accumulation Units outstanding at end of period (in thousands)	3,226	3,855	5,069	6,921	8,406	10,086	11,936	14,761	17,696	19,476
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$9.281	$—	$—	$—
Accumulation Unit Value at end of period	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	163	207	229	186	165	105	33	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137	$13.788
Accumulation Unit Value at end of period	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137
Number of Accumulation Units outstanding at end of period (in thousands)	803	943	1,207	1,535	1,886	2,313	2,747	3,513	4,174	4,450
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$9.374	$—	$—	$—
Accumulation Unit Value at end of period	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	53	46	60	63	32	22	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665	$16.611
Accumulation Unit Value at end of period	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665
Number of Accumulation Units outstanding at end of period (in thousands)	202	234	295	466	609	851	937	977	1,124	1,137
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$10.484	$—	$—	$—
Accumulation Unit Value at end of period	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	36	50	37	48	53	22	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818	$10.454
Accumulation Unit Value at end of period	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818
Number of Accumulation Units outstanding at end of period (in thousands)	25	29	36	52	71	75	94	88	149	52
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	4	2	1	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564	$13.382

APP II-27

Accumulation Unit Value at end of period	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564
Number of Accumulation Units outstanding at end of period (in thousands)	1,238	1,623	2,113	3,231	4,039	4,762	5,520	6,439	7,494	6,794
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$10.691	$—	$—	$—
Accumulation Unit Value at end of period	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	72	70	57	66	57	8	—	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893	$10.902
Accumulation Unit Value at end of period	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893
Number of Accumulation Units outstanding at end of period (in thousands)	209	237	279	354	466	554	640	754	868	914
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$10.148	$—	$—	$—
Accumulation Unit Value at end of period	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	15	17	19	12	5	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915	$16.453
Accumulation Unit Value at end of period	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915
Number of Accumulation Units outstanding at end of period (in thousands)	272	359	434	628	738	929	1,091	1,173	1,481	1,299
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$10.147	$—	$—	$—
Accumulation Unit Value at end of period	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	35	37	43	53	58	30	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191	$14.763
Accumulation Unit Value at end of period	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191
Number of Accumulation Units outstanding at end of period (in thousands)	1,011	1,217	1,552	2,008	2,472	2,946	3,568	4,577	6,057	6,545
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$10.325	$—	$—	$—
Accumulation Unit Value at end of period	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	47	46	61	56	33	10	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457	$13.417
Accumulation Unit Value at end of period	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457
Number of Accumulation Units outstanding at end of period (in thousands)	781	985	1,250	1,654	1,902	2,162	2,300	2,701	3,017	2,775

APP II-28

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$10.399	$—	$—	$—
Accumulation Unit Value at end of period	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	43	50	39	46	34	13	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$9.250	$—
Accumulation Unit Value at end of period	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	111	160	136	184	232	176	179	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$10.629	$—	$—	$—
Accumulation Unit Value at end of period	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	7	8	4	27	8	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305	$12.445
Accumulation Unit Value at end of period	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	344	423	545	646	796	989	1,151	1,419	1,713	1,889
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$10.051	$—	$—	$—
Accumulation Unit Value at end of period	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	35	25	35	22	4	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277	$14.314
Accumulation Unit Value at end of period	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277
Number of Accumulation Units outstanding at end of period (in thousands)	620	824	1,033	1,432	1,656	1,911	2,089	2,178	2,433	2,382
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$10.490	$—	$—	$—
Accumulation Unit Value at end of period	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	56	56	54	63	37	6	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110	$1.077
Accumulation Unit Value at end of period	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110
Number of Accumulation Units outstanding at end of period (in thousands)	9,535	11,633	15,940	23,961	31,385	30,309	44,174	81,177	37,299	30,252
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—	$—	$—
Accumulation Unit Value at end of period	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—	$—	$—

APP II-29

Number of Accumulation Units outstanding at end of period (in thousands)	49	50	55	68	67	60	44	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	150	158	196	332	175	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.544	$13.779	$10.101	$9.125	$10.709	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.865	$14.544	$13.779	$10.101	$9.125	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	32	30	12	1	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798	$10.277
Accumulation Unit Value at end of period	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798
Number of Accumulation Units outstanding at end of period (in thousands)	374	446	568	605	815	926	1,063	1,266	1,396	1,557
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$10.173	$—	$—	$—
Accumulation Unit Value at end of period	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	31	33	29	34	22	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100	$1.080
Accumulation Unit Value at end of period	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100
Number of Accumulation Units outstanding at end of period (in thousands)	8,785	10,547	14,452	21,515	23,810	27,573	33,307	43,351	32,443	26,808
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$10.328	$—	$—	$—
Accumulation Unit Value at end of period	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	108	74	76	142	178	109	74	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068	$1.639
Accumulation Unit Value at end of period	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068
Number of Accumulation Units outstanding at end of period (in thousands)	1,696	2,096	2,692	2,860	3,343	3,781	4,366	4,619	4,698	3,146
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$10.644	$—	$—	$—
Accumulation Unit Value at end of period	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	11	13	9	7	3	—	—	—

APP II-30

Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635	$1.495
Accumulation Unit Value at end of period	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635
Number of Accumulation Units outstanding at end of period (in thousands)	2,659	3,084	3,618	4,361	5,641	7,163	8,446	9,973	12,288	13,389
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$10.245	$—	$—	$—
Accumulation Unit Value at end of period	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	21	19	31	34	22	11	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	33	44	43	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.705	$13.033	$9.772	$9.998	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.501	$13.705	$13.033	$9.772	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	5	2	2	—	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	535	470	329	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	17	16	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256	$12.341
Accumulation Unit Value at end of period	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256
Number of Accumulation Units outstanding at end of period (in thousands)	146	169	233	311	355	392	426	430	414	327
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$10.453	$—	$—	$—
Accumulation Unit Value at end of period	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	13	10	7	9	13	—	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490	$1.338

APP II-31

Accumulation Unit Value at end of period	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490
Number of Accumulation Units outstanding at end of period (in thousands)	1,269	1,493	1,679	2,721	3,686	4,785	5,897	7,008	8,743	10,297
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	12	10	14	9	4	—	—	—
MFS Core Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.549	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.168	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	121	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.532	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.071	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412	$12.595
Accumulation Unit Value at end of period	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412
Number of Accumulation Units outstanding at end of period (in thousands)	40	39	54	76	90	104	111	114	148	175
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$10.585	$—	$—	$—
Accumulation Unit Value at end of period	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	10	2	1	1	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423	$7.936
Accumulation Unit Value at end of period	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423
Number of Accumulation Units outstanding at end of period (in thousands)	303	352	472	295	286	343	339	345	498	556
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$10.097	$—	$—	$—
Accumulation Unit Value at end of period	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	4	5	6	6	6	4	—	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	510	629	811	—	—	—	—	—	—	—

APP II-32

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.435	$10.427	$10.127	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.728	$10.435	$10.427	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	72	55	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698	$8.726
Accumulation Unit Value at end of period	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698
Number of Accumulation Units outstanding at end of period (in thousands)	408	507	713	1,167	1,483	1,719	1,912	2,199	2,369	2,328
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$10.218	$—	$—	$—
Accumulation Unit Value at end of period	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	20	28	30	31	21	9	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.132	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.035	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998	$5.946
Accumulation Unit Value at end of period	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998
Number of Accumulation Units outstanding at end of period (in thousands)	297	285	337	527	689	964	975	1,108	1,400	1,674
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$10.192	$—	$—	$—
Accumulation Unit Value at end of period	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	3	5	7	4	4	9	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778	$12.372
Accumulation Unit Value at end of period	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778
Number of Accumulation Units outstanding at end of period (in thousands)	215	263	354	541	657	792	944	1,104	1,291	1,416
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$11.004	$—	$—	$—

APP II-33

Accumulation Unit Value at end of period	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	31	10	27	19	14	—	—	—
MFS Research International Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.510	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.538	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.493	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.447	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	—	—	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508	$10.590
Accumulation Unit Value at end of period	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508
Number of Accumulation Units outstanding at end of period (in thousands)	38	33	48	45	43	45	32	48	68	36
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$10.228	$—	$—	$—
Accumulation Unit Value at end of period	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	3	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251	$10.016
Accumulation Unit Value at end of period	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	1,134	1,374	1,737	757	815	1,030	908	463	341	109
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$10.283	$—	$—	$—
Accumulation Unit Value at end of period	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	72	30	40	29	20	5	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183	$12.886
Accumulation Unit Value at end of period	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183
Number of Accumulation Units outstanding at end of period (in thousands)	995	1,191	1,527	2,181	2,657	3,098	3,611	4,436	5,780	6,059
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$10.295	$—	$—	$—
Accumulation Unit Value at end of period	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	49	71	77	74	41	15	—	—	—

APP II-34

MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262	$14.522
Accumulation Unit Value at end of period	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262
Number of Accumulation Units outstanding at end of period (in thousands)	244	287	373	413	485	576	628	707	682	528
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$10.378	$—	$—	$—
Accumulation Unit Value at end of period	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	28	28	27	30	19	7	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203	$15.992
Accumulation Unit Value at end of period	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203
Number of Accumulation Units outstanding at end of period (in thousands)	104	119	152	230	295	367	408	417	652	720
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$10.400	$—	$—	$—
Accumulation Unit Value at end of period	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	12	11	12	25	14	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656	$11.432
Accumulation Unit Value at end of period	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656
Number of Accumulation Units outstanding at end of period (in thousands)	642	717	880	1,090	1,326	1,547	1,780	2,085	2,376	2,536
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$10.700	$—	$—	$—
Accumulation Unit Value at end of period	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	38	40	54	44	28	11	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680	$13.087
Accumulation Unit Value at end of period	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680
Number of Accumulation Units outstanding at end of period (in thousands)	427	562	700	1,091	1,304	1,508	1,839	2,365	3,116	3,386
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$10.622	$—	$—	$—
Accumulation Unit Value at end of period	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	14	17	19	13	10	—	—	—

APP II-35

Series III

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$14.127	$13.486	$11.963
Accumulation Unit Value at end of period	$18.863	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$14.127	$13.486
Number of Accumulation Units outstanding at end of period (in thousands)	5,293	6,750	7,965	11,799	13,618	15,867	17,428	19,699	21,116	18,748
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.646	$18.185	$15.112	$13.368	$13.565	$12.394	$10.275	$—	$—	$—
Accumulation Unit Value at end of period	$18.394	$18.646	$18.185	$15.112	$13.368	$13.565	$12.394	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	217	199	178	88	78	45	27	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$1.201	$1.198	$1.038
Accumulation Unit Value at end of period	$1.609	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$1.201	$1.198
Number of Accumulation Units outstanding at end of period (in thousands)	32,361	38,863	46,992	75,230	88,903	105,130	120,682	138,218	149,898	140,470
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.858	$19.476	$15.051	$13.585	$14.091	$12.894	$10.357	$—	$—	$—
Accumulation Unit Value at end of period	$20.642	$21.858	$19.476	$15.051	$13.585	$14.091	$12.894	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	174	183	153	71	67	30	7	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$13.482	$13.271	$12.617
Accumulation Unit Value at end of period	$14.766	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$13.482	$13.271
Number of Accumulation Units outstanding at end of period (in thousands)	10,107	12,161	15,516	9,618	10,757	13,149	15,039	13,455	13,705	11,090
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.113	$11.827	$12.425	$12.120	$11.741	$11.338	$10.349	$—	$—	$—
Accumulation Unit Value at end of period	$11.817	$12.113	$11.827	$12.425	$12.120	$11.741	$11.338	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	203	216	221	163	159	123	51	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$10.951	$10.198	$10.025
Accumulation Unit Value at end of period	$12.011	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$10.951	$10.198
Number of Accumulation Units outstanding at end of period (in thousands)	1,058	1,373	1,616	3,841	4,472	5,044	5,263	4,888	1,498	68
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.463	$11.621	$12.261	$11.868	$11.669	$11.398	$10.253	$—	$—	$—
Accumulation Unit Value at end of period	$10.698	$11.463	$11.621	$12.261	$11.868	$11.669	$11.398	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	57	60	49	49	21	3	—	—	—

APP II-36

American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$12.066	$10.893	$9.988
Accumulation Unit Value at end of period	$13.823	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$12.066	$10.893
Number of Accumulation Units outstanding at end of period (in thousands)	2,103	2,518	3,009	7,574	9,783	11,878	13,084	14,193	11,496	3,703
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.234	$19.687	$16.515	$14.440	$15.600	$14.344	$10.552	$—	$—	$—
Accumulation Unit Value at end of period	$19.421	$20.234	$19.687	$16.515	$14.440	$15.600	$14.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	53	38	17	18	11	—	—	—	—
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$13.691	$12.126	$10.241
Accumulation Unit Value at end of period	$18.479	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$13.691	$12.126
Number of Accumulation Units outstanding at end of period (in thousands)	1,788	2,059	2,602	4,656	5,871	6,958	7,929	9,101	9,397	7,455
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.110	$21.208	$16.875	$14.152	$15.966	$14.686	$9.572	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$21.110	$21.208	$16.875	$14.152	$15.966	$14.686	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	108	95	57	50	17	2	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$18.415	$15.426	$12.648
Accumulation Unit Value at end of period	$18.514	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$18.415	$15.426
Number of Accumulation Units outstanding at end of period (in thousands)	1,423	1,717	2,194	2,827	3,605	4,552	5,133	5,330	5,779	4,357
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.183	$22.328	$17.891	$15.561	$19.783	$16.610	$9.849	$—	$—	$—
Accumulation Unit Value at end of period	$21.639	$22.183	$22.328	$17.891	$15.561	$19.783	$16.610	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	54	50	29	34	22	9	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$10.917	$9.884	$9.121
Accumulation Unit Value at end of period	$15.038	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$10.917	$9.884
Number of Accumulation Units outstanding at end of period (in thousands)	12,771	15,548	19,797	32,370	40,931	50,522	58,786	65,234	64,996	52,801
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.073	$21.857	$17.268	$15.056	$16.167	$14.002	$9.445	$—	$—	$—
Accumulation Unit Value at end of period	$23.987	$23.073	$21.857	$17.268	$15.056	$16.167	$14.002	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	468	525	483	318	315	156	71	—	—	—

APP II-37

American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$14.384	$13.928	$12.297
Accumulation Unit Value at end of period	$19.720	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$14.384	$13.928
Number of Accumulation Units outstanding at end of period (in thousands)	9,031	10,884	14,058	22,603	28,337	34,132	39,363	44,187	45,387	37,282
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$20.149	$15.513	$13.573	$14.211	$13.109	$9.280	$—	$—	$—
Accumulation Unit Value at end of period	$21.405	$21.687	$20.149	$15.513	$13.573	$14.211	$13.109	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	511	516	480	267	281	138	25	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$14.549	$12.330	$10.541
Accumulation Unit Value at end of period	$12.931	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$14.549	$12.330
Number of Accumulation Units outstanding at end of period (in thousands)	4,132	4,731	5,694	7,611	9,449	11,301	13,177	15,067	15,479	12,259
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.809	$17.749	$14.999	$13.075	$15.622	$14.974	$9.373	$—	$—	$—
Accumulation Unit Value at end of period	$15.613	$16.809	$17.749	$14.999	$13.075	$15.622	$14.974	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	138	130	98	108	51	23	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$26.599	$20.464	$15.698
Accumulation Unit Value at end of period	$23.780	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$26.599	$20.464
Number of Accumulation Units outstanding at end of period (in thousands)	765	910	1,040	2,225	2,847	3,465	3,605	3,715	3,778	2,530
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.313	$18.201	$16.797	$14.654	$17.504	$15.263	$10.483	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$16.313	$18.201	$16.797	$14.654	$17.504	$15.263	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	60	47	27	27	17	12	—	—	—
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$12.148	$10.808	$10.450
Accumulation Unit Value at end of period	$16.781	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$12.148	$10.808
Number of Accumulation Units outstanding at end of period (in thousands)	277	334	409	947	1,285	1,384	1,458	1,393	1,352	746
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.947	$19.323	$14.447	$13.590	$14.674	$12.981	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$20.253	$19.947	$19.323	$14.447	$13.590	$14.674	$12.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	16	6	11	10	2	2	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528	$13.357

APP II-38

Accumulation Unit Value at end of period	$18.987	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528
Number of Accumulation Units outstanding at end of period (in thousands)	5,178	6,576	8,366	18,783	23,140	27,757	31,451	34,640	35,938	21,983
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$10.690	$—	$—	$—
Accumulation Unit Value at end of period	$17.216	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	241	251	189	127	110	44	5	—	—	—
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$12.392	$11.865	$10.882
Accumulation Unit Value at end of period	$17.337	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$12.392	$11.865
Number of Accumulation Units outstanding at end of period (in thousands)	583	660	816	1,436	1,754	2,121	2,435	2,772	3,208	2,681
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.944	$18.228	$14.566	$13.323	$13.904	$12.808	$10.148	$—	$—	$—
Accumulation Unit Value at end of period	$20.494	$19.944	$18.228	$14.566	$13.323	$13.904	$12.808	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	35	27	17	19	7	2	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$21.859	$19.879	$16.431
Accumulation Unit Value at end of period	$26.946	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$21.859	$19.879
Number of Accumulation Units outstanding at end of period (in thousands)	1,210	1,413	1,638	3,274	4,369	5,160	5,882	6,018	6,390	3,646
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.626	$17.140	$13.805	$12.518	$13.259	$12.173	$10.147	$—	$—	$—
Accumulation Unit Value at end of period	$16.522	$17.626	$17.140	$13.805	$12.518	$13.259	$12.173	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	66	56	36	49	35	41	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$16.782	$16.495	$14.173
Accumulation Unit Value at end of period	$19.065	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$16.782	$16.495
Number of Accumulation Units outstanding at end of period (in thousands)	4,312	5,064	6,426	9,256	11,729	14,405	16,807	19,312	21,739	15,947
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.058	$18.287	$14.655	$13.186	$13.696	$12.661	$10.324	$—	$—	$—
Accumulation Unit Value at end of period	$17.626	$19.058	$18.287	$14.655	$13.186	$13.696	$12.661	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	123	129	107	60	55	25	39	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$14.761	$15.429	$13.399
Accumulation Unit Value at end of period	$21.439	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$14.761	$15.429
Number of Accumulation Units outstanding at end of period (in thousands)	3,935	4,645	5,783	8,939	10,804	12,444	13,263	14,569	15,008	8,977

APP II-39

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.887	$19.746	$15.650	$14.368	$13.933	$11.870	$10.398	$—	$—	$—
Accumulation Unit Value at end of period	$19.579	$20.887	$19.746	$15.650	$14.368	$13.933	$11.870	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	133	141	142	86	61	24	5	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$9.244	$9.249	$—
Accumulation Unit Value at end of period	$12.940	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$9.244	$—
Number of Accumulation Units outstanding at end of period (in thousands)	630	718	913	846	1,224	1,334	830	769	15	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.298	$23.812	$17.965	$15.598	$16.660	$13.355	$10.628	$—	$—	$—
Accumulation Unit Value at end of period	$20.992	$23.298	$23.812	$17.965	$15.598	$16.660	$13.355	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	10	2	3	2	1	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$8.441	$7.718	$7.223
Accumulation Unit Value at end of period	$11.837	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$8.441	$7.718
Number of Accumulation Units outstanding at end of period (in thousands)	2,053	2,436	3,121	4,256	5,232	6,510	6,954	7,299	7,327	6,285
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.460	$23.394	$17.405	$16.139	$17.431	$14.039	$10.051	$—	$—	$—
Accumulation Unit Value at end of period	$23.164	$24.460	$23.394	$17.405	$16.139	$17.431	$14.039	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	73	53	46	53	19	1	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$15.324	$14.676	$13.758
Accumulation Unit Value at end of period	$19.771	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$15.324	$14.676
Number of Accumulation Units outstanding at end of period (in thousands)	1,976	2,467	2,975	6,673	7,843	8,792	9,258	8,663	8,395	5,698
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.332	$15.432	$15.323	$13.923	$13.924	$12.870	$10.489	$—	$—	$—
Accumulation Unit Value at end of period	$14.376	$15.332	$15.432	$15.323	$13.923	$13.924	$12.870	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	167	186	132	107	70	15	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$1.087	$1.054	$1.024
Accumulation Unit Value at end of period	$0.972	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$1.087	$1.054
Number of Accumulation Units outstanding at end of period (in thousands)	33,690	42,965	57,253	90,101	110,786	115,774	152,111	273,481	95,715	50,457
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.475	$8.702	$8.945	$9.195	$9.451	$9.714	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.255	$8.475	$8.702	$8.945	$9.195	$9.451	$9.714	$—	$—	$—

APP II-40

Number of Accumulation Units outstanding at end of period (in thousands)	104	90	83	80	100	77	71	—	—	—
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.106	$14.169	$10.284	$9.197	$10.722	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.595	$15.106	$14.169	$10.284	$9.197	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	339	430	521	896	485	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.517	$13.760	$10.092	$9.121	$10.708	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.830	$14.517	$13.760	$10.092	$9.121	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	30	26	19	4	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$12.529	$11.787	$10.273
Accumulation Unit Value at end of period	$16.097	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$12.529	$11.787
Number of Accumulation Units outstanding at end of period (in thousands)	1,388	1,620	2,036	1,534	1,892	2,627	3,246	3,025	3,609	4,021
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.288	$18.332	$14.578	$13.158	$13.533	$12.698	$10.173	$—	$—	$—
Accumulation Unit Value at end of period	$17.681	$19.288	$18.332	$14.578	$13.158	$13.533	$12.698	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	68	67	40	42	16	4	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$1.147	$1.098	$1.078
Accumulation Unit Value at end of period	$1.334	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$1.147	$1.098
Number of Accumulation Units outstanding at end of period (in thousands)	34,785	33,586	41,146	80,681	91,836	110,869	128,780	163,730	133,743	90,282
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.349	$10.215	$10.782	$10.815	$10.302	$10.047	$10.328	$—	$—	$—
Accumulation Unit Value at end of period	$10.103	$10.349	$10.215	$10.782	$10.815	$10.302	$10.047	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	268	273	291	181	189	89	27	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$2.326	$2.062	$1.636
Accumulation Unit Value at end of period	$2.321	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$2.326	$2.062
Number of Accumulation Units outstanding at end of period (in thousands)	9,771	11,114	13,347	15,427	19,664	22,724	26,186	28,712	24,642	8,925
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.723	$18.157	$15.681	$13.951	$15.377	$14.004	$10.644	$—	$—	$—
Accumulation Unit Value at end of period	$16.838	$17.723	$18.157	$15.681	$13.951	$15.377	$14.004	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	41	39	23	25	4	—	—	—	—

APP II-41

Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$1.757	$1.631	$1.491
Accumulation Unit Value at end of period	$2.184	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$1.757	$1.631
Number of Accumulation Units outstanding at end of period (in thousands)	8,421	9,682	12,003	14,523	18,463	22,332	27,075	27,921	31,745	30,309
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.038	$17.754	$14.166	$13.124	$14.409	$12.979	$10.245	$—	$—	$—
Accumulation Unit Value at end of period	$16.842	$18.038	$17.754	$14.166	$13.124	$14.409	$12.979	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	107	99	65	60	28	3	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.099	$13.274	$9.854	$10.014	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.029	$14.099	$13.274	$9.854	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	99	112	101	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.686	$13.021	$9.768	$9.997	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.686	$13.021	$9.768	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	6	2	—	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.737	$9.902	$9.979	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.574	$9.737	$9.902	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,130	1,673	1,902	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.576	$9.841	$9.966	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.317	$9.576	$9.841	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	19	65	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$14.719	$14.233	$12.327
Accumulation Unit Value at end of period	$20.681	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$14.719	$14.233
Number of Accumulation Units outstanding at end of period (in thousands)	646	714	902	1,355	1,887	2,199	2,348	2,375	1,626	629
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.984	$22.076	$16.506	$14.897	$15.424	$12.334	$10.452	$—	$—	$—
Accumulation Unit Value at end of period	$20.207	$21.984	$22.076	$16.506	$14.897	$15.424	$12.334	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	43	26	28	6	1	—	—	—
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$1.484	$1.486	$1.335

APP II-42

Accumulation Unit Value at end of period	$1.447	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$1.484	$1.486
Number of Accumulation Units outstanding at end of period (in thousands)	3,897	4,553	5,716	9,235	10,976	14,252	17,849	18,997	23,789	25,947
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.567	$21.756	$16.719	$14.600	$15.479	$14.822	$10.293	$—	$—	$—
Accumulation Unit Value at end of period	$19.670	$22.567	$21.756	$16.719	$14.600	$15.479	$14.822	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	31	12	31	41	11	—	—	—	—
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$14.985	$13.958	$11.412
Accumulation Unit Value at end of period	$19.841	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$14.985	$13.958
Number of Accumulation Units outstanding at end of period (in thousands)	219	245	305	208	253	284	326	367	378	321
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.851	$20.633	$16.593	$13.828	$14.856	$13.591	$10.584	$—	$—	$—
Accumulation Unit Value at end of period	$19.999	$20.851	$20.633	$16.593	$13.828	$14.856	$13.591	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	8	7	5	4	10	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$6.684	$5.611	$5.290
Accumulation Unit Value at end of period	$10.879	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$6.684	$5.611
Number of Accumulation Units outstanding at end of period (in thousands)	3,042	3,608	4,530	1,218	1,422	1,177	1,351	1,449	1,181	916
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.715	$22.374	$16.805	$14.715	$15.175	$13.523	$10.096	$—	$—	$—
Accumulation Unit Value at end of period	$24.815	$23.715	$22.374	$16.805	$14.715	$15.175	$13.523	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	11	11	6	5	3	1	—	—	—
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.593	$10.481	$10.141	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.976	$10.593	$10.481	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,363	1,700	2,263	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.427	$10.425	$10.127	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.716	$10.427	$10.425	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	91	96	105	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$10.402	$9.592	$8.634
Accumulation Unit Value at end of period	$14.670	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$10.402	$9.592
Number of Accumulation Units outstanding at end of period (in thousands)	1,259	1,570	2,083	4,546	6,136	7,490	8,615	9,459	9,208	6,654

APP II-43

With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.874	$19.329	$15.045	$12.975	$13.635	$12.615	$10.218	$—	$—	$—
Accumulation Unit Value at end of period	$20.352	$20.874	$19.329	$15.045	$12.975	$13.635	$12.615	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	103	100	104	70	71	21	3	—	—	—
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.127	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	321	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.372	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.030	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	—	—	—	—	—	—	—	—	—
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$6.980	$6.465	$6.413
Accumulation Unit Value at end of period	$9.319	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$6.980	$6.465
Number of Accumulation Units outstanding at end of period (in thousands)	717	825	1,119	1,482	1,894	2,527	2,332	2,420	2,647	2,782
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.083	$24.628	$18.381	$16.214	$17.733	$14.058	$10.192	$—	$—	$—
Accumulation Unit Value at end of period	$26.546	$26.083	$24.628	$18.381	$16.214	$17.733	$14.058	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	21	15	5	4	2	1	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$9.186	$9.114	$8.188
Accumulation Unit Value at end of period	$15.159	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$9.186	$9.114
Number of Accumulation Units outstanding at end of period (in thousands)	814	1,021	1,311	2,623	3,570	4,460	5,088	6,100	6,775	5,496
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.634	$32.845	$23.855	$20.227	$23.171	$17.468	$11.003	$—	$—	$—
Accumulation Unit Value at end of period	$28.286	$29.634	$32.845	$23.855	$20.227	$23.171	$17.468	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	39	38	27	18	12	3	—	—	—
MFS Research International Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.509	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	380	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS) (a)
Accumulation Unit Value at beginning of period	$10.492	$—	$—	$—	$—	$—	$—	$—	$—	$—

APP II-44

Accumulation Unit Value at end of period	$9.442	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	—	—	—	—	—	—	—	—	—
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$12.797	$11.498	$10.586
Accumulation Unit Value at end of period	$18.529	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$12.797	$11.498
Number of Accumulation Units outstanding at end of period (in thousands)	139	154	174	331	297	247	301	238	180	79
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.330	$20.827	$16.183	$14.184	$14.646	$12.989	$10.227	$—	$—	$—
Accumulation Unit Value at end of period	$21.898	$22.330	$20.827	$16.183	$14.184	$14.646	$12.989	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	4	4	2	1	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$10.493	$10.241	$10.012
Accumulation Unit Value at end of period	$13.358	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$10.493	$10.241
Number of Accumulation Units outstanding at end of period (in thousands)	10,360	12,140	15,143	4,148	4,231	4,694	4,163	3,277	2,215	725
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.064	$12.687	$13.177	$12.616	$12.149	$11.620	$10.282	$—	$—	$—
Accumulation Unit Value at end of period	$12.671	$13.064	$12.687	$13.177	$12.616	$12.149	$11.620	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	72	74	64	66	44	2	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$13.759	$13.429	$12.207
Accumulation Unit Value at end of period	$17.679	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$13.759	$13.429
Number of Accumulation Units outstanding at end of period (in thousands)	3,185	3,750	4,700	9,364	11,381	13,818	15,685	17,271	19,439	15,381
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.563	$15.691	$13.548	$12.517	$12.642	$11.821	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$16.054	$16.563	$15.691	$13.548	$12.517	$12.642	$11.821	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	239	226	203	159	153	83	35	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$18.279	$17.230	$14.503
Accumulation Unit Value at end of period	$25.436	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$18.279	$17.230
Number of Accumulation Units outstanding at end of period (in thousands)	1,271	1,503	1,957	2,208	2,873	3,287	3,540	3,816	3,134	1,544
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.963	$19.498	$14.749	$13.039	$13.444	$12.389	$10.378	$—	$—	$—
Accumulation Unit Value at end of period	$20.244	$20.963	$19.498	$14.749	$13.039	$13.444	$12.389	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	60	67	37	40	18	3	—	—	—

APP II-45

Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$30.872	$24.326	$19.265
Accumulation Unit Value at end of period	$18.330	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$30.872	$24.326
Number of Accumulation Units outstanding at end of period (in thousands)	331	388	480	892	1,142	1,487	1,659	1,477	1,760	1,331
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.712	$17.571	$18.195	$16.492	$20.103	$17.536	$10.399	$—	$—	$—
Accumulation Unit Value at end of period	$12.316	$15.712	$17.571	$18.195	$16.492	$20.103	$17.536	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	27	22	17	20	8	6	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$14.848	$13.081	$10.956
Accumulation Unit Value at end of period	$12.394	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$14.848	$13.081
Number of Accumulation Units outstanding at end of period (in thousands)	2,650	2,938	3,331	3,838	4,648	5,670	6,253	7,468	8,394	7,550
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.562	$18.000	$15.046	$13.080	$15.045	$14.265	$10.700	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$15.562	$18.000	$15.046	$13.080	$15.045	$14.265	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	128	113	104	68	66	30	5	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$15.583	$15.486	$12.932
Accumulation Unit Value at end of period	$14.789	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$15.583	$15.486
Number of Accumulation Units outstanding at end of period (in thousands)	2,171	2,618	3,307	5,922	7,426	9,221	10,684	12,684	14,543	10,310
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.156	$19.203	$15.088	$12.810	$14.155	$13.547	$10.621	$—	$—	$—
Accumulation Unit Value at end of period	$16.517	$18.156	$19.203	$15.088	$12.810	$14.155	$13.547	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	33	30	25	10	1	—	—	—
(a) Inception date March 26, 2015.

APP A-1

Appendix A - Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a contingent deferred sales charge (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.
Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.
I. Key Differences

	Minimum Initial Premium
Contract	Qualified Contract	Non- Qualified Contract	Sales Charge										Mortality & Expense Risk Charge(1)	Payment Enhancement	Maximum Up-Front Commission
Access	$10,000	$2,000	None										1.55%	No	2%
Core	$1,000	$1,000	Year	1	2	3	4	5	6	7	8+
			CDSC(2)	7%	7%	7%	6%	5%	4%	3%	0%		1.15%	No	7%
Outlook	$10,000	$2,000	Year	1	2	3	4	5+
			CDSC(2)	7%	6%	5%	4%	0%					1.50%	No	5.75%
Plus	$10,000	$2,000	Year	1	2	3	4	5	6	7	8	9+
			CDSC(2)	8%	8%	8%	8%	7%	6%	5%	4%	0%	1.50%	Yes(3)	6.5%

(1)
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2)
Each Premium Payment has its own Contingent Deferred Sales Charge (CDSC) schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

APP A-2

The following Surrenders are NOT subject to a CDSC:

•
Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

•
For Required Minimum Distributions - This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

(1)
We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

•	Cancel your Contract during any “Free Look” period.

•	Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

•	Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

APP A-3

II. Investment Options (Standard)

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series I	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I** (formerly Invesco V.I. Money Market Fund)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities Fund - Series 1	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Asset Allocation Fund - Class 2	Seeks high total return (including income and capital gains), consistent with the preservation of capital over the long term	Capital Research and Management Company
American Funds Blue Chip Income and Growth Fund - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 2	Seeks to provide as high level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 2	Seeks over the long term a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 2	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 2	Seeks long-term capital appreciation	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust

APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Franklin Flex Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Large Cap Growth VIP Fund - Class 2	Seeks capital appreciation	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 2	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund - Class 1	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford Series Fund, Inc.
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
MFS® Variable Insurance Trust
MFS® Global Equity Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Mid Cap Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Value Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® High Yield Portfolio - Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation	MFS Investment Management

APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Research International Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP B-1

Appendix B — The Hartford’s Lifetime Income Builder
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

•
Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

•
Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

APP B-2

Does the Benefit Amount/Payment Base change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments. However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Payment prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduce by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.

•
Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•	Benefit Amount limits. Your Benefit Amount cannot be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.
Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

•	Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

APP B-3

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

•	Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.

APP B-4

If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.
The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)	If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

APP B-5

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If this rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.

•	Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the

APP B-6

remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see “Appendix I.”
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

•
Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract

APP B-7

Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

•
Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

•
Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

•	Certain ownership changes may result in a reduction of benefits.

•
Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP C-1

Appendix C — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.

APP C-3

Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

APP C-4

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

APP C-5

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.

A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.

Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract - generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any

APP C-6

Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

•	We will no longer accept subsequent Premium Payments; and

•
You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

•	Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

•	Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

•	All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

•	If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.
See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP C-7

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

APP C-8

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract

APP C-9

continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.
If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59½ or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than

APP C-10

the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59½ or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon

APP C-11

revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.
To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.
While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

APP C-12

Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

APP C-13

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP D-1

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

The Hartford's Lifetime Income Builder	The Hartford's Lifetime Income Builder Selects
The Hartford's Lifetime Income Builder II	The Hartford's Lifetime Income Foundation

Applicable Hartford Leaders Plus 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
You must allocate your Sub-Account Value in accordance with the following investment restrictions on and after to October 4, 2013:
(1) SELF SELECT

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
American Funds Bond Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Bond Series

*    If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the revocation of your withdrawal feature.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
Franklin Flex Cap Growth VIP Fund
Franklin Income VIP Fund
Franklin Large Cap Growth VIP Fund
Franklin Rising Dividends VIP Fund
Invesco V.I. Core Equity Fund
Invesco V.I. International Growth Fund

APP D-2

Invesco V.I. American Franchise Fund
MFS Growth Series
MFS Massachusetts Investors Growth Stock Portfolio
MFS Investors Trust Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series
Franklin Mutual Shares VIP Fund
Templeton Foreign VIP Fund
Invesco V.I. Value Opportunities Fund
MFS Core Equity Series
MFS Global Equity Series
Franklin Mutual Global Discovery VIP Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
American Funds Global Bond Fund
American Funds Global Small Capitalization Fund
American Funds International Fund
American Funds New World Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Franklin Strategic Income VIP Fund
Invesco V.I. Mid Cap Core Fund
Invesco V.I. Small Cap Equity Fund
MFS High Yield Portfolio
MFS Mid Cap Growth Series
MFS New Discovery Series
Templeton Developing Markets VIP Fund
Templeton Growth VIP Fund

(2) ASSET ALLOCATIONS MODELS

Fund	Conservative 2	Balanced 2	Moderate Growth 2
American Funds Bond Fund	24%	22%	20%
American Funds Growth Fund	5%	6%	7%
American Funds Growth-Income Fund	6%	7%	8%
American Fund International Fund	3%	4%	5%
American Funds Global Bond Fund	4%	2%	0%
Franklin Small Cap Value VIP Fund	0%	0%	2%
Franklin Strategic Income VIP Fund	3%	2%	0%
Invesco V.I. Core Equity Fund	4%	5%	6%
Invesco V.I. International Growth Fund	2%	3%	4%
Invesco V.I. Mid Cap Core Equity Fund	2%	3%	3%
Invesco V.I. Small Cap Equity Fund	3%	3%	2%
MFS Growth Series	4%	5%	6%
MFS High Yield Series	4%	2%	0%
MFS Total Return Bond Series	25%	22%	20%
MFS Value Series	5%	6%	7%
Franklin Mutual Shares VIP Fund	4%	5%	6%
Templeton Foreign VIP Fund	2%	3%	4%
Total	100%	100%	100%

APP D-3

As of May 2, 2016, the following models will be available to you to invest in:

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%
American Funds Bond Fund	20%	15%	11%	9%
American Funds Global Bond Fund	10%	7%	6%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%
American Funds International Fund	3%	4%	5%	6%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%
MFS High Yield Portfolio	15%	19%	17%	16%
MFS Investors Trust Series	3%	4%	5%	7%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%
Templeton Foreign VIP Fund	3%	3%	5%	6%
Total	100%	100%	100%	100%

(3) INVESTMENT MODELS
Investment Model Option A: Franklin

MFS Total Return Bond Series	40%
Franklin Small-Mid Cap Growth VIP Fund	10%
Templeton Growth VIP Fund	10%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	20%
Total	100%
Investment Model Option B: American

American Funds Bond Fund	40%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Investment Model Option C: Diversifive

MFS Total Return Bond Series	40%
Franklin Rising Dividends VIP Fund	20%
MFS Growth Series	20%
Templeton Foreign VIP Fund	10%
Invesco V.I. International Growth Fund	10%
Total	100%

APP D-4

B. Investment Restrictions For

The Hartford's Lifetime Income Builder Portfolios

Applicable to Hartford Leaders Plus 3

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
(1) INVESTMENT STRATEGY
Franklin Founding Investment Strategy

Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
American Growth Foundation Strategy

American Funds Bond Fund	25%
American Funds Global Small Capitalization Fund	10%
American Funds Growth-Income Fund	25%
American Funds Growth Fund	25%
American Funds International Fund	15%
Total	100%
(2) PORTFOLIO PLANNER MODELS

FUND	Balanced	Moderate Growth	Growth
American Funds Bond Fund	10%	7%	0%
American Funds Growth Fund	6%	7%	8%
American Funds Growth-Income Fund	7%	8%	9%
American Funds International Fund	4%	5%	9%
American Funds Global Bond Fund	5%	2%	0%
Franklin Small Cap Value VIP Fund	0%	0%	2%
Franklin Strategic Income VIP Fund	20%	18%	15%
Invesco V.I. Core Equity Fund	5%	6%	7%
Invesco V.I. International Growth Fund	3%	4%	3%
Invesco V.I. Mid Cap Core Equity Fund	3%	3%	4%
Invesco V.I. Small Cap Equity Fund	3%	2%	3%
MFS Growth Series	5%	6%	7%
MFS High Yield Portfolio	5%	5%	5%
MFS Research Series	10%	10%	10%
MFS Value Series	6%	7%	8%
Franklin Mutual Shares VIP Fund	5%	6%	7%
Templeton Foreign VIP Fund	3%	4%	3%
Total	100%	100%	100%

APP D-5

As of May 2, 2016, the following models will be available to you to invest in:

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%	10%
American Funds Bond Fund	20%	15%	11%	9%	6%
American Funds Global Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL SUB-ACCOUNTS:
You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, THREE, FOUR, FIVE or ALL SIX of these funds as long as your Sub-Account allocation equals 100%.

Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
MFS Total Return Series

APP E-1

Appendix E - Information Regarding Contract Series No Longer Sold
Overview
The following information amends and supplements the Prospectus only with respect to those Series no longer sold.
Synopsis
The following table describes some of the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds. Please refer to the Synopsis (Section 2) for more information regarding all other applicable fees and expenses.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)	Access	Core	Edge	Outlook	Plus
Mortality and Expense Risk Charge	1.50%	1.20%	0.80%	1.50%	1.50%
Administrative Charge	0.15%	0.15%	0.15%	0.20%	0.15%
Total Separate Account Annual Expenses	1.65%	1.35%	0.95%	1.70%	1.65%
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:

(1)	If you Surrender your variable annuity at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Access	$462	$1,390	$2,324	$4,691
Core	$1,094	$1,974	$2,671	$4,438
Edge	$923	$1,678	$2,446	$4,431
Outlook	$1,130	$1,881	$2,348	$4,733
Plus	$1,219	$2,154	$2,999	$4,691

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Access	$356	$1,283	$2,217	$4,583
Core	$325	$1,194	$2,075	$4,327
Edge	$818	$1,573	$2,340	$4,322
Outlook	$361	$1,298	$2,241	$4,625
Plus	$356	$1,283	$2,217	$4,583

(3)	If you do not Surrender your variable annuity:

	1 year	3 years	5 years	10 years
Access	$462	$1,390	$2,324	$4,691
Core	$431	$1,301	$2,183	$4,438
Edge	$923	$1,678	$2,446	$4,431
Outlook	$467	$1,404	$2,348	$4,733
Plus	$462	$1,390	$2,324	$4,691
Standard Death Benefits
These versions of the Contract include a standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.
If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection

APP E-2

Death Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the Asset Protection Death Benefit.
The Premium Protection Death Benefit
If applicable, your Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders.
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, “Contract Value” refers to your Contract Value on the date we receive due proof of death.

The following are examples of how Premium Protection Death Benefit works:
Example 1
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $8,000,
• Your Contract Value in the fourth year immediately before your Surrender was $109,273,
• On the day we calculate the Death Benefit, your Contract Value was $117,403.
The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $60,000,
• Your Contract Value in the fourth year immediately before your Surrender was $150,000,
• On the day we calculate the Death Benefit, your Contract Value was $120,000.

The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for- dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
The Asset Protection Death Benefit
If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:

A.	Contract Value; or

B.	Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or

C.	Contract Value plus 25% of Maximum Anniversary Value.
The Asset Protection Death Benefit cannot exceed the highest of:

•	Contract Value;

•	Total Premium Payments adjusted for partial Surrenders; or

•	Maximum Anniversary Value.

APP E-3

All references to “Contract Value” refer to such value on the date we receive due proof of death.

The following are examples of how Asset Protection Death Benefit works:
Example 1
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a withdrawal of $8,000,
• Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,
• On the day we calculate the Death Benefit, your Contract Value was $117,403,
• Your Maximum Anniversary Value was $11,403.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
• The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],
• The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 − $8,000) = $140,403],
• The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 − $8,000) = $144,754], but it cannot exceed the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 − $8,000 = $92,000]; or
• Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 − $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.
Example 2
Assume that:
• You made an initial Premium Payment of $100,000,
• In your fourth Contract Year, you made a partial Surrender of $60,000,
• Your Contract Value in the fourth year immediately before your Surrender was $150,000,
• On the day we calculate the Death Benefit, your Contract Value was $120,000,
• Your Maximum Anniversary Value is $140,000.
To calculate the Asset Protection Death Benefit, we calculate the following three values:
• The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],
• The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],
• The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],

APP E-4

• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or
• Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].
The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.
Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:
• The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],
• Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or
• Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].

APP F-1

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable to Hartford Leaders Plus 2, 2R & 3

As of May 2, 2016, the following models will be available to you to invest in. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
American Funds Blue Chip Income and Growth Fund	5%	7%	8%	9%	10%
American Funds Bond Fund	20%	15%	11%	9%	6%
American Funds Global Bond Fund	10%	7%	6%	4%	4%
American Funds Growth-Income Fund	3%	4%	5%	6%	7%
American Funds International Fund	3%	4%	5%	6%	7%
Franklin Large Cap Growth VIP Fund	5%	6%	7%	8%	9%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	5%	6%
Franklin Small-Mid Cap Growth VIP Fund	2%	3%	3%	4%	5%
Invesco V.I. Government Securities Fund	25%	19%	16%	11%	8%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	6%
MFS High Yield Portfolio	15%	19%	17%	16%	12%
MFS Investors Trust Series	3%	4%	5%	7%	8%
Templeton Developing Markets VIP Fund	2%	3%	4%	4%	5%
Templeton Foreign VIP Fund	3%	3%	5%	6%	7%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Seven
Hartford Leaders Plus Series II, IIR and III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Seven as of December 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2015: $8,645,937; 2014: $7,932,000; and 2013: $6,827,894.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd +1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.
Series II/IIR

5

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202	$11.705
Accumulation Unit Value at end of period	$18.549	$18.597	$17.939	$14.744	$12.901	$12.947	$11.700	$9.593	$13.836	$13.202
Number of Accumulation Units outstanding at end of period (in thousands)	637	724	953	1,180	1,527	1,715	1,909	2,218	2,717	2,743
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.521	$17.901	$14.743	$12.925	$12.998	$11.769	$9.670	$13.974	$13.360	$11.869
Accumulation Unit Value at end of period	$18.436	$18.521	$17.901	$14.743	$12.925	$12.998	$11.769	$9.670	$13.974	$13.360
Number of Accumulation Units outstanding at end of period (in thousands)	860	1,134	1,519	2,165	2,836	3,697	4,212	4,921	5,554	5,527
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.918	$17.336	$14.291	$12.542	$12.626	$11.443	$9.411	$13.614	$13.029	$11.587
Accumulation Unit Value at end of period	$17.818	$17.918	$17.336	$14.291	$12.542	$12.626	$11.443	$9.411	$13.614	$13.029
Number of Accumulation Units outstanding at end of period (in thousands)	112	116	123	135	205	253	255	273	324	347
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$13.478	$12.905	$11.482
Accumulation Unit Value at end of period	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$13.478	$12.905
Number of Accumulation Units outstanding at end of period (in thousands)	553	653	827	1,078	1,301	1,703	1,992	2,399	3,238	3,366
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223	$13.369	$12.820	$11.424
Accumulation Unit Value at end of period	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223	$13.369	$12.820
Number of Accumulation Units outstanding at end of period (in thousands)	582	698	929	1,133	1,366	1,799	2,060	2,234	2,392	2,550
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223	$13.369	$12.820	$11.424
Accumulation Unit Value at end of period	$17.220	$17.351	$16.821	$13.895	$12.218	$12.324	$11.192	$9.223	$13.369	$12.820
Number of Accumulation Units outstanding at end of period (in thousands)	582	698	929	1,133	1,366	1,799	2,060	2,234	2,392	2,550
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.469	$16.960	$14.031	$12.356	$12.482	$11.353	$9.370	$13.602	$13.062	$11.657
Accumulation Unit Value at end of period	$17.310	$17.469	$16.960	$14.031	$12.356	$12.482	$11.353	$9.370	$13.602	$13.062
Number of Accumulation Units outstanding at end of period (in thousands)	42	49	69	82	116	135	165	182	201	193
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.247	$16.761	$13.880	$12.236	$12.373	$11.265	$9.306	$—	$—	$—
Accumulation Unit Value at end of period	$17.073	$17.247	$16.761	$13.880	$12.236	$12.373	$11.265	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	386	442	470	414	396	261	147	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.152	$16.678	$13.818	$12.187	$12.330	$11.231	$9.283	$13.496	$12.981	$11.602
Accumulation Unit Value at end of period	$16.971	$17.152	$16.678	$13.818	$12.187	$12.330	$11.231	$9.283	$13.496	$12.981
Number of Accumulation Units outstanding at end of period (in thousands)	366	385	351	230	207	249	240	234	349	422
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$10.275	$—	$—	$—
Accumulation Unit Value at end of period	$18.459	$18.703	$18.231	$15.143	$13.389	$13.580	$12.400	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	38	48	63	79	38	1	—	—	—

6

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201	$1.040
Accumulation Unit Value at end of period	$1.620	$1.697	$1.496	$1.143	$1.020	$1.047	$0.948	$0.753	$1.205	$1.201
Number of Accumulation Units outstanding at end of period (in thousands)	3,110	3,688	4,564	5,334	7,376	9,486	10,780	12,482	15,599	16,259
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.652	$1.459	$1.117	$0.999	$1.027	$0.932	$0.742	$1.190	$1.188	$1.031
Accumulation Unit Value at end of period	$1.574	$1.652	$1.459	$1.117	$0.999	$1.027	$0.932	$0.742	$1.190	$1.188
Number of Accumulation Units outstanding at end of period (in thousands)	5,055	6,900	9,015	12,624	16,326	19,797	22,397	24,731	26,898	26,457
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.633	$1.444	$1.107	$0.991	$1.020	$0.926	$0.738	$1.185	$1.184	$1.028
Accumulation Unit Value at end of period	$1.555	$1.633	$1.444	$1.107	$0.991	$1.020	$0.926	$0.738	$1.185	$1.184
Number of Accumulation Units outstanding at end of period (in thousands)	639	684	728	841	766	941	1,040	1,296	1,503	2,110
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$1.178	$1.178	$1.024
Accumulation Unit Value at end of period	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$1.178	$1.178
Number of Accumulation Units outstanding at end of period (in thousands)	2,890	3,507	4,071	6,007	7,915	10,548	13,640	15,874	22,667	24,866
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726	$1.169	$1.170	$1.018
Accumulation Unit Value at end of period	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726	$1.169	$1.170
Number of Accumulation Units outstanding at end of period (in thousands)	3,745	4,795	5,590	7,535	8,958	10,460	12,090	13,235	11,387	10,568
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726	$1.169	$1.170	$1.018
Accumulation Unit Value at end of period	$1.509	$1.589	$1.407	$1.081	$0.970	$1.000	$0.910	$0.726	$1.169	$1.170
Number of Accumulation Units outstanding at end of period (in thousands)	3,745	4,795	5,590	7,535	8,958	10,460	12,090	13,235	11,387	10,568
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.559	$1.383	$1.064	$0.956	$0.987	$0.899	$0.719	$1.159	$1.162	$1.013
Accumulation Unit Value at end of period	$1.479	$1.559	$1.383	$1.064	$0.956	$0.987	$0.899	$0.719	$1.159	$1.162
Number of Accumulation Units outstanding at end of period (in thousands)	342	433	575	752	1,053	1,165	1,249	1,551	2,021	2,217
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.539	$1.367	$1.053	$0.947	$0.979	$0.892	$0.714	$—	$—	$—
Accumulation Unit Value at end of period	$1.459	$1.539	$1.367	$1.053	$0.947	$0.979	$0.892	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,067	2,407	2,380	1,837	1,970	1,764	890	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.531	$1.360	$1.048	$0.943	$0.975	$0.890	$0.713	$1.150	$1.155	$1.008
Accumulation Unit Value at end of period	$1.450	$1.531	$1.360	$1.048	$0.943	$0.975	$0.890	$0.713	$1.150	$1.155
Number of Accumulation Units outstanding at end of period (in thousands)	1,908	2,193	2,006	2,362	1,570	1,289	955	1,028	1,184	1,531
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$10.357	$—	$—	$—
Accumulation Unit Value at end of period	$20.715	$21.925	$19.525	$15.082	$13.606	$14.106	$12.901	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	10	19	19	16	2	—	—	—

7

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769	$13.084
Accumulation Unit Value at end of period	$15.389	$15.602	$15.066	$15.655	$15.103	$14.472	$13.822	$12.478	$13.994	$13.769
Number of Accumulation Units outstanding at end of period (in thousands)	617	738	959	1,166	1,373	1,644	1,967	1,901	2,156	2,165
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.661	$14.186	$14.770	$14.278	$13.708	$13.119	$11.868	$13.336	$13.147	$12.518
Accumulation Unit Value at end of period	$14.432	$14.661	$14.186	$14.770	$14.278	$13.708	$13.119	$11.868	$13.336	$13.147
Number of Accumulation Units outstanding at end of period (in thousands)	780	1,036	1,382	2,048	2,687	3,292	3,527	3,643	3,635	3,352
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.033	$14.560	$15.174	$14.684	$14.112	$13.518	$12.241	$13.770	$13.589	$12.951
Accumulation Unit Value at end of period	$14.783	$15.033	$14.560	$15.174	$14.684	$14.112	$13.518	$12.241	$13.770	$13.589
Number of Accumulation Units outstanding at end of period (in thousands)	52	56	60	77	85	106	106	130	144	144
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$13.632	$13.460	$12.835
Accumulation Unit Value at end of period	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$13.632	$13.460
Number of Accumulation Units outstanding at end of period (in thousands)	578	667	782	807	1,025	1,451	1,817	1,947	2,606	2,676
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997	$13.522	$13.371	$12.769
Accumulation Unit Value at end of period	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997	$13.522	$13.371
Number of Accumulation Units outstanding at end of period (in thousands)	449	544	697	950	1,183	1,405	1,629	1,567	1,470	1,363
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997	$13.522	$13.371	$12.769
Accumulation Unit Value at end of period	$14.286	$14.557	$14.127	$14.753	$14.305	$13.775	$13.222	$11.997	$13.522	$13.371
Number of Accumulation Units outstanding at end of period (in thousands)	449	544	697	950	1,183	1,405	1,629	1,567	1,470	1,363
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.828	$13.440	$14.056	$13.650	$13.164	$12.655	$11.499	$12.980	$12.855	$12.295
Accumulation Unit Value at end of period	$13.551	$13.828	$13.440	$14.056	$13.650	$13.164	$12.655	$11.499	$12.980	$12.855
Number of Accumulation Units outstanding at end of period (in thousands)	22	32	39	54	77	111	135	126	132	146
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.652	$13.283	$13.905	$13.517	$13.049	$12.556	$11.422	$—	$—	$—
Accumulation Unit Value at end of period	$13.365	$13.652	$13.283	$13.905	$13.517	$13.049	$12.556	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	245	362	290	319	292	314	217	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.577	$13.216	$13.843	$13.463	$13.003	$12.519	$11.393	$12.880	$12.774	$12.236
Accumulation Unit Value at end of period	$13.285	$13.577	$13.216	$13.843	$13.463	$13.003	$12.519	$11.393	$12.880	$12.774
Number of Accumulation Units outstanding at end of period (in thousands)	192	252	238	254	236	244	193	144	170	162
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$10.350	$—	$—	$—
Accumulation Unit Value at end of period	$11.859	$12.150	$11.857	$12.450	$12.139	$11.753	$11.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	30	33	49	59	50	6	—	—	—

8

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199	$10.025
Accumulation Unit Value at end of period	$12.067	$12.788	$12.822	$13.381	$12.810	$12.458	$12.035	$11.154	$10.958	$10.199
Number of Accumulation Units outstanding at end of period (in thousands)	106	145	205	291	362	390	430	397	225	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.579	$12.638	$13.215	$12.676	$12.352	$11.957	$11.104	$10.931	$10.194	$10.023
Accumulation Unit Value at end of period	$11.846	$12.579	$12.638	$13.215	$12.676	$12.352	$11.957	$11.104	$10.931	$10.194
Number of Accumulation Units outstanding at end of period (in thousands)	228	328	486	760	1,061	1,171	1,385	1,428	351	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.475	$12.547	$13.132	$12.610	$12.300	$11.919	$11.079	$10.917	$10.192	$10.022
Accumulation Unit Value at end of period	$11.737	$12.475	$12.547	$13.132	$12.610	$12.300	$11.919	$11.079	$10.917	$10.192
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	12	21	19	32	31	36	27	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$10.911	$10.191	$10.022
Accumulation Unit Value at end of period	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$10.911	$10.191
Number of Accumulation Units outstanding at end of period (in thousands)	85	102	116	172	261	343	353	350	139	39
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030	$10.890	$10.187	$10.021
Accumulation Unit Value at end of period	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030	$10.890	$10.187
Number of Accumulation Units outstanding at end of period (in thousands)	98	122	165	283	405	378	387	427	109	29
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030	$10.890	$10.187	$10.021
Accumulation Unit Value at end of period	$11.522	$12.272	$12.366	$12.970	$12.479	$12.196	$11.842	$11.030	$10.890	$10.187
Number of Accumulation Units outstanding at end of period (in thousands)	98	122	165	283	405	378	387	427	109	29
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.121	$12.233	$12.849	$12.381	$12.119	$11.784	$10.993	$10.870	$10.183	$10.019
Accumulation Unit Value at end of period	$11.364	$12.121	$12.233	$12.849	$12.381	$12.119	$11.784	$10.993	$10.870	$10.183
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	9	9	9	18	34	37	33	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.021	$12.145	$12.769	$12.316	$12.068	$11.746	$10.968	$—	$—	$—
Accumulation Unit Value at end of period	$11.259	$12.021	$12.145	$12.769	$12.316	$12.068	$11.746	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	102	100	112	102	124	67	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.972	$12.101	$12.729	$12.284	$12.042	$11.727	$10.956	$10.850	$10.180	$10.018
Accumulation Unit Value at end of period	$11.207	$11.972	$12.101	$12.729	$12.284	$12.042	$11.727	$10.956	$10.850	$10.180
Number of Accumulation Units outstanding at end of period (in thousands)	175	201	142	164	155	136	73	61	27	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$10.254	$—	$—	$—
Accumulation Unit Value at end of period	$10.736	$11.498	$11.651	$12.286	$11.886	$11.681	$11.404	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	23	18	28	21	—	—	—	—

9

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897	$9.988
Accumulation Unit Value at end of period	$13.891	$14.314	$13.775	$11.429	$9.884	$10.561	$9.604	$6.988	$12.076	$10.897
Number of Accumulation Units outstanding at end of period (in thousands)	204	245	305	364	462	522	566	543	587	128
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.066	$13.563	$11.276	$9.771	$10.461	$9.533	$6.950	$12.034	$10.881	$9.987
Accumulation Unit Value at end of period	$13.623	$14.066	$13.563	$11.276	$9.771	$10.461	$9.533	$6.950	$12.034	$10.881
Number of Accumulation Units outstanding at end of period (in thousands)	390	489	682	943	1,222	1,730	1,683	1,906	1,822	775
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.943	$13.459	$11.200	$9.715	$10.411	$9.497	$6.931	$12.013	$10.872	$9.986
Accumulation Unit Value at end of period	$13.491	$13.943	$13.459	$11.200	$9.715	$10.411	$9.497	$6.931	$12.013	$10.872
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	12	6	5	10	12	21	23	10
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$12.003	$10.868	$9.986
Accumulation Unit Value at end of period	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$12.003	$10.868
Number of Accumulation Units outstanding at end of period (in thousands)	160	198	270	403	523	638	712	757	715	194
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893	$11.972	$10.856	$9.985
Accumulation Unit Value at end of period	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893	$11.972	$10.856
Number of Accumulation Units outstanding at end of period (in thousands)	82	106	138	175	274	336	399	363	308	154
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893	$11.972	$10.856	$9.985
Accumulation Unit Value at end of period	$13.230	$13.702	$13.252	$11.050	$9.604	$10.313	$9.426	$6.893	$11.972	$10.856
Number of Accumulation Units outstanding at end of period (in thousands)	82	106	138	175	274	336	399	363	308	154
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.523	$13.099	$10.939	$9.521	$10.240	$9.374	$6.865	$11.941	$10.844	$9.984
Accumulation Unit Value at end of period	$13.038	$13.523	$13.099	$10.939	$9.521	$10.240	$9.374	$6.865	$11.941	$10.844
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	4	7	13	21	22	7	15
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.405	$12.998	$10.865	$9.467	$10.192	$9.339	$6.846	$—	$—	$—
Accumulation Unit Value at end of period	$12.912	$13.405	$12.998	$10.865	$9.467	$10.192	$9.339	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	91	85	79	81	94	46	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.347	$12.948	$10.829	$9.440	$10.168	$9.321	$6.837	$11.909	$10.832	$9.983
Accumulation Unit Value at end of period	$12.849	$13.347	$12.948	$10.829	$9.440	$10.168	$9.321	$6.837	$11.909	$10.832
Number of Accumulation Units outstanding at end of period (in thousands)	142	151	116	70	57	52	50	19	5	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$10.553	$—	$—	$—
Accumulation Unit Value at end of period	$19.490	$20.295	$19.738	$16.549	$14.462	$15.616	$14.352	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	6	—	5	6	4	—	—	—

10

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585	$13.157
Accumulation Unit Value at end of period	$23.859	$22.682	$22.538	$17.737	$14.713	$16.417	$14.935	$10.670	$17.607	$15.585
Number of Accumulation Units outstanding at end of period (in thousands)	151	185	220	301	388	496	600	673	778	822
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.205	$17.130	$13.508	$11.227	$12.552	$11.443	$8.191	$13.543	$12.013	$10.161
Accumulation Unit Value at end of period	$18.061	$17.205	$17.130	$13.508	$11.227	$12.552	$11.443	$8.191	$13.543	$12.013
Number of Accumulation Units outstanding at end of period (in thousands)	265	312	431	635	848	1,159	1,358	1,452	1,625	1,378
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324	$15.381	$13.024
Accumulation Unit Value at end of period	$22.919	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324	$15.381
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	15	20	24	37	39	53	61
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$17.151	$15.235	$12.907
Accumulation Unit Value at end of period	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$17.151	$15.235
Number of Accumulation Units outstanding at end of period (in thousands)	107	132	169	248	318	402	504	605	768	781
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258	$17.012	$15.135	$12.841
Accumulation Unit Value at end of period	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258	$17.012	$15.135
Number of Accumulation Units outstanding at end of period (in thousands)	129	137	175	236	266	325	381	455	463	421
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258	$17.012	$15.135	$12.841
Accumulation Unit Value at end of period	$22.149	$21.162	$21.133	$16.715	$13.934	$15.626	$14.287	$10.258	$17.012	$15.135
Number of Accumulation Units outstanding at end of period (in thousands)	129	137	175	236	266	325	381	455	463	421
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980
Accumulation Unit Value at end of period	$16.958	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	24	33	42	38	31	34	58	39
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$7.883	$—	$—	$—
Accumulation Unit Value at end of period	$16.726	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	96	123	114	119	106	88	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.615	$14.639	$11.614	$9.711	$10.922	$10.016	$7.213	$11.999	$10.706	$9.111
Accumulation Unit Value at end of period	$15.251	$14.615	$14.639	$11.614	$9.711	$10.922	$10.016	$7.213	$11.999	$10.706
Number of Accumulation Units outstanding at end of period (in thousands)	130	145	153	118	111	88	48	43	68	79
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$9.573	$—	$—	$—
Accumulation Unit Value at end of period	$22.040	$21.175	$21.262	$16.910	$14.174	$15.983	$14.694	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	6	4	3	2	—	—	—	—

11

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843	$17.081
Accumulation Unit Value at end of period	$25.129	$25.479	$25.365	$20.102	$17.293	$21.743	$18.057	$11.381	$24.896	$20.843
Number of Accumulation Units outstanding at end of period (in thousands)	94	113	132	184	222	277	301	326	406	460
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.384	$18.338	$14.562	$12.552	$15.815	$13.160	$8.311	$18.216	$15.282	$12.549
Accumulation Unit Value at end of period	$18.095	$18.384	$18.338	$14.562	$12.552	$15.815	$13.160	$8.311	$18.216	$15.282
Number of Accumulation Units outstanding at end of period (in thousands)	199	258	371	531	709	987	1,095	1,093	1,367	1,285
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496	$20.571	$16.909
Accumulation Unit Value at end of period	$24.139	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496	$20.571
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	8	19	21	29	31	36	46
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$24.251	$20.375	$16.756
Accumulation Unit Value at end of period	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$24.251	$20.375
Number of Accumulation Units outstanding at end of period (in thousands)	102	119	142	176	228	318	372	437	572	590
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942	$24.055	$20.241	$16.671
Accumulation Unit Value at end of period	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942	$24.055	$20.241
Number of Accumulation Units outstanding at end of period (in thousands)	97	111	156	228	280	352	404	413	414	418
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942	$24.055	$20.241	$16.671
Accumulation Unit Value at end of period	$23.328	$23.772	$23.784	$18.943	$16.378	$20.696	$17.274	$10.942	$24.055	$20.241
Number of Accumulation Units outstanding at end of period (in thousands)	97	111	156	228	280	352	404	413	414	418
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325
Accumulation Unit Value at end of period	$16.990	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	23	27	50	36	35	42	59	52
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$7.999	$—	$—	$—
Accumulation Unit Value at end of period	$16.757	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	99	108	79	98	79	57	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.805	$16.863	$13.472	$11.682	$14.807	$12.396	$7.876	$17.366	$14.656	$12.107
Accumulation Unit Value at end of period	$16.441	$16.805	$16.863	$13.472	$11.682	$14.807	$12.396	$7.876	$17.366	$14.656
Number of Accumulation Units outstanding at end of period (in thousands)	106	119	100	108	69	45	37	44	49	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$9.850	$—	$—	$—
Accumulation Unit Value at end of period	$21.716	$22.251	$22.385	$17.927	$15.585	$19.803	$16.620	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	3	6	6	1	—	—	—

12

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181	$13.080
Accumulation Unit Value at end of period	$21.673	$20.619	$19.318	$15.096	$13.018	$13.826	$11.843	$8.636	$15.671	$14.181
Number of Accumulation Units outstanding at end of period (in thousands)	1,227	1,552	1,942	2,509	3,124	3,760	4,365	4,925	5,517	5,731
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.011	$13.154	$10.299	$8.899	$9.470	$8.129	$5.939	$10.799	$9.792	$9.050
Accumulation Unit Value at end of period	$14.698	$14.011	$13.154	$10.299	$8.899	$9.470	$8.129	$5.939	$10.799	$9.792
Number of Accumulation Units outstanding at end of period (in thousands)	3,519	4,609	6,343	9,180	12,632	15,861	18,336	20,076	20,944	19,287
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419	$13.995	$12.948
Accumulation Unit Value at end of period	$20.819	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419	$13.995
Number of Accumulation Units outstanding at end of period (in thousands)	95	110	125	146	266	299	372	428	515	611
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$15.265	$13.862	$12.831
Accumulation Unit Value at end of period	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$15.265	$13.862
Number of Accumulation Units outstanding at end of period (in thousands)	1,093	1,263	1,533	2,068	2,822	3,820	5,053	5,932	7,520	8,035
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303	$15.142	$13.770	$12.765
Accumulation Unit Value at end of period	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303	$15.142	$13.770
Number of Accumulation Units outstanding at end of period (in thousands)	1,148	1,356	1,700	2,425	3,082	3,843	4,527	4,849	4,458	4,490
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303	$15.142	$13.770	$12.765
Accumulation Unit Value at end of period	$20.119	$19.237	$18.114	$14.225	$12.329	$13.160	$11.329	$8.303	$15.142	$13.770
Number of Accumulation Units outstanding at end of period (in thousands)	1,148	1,356	1,700	2,425	3,082	3,843	4,527	4,849	4,458	4,490
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888
Accumulation Unit Value at end of period	$13.800	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574
Number of Accumulation Units outstanding at end of period (in thousands)	81	104	116	182	264	337	414	475	488	541
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$5.716	$—	$—	$—
Accumulation Unit Value at end of period	$13.611	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	875	991	1,087	1,027	1,143	1,099	522	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.024	$12.301	$9.689	$8.422	$9.017	$7.786	$5.723	$10.469	$9.549	$8.879
Accumulation Unit Value at end of period	$13.580	$13.024	$12.301	$9.689	$8.422	$9.017	$7.786	$5.723	$10.469	$9.549
Number of Accumulation Units outstanding at end of period (in thousands)	1,409	1,577	1,466	1,171	1,092	866	612	538	636	726
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$9.446	$—	$—	$—
Accumulation Unit Value at end of period	$24.072	$23.144	$21.913	$17.303	$15.079	$16.184	$14.010	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	53	61	74	90	73	16	—	—	—

13

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750	$12.134
Accumulation Unit Value at end of period	$19.555	$19.596	$18.007	$13.713	$11.866	$12.289	$11.212	$8.685	$14.207	$13.750
Number of Accumulation Units outstanding at end of period (in thousands)	1,195	1,498	1,910	2,513	3,189	3,772	4,420	5,153	5,872	6,112
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.353	$17.819	$13.597	$11.789	$12.233	$11.184	$8.681	$14.228	$13.798	$12.201
Accumulation Unit Value at end of period	$19.274	$19.353	$17.819	$13.597	$11.789	$12.233	$11.184	$8.681	$14.228	$13.798
Number of Accumulation Units outstanding at end of period (in thousands)	2,462	3,211	4,424	6,449	9,049	11,477	13,369	14,914	15,663	14,817
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979	$13.570	$12.011
Accumulation Unit Value at end of period	$18.785	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979	$13.570
Number of Accumulation Units outstanding at end of period (in thousands)	107	122	145	165	273	331	366	405	501	630
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$13.839	$13.441	$11.903
Accumulation Unit Value at end of period	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$13.839	$13.441
Number of Accumulation Units outstanding at end of period (in thousands)	1,062	1,265	1,580	2,125	2,811	3,730	4,797	5,655	7,054	7,548
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350	$13.727	$13.352	$11.842
Accumulation Unit Value at end of period	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350	$13.727	$13.352
Number of Accumulation Units outstanding at end of period (in thousands)	1,179	1,474	1,865	2,465	3,183	3,950	4,642	5,166	4,830	4,880
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350	$13.727	$13.352	$11.842
Accumulation Unit Value at end of period	$18.154	$18.283	$16.884	$12.922	$11.238	$11.697	$10.725	$8.350	$13.727	$13.352
Number of Accumulation Units outstanding at end of period (in thousands)	1,179	1,474	1,865	2,465	3,183	3,950	4,642	5,166	4,830	4,880
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983
Accumulation Unit Value at end of period	$18.097	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491
Number of Accumulation Units outstanding at end of period (in thousands)	80	101	104	151	229	279	301	316	320	424
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$8.354	$—	$—	$—
Accumulation Unit Value at end of period	$17.849	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	625	658	739	724	744	652	280	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.183	$16.842	$12.929	$11.278	$11.773	$10.828	$8.455	$13.942	$13.601	$12.099
Accumulation Unit Value at end of period	$18.001	$18.183	$16.842	$12.929	$11.278	$11.773	$10.828	$8.455	$13.942	$13.601
Number of Accumulation Units outstanding at end of period (in thousands)	747	816	803	634	594	489	402	382	475	518
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$9.281	$—	$—	$—
Accumulation Unit Value at end of period	$21.481	$21.753	$20.200	$15.545	$13.594	$14.226	$13.117	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	41	42	46	49	40	6	—	—	—

14

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137	$13.788
Accumulation Unit Value at end of period	$17.000	$18.102	$18.904	$15.800	$13.624	$16.099	$15.262	$10.845	$19.051	$16.137
Number of Accumulation Units outstanding at end of period (in thousands)	335	393	498	739	906	1,041	1,188	1,432	1,686	1,740
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.485	$14.111	$11.818	$10.210	$12.089	$11.484	$8.177	$14.392	$12.215	$10.458
Accumulation Unit Value at end of period	$12.639	$13.485	$14.111	$11.818	$10.210	$12.089	$11.484	$8.177	$14.392	$12.215
Number of Accumulation Units outstanding at end of period (in thousands)	937	1,195	1,557	2,157	2,853	3,509	4,096	4,688	4,961	4,877
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745	$15.925	$13.649
Accumulation Unit Value at end of period	$16.330	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745	$15.925
Number of Accumulation Units outstanding at end of period (in thousands)	28	29	40	40	70	73	82	87	97	125
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$18.558	$15.774	$13.526
Accumulation Unit Value at end of period	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$18.558	$15.774
Number of Accumulation Units outstanding at end of period (in thousands)	258	304	351	496	640	810	993	1,152	1,535	1,665
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426	$18.408	$15.670	$13.457
Accumulation Unit Value at end of period	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426	$18.408	$15.670
Number of Accumulation Units outstanding at end of period (in thousands)	254	329	423	631	793	937	1,086	1,243	1,204	1,268
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426	$18.408	$15.670	$13.457
Accumulation Unit Value at end of period	$15.781	$16.889	$17.726	$14.890	$12.903	$15.324	$14.600	$10.426	$18.408	$15.670
Number of Accumulation Units outstanding at end of period (in thousands)	254	329	423	631	793	937	1,086	1,243	1,204	1,268
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271
Accumulation Unit Value at end of period	$11.867	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	28	32	49	63	77	81	75	73
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$7.869	$—	$—	$—
Accumulation Unit Value at end of period	$11.704	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	166	186	201	195	216	182	109	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.416	$12.018	$10.126	$8.801	$10.483	$10.018	$7.176	$12.707	$10.850	$9.345
Accumulation Unit Value at end of period	$10.636	$11.416	$12.018	$10.126	$8.801	$10.483	$10.018	$7.176	$12.707	$10.850
Number of Accumulation Units outstanding at end of period (in thousands)	351	399	383	322	295	241	164	163	183	202
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$9.374	$—	$—	$—
Accumulation Unit Value at end of period	$15.668	$16.860	$17.794	$15.029	$13.095	$15.638	$14.982	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	13	26	29	24	4	—	—	—

15

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665	$16.611
Accumulation Unit Value at end of period	$25.290	$26.546	$29.293	$26.738	$23.071	$27.257	$23.509	$15.970	$28.176	$21.665
Number of Accumulation Units outstanding at end of period (in thousands)	58	80	99	147	186	220	237	236	288	256
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.445	$27.029	$24.721	$21.374	$25.302	$21.866	$14.884	$26.312	$20.273	$15.575
Accumulation Unit Value at end of period	$23.243	$24.445	$27.029	$24.721	$21.374	$25.302	$21.866	$14.884	$26.312	$20.273
Number of Accumulation Units outstanding at end of period (in thousands)	175	215	299	375	552	766	800	772	919	700
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.577	$28.309	$25.918	$22.430	$26.580	$22.993	$15.667	$27.724	$21.382	$16.443
Accumulation Unit Value at end of period	$24.294	$25.577	$28.309	$25.918	$22.430	$26.580	$22.993	$15.667	$27.724	$21.382
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	6	7	18	21	21	23	38	27
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$27.447	$21.179	$16.295
Accumulation Unit Value at end of period	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$27.447	$21.179
Number of Accumulation Units outstanding at end of period (in thousands)	77	99	111	162	215	303	333	389	458	413
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354	$27.225	$21.039	$16.212
Accumulation Unit Value at end of period	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354	$27.225	$21.039
Number of Accumulation Units outstanding at end of period (in thousands)	67	77	109	158	195	239	249	261	218	172
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354	$27.225	$21.039	$16.212
Accumulation Unit Value at end of period	$23.478	$24.768	$27.468	$25.198	$21.851	$25.945	$22.489	$15.354	$27.225	$21.039
Number of Accumulation Units outstanding at end of period (in thousands)	67	77	109	158	195	239	249	261	218	172
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.056	$25.608	$23.527	$20.433	$24.298	$21.092	$14.422	$25.611	$19.822	$15.297
Accumulation Unit Value at end of period	$21.823	$23.056	$25.608	$23.527	$20.433	$24.298	$21.092	$14.422	$25.611	$19.822
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	20	30	28	30	29	30	34	31
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.763	$25.308	$23.275	$20.234	$24.085	$20.929	$14.324	$—	$—	$—
Accumulation Unit Value at end of period	$21.524	$22.763	$25.308	$23.275	$20.234	$24.085	$20.929	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	74	78	71	68	70	32	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.638	$25.182	$23.170	$20.153	$24.001	$20.866	$14.289	$25.412	$19.697	$15.224
Accumulation Unit Value at end of period	$21.395	$22.638	$25.182	$23.170	$20.153	$24.001	$20.866	$14.289	$25.412	$19.697
Number of Accumulation Units outstanding at end of period (in thousands)	104	118	89	62	53	46	30	23	35	31
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$10.484	$—	$—	$—
Accumulation Unit Value at end of period	$15.426	$16.363	$18.247	$16.831	$14.676	$17.522	$15.272	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	21	25	30	21	4	—	—	—

16

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818	$10.454
Accumulation Unit Value at end of period	$16.872	$16.436	$15.748	$11.645	$10.835	$11.571	$10.124	$7.740	$12.165	$10.818
Number of Accumulation Units outstanding at end of period (in thousands)	40	45	48	61	75	83	83	77	148	80
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.115	$15.472	$11.464	$10.688	$11.437	$10.026	$7.681	$12.096	$10.778	$10.437
Accumulation Unit Value at end of period	$16.511	$16.115	$15.472	$11.464	$10.688	$11.437	$10.026	$7.681	$12.096	$10.778
Number of Accumulation Units outstanding at end of period (in thousands)	87	122	174	269	361	395	433	459	394	360
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.958	$15.336	$11.374	$10.615	$11.370	$9.978	$7.652	$12.062	$10.759	$10.428
Accumulation Unit Value at end of period	$16.333	$15.958	$15.336	$11.374	$10.615	$11.370	$9.978	$7.652	$12.062	$10.759
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	—	—	—	—	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$12.045	$10.749	$10.424
Accumulation Unit Value at end of period	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$12.045	$10.749
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	31	35	48	111	123	103	64	37
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593	$11.994	$10.719	$10.411
Accumulation Unit Value at end of period	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593	$11.994	$10.719
Number of Accumulation Units outstanding at end of period (in thousands)	27	33	30	47	68	136	137	125	99	82
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593	$11.994	$10.719	$10.411
Accumulation Unit Value at end of period	$15.982	$15.647	$15.067	$11.197	$10.470	$11.238	$9.882	$7.593	$11.994	$10.719
Number of Accumulation Units outstanding at end of period (in thousands)	27	33	30	47	68	136	137	125	99	82
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.418	$14.868	$11.066	$10.364	$11.140	$9.810	$7.550	$11.943	$10.690	$10.398
Accumulation Unit Value at end of period	$15.725	$15.418	$14.868	$11.066	$10.364	$11.140	$9.810	$7.550	$11.943	$10.690
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.267	$14.738	$10.980	$10.293	$11.075	$9.763	$7.521	$—	$—	$—
Accumulation Unit Value at end of period	$15.555	$15.267	$14.738	$10.980	$10.293	$11.075	$9.763	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	20	21	20	12	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.192	$14.673	$10.937	$10.258	$11.043	$9.739	$7.506	$11.892	$10.660	$10.385
Accumulation Unit Value at end of period	$15.471	$15.192	$14.673	$10.937	$10.258	$11.043	$9.739	$7.506	$11.892	$10.660
Number of Accumulation Units outstanding at end of period (in thousands)	107	98	104	80	72	19	8	1	11	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$20.325	$20.007	$19.372	$14.476	$13.611	$14.690	$12.988	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—

17

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564	$13.382
Accumulation Unit Value at end of period	$19.117	$20.910	$20.320	$18.130	$16.362	$16.247	$14.659	$10.991	$15.884	$15.564
Number of Accumulation Units outstanding at end of period (in thousands)	917	1,262	1,649	2,048	2,433	2,701	3,032	3,312	3,803	2,930
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.387	$19.851	$17.747	$16.048	$15.967	$14.436	$10.845	$15.705	$15.419	$13.284
Accumulation Unit Value at end of period	$18.601	$20.387	$19.851	$17.747	$16.048	$15.967	$14.436	$10.845	$15.705	$15.419
Number of Accumulation Units outstanding at end of period (in thousands)	3,533	4,654	6,349	8,745	11,817	14,612	16,478	18,582	21,166	19,327
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.140	$19.631	$17.568	$15.902	$15.838	$14.333	$10.778	$15.624	$15.355	$13.242
Accumulation Unit Value at end of period	$18.358	$20.140	$19.631	$17.568	$15.902	$15.838	$14.333	$10.778	$15.624	$15.355
Number of Accumulation Units outstanding at end of period (in thousands)	38	49	69	68	113	145	173	209	274	288
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572	$15.312	$13.211
Accumulation Unit Value at end of period	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572	$15.312
Number of Accumulation Units outstanding at end of period (in thousands)	732	867	1,049	1,433	1,907	2,351	2,825	3,279	3,744	3,456
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634	$15.446	$15.211	$13.144
Accumulation Unit Value at end of period	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634	$15.446	$15.211
Number of Accumulation Units outstanding at end of period (in thousands)	643	798	1,070	1,472	1,942	2,313	2,695	2,861	3,505	3,535
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634	$15.446	$15.211	$13.144
Accumulation Unit Value at end of period	$17.861	$19.634	$19.176	$17.195	$15.595	$15.563	$14.113	$10.634	$15.446	$15.211
Number of Accumulation Units outstanding at end of period (in thousands)	643	798	1,070	1,472	1,942	2,313	2,695	2,861	3,505	3,535
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.276	$18.855	$16.933	$15.380	$15.372	$13.960	$10.535	$15.325	$15.114	$13.080
Accumulation Unit Value at end of period	$17.509	$19.276	$18.855	$16.933	$15.380	$15.372	$13.960	$10.535	$15.325	$15.114
Number of Accumulation Units outstanding at end of period (in thousands)	53	66	72	80	106	142	184	184	195	215
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.031	$18.634	$16.751	$15.231	$15.237	$13.852	$10.464	$—	$—	$—
Accumulation Unit Value at end of period	$17.269	$19.031	$18.634	$16.751	$15.231	$15.237	$13.852	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	371	425	413	362	397	321	211	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$10.437	$15.206	$15.019	$13.017
Accumulation Unit Value at end of period	$17.166	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$10.437	$15.206	$15.019
Number of Accumulation Units outstanding at end of period (in thousands)	552	611	619	509	424	375	333	313	427	437
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$10.691	$—	$—	$—
Accumulation Unit Value at end of period	$17.278	$19.098	$18.755	$16.910	$15.422	$15.475	$14.110	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	50	57	58	81	57	8	—	—	—

18

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893	$10.902
Accumulation Unit Value at end of period	$17.456	$16.801	$15.188	$12.003	$10.860	$11.209	$10.212	$8.003	$12.427	$11.893
Number of Accumulation Units outstanding at end of period (in thousands)	93	102	137	169	210	239	318	375	401	361
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.381	$14.838	$11.750	$10.651	$11.016	$10.057	$7.897	$12.287	$11.782	$10.823
Accumulation Unit Value at end of period	$16.985	$16.381	$14.838	$11.750	$10.651	$11.016	$10.057	$7.897	$12.287	$11.782
Number of Accumulation Units outstanding at end of period (in thousands)	220	299	375	587	808	1,083	1,284	1,411	1,629	1,614
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.183	$14.673	$11.631	$10.554	$10.927	$9.985	$7.848	$12.223	$11.733	$10.788
Accumulation Unit Value at end of period	$16.762	$16.183	$14.673	$11.631	$10.554	$10.927	$9.985	$7.848	$12.223	$11.733
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	9	12	15	17	27	31	37	45
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$12.183	$11.700	$10.763
Accumulation Unit Value at end of period	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$12.183	$11.700
Number of Accumulation Units outstanding at end of period (in thousands)	71	87	102	147	212	301	332	412	600	477
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743	$12.084	$11.622	$10.708
Accumulation Unit Value at end of period	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743	$12.084	$11.622
Number of Accumulation Units outstanding at end of period (in thousands)	120	132	172	247	357	441	534	608	651	616
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743	$12.084	$11.622	$10.708
Accumulation Unit Value at end of period	$16.308	$15.775	$14.332	$11.384	$10.351	$10.738	$9.831	$7.743	$12.084	$11.622
Number of Accumulation Units outstanding at end of period (in thousands)	120	132	172	247	357	441	534	608	651	616
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.488	$14.092	$11.210	$10.208	$10.605	$9.725	$7.671	$11.989	$11.548	$10.656
Accumulation Unit Value at end of period	$15.987	$15.488	$14.092	$11.210	$10.208	$10.605	$9.725	$7.671	$11.989	$11.548
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	9	11	15	21	22	22	22	30
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.291	$13.927	$11.090	$10.109	$10.513	$9.649	$7.619	$—	$—	$—
Accumulation Unit Value at end of period	$15.768	$15.291	$13.927	$11.090	$10.109	$10.513	$9.649	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	79	98	87	95	69	28	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.207	$13.858	$11.040	$10.068	$10.476	$9.621	$7.600	$11.896	$11.476	$10.605
Accumulation Unit Value at end of period	$15.674	$15.207	$13.858	$11.040	$10.068	$10.476	$9.621	$7.600	$11.896	$11.476
Number of Accumulation Units outstanding at end of period (in thousands)	76	71	79	82	81	61	52	50	71	77
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$10.148	$—	$—	$—
Accumulation Unit Value at end of period	$20.567	$20.005	$18.275	$14.595	$13.344	$13.919	$12.815	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	2	2	11	10	8	—	—	—

19

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915	$16.453
Accumulation Unit Value at end of period	$27.117	$28.613	$27.518	$21.922	$19.660	$20.597	$18.703	$15.419	$21.911	$19.915
Number of Accumulation Units outstanding at end of period (in thousands)	100	121	141	189	245	269	289	327	450	373
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.953	$26.937	$21.502	$19.322	$20.284	$18.455	$15.245	$21.707	$19.770	$16.366
Accumulation Unit Value at end of period	$26.439	$27.953	$26.937	$21.502	$19.322	$20.284	$18.455	$15.245	$21.707	$19.770
Number of Accumulation Units outstanding at end of period (in thousands)	259	360	474	732	1,014	1,245	1,336	1,398	1,586	1,370
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.629	$26.651	$21.295	$19.155	$20.129	$18.333	$15.159	$21.606	$19.697	$16.322
Accumulation Unit Value at end of period	$26.106	$27.629	$26.651	$21.295	$19.155	$20.129	$18.333	$15.159	$21.606	$19.697
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	12	12	15	19	18	17	20	19
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$21.555	$19.661	$16.300
Accumulation Unit Value at end of period	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$21.555	$19.661
Number of Accumulation Units outstanding at end of period (in thousands)	88	107	124	161	233	296	374	373	510	420
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988	$21.405	$19.553	$16.235
Accumulation Unit Value at end of period	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988	$21.405	$19.553
Number of Accumulation Units outstanding at end of period (in thousands)	78	91	168	246	327	431	457	449	475	489
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988	$21.405	$19.553	$16.235
Accumulation Unit Value at end of period	$25.453	$26.991	$26.089	$20.887	$18.826	$19.822	$18.090	$14.988	$21.405	$19.553
Number of Accumulation Units outstanding at end of period (in thousands)	78	91	168	246	327	431	457	449	475	489
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.523	$25.674	$20.586	$18.583	$19.596	$17.910	$14.861	$21.256	$19.446	$16.170
Accumulation Unit Value at end of period	$24.974	$26.523	$25.674	$20.586	$18.583	$19.596	$17.910	$14.861	$21.256	$19.446
Number of Accumulation Units outstanding at end of period (in thousands)	16	25	28	30	28	29	45	50	48	41
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.215	$25.402	$20.388	$18.422	$19.446	$17.790	$14.777	$—	$—	$—
Accumulation Unit Value at end of period	$24.659	$26.215	$25.402	$20.388	$18.422	$19.446	$17.790	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	97	105	107	83	110	97	61	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.071	$25.275	$20.297	$18.349	$19.378	$17.737	$14.740	$21.114	$19.346	$16.111
Accumulation Unit Value at end of period	$24.512	$26.071	$25.275	$20.297	$18.349	$19.378	$17.737	$14.740	$21.114	$19.346
Number of Accumulation Units outstanding at end of period (in thousands)	141	147	122	101	83	62	49	28	34	44
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$10.147	$—	$—	$—
Accumulation Unit Value at end of period	$16.581	$17.680	$17.183	$13.833	$12.537	$13.273	$12.180	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	18	23	26	37	30	—	—	—	—

20

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191	$14.763
Accumulation Unit Value at end of period	$19.959	$21.344	$20.257	$16.056	$14.288	$14.679	$13.420	$10.824	$17.498	$17.191
Number of Accumulation Units outstanding at end of period (in thousands)	449	542	679	853	1,083	1,287	1,534	1,747	2,139	2,076
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.968	$18.988	$15.081	$13.447	$13.842	$12.681	$10.248	$16.600	$16.342	$14.062
Accumulation Unit Value at end of period	$18.634	$19.968	$18.988	$15.081	$13.447	$13.842	$12.681	$10.248	$16.600	$16.342
Number of Accumulation Units outstanding at end of period (in thousands)	1,740	2,338	3,206	4,521	6,170	7,770	8,836	10,001	11,385	10,624
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217	$16.966	$14.614
Accumulation Unit Value at end of period	$19.173	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217	$16.966
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	27	36	65	76	107	129	189	206
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$17.045	$16.805	$14.482
Accumulation Unit Value at end of period	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$17.045	$16.805
Number of Accumulation Units outstanding at end of period (in thousands)	393	495	608	753	1,061	1,371	1,724	2,001	2,584	2,752
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406	$16.907	$16.694	$14.408
Accumulation Unit Value at end of period	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406	$16.907	$16.694
Number of Accumulation Units outstanding at end of period (in thousands)	435	512	680	931	1,194	1,470	1,768	1,928	2,134	2,125
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406	$16.907	$16.694	$14.408
Accumulation Unit Value at end of period	$18.528	$19.914	$18.994	$15.131	$13.532	$13.972	$12.838	$10.406	$16.907	$16.694
Number of Accumulation Units outstanding at end of period (in thousands)	435	512	680	931	1,194	1,470	1,768	1,928	2,134	2,125
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811
Accumulation Unit Value at end of period	$17.496	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978
Number of Accumulation Units outstanding at end of period (in thousands)	24	33	32	37	60	84	86	90	86	105
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$9.863	$—	$—	$—
Accumulation Unit Value at end of period	$17.256	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	204	232	229	218	246	239	106	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.220	$18.387	$14.691	$13.178	$13.648	$12.578	$10.226	$16.664	$16.503	$14.286
Accumulation Unit Value at end of period	$17.829	$19.220	$18.387	$14.691	$13.178	$13.648	$12.578	$10.226	$16.664	$16.503
Number of Accumulation Units outstanding at end of period (in thousands)	288	303	321	231	216	174	143	138	181	205
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$10.325	$—	$—	$—
Accumulation Unit Value at end of period	$17.689	$19.117	$18.334	$14.685	$13.206	$13.711	$12.668	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	30	29	23	15	3	—	—	—

21

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457	$13.417
Accumulation Unit Value at end of period	$21.575	$22.764	$21.286	$16.686	$15.151	$14.532	$12.245	$10.609	$14.795	$15.457
Number of Accumulation Units outstanding at end of period (in thousands)	413	553	737	898	1,045	1,144	1,175	1,316	1,588	1,250
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.239	$20.837	$16.366	$14.891	$14.311	$12.083	$10.489	$14.658	$15.344	$13.345
Accumulation Unit Value at end of period	$21.035	$22.239	$20.837	$16.366	$14.891	$14.311	$12.083	$10.489	$14.658	$15.344
Number of Accumulation Units outstanding at end of period (in thousands)	1,203	1,602	2,241	3,070	4,079	4,961	5,092	5,608	6,349	5,845
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.981	$20.616	$16.209	$14.762	$14.201	$12.003	$10.430	$14.589	$15.288	$13.310
Accumulation Unit Value at end of period	$20.770	$21.981	$20.616	$16.209	$14.762	$14.201	$12.003	$10.430	$14.589	$15.288
Number of Accumulation Units outstanding at end of period (in thousands)	30	33	37	43	65	72	76	87	105	122
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$14.555	$15.260	$13.292
Accumulation Unit Value at end of period	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$14.555	$15.260
Number of Accumulation Units outstanding at end of period (in thousands)	367	432	514	622	764	863	992	1,121	1,328	1,149
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312	$14.454	$15.176	$13.239
Accumulation Unit Value at end of period	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312	$14.454	$15.176
Number of Accumulation Units outstanding at end of period (in thousands)	275	345	435	646	856	1,018	1,073	1,162	1,354	1,395
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312	$14.454	$15.176	$13.239
Accumulation Unit Value at end of period	$20.250	$21.474	$20.180	$15.898	$14.508	$13.985	$11.844	$10.312	$14.454	$15.176
Number of Accumulation Units outstanding at end of period (in thousands)	275	345	435	646	856	1,018	1,073	1,162	1,354	1,395
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.101	$19.860	$15.669	$14.321	$13.825	$11.726	$10.225	$14.353	$15.093	$13.186
Accumulation Unit Value at end of period	$19.869	$21.101	$19.860	$15.669	$14.321	$13.825	$11.726	$10.225	$14.353	$15.093
Number of Accumulation Units outstanding at end of period (in thousands)	15	36	41	49	42	46	44	46	66	105
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.856	$19.649	$15.519	$14.197	$13.719	$11.648	$10.167	$—	$—	$—
Accumulation Unit Value at end of period	$19.619	$20.856	$19.649	$15.519	$14.197	$13.719	$11.648	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	173	179	185	185	164	125	28	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.742	$19.551	$15.449	$14.140	$13.671	$11.613	$10.142	$14.258	$15.015	$13.138
Accumulation Unit Value at end of period	$19.501	$20.742	$19.551	$15.449	$14.140	$13.671	$11.613	$10.142	$14.258	$15.015
Number of Accumulation Units outstanding at end of period (in thousands)	303	323	291	230	167	112	102	114	141	159
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$10.399	$—	$—	$—
Accumulation Unit Value at end of period	$19.648	$20.950	$19.797	$15.682	$14.390	$13.947	$11.877	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	15	17	14	18	10	4	—	—	—

22

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$9.250	$—
Accumulation Unit Value at end of period	$12.994	$14.264	$14.419	$10.760	$9.240	$9.761	$7.739	$6.091	$9.246	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	53	72	53	81	75	47	58	3	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.058	$14.239	$10.647	$9.161	$9.697	$7.703	$6.076	$9.240	$9.247	$—
Accumulation Unit Value at end of period	$12.781	$14.058	$14.239	$10.647	$9.161	$9.697	$7.703	$6.076	$9.240	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	76	132	172	231	289	278	163	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.956	$14.150	$10.591	$9.122	$9.665	$7.686	$6.068	$9.238	$9.246	$—
Accumulation Unit Value at end of period	$12.675	$13.956	$14.150	$10.591	$9.122	$9.665	$7.686	$6.068	$9.238	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	2	1	1	—	1	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$9.237	$9.245	$—
Accumulation Unit Value at end of period	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$9.237	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	40	85	93	113	82	80	99	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053	$9.233	$9.243	$—
Accumulation Unit Value at end of period	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053	$9.233	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	21	30	61	105	121	81	61	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053	$9.233	$9.243	$—
Accumulation Unit Value at end of period	$12.467	$13.754	$13.973	$10.479	$9.044	$9.602	$7.651	$6.053	$9.233	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	21	30	61	105	121	81	61	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.605	$13.842	$10.397	$8.986	$9.554	$7.625	$6.041	$9.229	$9.241	$—
Accumulation Unit Value at end of period	$12.313	$13.605	$13.842	$10.397	$8.986	$9.554	$7.625	$6.041	$9.229	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.506	$13.755	$10.342	$8.948	$9.523	$7.607	$6.033	$—	$—	$—
Accumulation Unit Value at end of period	$12.211	$13.506	$13.755	$10.342	$8.948	$9.523	$7.607	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	59	56	27	25	15	6	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.457	$13.712	$10.314	$8.928	$9.508	$7.599	$6.029	$9.225	$9.239	$—
Accumulation Unit Value at end of period	$12.161	$13.457	$13.712	$10.314	$8.928	$9.508	$7.599	$6.029	$9.225	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	33	24	26	21	14	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$10.629	$—	$—	$—
Accumulation Unit Value at end of period	$21.066	$23.369	$23.873	$18.002	$15.622	$16.677	$13.362	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	3	—	—	—	—

23

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305	$12.445
Accumulation Unit Value at end of period	$20.497	$21.407	$20.250	$14.902	$13.666	$14.599	$11.629	$8.235	$14.559	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	117	162	208	254	343	455	549	614	687	707
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.107	$11.476	$8.461	$7.776	$8.323	$6.643	$4.713	$8.350	$7.646	$7.166
Accumulation Unit Value at end of period	$11.569	$12.107	$11.476	$8.461	$7.776	$8.323	$6.643	$4.713	$8.350	$7.646
Number of Accumulation Units outstanding at end of period (in thousands)	358	494	658	1,001	1,339	1,856	1,759	1,683	1,648	1,520
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325	$13.131	$12.319
Accumulation Unit Value at end of period	$19.690	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325	$13.131
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	16	18	25	30	40	46	100	111
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$14.182	$13.006	$12.208
Accumulation Unit Value at end of period	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$14.182	$13.006
Number of Accumulation Units outstanding at end of period (in thousands)	147	167	207	272	388	480	691	830	995	1,049
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917	$14.067	$12.920	$12.145
Accumulation Unit Value at end of period	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917	$14.067	$12.920
Number of Accumulation Units outstanding at end of period (in thousands)	171	188	232	316	384	458	573	582	518	426
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917	$14.067	$12.920	$12.145
Accumulation Unit Value at end of period	$19.028	$19.973	$18.988	$14.043	$12.943	$13.896	$11.125	$7.917	$14.067	$12.920
Number of Accumulation Units outstanding at end of period (in thousands)	171	188	232	316	384	458	573	582	518	426
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038
Accumulation Unit Value at end of period	$10.862	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	53	69	84	91	98	112	156	131
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$4.536	$—	$—	$—
Accumulation Unit Value at end of period	$10.714	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	194	200	203	228	238	275	119	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.162	$10.643	$7.895	$7.299	$7.859	$6.311	$4.505	$8.028	$7.396	$6.973
Accumulation Unit Value at end of period	$10.602	$11.162	$10.643	$7.895	$7.299	$7.859	$6.311	$4.505	$8.028	$7.396
Number of Accumulation Units outstanding at end of period (in thousands)	298	321	266	196	177	138	102	88	97	117
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$10.051	$—	$—	$—
Accumulation Unit Value at end of period	$23.246	$24.534	$23.453	$17.440	$16.164	$17.449	$14.046	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	6	11	11	8	2	—	—	—

24

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277	$14.314
Accumulation Unit Value at end of period	$20.673	$21.807	$21.709	$21.319	$19.160	$18.952	$17.325	$13.966	$15.959	$15.277
Number of Accumulation Units outstanding at end of period (in thousands)	274	370	462	611	722	814	995	903	1,005	867
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.424	$20.374	$20.048	$18.053	$17.893	$16.390	$13.239	$15.158	$14.539	$13.650
Accumulation Unit Value at end of period	$19.324	$20.424	$20.374	$20.048	$18.053	$17.893	$16.390	$13.239	$15.158	$14.539
Number of Accumulation Units outstanding at end of period (in thousands)	582	777	1,175	1,736	2,107	2,581	2,719	2,611	2,315	1,900
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703	$15.077	$14.169
Accumulation Unit Value at end of period	$19.859	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703	$15.077
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	24	29	33	43	48	55	71	66
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$15.546	$14.934	$14.041
Accumulation Unit Value at end of period	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$15.546	$14.934
Number of Accumulation Units outstanding at end of period (in thousands)	193	271	337	433	633	864	1,133	1,148	1,370	1,290
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428	$15.420	$14.835	$13.970
Accumulation Unit Value at end of period	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428	$15.420	$14.835
Number of Accumulation Units outstanding at end of period (in thousands)	258	323	430	655	824	1,023	1,075	1,017	826	749
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428	$15.420	$14.835	$13.970
Accumulation Unit Value at end of period	$19.192	$20.346	$20.356	$20.091	$18.146	$18.040	$16.574	$13.428	$15.420	$14.835
Number of Accumulation Units outstanding at end of period (in thousands)	258	323	430	655	824	1,023	1,075	1,017	826	749
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406
Accumulation Unit Value at end of period	$18.144	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	16	34	39	69	88	94	103	58
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$12.741	$—	$—	$—
Accumulation Unit Value at end of period	$17.896	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	292	333	347	245	308	322	179	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.039	$19.106	$18.913	$17.134	$17.084	$15.743	$12.793	$14.736	$14.219	$13.430
Accumulation Unit Value at end of period	$17.905	$19.039	$19.106	$18.913	$17.134	$17.084	$15.743	$12.793	$14.736	$14.219
Number of Accumulation Units outstanding at end of period (in thousands)	290	325	311	295	250	208	142	111	125	103
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$10.490	$—	$—	$—
Accumulation Unit Value at end of period	$14.427	$15.379	$15.472	$15.354	$13.944	$13.939	$12.877	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	54	76	96	56	10	—	—	—

25

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110	$1.077
Accumulation Unit Value at end of period	$1.028	$1.044	$1.060	$1.078	$1.096	$1.114	$1.133	$1.151	$1.145	$1.110
Number of Accumulation Units outstanding at end of period (in thousands)	3,216	3,912	7,147	11,972	17,209	15,611	20,264	35,725	17,644	10,746
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.967	$0.984	$1.002	$1.021	$1.040	$1.059	$1.078	$1.076	$1.044	$1.016
Accumulation Unit Value at end of period	$0.950	$0.967	$0.984	$1.002	$1.021	$1.040	$1.059	$1.078	$1.076	$1.044
Number of Accumulation Units outstanding at end of period (in thousands)	9,047	13,309	16,548	29,110	31,145	44,172	68,552	102,405	42,452	30,403
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.006	$1.025	$1.045	$1.065	$1.086	$1.108	$1.129	$1.127	$1.095	$1.067
Accumulation Unit Value at end of period	$0.988	$1.006	$1.025	$1.045	$1.065	$1.086	$1.108	$1.129	$1.127	$1.095
Number of Accumulation Units outstanding at end of period (in thousands)	214	225	234	1,300	1,808	941	900	1,544	1,392	1,713
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$1.116	$1.085	$1.057
Accumulation Unit Value at end of period	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$1.116	$1.085
Number of Accumulation Units outstanding at end of period (in thousands)	3,633	3,832	6,544	9,778	16,084	17,131	22,607	31,787	21,040	11,826
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106	$1.107	$1.078	$1.052
Accumulation Unit Value at end of period	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106	$1.107	$1.078
Number of Accumulation Units outstanding at end of period (in thousands)	3,038	4,027	6,045	8,966	15,720	16,183	23,167	33,125	13,220	5,550
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106	$1.107	$1.078	$1.052
Accumulation Unit Value at end of period	$0.955	$0.974	$0.994	$1.016	$1.038	$1.061	$1.084	$1.106	$1.107	$1.078
Number of Accumulation Units outstanding at end of period (in thousands)	3,038	4,027	6,045	8,966	15,720	16,183	23,167	33,125	13,220	5,550
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$0.912	$0.932	$0.954	$0.976	$0.999	$1.022	$1.045	$1.047	$1.021	$0.998
Accumulation Unit Value at end of period	$0.892	$0.912	$0.932	$0.954	$0.976	$0.999	$1.022	$1.045	$1.047	$1.021
Number of Accumulation Units outstanding at end of period (in thousands)	47	50	161	188	441	546	1,048	2,970	1,956	558
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$1.038	$—	$—	$—
Accumulation Unit Value at end of period	$0.880	$0.900	$0.921	$0.943	$0.966	$0.990	$1.014	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	793	939	1,367	2,578	3,417	1,750	754	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035	$1.039	$1.014	$0.993
Accumulation Unit Value at end of period	$0.875	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035	$1.039	$1.014
Number of Accumulation Units outstanding at end of period (in thousands)	1,918	1,949	2,118	3,015	3,417	2,310	2,427	3,387	722	900
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$9.979	$—	$—	$—
Accumulation Unit Value at end of period	$8.285	$8.501	$8.725	$8.963	$9.209	$9.461	$9.720	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	2	21	15	75	68	84	—	—	—

26

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.135	$14.189	$10.293	$9.201	$10.723	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.632	$15.135	$14.189	$10.293	$9.201	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	68	75	89	130	67	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.020	$14.110	$10.256	$9.186	$10.720	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.483	$15.020	$14.110	$10.256	$9.186	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	103	123	177	248	96	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.963	$14.071	$10.238	$9.179	$10.719	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.409	$14.963	$14.071	$10.238	$9.179	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	5	5	10	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.935	$14.051	$10.229	$9.176	$10.718	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.372	$14.935	$14.051	$10.229	$9.176	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	82	95	112	158	86	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.850	$13.992	$10.201	$9.165	$10.716	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.262	$14.850	$13.992	$10.201	$9.165	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	95	107	169	101	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.850	$13.992	$10.201	$9.165	$10.716	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.262	$14.850	$13.992	$10.201	$9.165	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	95	107	169	101	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.766	$13.934	$10.174	$9.154	$10.714	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.153	$14.766	$13.934	$10.174	$9.154	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	25	31	14	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.710	$13.895	$10.156	$9.146	$10.713	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.081	$14.710	$13.895	$10.156	$9.146	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	60	71	79	50	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.683	$13.876	$10.147	$9.143	$10.712	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.045	$14.683	$13.876	$10.147	$9.143	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	68	63	45	19	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.544	$13.779	$10.101	$9.125	$10.709	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.865	$14.544	$13.779	$10.101	$9.125	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	9	12	6	—	—	—	—	—

27

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798	$10.277
Accumulation Unit Value at end of period	$16.184	$17.461	$16.414	$12.911	$11.526	$11.725	$10.880	$8.621	$12.547	$11.798
Number of Accumulation Units outstanding at end of period (in thousands)	152	173	229	283	351	408	495	535	620	692
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.121	$16.127	$12.710	$11.369	$11.589	$10.775	$8.555	$12.476	$11.754	$10.260
Accumulation Unit Value at end of period	$15.837	$17.121	$16.127	$12.710	$11.369	$11.589	$10.775	$8.555	$12.476	$11.754
Number of Accumulation Units outstanding at end of period (in thousands)	332	407	530	847	1,199	1,638	1,963	2,103	2,459	2,669
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.953	$15.985	$12.611	$11.291	$11.521	$10.723	$8.523	$12.440	$11.733	$10.252
Accumulation Unit Value at end of period	$15.667	$16.953	$15.985	$12.611	$11.291	$11.521	$10.723	$8.523	$12.440	$11.733
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	27	30	36	41	65	67	84	100
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$12.423	$11.722	$10.247
Accumulation Unit Value at end of period	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$12.423	$11.722
Number of Accumulation Units outstanding at end of period (in thousands)	72	85	106	164	262	365	461	522	657	760
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457	$12.370	$11.690	$10.234
Accumulation Unit Value at end of period	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457	$12.370	$11.690
Number of Accumulation Units outstanding at end of period (in thousands)	142	176	244	345	493	650	787	872	964	1,006
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457	$12.370	$11.690	$10.234
Accumulation Unit Value at end of period	$15.331	$16.623	$15.705	$12.415	$11.138	$11.387	$10.620	$8.457	$12.370	$11.690
Number of Accumulation Units outstanding at end of period (in thousands)	142	176	244	345	493	650	787	872	964	1,006
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.380	$15.498	$12.270	$11.024	$11.288	$10.543	$8.409	$12.317	$11.658	$10.222
Accumulation Unit Value at end of period	$15.083	$16.380	$15.498	$12.270	$11.024	$11.288	$10.543	$8.409	$12.317	$11.658
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	8	21	39	40	45	50	64
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.219	$15.362	$12.174	$10.949	$11.222	$10.492	$8.377	$—	$—	$—
Accumulation Unit Value at end of period	$14.921	$16.219	$15.362	$12.174	$10.949	$11.222	$10.492	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	82	87	107	121	140	116	56	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.140	$15.294	$12.126	$10.912	$11.190	$10.467	$8.361	$12.265	$11.626	$10.209
Accumulation Unit Value at end of period	$14.840	$16.140	$15.294	$12.126	$10.912	$11.190	$10.467	$8.361	$12.265	$11.626
Number of Accumulation Units outstanding at end of period (in thousands)	90	100	108	128	125	104	89	78	93	101
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$10.173	$—	$—	$—
Accumulation Unit Value at end of period	$17.744	$19.346	$18.379	$14.608	$13.178	$13.548	$12.704	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	5	4	4	—	—	—

28

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100	$1.080
Accumulation Unit Value at end of period	$1.343	$1.361	$1.329	$1.387	$1.376	$1.297	$1.251	$1.272	$1.151	$1.100
Number of Accumulation Units outstanding at end of period (in thousands)	5,103	6,643	8,608	11,878	13,856	16,097	18,664	22,349	17,344	13,911
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.325	$1.297	$1.356	$1.348	$1.273	$1.230	$1.253	$1.137	$1.089	$1.071
Accumulation Unit Value at end of period	$1.306	$1.325	$1.297	$1.356	$1.348	$1.273	$1.230	$1.253	$1.137	$1.089
Number of Accumulation Units outstanding at end of period (in thousands)	10,902	15,011	19,545	26,508	32,018	40,993	47,839	57,604	54,991	45,031
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.310	$1.283	$1.343	$1.337	$1.263	$1.222	$1.246	$1.131	$1.085	$1.068
Accumulation Unit Value at end of period	$1.289	$1.310	$1.283	$1.343	$1.337	$1.263	$1.222	$1.246	$1.131	$1.085
Number of Accumulation Units outstanding at end of period (in thousands)	412	544	740	810	916	1,108	1,165	2,675	1,805	1,955
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$1.126	$1.080	$1.064
Accumulation Unit Value at end of period	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$1.126	$1.080
Number of Accumulation Units outstanding at end of period (in thousands)	4,320	5,230	6,449	9,297	11,398	15,653	19,347	22,817	23,928	20,478
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228	$1.117	$1.073	$1.059
Accumulation Unit Value at end of period	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228	$1.117	$1.073
Number of Accumulation Units outstanding at end of period (in thousands)	4,211	5,230	6,922	9,724	12,840	16,507	20,696	30,403	20,812	18,954
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228	$1.117	$1.073	$1.059
Accumulation Unit Value at end of period	$1.252	$1.275	$1.251	$1.313	$1.309	$1.239	$1.201	$1.228	$1.117	$1.073
Number of Accumulation Units outstanding at end of period (in thousands)	4,211	5,230	6,922	9,724	12,840	16,507	20,696	30,403	20,812	18,954
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.252	$1.230	$1.292	$1.290	$1.224	$1.188	$1.216	$1.108	$1.066	$1.053
Accumulation Unit Value at end of period	$1.227	$1.252	$1.230	$1.292	$1.290	$1.224	$1.188	$1.216	$1.108	$1.066
Number of Accumulation Units outstanding at end of period (in thousands)	164	172	194	320	567	679	1,181	1,745	1,291	1,099
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.236	$1.215	$1.278	$1.278	$1.213	$1.179	$1.208	$—	$—	$—
Accumulation Unit Value at end of period	$1.211	$1.236	$1.215	$1.278	$1.278	$1.213	$1.179	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3,261	3,666	4,466	5,984	6,045	4,239	2,218	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.229	$1.209	$1.273	$1.273	$1.209	$1.175	$1.205	$1.099	$1.059	$1.048
Accumulation Unit Value at end of period	$1.203	$1.229	$1.209	$1.273	$1.273	$1.209	$1.175	$1.205	$1.099	$1.059
Number of Accumulation Units outstanding at end of period (in thousands)	2,637	2,813	3,448	3,922	3,367	3,851	4,255	5,065	3,996	2,007
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$10.328	$—	$—	$—
Accumulation Unit Value at end of period	$10.139	$10.380	$10.241	$10.804	$10.832	$10.313	$10.052	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	46	54	77	90	53	88	—	—	—

29

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068	$1.639
Accumulation Unit Value at end of period	$2.338	$2.434	$2.466	$2.107	$1.854	$2.021	$1.820	$1.368	$2.333	$2.068
Number of Accumulation Units outstanding at end of period (in thousands)	580	752	974	1,119	1,284	1,550	1,778	1,980	1,938	675
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.370	$2.406	$2.060	$1.816	$1.984	$1.790	$1.349	$2.304	$2.046	$1.625
Accumulation Unit Value at end of period	$2.272	$2.370	$2.406	$2.060	$1.816	$1.984	$1.790	$1.349	$2.304	$2.046
Number of Accumulation Units outstanding at end of period (in thousands)	1,342	1,791	2,339	3,139	3,862	4,911	5,384	5,313	4,686	2,772
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.343	$2.381	$2.040	$1.800	$1.969	$1.779	$1.341	$2.294	$2.039	$1.621
Accumulation Unit Value at end of period	$2.244	$2.343	$2.381	$2.040	$1.800	$1.969	$1.779	$1.341	$2.294	$2.039
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	14	15	18	35	54	75	70	48
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$2.283	$2.030	$1.615
Accumulation Unit Value at end of period	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$2.283	$2.030
Number of Accumulation Units outstanding at end of period (in thousands)	659	788	962	936	1,264	1,569	2,140	2,497	2,358	1,370
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321	$2.264	$2.016	$1.607
Accumulation Unit Value at end of period	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321	$2.264	$2.016
Number of Accumulation Units outstanding at end of period (in thousands)	384	470	635	952	1,170	1,378	1,607	1,675	1,498	1,243
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321	$2.264	$2.016	$1.607
Accumulation Unit Value at end of period	$2.180	$2.280	$2.322	$1.994	$1.763	$1.932	$1.749	$1.321	$2.264	$2.016
Number of Accumulation Units outstanding at end of period (in thousands)	384	470	635	952	1,170	1,378	1,607	1,675	1,498	1,243
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.238	$2.283	$1.963	$1.738	$1.907	$1.729	$1.308	$2.246	$2.003	$1.598
Accumulation Unit Value at end of period	$2.136	$2.238	$2.283	$1.963	$1.738	$1.907	$1.729	$1.308	$2.246	$2.003
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	39	54	71	100	116	114	102
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.210	$2.256	$1.942	$1.721	$1.891	$1.716	$1.299	$—	$—	$—
Accumulation Unit Value at end of period	$2.107	$2.210	$2.256	$1.942	$1.721	$1.891	$1.716	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	195	213	154	301	281	319	166	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.198	$2.245	$1.933	$1.714	$1.884	$1.711	$1.296	$2.228	$1.990	$1.591
Accumulation Unit Value at end of period	$2.094	$2.198	$2.245	$1.933	$1.714	$1.884	$1.711	$1.296	$2.228	$1.990
Number of Accumulation Units outstanding at end of period (in thousands)	312	290	341	334	291	171	116	80	303	130
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$10.644	$—	$—	$—
Accumulation Unit Value at end of period	$16.898	$17.777	$18.203	$15.713	$13.973	$15.393	$14.012	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	1	2	6	6	4	—	—	—

30

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635	$1.495
Accumulation Unit Value at end of period	$2.200	$2.330	$2.269	$1.790	$1.640	$1.781	$1.587	$1.239	$1.762	$1.635
Number of Accumulation Units outstanding at end of period (in thousands)	828	960	1,214	1,514	1,901	2,439	2,977	3,499	3,875	4,010
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.269	$2.214	$1.750	$1.607	$1.749	$1.561	$1.221	$1.740	$1.618	$1.482
Accumulation Unit Value at end of period	$2.138	$2.269	$2.214	$1.750	$1.607	$1.749	$1.561	$1.221	$1.740	$1.618
Number of Accumulation Units outstanding at end of period (in thousands)	1,391	1,828	2,604	3,824	5,371	7,668	8,054	8,441	8,498	8,591
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.243	$2.190	$1.734	$1.593	$1.735	$1.551	$1.214	$1.732	$1.613	$1.478
Accumulation Unit Value at end of period	$2.111	$2.243	$2.190	$1.734	$1.593	$1.735	$1.551	$1.214	$1.732	$1.613
Number of Accumulation Units outstanding at end of period (in thousands)	277	281	333	335	448	511	464	472	687	932
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$1.724	$1.606	$1.472
Accumulation Unit Value at end of period	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$1.724	$1.606
Number of Accumulation Units outstanding at end of period (in thousands)	1,039	1,196	1,483	2,100	2,824	3,854	4,844	6,142	9,832	11,984
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196	$1.710	$1.595	$1.465
Accumulation Unit Value at end of period	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196	$1.710	$1.595
Number of Accumulation Units outstanding at end of period (in thousands)	1,228	1,483	2,114	3,073	3,730	4,887	5,528	5,631	4,572	4,515
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196	$1.710	$1.595	$1.465
Accumulation Unit Value at end of period	$2.051	$2.184	$2.136	$1.694	$1.560	$1.703	$1.525	$1.196	$1.710	$1.595
Number of Accumulation Units outstanding at end of period (in thousands)	1,228	1,483	2,114	3,073	3,730	4,887	5,528	5,631	4,572	4,515
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$2.143	$2.100	$1.668	$1.538	$1.681	$1.508	$1.185	$1.696	$1.584	$1.457
Accumulation Unit Value at end of period	$2.010	$2.143	$2.100	$1.668	$1.538	$1.681	$1.508	$1.185	$1.696	$1.584
Number of Accumulation Units outstanding at end of period (in thousands)	68	101	230	260	312	427	557	624	981	1,026
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.116	$2.075	$1.650	$1.523	$1.667	$1.496	$1.177	$—	$—	$—
Accumulation Unit Value at end of period	$1.983	$2.116	$2.075	$1.650	$1.523	$1.667	$1.496	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	974	1,123	1,264	993	955	863	587	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.104	$2.065	$1.643	$1.517	$1.661	$1.492	$1.174	$1.683	$1.574	$1.450
Accumulation Unit Value at end of period	$1.971	$2.104	$2.065	$1.643	$1.517	$1.661	$1.492	$1.174	$1.683	$1.574
Number of Accumulation Units outstanding at end of period (in thousands)	1,150	1,399	1,307	1,120	1,064	814	370	319	396	630
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$10.245	$—	$—	$—
Accumulation Unit Value at end of period	$16.902	$18.093	$17.799	$14.196	$13.144	$14.424	$12.986	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	7	8	13	13	8	2	—	—	—

31

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.119	$13.286	$9.858	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.056	$14.119	$13.286	$9.858	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	11	19	8	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.039	$13.237	$9.841	$10.012	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.948	$14.039	$13.237	$9.841	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	33	60	87	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.000	$13.213	$9.833	$10.010	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.895	$14.000	$13.213	$9.833	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.980	$13.201	$9.829	$10.009	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.868	$13.980	$13.201	$9.829	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	14	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.920	$13.165	$9.817	$10.007	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.789	$13.920	$13.165	$9.817	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	17	11	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.920	$13.165	$9.817	$10.007	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.789	$13.920	$13.165	$9.817	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	17	11	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.861	$13.129	$9.805	$10.004	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.710	$13.861	$13.129	$9.805	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.822	$13.105	$9.796	$10.003	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.657	$13.822	$13.105	$9.796	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	21	21	5	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.803	$13.093	$9.792	$10.002	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.631	$13.803	$13.093	$9.792	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	5	3	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.705	$13.033	$9.772	$9.998	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.501	$13.705	$13.033	$9.772	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—

32

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.905	$9.980	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.586	$9.744	$9.905	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	546	600	189	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.714	$9.894	$9.977	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.536	$9.714	$9.894	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	687	970	205	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.698	$9.888	$9.976	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.512	$9.698	$9.888	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	22	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	189	176	203	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	138	40	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.667	$9.876	$9.974	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.463	$9.667	$9.876	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	138	40	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.644	$9.867	$9.972	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.426	$9.644	$9.867	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.629	$9.862	$9.971	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.402	$9.629	$9.862	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	54	12	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.621	$9.859	$9.970	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.389	$9.621	$9.859	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	133	40	37	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.583	$9.844	$9.967	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.329	$9.583	$9.844	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	10	—	—	—	—	—	—	—

33

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256	$12.341
Accumulation Unit Value at end of period	$20.808	$22.390	$22.237	$16.445	$14.679	$15.033	$11.890	$9.966	$14.750	$14.256
Number of Accumulation Units outstanding at end of period (in thousands)	58	77	90	117	144	169	168	187	150	90
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.894	$21.788	$16.145	$14.440	$14.818	$11.743	$9.862	$14.626	$14.165	$12.287
Accumulation Unit Value at end of period	$20.306	$21.894	$21.788	$16.145	$14.440	$14.818	$11.743	$9.862	$14.626	$14.165
Number of Accumulation Units outstanding at end of period (in thousands)	105	149	200	310	413	450	509	441	274	193
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.650	$21.567	$15.997	$14.322	$14.711	$11.670	$9.811	$14.565	$14.119	$12.259
Accumulation Unit Value at end of period	$20.060	$21.650	$21.567	$15.997	$14.322	$14.711	$11.670	$9.811	$14.565	$14.119
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	8	9	11	8	9	19	21
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$14.534	$14.097	$12.246
Accumulation Unit Value at end of period	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$14.534	$14.097
Number of Accumulation Units outstanding at end of period (in thousands)	48	49	65	81	108	136	189	217	228	159
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710	$14.443	$14.029	$12.205
Accumulation Unit Value at end of period	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710	$14.443	$14.029
Number of Accumulation Units outstanding at end of period (in thousands)	44	53	83	116	156	201	242	254	156	109
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710	$14.443	$14.029	$12.205
Accumulation Unit Value at end of period	$19.576	$21.170	$21.131	$15.706	$14.089	$14.501	$11.526	$9.710	$14.443	$14.029
Number of Accumulation Units outstanding at end of period (in thousands)	44	53	83	116	156	201	242	254	156	109
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.817	$20.810	$15.490	$13.917	$14.345	$11.419	$9.634	$14.352	$13.962	$12.165
Accumulation Unit Value at end of period	$19.221	$20.817	$20.810	$15.490	$13.917	$14.345	$11.419	$9.634	$14.352	$13.962
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	7	8	14	16	12	13	14	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.585	$20.599	$15.348	$13.803	$14.242	$11.349	$9.584	$—	$—	$—
Accumulation Unit Value at end of period	$18.988	$20.585	$20.599	$15.348	$13.803	$14.242	$11.349	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	33	32	49	51	42	15	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.472	$20.496	$15.279	$13.748	$14.192	$11.315	$9.560	$14.263	$13.896	$12.126
Accumulation Unit Value at end of period	$18.874	$20.472	$20.496	$15.279	$13.748	$14.192	$11.315	$9.560	$14.263	$13.896
Number of Accumulation Units outstanding at end of period (in thousands)	101	107	90	84	88	60	39	29	33	34
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$10.453	$—	$—	$—
Accumulation Unit Value at end of period	$20.279	$22.051	$22.132	$16.540	$14.920	$15.440	$12.341	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	6	10	8	—	—	—	—

34

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490	$1.338
Accumulation Unit Value at end of period	$1.458	$1.654	$1.577	$1.199	$1.035	$1.086	$1.028	$0.706	$1.489	$1.490
Number of Accumulation Units outstanding at end of period (in thousands)	619	718	969	1,185	1,518	1,938	2,494	2,932	3,631	3,965
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.611	$1.539	$1.172	$1.014	$1.066	$1.011	$0.696	$1.470	$1.475	$1.327
Accumulation Unit Value at end of period	$1.416	$1.611	$1.539	$1.172	$1.014	$1.066	$1.011	$0.696	$1.470	$1.475
Number of Accumulation Units outstanding at end of period (in thousands)	1,239	1,585	2,127	3,018	4,060	5,695	6,296	6,205	6,507	6,897
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.592	$1.523	$1.161	$1.006	$1.058	$1.005	$0.692	$1.463	$1.469	$1.324
Accumulation Unit Value at end of period	$1.399	$1.592	$1.523	$1.161	$1.006	$1.058	$1.005	$0.692	$1.463	$1.469
Number of Accumulation Units outstanding at end of period (in thousands)	75	78	96	104	110	234	190	177	430	629
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$1.456	$1.463	$1.318
Accumulation Unit Value at end of period	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$1.456	$1.463
Number of Accumulation Units outstanding at end of period (in thousands)	879	1,147	1,414	2,030	2,720	4,017	5,368	6,462	7,946	10,445
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682	$1.444	$1.453	$1.312
Accumulation Unit Value at end of period	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682	$1.444	$1.453
Number of Accumulation Units outstanding at end of period (in thousands)	1,039	1,204	1,980	2,546	3,174	3,650	4,087	5,153	3,823	4,001
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682	$1.444	$1.453	$1.312
Accumulation Unit Value at end of period	$1.359	$1.550	$1.485	$1.134	$0.985	$1.038	$0.988	$0.682	$1.444	$1.453
Number of Accumulation Units outstanding at end of period (in thousands)	1,039	1,204	1,980	2,546	3,174	3,650	4,087	5,153	3,823	4,001
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$1.521	$1.460	$1.117	$0.971	$1.025	$0.977	$0.675	$1.433	$1.444	$1.305
Accumulation Unit Value at end of period	$1.332	$1.521	$1.460	$1.117	$0.971	$1.025	$0.977	$0.675	$1.433	$1.444
Number of Accumulation Units outstanding at end of period (in thousands)	72	144	241	248	325	366	420	448	688	751
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.502	$1.443	$1.105	$0.961	$1.016	$0.969	$0.671	$—	$—	$—
Accumulation Unit Value at end of period	$1.313	$1.502	$1.443	$1.105	$0.961	$1.016	$0.969	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	565	673	719	716	740	738	432	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.493	$1.435	$1.100	$0.958	$1.012	$0.966	$0.669	$1.422	$1.435	$1.299
Accumulation Unit Value at end of period	$1.306	$1.493	$1.435	$1.100	$0.958	$1.012	$0.966	$0.669	$1.422	$1.435
Number of Accumulation Units outstanding at end of period (in thousands)	490	570	553	332	254	235	155	148	147	376
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$19.740	$22.636	$21.812	$16.753	$14.623	$15.496	$14.830	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	1	—	—	—

35

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Core Equity Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.549	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.168	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.545	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.149	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.544	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.140	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.543	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.136	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.541	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.122	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.541	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.122	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.538	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.108	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.537	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.098	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.536	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.094	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.532	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.071	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—

36

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412	$12.595
Accumulation Unit Value at end of period	$22.006	$22.693	$22.210	$17.666	$14.561	$15.473	$14.000	$10.784	$16.554	$15.412
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	24	24	34	34	42	53	54	56
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.038	$19.650	$15.661	$12.935	$13.772	$12.486	$9.637	$14.823	$13.828	$11.323
Accumulation Unit Value at end of period	$19.392	$20.038	$19.650	$15.661	$12.935	$13.772	$12.486	$9.637	$14.823	$13.828
Number of Accumulation Units outstanding at end of period (in thousands)	28	32	51	55	45	52	64	146	111	112
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.865	$21.464	$17.123	$14.156	$15.088	$13.693	$10.579	$16.288	$15.210	$12.467
Accumulation Unit Value at end of period	$21.139	$21.865	$21.464	$17.123	$14.156	$15.088	$13.693	$10.579	$16.288	$15.210
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	—	—	5	4	5	5
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$16.125	$15.066	$12.355
Accumulation Unit Value at end of period	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$16.125	$15.066
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	31	41	36	43	62	95	100	160
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367	$15.995	$14.966	$12.292
Accumulation Unit Value at end of period	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367	$15.995	$14.966
Number of Accumulation Units outstanding at end of period (in thousands)	7	14	18	42	51	65	71	112	46	32
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367	$15.995	$14.966	$12.292
Accumulation Unit Value at end of period	$20.429	$21.173	$20.826	$16.648	$13.791	$14.728	$13.392	$10.367	$15.995	$14.966
Number of Accumulation Units outstanding at end of period (in thousands)	7	14	18	42	51	65	71	112	46	32
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.899	$18.617	$14.905	$12.365	$13.225	$12.044	$9.338	$14.428	$13.520	$11.121
Accumulation Unit Value at end of period	$18.208	$18.899	$18.617	$14.905	$12.365	$13.225	$12.044	$9.338	$14.428	$13.520
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	1	—	—	1	1	—	7
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.658	$18.399	$14.744	$12.245	$13.109	$11.950	$9.274	$—	$—	$—
Accumulation Unit Value at end of period	$17.958	$18.658	$18.399	$14.744	$12.245	$13.109	$11.950	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	15	23	15	10	10	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.556	$18.307	$14.678	$12.196	$13.063	$11.915	$9.251	$14.316	$13.436	$11.067
Accumulation Unit Value at end of period	$17.851	$18.556	$18.307	$14.678	$12.196	$13.063	$11.915	$9.251	$14.316	$13.436
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	24	19	16	13	7	1	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$10.585	$—	$—	$—
Accumulation Unit Value at end of period	$20.070	$20.915	$20.686	$16.627	$13.849	$14.872	$13.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	—	—	—	—	—	—	—	—

37

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423	$7.936
Accumulation Unit Value at end of period	$16.404	$15.505	$14.469	$10.748	$9.309	$9.494	$8.369	$6.180	$10.039	$8.423
Number of Accumulation Units outstanding at end of period (in thousands)	85	113	127	99	121	143	182	167	209	325
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.070	$9.416	$7.009	$6.082	$6.216	$5.490	$4.062	$6.612	$5.558	$5.248
Accumulation Unit Value at end of period	$10.632	$10.070	$9.416	$7.009	$6.082	$6.216	$5.490	$4.062	$6.612	$5.558
Number of Accumulation Units outstanding at end of period (in thousands)	280	306	378	363	361	418	403	321	527	177
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878	$8.312	$7.856
Accumulation Unit Value at end of period	$15.758	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878	$8.312
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	4	4	7	6	7	13	14
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$9.779	$8.233	$7.785
Accumulation Unit Value at end of period	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$9.779	$8.233
Number of Accumulation Units outstanding at end of period (in thousands)	72	96	117	84	128	129	178	188	222	232
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941	$9.700	$8.179	$7.745
Accumulation Unit Value at end of period	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941	$9.700	$8.179
Number of Accumulation Units outstanding at end of period (in thousands)	56	51	74	120	131	143	156	107	76	49
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941	$9.700	$8.179	$7.745
Accumulation Unit Value at end of period	$15.228	$14.466	$13.567	$10.129	$8.816	$9.037	$8.005	$5.941	$9.700	$8.179
Number of Accumulation Units outstanding at end of period (in thousands)	56	51	74	120	131	143	156	107	76	49
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154
Accumulation Unit Value at end of period	$9.983	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	12	17	14	15	19	18	15	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$3.909	$—	$—	$—
Accumulation Unit Value at end of period	$9.846	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	70	92	59	85	87	24	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.410	$8.852	$6.628	$5.787	$5.950	$5.286	$3.935	$6.444	$5.450	$5.176
Accumulation Unit Value at end of period	$9.876	$9.410	$8.852	$6.628	$5.787	$5.950	$5.286	$3.935	$6.444	$5.450
Number of Accumulation Units outstanding at end of period (in thousands)	89	106	69	68	63	48	48	43	58	114
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$10.097	$—	$—	$—
Accumulation Unit Value at end of period	$24.903	$23.787	$22.431	$16.839	$14.738	$15.191	$13.531	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	4	4	—	—	—	—	—	—

38

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.602	$10.484	$10.142	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.988	$10.602	$10.484	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	179	235	289	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.569	$10.473	$10.139	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.938	$10.569	$10.473	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	375	484	717	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.554	$10.468	$10.138	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.913	$10.554	$10.468	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	24	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.546	$10.465	$10.137	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.901	$10.546	$10.465	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	112	130	181	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.522	$10.457	$10.135	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.863	$10.522	$10.457	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	205	266	318	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.522	$10.457	$10.135	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.863	$10.522	$10.457	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	205	266	318	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.498	$10.449	$10.133	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.826	$10.498	$10.449	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	32	32	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.482	$10.443	$10.132	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.802	$10.482	$10.443	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	133	138	157	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.474	$10.441	$10.131	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.789	$10.474	$10.441	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	134	131	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.435	$10.427	$10.127	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.728	$10.435	$10.427	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	14	—	—	—	—	—	—	—

39

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698	$8.726
Accumulation Unit Value at end of period	$14.899	$15.114	$13.842	$10.657	$9.090	$9.448	$8.645	$6.926	$10.522	$9.698
Number of Accumulation Units outstanding at end of period (in thousands)	172	227	333	470	627	725	877	1,008	1,110	991
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.575	$13.375	$10.317	$8.818	$9.183	$8.420	$6.759	$10.290	$9.502	$8.567
Accumulation Unit Value at end of period	$14.339	$14.575	$13.375	$10.317	$8.818	$9.183	$8.420	$6.759	$10.290	$9.502
Number of Accumulation Units outstanding at end of period (in thousands)	556	744	1,057	1,597	2,330	2,973	3,530	3,827	3,980	3,850
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354	$9.571	$8.637
Accumulation Unit Value at end of period	$14.313	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354	$9.571
Number of Accumulation Units outstanding at end of period (in thousands)	9	15	18	22	30	37	50	55	99	141
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$10.250	$9.480	$8.559
Accumulation Unit Value at end of period	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$10.250	$9.480
Number of Accumulation Units outstanding at end of period (in thousands)	167	213	278	419	596	800	1,051	1,151	1,256	1,154
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659	$10.167	$9.417	$8.516
Accumulation Unit Value at end of period	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659	$10.167	$9.417
Number of Accumulation Units outstanding at end of period (in thousands)	193	266	356	557	802	1,002	1,195	1,311	1,220	1,172
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659	$10.167	$9.417	$8.516
Accumulation Unit Value at end of period	$13.832	$14.102	$12.980	$10.043	$8.609	$8.993	$8.270	$6.659	$10.167	$9.417
Number of Accumulation Units outstanding at end of period (in thousands)	193	266	356	557	802	1,002	1,195	1,311	1,220	1,172
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414
Accumulation Unit Value at end of period	$13.463	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	13	34	52	59	68	76	86
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$6.505	$—	$—	$—
Accumulation Unit Value at end of period	$13.278	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	137	131	170	207	231	173	68	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.788	$12.729	$9.878	$8.494	$8.899	$8.208	$6.629	$10.152	$9.432	$8.554
Accumulation Unit Value at end of period	$13.483	$13.788	$12.729	$9.878	$8.494	$8.899	$8.208	$6.629	$10.152	$9.432
Number of Accumulation Units outstanding at end of period (in thousands)	183	188	199	200	185	161	124	99	119	130
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$10.218	$—	$—	$—
Accumulation Unit Value at end of period	$20.424	$20.938	$19.378	$15.076	$12.995	$13.649	$12.622	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	6	8	6	1	—	—	—

40

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.132	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.386	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.113	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.385	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.104	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.099	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.382	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.085	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.382	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.085	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.379	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.071	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.378	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.062	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.377	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.058	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.035	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	—	—	—	—	—	—	—	—	—

41

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998	$5.946
Accumulation Unit Value at end of period	$8.684	$8.439	$7.881	$5.818	$5.076	$5.490	$4.305	$3.087	$6.479	$5.998
Number of Accumulation Units outstanding at end of period (in thousands)	137	154	180	236	272	335	341	374	426	506
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.869	$8.299	$6.138	$5.366	$5.816	$4.570	$3.283	$6.905	$6.405	$6.362
Accumulation Unit Value at end of period	$9.108	$8.869	$8.299	$6.138	$5.366	$5.816	$4.570	$3.283	$6.905	$6.405
Number of Accumulation Units outstanding at end of period (in thousands)	173	203	264	401	464	693	606	521	514	513
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.122	$7.607	$5.632	$4.929	$5.348	$4.206	$3.025	$6.368	$5.912	$5.879
Accumulation Unit Value at end of period	$8.332	$8.122	$7.607	$5.632	$4.929	$5.348	$4.206	$3.025	$6.368	$5.912
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	9	12	14	23	31	30	62	107
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$6.320	$5.871	$5.841
Accumulation Unit Value at end of period	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$6.320	$5.871
Number of Accumulation Units outstanding at end of period (in thousands)	142	182	217	273	372	518	606	685	904	1,114
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972	$6.269	$5.832	$5.811
Accumulation Unit Value at end of period	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972	$6.269	$5.832
Number of Accumulation Units outstanding at end of period (in thousands)	191	196	231	356	443	502	508	560	453	433
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972	$6.269	$5.832	$5.811
Accumulation Unit Value at end of period	$8.073	$7.884	$7.400	$5.490	$4.814	$5.233	$4.124	$2.972	$6.269	$5.832
Number of Accumulation Units outstanding at end of period (in thousands)	191	196	231	356	443	502	508	560	453	433
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$8.365	$7.862	$5.842	$5.130	$5.585	$4.408	$3.181	$6.721	$6.262	$6.249
Accumulation Unit Value at end of period	$8.551	$8.365	$7.862	$5.842	$5.130	$5.585	$4.408	$3.181	$6.721	$6.262
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	11	12	13	21	23	26	29	36
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.258	$7.770	$5.779	$5.080	$5.536	$4.374	$3.160	$—	$—	$—
Accumulation Unit Value at end of period	$8.434	$8.258	$7.770	$5.779	$5.080	$5.536	$4.374	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	129	115	105	57	46	50	27	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.213	$7.731	$5.753	$5.060	$5.517	$4.361	$3.152	$6.669	$6.223	$6.219
Accumulation Unit Value at end of period	$8.384	$8.213	$7.731	$5.753	$5.060	$5.517	$4.361	$3.152	$6.669	$6.223
Number of Accumulation Units outstanding at end of period (in thousands)	150	124	126	55	63	41	37	55	49	68
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$10.192	$—	$—	$—
Accumulation Unit Value at end of period	$26.640	$26.162	$24.690	$18.418	$16.240	$17.751	$14.066	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	5	3	3	2	—	—	—	—

42

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778	$12.372
Accumulation Unit Value at end of period	$23.020	$23.852	$26.147	$18.783	$15.752	$17.847	$13.308	$8.291	$13.893	$13.778
Number of Accumulation Units outstanding at end of period (in thousands)	75	100	143	197	262	324	388	484	526	472
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.383	$16.897	$12.162	$10.220	$11.602	$8.669	$5.411	$9.086	$9.029	$8.124
Accumulation Unit Value at end of period	$14.816	$15.383	$16.897	$12.162	$10.220	$11.602	$8.669	$5.411	$9.086	$9.029
Number of Accumulation Units outstanding at end of period (in thousands)	308	395	553	797	1,138	1,468	1,829	2,171	2,321	2,253
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.982	$25.268	$18.206	$15.314	$17.403	$13.016	$8.133	$13.670	$13.597	$12.247
Accumulation Unit Value at end of period	$22.113	$22.982	$25.268	$18.206	$15.314	$17.403	$13.016	$8.133	$13.670	$13.597
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	9	13	23	26	35	39	59	69
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$13.533	$13.468	$12.136
Accumulation Unit Value at end of period	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$13.533	$13.468
Number of Accumulation Units outstanding at end of period (in thousands)	69	81	101	186	259	327	443	552	647	719
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971	$13.424	$13.379	$12.074
Accumulation Unit Value at end of period	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971	$13.424	$13.379
Number of Accumulation Units outstanding at end of period (in thousands)	82	108	140	218	306	351	439	557	495	518
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971	$13.424	$13.379	$12.074
Accumulation Unit Value at end of period	$21.370	$22.254	$24.517	$17.700	$14.919	$16.987	$12.730	$7.971	$13.424	$13.379
Number of Accumulation Units outstanding at end of period (in thousands)	82	108	140	218	306	351	439	557	495	518
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.508	$16.008	$11.574	$9.770	$11.141	$8.362	$5.243	$8.844	$8.828	$7.979
Accumulation Unit Value at end of period	$13.911	$14.508	$16.008	$11.574	$9.770	$11.141	$8.362	$5.243	$8.844	$8.828
Number of Accumulation Units outstanding at end of period (in thousands)	5	15	17	12	21	42	43	48	51	59
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.324	$15.820	$11.450	$9.675	$11.044	$8.297	$5.208	$—	$—	$—
Accumulation Unit Value at end of period	$13.720	$14.324	$15.820	$11.450	$9.675	$11.044	$8.297	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	88	98	134	140	135	138	86	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.245	$15.741	$11.399	$9.636	$11.005	$8.272	$5.195	$8.775	$8.772	$7.941
Accumulation Unit Value at end of period	$13.638	$14.245	$15.741	$11.399	$9.636	$11.005	$8.272	$5.195	$8.775	$8.772
Number of Accumulation Units outstanding at end of period (in thousands)	89	100	102	115	102	72	62	65	79	89
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$11.004	$—	$—	$—
Accumulation Unit Value at end of period	$28.387	$29.725	$32.928	$23.904	$20.258	$23.195	$17.478	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	5	6	4	—	—	—	—

43

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Research International Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.510	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.538	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.507	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.521	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	152	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.505	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.512	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.504	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.508	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.502	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.495	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.502	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.495	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.500	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.482	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.498	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.473	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	50	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.497	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.468	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.493	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.447	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

44

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508	$10.590
Accumulation Unit Value at end of period	$18.630	$18.789	$17.333	$13.321	$11.548	$11.793	$10.345	$8.056	$12.815	$11.508
Number of Accumulation Units outstanding at end of period (in thousands)	21	32	38	21	25	24	19	13	19	10
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.423	$17.030	$13.114	$11.391	$11.656	$10.245	$7.995	$12.742	$11.466	$10.573
Accumulation Unit Value at end of period	$18.231	$18.423	$17.030	$13.114	$11.391	$11.656	$10.245	$7.995	$12.742	$11.466
Number of Accumulation Units outstanding at end of period (in thousands)	27	35	51	59	95	110	123	54	66	32
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.243	$16.880	$13.011	$11.313	$11.588	$10.196	$7.964	$12.706	$11.445	$10.564
Accumulation Unit Value at end of period	$18.034	$18.243	$16.880	$13.011	$11.313	$11.588	$10.196	$7.964	$12.706	$11.445
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$12.688	$11.435	$10.559
Accumulation Unit Value at end of period	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$12.688	$11.435
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	15	11	14	26	13	11	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903	$12.634	$11.403	$10.546
Accumulation Unit Value at end of period	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903	$12.634	$11.403
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	18	44	40	47	41	17	18	7
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903	$12.634	$11.403	$10.546
Accumulation Unit Value at end of period	$17.647	$17.887	$16.584	$12.809	$11.160	$11.454	$10.097	$7.903	$12.634	$11.403
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	18	44	40	47	41	17	18	7
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.625	$16.365	$12.659	$11.046	$11.354	$10.024	$7.858	$12.581	$11.372	$10.533
Accumulation Unit Value at end of period	$17.363	$17.625	$16.365	$12.659	$11.046	$11.354	$10.024	$7.858	$12.581	$11.372
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—	—	2	2	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.452	$16.221	$12.560	$10.970	$11.288	$9.976	$7.827	$—	$—	$—
Accumulation Unit Value at end of period	$17.176	$17.452	$16.221	$12.560	$10.970	$11.288	$9.976	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	15	8	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.367	$16.150	$12.511	$10.933	$11.255	$9.952	$7.812	$12.527	$11.341	$10.520
Accumulation Unit Value at end of period	$17.083	$17.367	$16.150	$12.511	$10.933	$11.255	$9.952	$7.812	$12.527	$11.341
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	9	9	8	6	6	6	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$10.228	$—	$—	$—
Accumulation Unit Value at end of period	$21.976	$22.398	$20.880	$16.216	$14.206	$14.661	$12.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—	—	—	—	—	—

45

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251	$10.016
Accumulation Unit Value at end of period	$13.431	$13.696	$13.154	$13.513	$12.797	$12.188	$11.530	$10.091	$10.507	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	241	337	402	332	400	371	369	231	177	76
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.429	$12.924	$13.303	$12.624	$12.047	$11.419	$10.014	$10.448	$10.214	$10.000
Accumulation Unit Value at end of period	$13.143	$13.429	$12.924	$13.303	$12.624	$12.047	$11.419	$10.014	$10.448	$10.214
Number of Accumulation Units outstanding at end of period (in thousands)	289	374	504	765	975	968	894	654	458	226
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.298	$12.811	$13.200	$12.538	$11.977	$11.364	$9.976	$10.419	$10.195	$9.992
Accumulation Unit Value at end of period	$13.002	$13.298	$12.811	$13.200	$12.538	$11.977	$11.364	$9.976	$10.419	$10.195
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	24	28	12	22	25	12	3	2
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$10.404	$10.186	$9.988
Accumulation Unit Value at end of period	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$10.404	$10.186
Number of Accumulation Units outstanding at end of period (in thousands)	342	407	481	303	336	367	320	306	155	98
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900	$10.361	$10.158	$9.975
Accumulation Unit Value at end of period	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900	$10.361	$10.158
Number of Accumulation Units outstanding at end of period (in thousands)	101	108	132	215	302	433	412	367	89	29
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900	$10.361	$10.158	$9.975
Accumulation Unit Value at end of period	$12.724	$13.040	$12.587	$12.995	$12.368	$11.838	$11.255	$9.900	$10.361	$10.158
Number of Accumulation Units outstanding at end of period (in thousands)	101	108	132	215	302	433	412	367	89	29
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.849	$12.422	$12.844	$12.243	$11.736	$11.174	$9.844	$10.317	$10.131	$9.963
Accumulation Unit Value at end of period	$12.519	$12.849	$12.422	$12.844	$12.243	$11.736	$11.174	$9.844	$10.317	$10.131
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	6	9	3	5	5	5
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.724	$12.313	$12.744	$12.159	$11.668	$11.121	$9.806	$—	$—	$—
Accumulation Unit Value at end of period	$12.384	$12.724	$12.313	$12.744	$12.159	$11.668	$11.121	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	86	78	84	147	132	84	28	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.662	$12.259	$12.694	$12.118	$11.634	$11.094	$9.788	$10.273	$10.103	$9.951
Accumulation Unit Value at end of period	$12.318	$12.662	$12.259	$12.694	$12.118	$11.634	$11.094	$9.788	$10.273	$10.103
Number of Accumulation Units outstanding at end of period (in thousands)	146	124	112	140	87	65	63	19	6	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$10.283	$—	$—	$—
Accumulation Unit Value at end of period	$12.716	$13.104	$12.719	$13.204	$12.636	$12.161	$11.626	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	6	9	7	7	1	—	—	—

46

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183	$12.886
Accumulation Unit Value at end of period	$18.756	$19.139	$17.933	$15.315	$13.994	$13.980	$12.928	$11.136	$14.539	$14.183
Number of Accumulation Units outstanding at end of period (in thousands)	498	632	846	1,106	1,336	1,541	1,773	2,097	2,467	2,222
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.667	$16.588	$14.194	$12.996	$13.008	$12.054	$10.403	$13.610	$13.303	$12.111
Accumulation Unit Value at end of period	$17.279	$17.667	$16.588	$14.194	$12.996	$13.008	$12.054	$10.403	$13.610	$13.303
Number of Accumulation Units outstanding at end of period (in thousands)	1,533	2,139	2,903	4,280	5,555	6,223	6,658	7,330	8,125	7,399
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305	$13.997	$12.756
Accumulation Unit Value at end of period	$18.018	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305	$13.997
Number of Accumulation Units outstanding at end of period (in thousands)	35	52	62	71	94	107	127	146	215	235
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$14.163	$13.864	$12.641
Accumulation Unit Value at end of period	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$14.163	$13.864
Number of Accumulation Units outstanding at end of period (in thousands)	445	529	651	850	1,144	1,457	1,713	1,980	2,606	2,716
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706	$14.048	$13.773	$12.576
Accumulation Unit Value at end of period	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706	$14.048	$13.773
Number of Accumulation Units outstanding at end of period (in thousands)	394	504	741	997	1,244	1,582	1,868	1,959	2,070	1,991
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706	$14.048	$13.773	$12.576
Accumulation Unit Value at end of period	$17.412	$17.857	$16.816	$14.432	$13.254	$13.306	$12.367	$10.706	$14.048	$13.773
Number of Accumulation Units outstanding at end of period (in thousands)	394	504	741	997	1,244	1,582	1,868	1,959	2,070	1,991
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895
Accumulation Unit Value at end of period	$16.224	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007
Number of Accumulation Units outstanding at end of period (in thousands)	14	26	26	47	58	89	82	92	109	122
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$10.012	$—	$—	$—
Accumulation Unit Value at end of period	$16.002	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	240	267	308	310	305	213	95	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.440	$16.472	$14.180	$13.061	$13.152	$12.261	$10.646	$14.011	$13.778	$12.619
Accumulation Unit Value at end of period	$16.955	$17.440	$16.472	$14.180	$13.061	$13.152	$12.261	$10.646	$14.011	$13.778
Number of Accumulation Units outstanding at end of period (in thousands)	259	304	331	341	269	196	158	173	251	282
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$10.295	$—	$—	$—
Accumulation Unit Value at end of period	$16.111	$16.614	$15.731	$13.576	$12.536	$12.655	$11.827	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	31	24	26	17	6	—	—	—

47

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262	$14.522
Accumulation Unit Value at end of period	$25.598	$26.217	$24.118	$18.044	$15.778	$16.090	$14.666	$12.150	$18.322	$17.262
Number of Accumulation Units outstanding at end of period (in thousands)	77	103	142	175	222	239	226	240	223	137
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.612	$23.609	$17.698	$15.507	$15.845	$14.471	$12.013	$18.152	$17.136	$14.445
Accumulation Unit Value at end of period	$24.958	$25.612	$23.609	$17.698	$15.507	$15.845	$14.471	$12.013	$18.152	$17.136
Number of Accumulation Units outstanding at end of period (in thousands)	200	267	358	505	632	733	802	824	638	486
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.315	$23.359	$17.528	$15.373	$15.724	$14.375	$11.945	$18.067	$17.073	$14.407
Accumulation Unit Value at end of period	$24.643	$25.315	$23.359	$17.528	$15.373	$15.724	$14.375	$11.945	$18.067	$17.073
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	14	12	5	5	11	14	10	9
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$18.025	$17.042	$14.387
Accumulation Unit Value at end of period	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$18.025	$17.042
Number of Accumulation Units outstanding at end of period (in thousands)	90	106	139	152	210	233	316	323	384	285
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810	$17.899	$16.948	$14.330
Accumulation Unit Value at end of period	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810	$17.899	$16.948
Number of Accumulation Units outstanding at end of period (in thousands)	59	75	108	187	223	252	282	227	192	225
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810	$17.899	$16.948	$14.330
Accumulation Unit Value at end of period	$24.027	$24.731	$22.865	$17.192	$15.109	$15.484	$14.185	$11.810	$17.899	$16.948
Number of Accumulation Units outstanding at end of period (in thousands)	59	75	108	187	223	252	282	227	192	225
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.302	$22.502	$16.945	$14.914	$15.307	$14.043	$11.710	$17.775	$16.855	$14.273
Accumulation Unit Value at end of period	$23.574	$24.302	$22.502	$16.945	$14.914	$15.307	$14.043	$11.710	$17.775	$16.855
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	3	12	13	11	24	24	23
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.020	$22.264	$16.782	$14.785	$15.190	$13.950	$11.644	$—	$—	$—
Accumulation Unit Value at end of period	$23.278	$24.020	$22.264	$16.782	$14.785	$15.190	$13.950	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	64	67	48	54	36	8	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.888	$22.152	$16.706	$14.726	$15.137	$13.908	$11.615	$17.656	$16.768	$14.220
Accumulation Unit Value at end of period	$23.138	$23.888	$22.152	$16.706	$14.726	$15.137	$13.908	$11.615	$17.656	$16.768
Number of Accumulation Units outstanding at end of period (in thousands)	97	91	97	55	34	28	19	11	11	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$10.378	$—	$—	$—
Accumulation Unit Value at end of period	$20.316	$21.027	$19.548	$14.779	$13.060	$13.458	$12.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	5	4	3	1	—	—	—	—

48

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203	$15.992
Accumulation Unit Value at end of period	$15.292	$19.294	$21.342	$21.857	$19.595	$23.623	$20.382	$11.955	$25.652	$20.203
Number of Accumulation Units outstanding at end of period (in thousands)	54	64	96	123	132	144	181	143	216	198
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.650	$25.104	$25.762	$23.141	$27.955	$24.167	$14.203	$30.539	$24.099	$19.114
Accumulation Unit Value at end of period	$17.916	$22.650	$25.104	$25.762	$23.141	$27.955	$24.167	$14.203	$30.539	$24.099
Number of Accumulation Units outstanding at end of period (in thousands)	76	101	157	274	382	588	560	467	661	568
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241	$19.938	$15.830
Accumulation Unit Value at end of period	$14.690	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241	$19.938
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	13	12	11	12	5	5	18	18
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$24.989	$19.749	$15.687
Accumulation Unit Value at end of period	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$24.989	$19.749
Number of Accumulation Units outstanding at end of period (in thousands)	49	67	71	114	138	176	193	200	259	240
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493	$24.786	$19.618	$15.607
Accumulation Unit Value at end of period	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493	$24.786	$19.618
Number of Accumulation Units outstanding at end of period (in thousands)	48	56	87	93	118	159	201	167	170	165
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493	$24.786	$19.618	$15.607
Accumulation Unit Value at end of period	$14.196	$18.002	$20.012	$20.598	$18.558	$22.486	$19.497	$11.493	$24.786	$19.618
Number of Accumulation Units outstanding at end of period (in thousands)	48	56	87	93	118	159	201	167	170	165
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773
Accumulation Unit Value at end of period	$16.822	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	25	27	35	32	29	36	34	42
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$13.670	$—	$—	$—
Accumulation Unit Value at end of period	$16.591	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	25	23	25	25	18	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.595	$20.733	$21.405	$19.343	$23.507	$20.444	$12.088	$26.147	$20.757	$16.563
Accumulation Unit Value at end of period	$14.620	$18.595	$20.733	$21.405	$19.343	$23.507	$20.444	$12.088	$26.147	$20.757
Number of Accumulation Units outstanding at end of period (in thousands)	72	83	83	71	49	21	10	7	19	14
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$10.400	$—	$—	$—
Accumulation Unit Value at end of period	$12.360	$15.760	$17.616	$18.232	$16.517	$20.124	$17.545	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	4	5	4	—	—	—

49

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656	$11.432
Accumulation Unit Value at end of period	$12.998	$14.131	$16.166	$13.365	$11.492	$13.074	$12.260	$9.095	$15.509	$13.656
Number of Accumulation Units outstanding at end of period (in thousands)	282	320	398	543	659	726	891	1,049	1,192	1,167
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.197	$15.127	$12.531	$10.797	$12.307	$11.565	$8.596	$14.688	$12.959	$10.870
Accumulation Unit Value at end of period	$12.114	$13.197	$15.127	$12.531	$10.797	$12.307	$11.565	$8.596	$14.688	$12.959
Number of Accumulation Units outstanding at end of period (in thousands)	850	992	1,265	1,990	2,671	3,346	3,902	4,558	4,767	4,966
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.616	$15.623	$12.955	$11.173	$12.749	$11.991	$8.922	$15.260	$13.477	$11.316
Accumulation Unit Value at end of period	$12.486	$13.616	$15.623	$12.955	$11.173	$12.749	$11.991	$8.922	$15.260	$13.477
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	26	33	40	46	64	71	97	126
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$15.108	$13.349	$11.214
Accumulation Unit Value at end of period	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$15.108	$13.349
Number of Accumulation Units outstanding at end of period (in thousands)	230	260	293	403	543	700	825	995	1,216	1,178
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744	$14.985	$13.261	$11.157
Accumulation Unit Value at end of period	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744	$14.985	$13.261
Number of Accumulation Units outstanding at end of period (in thousands)	323	355	443	664	903	1,085	1,274	1,485	1,495	1,596
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744	$14.985	$13.261	$11.157
Accumulation Unit Value at end of period	$12.066	$13.184	$15.159	$12.595	$10.884	$12.444	$11.728	$8.744	$14.985	$13.261
Number of Accumulation Units outstanding at end of period (in thousands)	323	355	443	664	903	1,085	1,274	1,485	1,495	1,596
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.447	$14.332	$11.926	$10.321	$11.819	$11.155	$8.330	$14.296	$12.670	$10.676
Accumulation Unit Value at end of period	$11.374	$12.447	$14.332	$11.926	$10.321	$11.819	$11.155	$8.330	$14.296	$12.670
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	17	37	65	73	76	73	89
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.288	$14.164	$11.798	$10.221	$11.715	$11.069	$8.273	$—	$—	$—
Accumulation Unit Value at end of period	$11.218	$12.288	$14.164	$11.798	$10.221	$11.715	$11.069	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	170	205	229	233	151	91	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.221	$14.093	$11.745	$10.180	$11.674	$11.036	$8.252	$14.185	$12.591	$10.625
Accumulation Unit Value at end of period	$11.151	$12.221	$14.093	$11.745	$10.180	$11.674	$11.036	$8.252	$14.185	$12.591
Number of Accumulation Units outstanding at end of period (in thousands)	216	210	233	244	236	183	162	157	162	179
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$10.700	$—	$—	$—
Accumulation Unit Value at end of period	$14.207	$15.610	$18.046	$15.077	$13.100	$15.061	$14.273	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	15	25	24	16	3	—	—	—

50

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680	$13.087
Accumulation Unit Value at end of period	$15.041	$16.352	$17.106	$13.293	$11.163	$12.199	$11.548	$8.955	$15.785	$15.680
Number of Accumulation Units outstanding at end of period (in thousands)	288	348	427	539	683	822	1,027	1,194	1,528	1,620
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.746	$16.504	$12.851	$10.813	$11.841	$11.232	$8.727	$15.414	$15.342	$12.830
Accumulation Unit Value at end of period	$14.454	$15.746	$16.504	$12.851	$10.813	$11.841	$11.232	$8.727	$15.414	$15.342
Number of Accumulation Units outstanding at end of period (in thousands)	1,514	2,027	2,824	4,006	5,521	6,857	7,950	9,103	10,657	10,184
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532	$15.475	$12.954
Accumulation Unit Value at end of period	$14.448	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532	$15.475
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	28	38	49	58	58	70	95	119
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$15.377	$15.328	$12.838
Accumulation Unit Value at end of period	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$15.377	$15.328
Number of Accumulation Units outstanding at end of period (in thousands)	272	332	402	493	689	875	1,050	1,233	1,655	1,647
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610	$15.252	$15.227	$12.772
Accumulation Unit Value at end of period	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610	$15.252	$15.227
Number of Accumulation Units outstanding at end of period (in thousands)	317	374	498	715	957	1,155	1,377	1,512	1,750	1,945
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610	$15.252	$15.227	$12.772
Accumulation Unit Value at end of period	$13.963	$15.256	$16.040	$12.527	$10.572	$11.612	$11.047	$8.610	$15.252	$15.227
Number of Accumulation Units outstanding at end of period (in thousands)	317	374	498	715	957	1,155	1,377	1,512	1,750	1,945
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601
Accumulation Unit Value at end of period	$13.571	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000
Number of Accumulation Units outstanding at end of period (in thousands)	30	31	33	42	56	70	76	77	79	79
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$8.399	$—	$—	$—
Accumulation Unit Value at end of period	$13.385	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	125	130	114	83	107	116	61	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.255	$15.032	$11.775	$9.967	$10.981	$10.478	$8.191	$14.554	$14.573	$12.260
Accumulation Unit Value at end of period	$13.007	$14.255	$15.032	$11.775	$9.967	$10.981	$10.478	$8.191	$14.554	$14.573
Number of Accumulation Units outstanding at end of period (in thousands)	144	168	201	134	155	142	122	119	149	155
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$10.622	$—	$—	$—
Accumulation Unit Value at end of period	$16.576	$18.211	$19.252	$15.119	$12.829	$14.169	$13.555	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	28	22	26	15	—	—	—	—

51

Series III

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$14.127	$13.486	$11.963
Accumulation Unit Value at end of period	$18.863	$18.922	$18.261	$15.016	$13.145	$13.200	$11.934	$9.790	$14.127	$13.486
Number of Accumulation Units outstanding at end of period (in thousands)	1,071	1,214	1,490	2,146	2,584	3,158	3,797	4,344	4,917	4,853
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$9.636	$13.933	$13.327	$11.846
Accumulation Unit Value at end of period	$18.308	$18.402	$17.795	$14.662	$12.861	$12.940	$11.722	$9.636	$13.933	$13.327
Number of Accumulation Units outstanding at end of period (in thousands)	186	224	299	438	512	680	885	925	526	362
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$13.478	$12.905	$11.482
Accumulation Unit Value at end of period	$17.570	$17.677	$17.111	$14.113	$12.392	$12.481	$11.317	$9.312	$13.478	$12.905
Number of Accumulation Units outstanding at end of period (in thousands)	553	653	827	1,078	1,301	1,703	1,992	2,399	3,238	3,366
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.244	$16.725	$13.822	$12.161	$12.272	$11.151	$9.194	$13.333	$12.791	$11.404
Accumulation Unit Value at end of period	$17.105	$17.244	$16.725	$13.822	$12.161	$12.272	$11.151	$9.194	$13.333	$12.791
Number of Accumulation Units outstanding at end of period (in thousands)	571	763	987	1,246	1,626	2,132	2,572	2,745	3,124	2,710
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.244	$16.725	$13.822	$12.161	$12.272	$11.151	$9.194	$13.333	$12.791	$11.404
Accumulation Unit Value at end of period	$17.105	$17.244	$16.725	$13.822	$12.161	$12.272	$11.151	$9.194	$13.333	$12.791
Number of Accumulation Units outstanding at end of period (in thousands)	571	763	987	1,246	1,626	2,132	2,572	2,745	3,124	2,710
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.152	$16.678	$13.818	$12.187	$12.330	$11.231	$9.283	$—	$—	$—
Accumulation Unit Value at end of period	$16.971	$17.152	$16.678	$13.818	$12.187	$12.330	$11.231	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	366	385	351	230	207	249	240	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.058	$16.594	$13.756	$12.138	$12.287	$11.197	$9.260	$13.469	$12.961	$11.590
Accumulation Unit Value at end of period	$16.870	$17.058	$16.594	$13.756	$12.138	$12.287	$11.197	$9.260	$13.469	$12.961
Number of Accumulation Units outstanding at end of period (in thousands)	72	87	117	147	168	217	286	310	370	358
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.646	$18.185	$15.112	$13.368	$13.565	$12.394	$10.275	$—	$—	$—
Accumulation Unit Value at end of period	$18.394	$18.646	$18.185	$15.112	$13.368	$13.565	$12.394	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	30	23	23	17	1	—	—	—	—

52

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$1.201	$1.198	$1.038
Accumulation Unit Value at end of period	$1.609	$1.686	$1.486	$1.137	$1.015	$1.042	$0.944	$0.750	$1.201	$1.198
Number of Accumulation Units outstanding at end of period (in thousands)	6,609	8,427	9,426	13,086	15,827	19,867	22,219	25,515	28,692	32,115
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$0.739	$1.186	$1.185	$1.028
Accumulation Unit Value at end of period	$1.563	$1.641	$1.450	$1.111	$0.994	$1.022	$0.928	$0.739	$1.186	$1.185
Number of Accumulation Units outstanding at end of period (in thousands)	735	964	1,444	2,437	2,977	4,220	5,357	5,995	3,470	2,141
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$1.178	$1.178	$1.024
Accumulation Unit Value at end of period	$1.540	$1.619	$1.432	$1.098	$0.984	$1.013	$0.920	$0.733	$1.178	$1.178
Number of Accumulation Units outstanding at end of period (in thousands)	2,890	3,507	4,071	6,007	7,915	10,548	13,640	15,874	22,667	24,866
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.579	$1.399	$1.075	$0.965	$0.996	$0.906	$0.724	$1.166	$1.168	$1.017
Accumulation Unit Value at end of period	$1.499	$1.579	$1.399	$1.075	$0.965	$0.996	$0.906	$0.724	$1.166	$1.168
Number of Accumulation Units outstanding at end of period (in thousands)	2,879	3,792	4,295	5,940	7,789	9,866	12,041	12,660	13,424	13,535
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.579	$1.399	$1.075	$0.965	$0.996	$0.906	$0.724	$1.166	$1.168	$1.017
Accumulation Unit Value at end of period	$1.499	$1.579	$1.399	$1.075	$0.965	$0.996	$0.906	$0.724	$1.166	$1.168
Number of Accumulation Units outstanding at end of period (in thousands)	2,879	3,792	4,295	5,940	7,789	9,866	12,041	12,660	13,424	13,535
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.531	$1.360	$1.048	$0.943	$0.975	$0.890	$0.713	$—	$—	$—
Accumulation Unit Value at end of period	$1.450	$1.531	$1.360	$1.048	$0.943	$0.975	$0.890	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,908	2,193	2,006	2,362	1,570	1,289	955	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.523	$1.353	$1.043	$0.939	$0.972	$0.887	$0.711	$1.148	$1.153	$1.007
Accumulation Unit Value at end of period	$1.442	$1.523	$1.353	$1.043	$0.939	$0.972	$0.887	$0.711	$1.148	$1.153
Number of Accumulation Units outstanding at end of period (in thousands)	987	1,221	1,280	1,602	1,906	2,198	2,666	2,880	3,044	2,731
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.858	$19.476	$15.051	$13.585	$14.091	$12.894	$10.357	$—	$—	$—
Accumulation Unit Value at end of period	$20.642	$21.858	$19.476	$15.051	$13.585	$14.091	$12.894	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	28	17	14	9	8	—	—	—

53

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$13.482	$13.271	$12.617
Accumulation Unit Value at end of period	$14.766	$14.978	$14.471	$15.044	$14.521	$13.920	$13.302	$12.015	$13.482	$13.271
Number of Accumulation Units outstanding at end of period (in thousands)	1,474	1,866	2,399	2,160	2,536	3,247	3,467	3,440	3,471	2,849
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$11.826	$13.296	$13.115	$12.494
Accumulation Unit Value at end of period	$14.332	$14.567	$14.102	$14.689	$14.207	$13.647	$13.067	$11.826	$13.296	$13.115
Number of Accumulation Units outstanding at end of period (in thousands)	123	154	219	393	386	515	624	671	456	282
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$13.632	$13.460	$12.835
Accumulation Unit Value at end of period	$14.577	$14.830	$14.372	$14.985	$14.508	$13.950	$13.370	$12.113	$13.632	$13.460
Number of Accumulation Units outstanding at end of period (in thousands)	578	667	782	807	1,025	1,451	1,817	1,947	2,606	2,676
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.467	$14.047	$14.676	$14.238	$13.717	$13.173	$11.959	$13.485	$13.341	$12.748
Accumulation Unit Value at end of period	$14.191	$14.467	$14.047	$14.676	$14.238	$13.717	$13.173	$11.959	$13.485	$13.341
Number of Accumulation Units outstanding at end of period (in thousands)	473	658	855	1,096	1,365	1,822	2,165	2,158	2,328	1,917
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.467	$14.047	$14.676	$14.238	$13.717	$13.173	$11.959	$13.485	$13.341	$12.748
Accumulation Unit Value at end of period	$14.191	$14.467	$14.047	$14.676	$14.238	$13.717	$13.173	$11.959	$13.485	$13.341
Number of Accumulation Units outstanding at end of period (in thousands)	473	658	855	1,096	1,365	1,822	2,165	2,158	2,328	1,917
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.577	$13.216	$13.843	$13.463	$13.003	$12.519	$11.393	$—	$—	$—
Accumulation Unit Value at end of period	$13.285	$13.577	$13.216	$13.843	$13.463	$13.003	$12.519	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	192	252	238	254	236	244	193	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.503	$13.150	$13.781	$13.409	$12.958	$12.481	$11.365	$12.854	$12.755	$12.224
Accumulation Unit Value at end of period	$13.205	$13.503	$13.150	$13.781	$13.409	$12.958	$12.481	$11.365	$12.854	$12.755
Number of Accumulation Units outstanding at end of period (in thousands)	68	82	102	126	134	172	243	236	257	193
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.113	$11.827	$12.425	$12.120	$11.741	$11.338	$10.349	$—	$—	$—
Accumulation Unit Value at end of period	$11.817	$12.113	$11.827	$12.425	$12.120	$11.741	$11.338	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	25	18	39	38	30	2	—	—	—

54

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$10.951	$10.198	$10.025
Accumulation Unit Value at end of period	$12.011	$12.735	$12.776	$13.339	$12.776	$12.431	$12.016	$11.142	$10.951	$10.198
Number of Accumulation Units outstanding at end of period (in thousands)	395	457	536	755	967	1,131	1,193	1,032	300	14
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$11.092	$10.924	$10.193	$10.023
Accumulation Unit Value at end of period	$11.791	$12.527	$12.592	$13.173	$12.643	$12.326	$11.938	$11.092	$10.924	$10.193
Number of Accumulation Units outstanding at end of period (in thousands)	31	41	70	108	124	155	163	222	22	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$10.911	$10.191	$10.022
Accumulation Unit Value at end of period	$11.683	$12.424	$12.501	$13.092	$12.577	$12.274	$11.899	$11.067	$10.911	$10.191
Number of Accumulation Units outstanding at end of period (in thousands)	85	102	116	172	261	343	353	350	139	39
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.221	$12.322	$12.929	$12.446	$12.170	$11.823	$11.018	$10.884	$10.186	$10.020
Accumulation Unit Value at end of period	$11.469	$12.221	$12.322	$12.929	$12.446	$12.170	$11.823	$11.018	$10.884	$10.186
Number of Accumulation Units outstanding at end of period (in thousands)	163	225	319	476	664	635	643	674	306	46
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.221	$12.322	$12.929	$12.446	$12.170	$11.823	$11.018	$10.884	$10.186	$10.020
Accumulation Unit Value at end of period	$11.469	$12.221	$12.322	$12.929	$12.446	$12.170	$11.823	$11.018	$10.884	$10.186
Number of Accumulation Units outstanding at end of period (in thousands)	163	225	319	476	664	635	643	674	306	46
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.972	$12.101	$12.729	$12.284	$12.042	$11.727	$10.956	$—	$—	$—
Accumulation Unit Value at end of period	$11.207	$11.972	$12.101	$12.729	$12.284	$12.042	$11.727	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	175	201	142	164	155	136	73	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.923	$12.057	$12.689	$12.252	$12.017	$11.708	$10.944	$10.843	$10.178	$10.017
Accumulation Unit Value at end of period	$11.155	$11.923	$12.057	$12.689	$12.252	$12.017	$11.708	$10.944	$10.843	$10.178
Number of Accumulation Units outstanding at end of period (in thousands)	18	29	32	45	45	75	80	57	41	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.463	$11.621	$12.261	$11.868	$11.669	$11.398	$10.253	$—	$—	$—
Accumulation Unit Value at end of period	$10.698	$11.463	$11.621	$12.261	$11.868	$11.669	$11.398	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	12	7	8	25	7	1	—	—	—

55

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$12.066	$10.893	$9.988
Accumulation Unit Value at end of period	$13.823	$14.251	$13.722	$11.390	$9.855	$10.536	$9.586	$6.979	$12.066	$10.893
Number of Accumulation Units outstanding at end of period (in thousands)	624	706	870	1,333	1,758	2,202	2,372	2,477	2,033	657
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$6.941	$12.024	$10.877	$9.986
Accumulation Unit Value at end of period	$13.556	$14.004	$13.511	$11.238	$9.743	$10.436	$9.515	$6.941	$12.024	$10.877
Number of Accumulation Units outstanding at end of period (in thousands)	28	33	56	87	112	156	172	176	99	33
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$12.003	$10.868	$9.986
Accumulation Unit Value at end of period	$13.425	$13.882	$13.407	$11.162	$9.687	$10.387	$9.479	$6.922	$12.003	$10.868
Number of Accumulation Units outstanding at end of period (in thousands)	160	198	270	403	523	638	712	757	715	194
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.642	$13.201	$11.013	$9.576	$10.289	$9.409	$6.884	$11.961	$10.852	$9.984
Accumulation Unit Value at end of period	$13.166	$13.642	$13.201	$11.013	$9.576	$10.289	$9.409	$6.884	$11.961	$10.852
Number of Accumulation Units outstanding at end of period (in thousands)	190	265	416	600	816	1,054	1,309	1,503	1,216	492
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.642	$13.201	$11.013	$9.576	$10.289	$9.409	$6.884	$11.961	$10.852	$9.984
Accumulation Unit Value at end of period	$13.166	$13.642	$13.201	$11.013	$9.576	$10.289	$9.409	$6.884	$11.961	$10.852
Number of Accumulation Units outstanding at end of period (in thousands)	190	265	416	600	816	1,054	1,309	1,503	1,216	492
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.347	$12.948	$10.829	$9.440	$10.168	$9.321	$6.837	$—	$—	$—
Accumulation Unit Value at end of period	$12.849	$13.347	$12.948	$10.829	$9.440	$10.168	$9.321	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	151	116	70	57	52	50	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.289	$12.898	$10.792	$9.413	$10.143	$9.304	$6.827	$11.899	$10.828	$9.982
Accumulation Unit Value at end of period	$12.787	$13.289	$12.898	$10.792	$9.413	$10.143	$9.304	$6.827	$11.899	$10.828
Number of Accumulation Units outstanding at end of period (in thousands)	28	43	54	69	90	131	155	165	198	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.234	$19.687	$16.515	$14.440	$15.600	$14.344	$10.552	$—	$—	$—
Accumulation Unit Value at end of period	$19.421	$20.234	$19.687	$16.515	$14.440	$15.600	$14.344	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	12	12	—	—	—	—	—	—

56

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$13.691	$12.126	$10.241
Accumulation Unit Value at end of period	$18.479	$17.576	$17.474	$13.759	$11.418	$12.747	$11.602	$8.293	$13.691	$12.126
Number of Accumulation Units outstanding at end of period (in thousands)	431	486	573	823	968	1,158	1,568	1,461	1,640	1,283
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$8.163	$13.503	$11.983	$10.141
Accumulation Unit Value at end of period	$17.935	$17.094	$17.028	$13.434	$11.171	$12.496	$11.397	$8.163	$13.503	$11.983
Number of Accumulation Units outstanding at end of period (in thousands)	49	65	87	119	148	218	327	360	207	116
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$17.151	$15.235	$12.907
Accumulation Unit Value at end of period	$22.599	$21.560	$21.498	$16.979	$14.133	$15.825	$14.447	$10.357	$17.151	$15.235
Number of Accumulation Units outstanding at end of period (in thousands)	107	132	169	248	318	402	504	605	768	781
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.031	$21.013	$16.629	$13.869	$15.561	$14.234	$10.225	$16.966	$15.101	$12.819
Accumulation Unit Value at end of period	$22.001	$21.031	$21.013	$16.629	$13.869	$15.561	$14.234	$10.225	$16.966	$15.101
Number of Accumulation Units outstanding at end of period (in thousands)	118	140	184	279	372	526	669	731	782	635
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.031	$21.013	$16.629	$13.869	$15.561	$14.234	$10.225	$16.966	$15.101	$12.819
Accumulation Unit Value at end of period	$22.001	$21.031	$21.013	$16.629	$13.869	$15.561	$14.234	$10.225	$16.966	$15.101
Number of Accumulation Units outstanding at end of period (in thousands)	118	140	184	279	372	526	669	731	782	635
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.615	$14.639	$11.614	$9.711	$10.922	$10.016	$7.213	$—	$—	$—
Accumulation Unit Value at end of period	$15.251	$14.615	$14.639	$11.614	$9.711	$10.922	$10.016	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	145	153	118	111	88	48	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.535	$14.566	$11.561	$9.672	$10.884	$9.986	$7.195	$11.975	$10.690	$9.102
Accumulation Unit Value at end of period	$15.160	$14.535	$14.566	$11.561	$9.672	$10.884	$9.986	$7.195	$11.975	$10.690
Number of Accumulation Units outstanding at end of period (in thousands)	50	54	42	57	77	131	162	174	193	159
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.110	$21.208	$16.875	$14.152	$15.966	$14.686	$9.572	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$21.110	$21.208	$16.875	$14.152	$15.966	$14.686	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	12	7	6	2	—	—	—

57

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$18.415	$15.426	$12.648
Accumulation Unit Value at end of period	$18.514	$18.781	$18.706	$14.832	$12.766	$16.060	$13.344	$8.415	$18.415	$15.426
Number of Accumulation Units outstanding at end of period (in thousands)	288	342	423	448	557	801	935	936	1,128	878
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$8.282	$18.162	$15.244	$12.524
Accumulation Unit Value at end of period	$17.969	$18.265	$18.229	$14.483	$12.490	$15.744	$13.108	$8.282	$18.162	$15.244
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	43	57	85	192	236	254	208	180
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$24.251	$20.375	$16.756
Accumulation Unit Value at end of period	$23.802	$24.219	$24.195	$19.242	$16.611	$20.959	$17.467	$11.048	$24.251	$20.375
Number of Accumulation Units outstanding at end of period (in thousands)	102	119	142	176	228	318	372	437	572	590
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.625	$23.648	$18.845	$16.301	$20.610	$17.210	$10.907	$23.990	$20.196	$16.642
Accumulation Unit Value at end of period	$23.172	$23.625	$23.648	$18.845	$16.301	$20.610	$17.210	$10.907	$23.990	$20.196
Number of Accumulation Units outstanding at end of period (in thousands)	88	118	217	293	425	519	599	580	644	584
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.625	$23.648	$18.845	$16.301	$20.610	$17.210	$10.907	$23.990	$20.196	$16.642
Accumulation Unit Value at end of period	$23.172	$23.625	$23.648	$18.845	$16.301	$20.610	$17.210	$10.907	$23.990	$20.196
Number of Accumulation Units outstanding at end of period (in thousands)	88	118	217	293	425	519	599	580	644	584
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.805	$16.863	$13.472	$11.682	$14.807	$12.396	$7.876	$—	$—	$—
Accumulation Unit Value at end of period	$16.441	$16.805	$16.863	$13.472	$11.682	$14.807	$12.396	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	106	119	100	108	69	45	37	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.712	$16.779	$13.411	$11.636	$14.755	$12.359	$7.856	$17.331	$14.634	$12.095
Accumulation Unit Value at end of period	$16.343	$16.712	$16.779	$13.411	$11.636	$14.755	$12.359	$7.856	$17.331	$14.634
Number of Accumulation Units outstanding at end of period (in thousands)	20	27	48	59	62	87	108	122	140	141
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.183	$22.328	$17.891	$15.561	$19.783	$16.610	$9.849	$—	$—	$—
Accumulation Unit Value at end of period	$21.639	$22.183	$22.328	$17.891	$15.561	$19.783	$16.610	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	8	6	5	2	—	—	—	—

58

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$10.917	$9.884	$9.121
Accumulation Unit Value at end of period	$15.038	$14.314	$13.418	$10.490	$9.051	$9.617	$8.242	$6.013	$10.917	$9.884
Number of Accumulation Units outstanding at end of period (in thousands)	3,187	3,880	5,007	7,005	8,902	11,826	13,714	14,724	15,115	13,065
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$5.919	$10.767	$9.767	$9.032
Accumulation Unit Value at end of period	$14.596	$13.921	$13.075	$10.243	$8.855	$9.428	$8.096	$5.919	$10.767	$9.767
Number of Accumulation Units outstanding at end of period (in thousands)	389	504	735	1,188	1,412	2,089	2,593	2,799	2,115	1,411
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$15.265	$13.862	$12.831
Accumulation Unit Value at end of period	$20.529	$19.599	$18.427	$14.450	$12.504	$13.327	$11.456	$8.383	$15.265	$13.862
Number of Accumulation Units outstanding at end of period (in thousands)	1,093	1,263	1,533	2,068	2,822	3,820	5,053	5,932	7,520	8,035
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.118	$18.011	$14.152	$12.271	$13.104	$11.287	$8.276	$15.101	$13.740	$12.744
Accumulation Unit Value at end of period	$19.985	$19.118	$18.011	$14.152	$12.271	$13.104	$11.287	$8.276	$15.101	$13.740
Number of Accumulation Units outstanding at end of period (in thousands)	1,406	1,863	2,660	3,605	4,734	6,164	7,442	8,038	8,106	6,984
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.118	$18.011	$14.152	$12.271	$13.104	$11.287	$8.276	$15.101	$13.740	$12.744
Accumulation Unit Value at end of period	$19.985	$19.118	$18.011	$14.152	$12.271	$13.104	$11.287	$8.276	$15.101	$13.740
Number of Accumulation Units outstanding at end of period (in thousands)	1,406	1,863	2,660	3,605	4,734	6,164	7,442	8,038	8,106	6,984
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.024	$12.301	$9.689	$8.422	$9.017	$7.786	$5.723	$—	$—	$—
Accumulation Unit Value at end of period	$13.580	$13.024	$12.301	$9.689	$8.422	$9.017	$7.786	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,409	1,577	1,466	1,171	1,092	866	612	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.953	$12.239	$9.645	$8.389	$8.985	$7.763	$5.709	$10.448	$9.535	$8.870
Accumulation Unit Value at end of period	$13.499	$12.953	$12.239	$9.645	$8.389	$8.985	$7.763	$5.709	$10.448	$9.535
Number of Accumulation Units outstanding at end of period (in thousands)	327	431	543	784	954	1,037	1,454	1,505	1,670	1,566
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.073	$21.857	$17.268	$15.056	$16.167	$14.002	$9.445	$—	$—	$—
Accumulation Unit Value at end of period	$23.987	$23.073	$21.857	$17.268	$15.056	$16.167	$14.002	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	76	95	59	46	28	9	—	—	—

59

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$14.384	$13.928	$12.297
Accumulation Unit Value at end of period	$19.720	$19.771	$18.177	$13.849	$11.990	$12.423	$11.340	$8.789	$14.384	$13.928
Number of Accumulation Units outstanding at end of period (in thousands)	2,083	2,556	3,284	4,680	5,874	7,413	8,699	9,818	9,920	9,055
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$8.651	$14.186	$13.764	$12.177
Accumulation Unit Value at end of period	$19.140	$19.228	$17.713	$13.522	$11.731	$12.179	$11.139	$8.651	$14.186	$13.764
Number of Accumulation Units outstanding at end of period (in thousands)	316	403	575	922	1,069	1,319	1,655	1,804	1,259	848
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$13.839	$13.441	$11.903
Accumulation Unit Value at end of period	$18.523	$18.627	$17.176	$13.126	$11.398	$11.845	$10.845	$8.431	$13.839	$13.441
Number of Accumulation Units outstanding at end of period (in thousands)	1,062	1,265	1,580	2,125	2,811	3,730	4,797	5,655	7,054	7,548
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.170	$16.788	$12.855	$11.185	$11.648	$10.685	$8.323	$13.690	$13.323	$11.822
Accumulation Unit Value at end of period	$18.033	$18.170	$16.788	$12.855	$11.185	$11.648	$10.685	$8.323	$13.690	$13.323
Number of Accumulation Units outstanding at end of period (in thousands)	1,274	1,722	2,339	3,266	4,217	5,393	6,417	7,122	7,491	6,599
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.170	$16.788	$12.855	$11.185	$11.648	$10.685	$8.323	$13.690	$13.323	$11.822
Accumulation Unit Value at end of period	$18.033	$18.170	$16.788	$12.855	$11.185	$11.648	$10.685	$8.323	$13.690	$13.323
Number of Accumulation Units outstanding at end of period (in thousands)	1,274	1,722	2,339	3,266	4,217	5,393	6,417	7,122	7,491	6,599
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.183	$16.842	$12.929	$11.278	$11.773	$10.828	$8.455	$—	$—	$—
Accumulation Unit Value at end of period	$18.001	$18.183	$16.842	$12.929	$11.278	$11.773	$10.828	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	747	816	803	634	594	489	402	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.083	$16.758	$12.871	$11.233	$11.732	$10.795	$8.434	$13.914	$13.581	$12.087
Accumulation Unit Value at end of period	$17.893	$18.083	$16.758	$12.871	$11.233	$11.732	$10.795	$8.434	$13.914	$13.581
Number of Accumulation Units outstanding at end of period (in thousands)	285	360	432	566	697	770	1,021	1,056	1,171	1,130
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$20.149	$15.513	$13.573	$14.211	$13.109	$9.280	$—	$—	$—
Accumulation Unit Value at end of period	$21.405	$21.687	$20.149	$15.513	$13.573	$14.211	$13.109	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	52	66	34	28	11	5	—	—	—

60

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$14.549	$12.330	$10.541
Accumulation Unit Value at end of period	$12.931	$13.776	$14.394	$12.037	$10.384	$12.276	$11.644	$8.278	$14.549	$12.330
Number of Accumulation Units outstanding at end of period (in thousands)	844	1,001	1,243	1,497	1,819	2,259	2,607	2,972	3,116	2,588
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$8.148	$14.349	$12.185	$10.438
Accumulation Unit Value at end of period	$12.551	$13.398	$14.027	$11.753	$10.159	$12.035	$11.438	$8.148	$14.349	$12.185
Number of Accumulation Units outstanding at end of period (in thousands)	111	128	172	238	296	408	483	553	457	354
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$18.558	$15.774	$13.526
Accumulation Unit Value at end of period	$16.102	$17.206	$18.033	$15.124	$13.086	$15.518	$14.764	$10.527	$18.558	$15.774
Number of Accumulation Units outstanding at end of period (in thousands)	258	304	351	496	640	810	993	1,152	1,535	1,665
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.784	$17.625	$14.813	$12.842	$15.259	$14.546	$10.393	$18.358	$15.635	$13.434
Accumulation Unit Value at end of period	$15.676	$16.784	$17.625	$14.813	$12.842	$15.259	$14.546	$10.393	$18.358	$15.635
Number of Accumulation Units outstanding at end of period (in thousands)	302	395	590	823	1,021	1,262	1,432	1,548	1,620	1,579
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.784	$17.625	$14.813	$12.842	$15.259	$14.546	$10.393	$18.358	$15.635	$13.434
Accumulation Unit Value at end of period	$15.676	$16.784	$17.625	$14.813	$12.842	$15.259	$14.546	$10.393	$18.358	$15.635
Number of Accumulation Units outstanding at end of period (in thousands)	302	395	590	823	1,021	1,262	1,432	1,548	1,620	1,579
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.416	$12.018	$10.126	$8.801	$10.483	$10.018	$7.176	$—	$—	$—
Accumulation Unit Value at end of period	$10.636	$11.416	$12.018	$10.126	$8.801	$10.483	$10.018	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	351	399	383	322	295	241	164	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.354	$11.958	$10.080	$8.766	$10.447	$9.988	$7.158	$12.682	$10.834	$9.336
Accumulation Unit Value at end of period	$10.572	$11.354	$11.958	$10.080	$8.766	$10.447	$9.988	$7.158	$12.682	$10.834
Number of Accumulation Units outstanding at end of period (in thousands)	94	107	147	226	282	330	407	438	458	366
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.809	$17.749	$14.999	$13.075	$15.622	$14.974	$9.373	$—	$—	$—
Accumulation Unit Value at end of period	$15.613	$16.809	$17.749	$14.999	$13.075	$15.622	$14.974	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	26	21	12	5	—	—	—	—

61

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$26.599	$20.464	$15.698
Accumulation Unit Value at end of period	$23.780	$24.973	$27.572	$25.180	$21.737	$25.694	$22.171	$15.069	$26.599	$20.464
Number of Accumulation Units outstanding at end of period (in thousands)	200	257	306	393	507	699	716	754	755	551
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$14.832	$26.234	$20.223	$15.544
Accumulation Unit Value at end of period	$23.081	$24.288	$26.868	$24.586	$21.268	$25.189	$21.779	$14.832	$26.234	$20.223
Number of Accumulation Units outstanding at end of period (in thousands)	15	19	23	43	59	120	137	145	99	80
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$27.447	$21.179	$16.295
Accumulation Unit Value at end of period	$23.956	$25.233	$27.942	$25.595	$22.162	$26.275	$22.740	$15.502	$27.447	$21.179
Number of Accumulation Units outstanding at end of period (in thousands)	77	99	111	162	215	303	333	389	458	413
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.614	$27.312	$25.067	$21.748	$25.836	$22.406	$15.305	$27.151	$20.993	$16.184
Accumulation Unit Value at end of period	$23.321	$24.614	$27.312	$25.067	$21.748	$25.836	$22.406	$15.305	$27.151	$20.993
Number of Accumulation Units outstanding at end of period (in thousands)	94	146	217	297	382	487	516	512	566	354
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.614	$27.312	$25.067	$21.748	$25.836	$22.406	$15.305	$27.151	$20.993	$16.184
Accumulation Unit Value at end of period	$23.321	$24.614	$27.312	$25.067	$21.748	$25.836	$22.406	$15.305	$27.151	$20.993
Number of Accumulation Units outstanding at end of period (in thousands)	94	146	217	297	382	487	516	512	566	354
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.638	$25.182	$23.170	$20.153	$24.001	$20.866	$14.289	$—	$—	$—
Accumulation Unit Value at end of period	$21.395	$22.638	$25.182	$23.170	$20.153	$24.001	$20.866	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	104	118	89	62	53	46	30	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.514	$25.056	$23.066	$20.072	$23.917	$20.803	$14.253	$25.361	$19.668	$15.208
Accumulation Unit Value at end of period	$21.267	$22.514	$25.056	$23.066	$20.072	$23.917	$20.803	$14.253	$25.361	$19.668
Number of Accumulation Units outstanding at end of period (in thousands)	10	20	28	43	50	89	97	96	111	87
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.313	$18.201	$16.797	$14.654	$17.504	$15.263	$10.483	$—	$—	$—
Accumulation Unit Value at end of period	$15.371	$16.313	$18.201	$16.797	$14.654	$17.504	$15.263	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	12	17	14	6	1	1	—	—	—

62

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Flex Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$12.148	$10.808	$10.450
Accumulation Unit Value at end of period	$16.781	$16.355	$15.678	$11.599	$10.798	$11.537	$10.099	$7.725	$12.148	$10.808
Number of Accumulation Units outstanding at end of period (in thousands)	92	118	148	198	231	309	341	323	284	174
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$7.666	$12.079	$10.769	$10.432
Accumulation Unit Value at end of period	$16.421	$16.036	$15.403	$11.419	$10.651	$11.403	$10.002	$7.666	$12.079	$10.769
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	19	31	25	33	33	42	41	38
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$12.045	$10.749	$10.424
Accumulation Unit Value at end of period	$16.244	$15.879	$15.268	$11.330	$10.578	$11.337	$9.954	$7.637	$12.045	$10.749
Number of Accumulation Units outstanding at end of period (in thousands)	23	25	31	35	48	111	123	103	64	37
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.570	$15.000	$11.153	$10.435	$11.205	$9.858	$7.579	$11.977	$10.709	$10.406
Accumulation Unit Value at end of period	$15.896	$15.570	$15.000	$11.153	$10.435	$11.205	$9.858	$7.579	$11.977	$10.709
Number of Accumulation Units outstanding at end of period (in thousands)	45	54	84	136	160	191	221	218	186	173
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.570	$15.000	$11.153	$10.435	$11.205	$9.858	$7.579	$11.977	$10.709	$10.406
Accumulation Unit Value at end of period	$15.896	$15.570	$15.000	$11.153	$10.435	$11.205	$9.858	$7.579	$11.977	$10.709
Number of Accumulation Units outstanding at end of period (in thousands)	45	54	84	136	160	191	221	218	186	173
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.192	$14.673	$10.937	$10.258	$11.043	$9.739	$7.506	$—	$—	$—
Accumulation Unit Value at end of period	$15.471	$15.192	$14.673	$10.937	$10.258	$11.043	$9.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	107	98	104	80	72	19	8	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.117	$14.608	$10.894	$10.223	$11.011	$9.716	$7.492	$11.875	$10.651	$10.380
Accumulation Unit Value at end of period	$15.388	$15.117	$14.608	$10.894	$10.223	$11.011	$9.716	$7.492	$11.875	$10.651
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	15	16	22	20	22	31	32	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.947	$19.323	$14.447	$13.590	$14.674	$12.981	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$20.253	$19.947	$19.323	$14.447	$13.590	$14.674	$12.981	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	4	1	1	1	1	—	—	—

63

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528	$13.357	$12.914
Accumulation Unit Value at end of period	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528	$13.357
Number of Accumulation Units outstanding at end of period (in thousands)	3,034	3,644	5,168	6,377	8,173	9,604	10,448	11,435	8,315	5,994
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$15.661	$15.383	$13.260	$12.837
Accumulation Unit Value at end of period	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$15.661	$15.383	$13.260
Number of Accumulation Units outstanding at end of period (in thousands)	271	364	562	733	998	1,242	1,372	1,167	945	606
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572	$15.312	$13.211	$12.798
Accumulation Unit Value at end of period	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572	$15.312	$13.211
Number of Accumulation Units outstanding at end of period (in thousands)	867	1,049	1,433	1,907	2,351	2,825	3,279	3,744	3,456	3,030
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177	$13.121	$12.728
Accumulation Unit Value at end of period	$19.512	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177	$13.121
Number of Accumulation Units outstanding at end of period (in thousands)	1,721	2,195	2,972	3,854	4,882	6,031	6,838	7,843	6,368	4,386
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177	$13.121	$12.728
Accumulation Unit Value at end of period	$19.512	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177	$13.121
Number of Accumulation Units outstanding at end of period (in thousands)	1,721	2,195	2,972	3,854	4,882	6,031	6,838	7,843	6,368	4,386
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.541	$16.676	$15.170	$15.184	$13.810	$10.437	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	611	619	509	424	375	333	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.448	$16.601	$15.109	$15.131	$13.769	$10.411	$15.176	$14.997	$13.004	$12.640
Accumulation Unit Value at end of period	$18.823	$18.448	$16.601	$15.109	$15.131	$13.769	$10.411	$15.176	$14.997	$13.004
Number of Accumulation Units outstanding at end of period (in thousands)	306	389	483	573	641	839	981	1,120	959	730
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.707	$16.876	$15.398	$15.459	$14.102	$10.690	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	82	58	52	33	5	—	—	—	—

64

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528	$13.357
Accumulation Unit Value at end of period	$18.987	$20.778	$20.202	$18.034	$16.283	$16.176	$14.603	$10.954	$15.839	$15.528
Number of Accumulation Units outstanding at end of period (in thousands)	2,472	3,034	3,644	5,168	6,377	8,173	9,604	10,448	11,435	8,315
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$15.661	$15.383	$13.260
Accumulation Unit Value at end of period	$18.474	$20.258	$19.736	$17.653	$15.971	$15.898	$14.381	$10.809	$15.661	$15.383
Number of Accumulation Units outstanding at end of period (in thousands)	212	271	364	562	733	998	1,242	1,372	1,167	945
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572	$15.312	$13.211
Accumulation Unit Value at end of period	$18.224	$20.003	$19.507	$17.466	$15.817	$15.761	$14.271	$10.737	$15.572	$15.312
Number of Accumulation Units outstanding at end of period (in thousands)	732	867	1,049	1,433	1,907	2,351	2,825	3,279	3,744	3,456
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.512	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177	$13.121
Accumulation Unit Value at end of period	$17.741	$19.512	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177
Number of Accumulation Units outstanding at end of period (in thousands)	1,251	1,721	2,195	2,972	3,854	4,882	6,031	6,838	7,843	6,368
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.512	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177	$13.121
Accumulation Unit Value at end of period	$17.741	$19.512	$19.066	$17.106	$15.522	$15.498	$14.061	$10.600	$15.405	$15.177
Number of Accumulation Units outstanding at end of period (in thousands)	1,251	1,721	2,195	2,972	3,854	4,882	6,031	6,838	7,843	6,368
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$10.437	$—	$—	$—
Accumulation Unit Value at end of period	$17.166	$18.927	$18.541	$16.676	$15.170	$15.184	$13.810	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	552	611	619	509	424	375	333	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.823	$18.448	$16.601	$15.109	$15.131	$13.769	$10.411	$15.176	$14.997	$13.004
Accumulation Unit Value at end of period	$17.063	$18.823	$18.448	$16.601	$15.109	$15.131	$13.769	$10.411	$15.176	$14.997
Number of Accumulation Units outstanding at end of period (in thousands)	238	306	389	483	573	641	839	981	1,120	959
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$10.690	$—	$—	$—
Accumulation Unit Value at end of period	$17.216	$19.040	$18.707	$16.876	$15.398	$15.459	$14.102	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	91	83	82	58	52	33	5	—	—	—

65

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Large Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$12.392	$11.865	$10.882
Accumulation Unit Value at end of period	$17.337	$16.695	$15.100	$11.940	$10.807	$11.161	$10.173	$7.976	$12.392	$11.865
Number of Accumulation Units outstanding at end of period (in thousands)	190	263	291	390	508	692	812	901	996	826
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$7.870	$12.252	$11.754	$10.803
Accumulation Unit Value at end of period	$16.869	$16.277	$14.751	$11.687	$10.600	$10.969	$10.018	$7.870	$12.252	$11.754
Number of Accumulation Units outstanding at end of period (in thousands)	27	34	50	65	80	87	109	126	130	90
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$12.183	$11.700	$10.763
Accumulation Unit Value at end of period	$16.640	$16.072	$14.580	$11.563	$10.498	$10.874	$9.941	$7.818	$12.183	$11.700
Number of Accumulation Units outstanding at end of period (in thousands)	71	87	102	147	212	301	332	412	600	477
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.678	$14.251	$11.325	$10.302	$10.692	$9.795	$7.718	$12.051	$11.597	$10.690
Accumulation Unit Value at end of period	$16.199	$15.678	$14.251	$11.325	$10.302	$10.692	$9.795	$7.718	$12.051	$11.597
Number of Accumulation Units outstanding at end of period (in thousands)	149	182	218	314	410	523	651	672	760	762
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.678	$14.251	$11.325	$10.302	$10.692	$9.795	$7.718	$12.051	$11.597	$10.690
Accumulation Unit Value at end of period	$16.199	$15.678	$14.251	$11.325	$10.302	$10.692	$9.795	$7.718	$12.051	$11.597
Number of Accumulation Units outstanding at end of period (in thousands)	149	182	218	314	410	523	651	672	760	762
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.207	$13.858	$11.040	$10.068	$10.476	$9.621	$7.600	$—	$—	$—
Accumulation Unit Value at end of period	$15.674	$15.207	$13.858	$11.040	$10.068	$10.476	$9.621	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	71	79	82	81	61	52	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.124	$13.789	$10.990	$10.028	$10.439	$9.592	$7.581	$11.872	$11.459	$10.594
Accumulation Unit Value at end of period	$15.580	$15.124	$13.789	$10.990	$10.028	$10.439	$9.592	$7.581	$11.872	$11.459
Number of Accumulation Units outstanding at end of period (in thousands)	38	44	39	49	58	78	106	106	109	101
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.944	$18.228	$14.566	$13.323	$13.904	$12.808	$10.148	$—	$—	$—
Accumulation Unit Value at end of period	$20.494	$19.944	$18.228	$14.566	$13.323	$13.904	$12.808	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	8	5	3	2	2	—	—	—	—

66

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$21.859	$19.879	$16.431
Accumulation Unit Value at end of period	$26.946	$28.446	$27.372	$21.816	$19.575	$20.518	$18.641	$15.375	$21.859	$19.879
Number of Accumulation Units outstanding at end of period (in thousands)	445	525	673	900	1,084	1,349	1,477	1,570	1,673	1,008
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$15.202	$21.656	$19.733	$16.344
Accumulation Unit Value at end of period	$26.272	$27.790	$26.794	$21.398	$19.239	$20.206	$18.394	$15.202	$21.656	$19.733
Number of Accumulation Units outstanding at end of period (in thousands)	30	39	48	73	89	117	135	136	145	112
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$21.555	$19.661	$16.300
Accumulation Unit Value at end of period	$25.941	$27.468	$26.510	$21.192	$19.073	$20.052	$18.272	$15.116	$21.555	$19.661
Number of Accumulation Units outstanding at end of period (in thousands)	88	107	124	161	233	296	374	373	510	420
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.834	$25.950	$20.786	$18.745	$19.746	$18.029	$14.946	$21.355	$19.517	$16.213
Accumulation Unit Value at end of period	$25.292	$26.834	$25.950	$20.786	$18.745	$19.746	$18.029	$14.946	$21.355	$19.517
Number of Accumulation Units outstanding at end of period (in thousands)	180	216	290	403	542	701	816	825	912	716
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.834	$25.950	$20.786	$18.745	$19.746	$18.029	$14.946	$21.355	$19.517	$16.213
Accumulation Unit Value at end of period	$25.292	$26.834	$25.950	$20.786	$18.745	$19.746	$18.029	$14.946	$21.355	$19.517
Number of Accumulation Units outstanding at end of period (in thousands)	180	216	290	403	542	701	816	825	912	716
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.071	$25.275	$20.297	$18.349	$19.378	$17.737	$14.740	$—	$—	$—
Accumulation Unit Value at end of period	$24.512	$26.071	$25.275	$20.297	$18.349	$19.378	$17.737	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	141	147	122	101	83	62	49	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.928	$25.149	$20.206	$18.276	$19.310	$17.684	$14.703	$21.072	$19.317	$16.095
Accumulation Unit Value at end of period	$24.365	$25.928	$25.149	$20.206	$18.276	$19.310	$17.684	$14.703	$21.072	$19.317
Number of Accumulation Units outstanding at end of period (in thousands)	36	54	71	88	99	102	131	126	129	114
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.626	$17.140	$13.805	$12.518	$13.259	$12.173	$10.147	$—	$—	$—
Accumulation Unit Value at end of period	$16.522	$17.626	$17.140	$13.805	$12.518	$13.259	$12.173	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	20	21	8	9	7	1	—	—	—

67

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$16.782	$16.495	$14.173
Accumulation Unit Value at end of period	$19.065	$20.399	$19.370	$15.360	$13.676	$14.057	$12.858	$10.376	$16.782	$16.495
Number of Accumulation Units outstanding at end of period (in thousands)	1,347	1,610	2,040	2,716	3,354	4,424	5,344	6,010	6,775	5,344
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$10.213	$16.551	$16.301	$14.034
Accumulation Unit Value at end of period	$18.505	$19.839	$18.875	$14.999	$13.380	$13.781	$12.631	$10.213	$16.551	$16.301
Number of Accumulation Units outstanding at end of period (in thousands)	171	212	291	495	588	777	1,002	1,074	895	672
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$17.045	$16.805	$14.482
Accumulation Unit Value at end of period	$18.905	$20.289	$19.323	$15.369	$13.725	$14.150	$12.982	$10.507	$17.045	$16.805
Number of Accumulation Units outstanding at end of period (in thousands)	393	495	608	753	1,061	1,371	1,724	2,001	2,584	2,752
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.791	$18.886	$15.052	$13.468	$13.913	$12.791	$10.373	$16.861	$16.657	$14.384
Accumulation Unit Value at end of period	$18.405	$19.791	$18.886	$15.052	$13.468	$13.913	$12.791	$10.373	$16.861	$16.657
Number of Accumulation Units outstanding at end of period (in thousands)	663	851	1,083	1,551	2,067	2,530	3,049	3,397	3,905	3,335
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.791	$18.886	$15.052	$13.468	$13.913	$12.791	$10.373	$16.861	$16.657	$14.384
Accumulation Unit Value at end of period	$18.405	$19.791	$18.886	$15.052	$13.468	$13.913	$12.791	$10.373	$16.861	$16.657
Number of Accumulation Units outstanding at end of period (in thousands)	663	851	1,083	1,551	2,067	2,530	3,049	3,397	3,905	3,335
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.220	$18.387	$14.691	$13.178	$13.648	$12.578	$10.226	$—	$—	$—
Accumulation Unit Value at end of period	$17.829	$19.220	$18.387	$14.691	$13.178	$13.648	$12.578	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	288	303	321	231	216	174	143	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.114	$18.295	$14.625	$13.126	$13.600	$12.540	$10.200	$16.631	$16.478	$14.272
Accumulation Unit Value at end of period	$17.722	$19.114	$18.295	$14.625	$13.126	$13.600	$12.540	$10.200	$16.631	$16.478
Number of Accumulation Units outstanding at end of period (in thousands)	120	146	205	265	324	373	491	593	662	580
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.058	$18.287	$14.655	$13.186	$13.696	$12.661	$10.324	$—	$—	$—
Accumulation Unit Value at end of period	$17.626	$19.058	$18.287	$14.655	$13.186	$13.696	$12.661	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	52	40	21	16	12	5	—	—	—

68

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$14.761	$15.429	$13.399
Accumulation Unit Value at end of period	$21.439	$22.632	$21.173	$16.606	$15.086	$14.476	$12.205	$10.579	$14.761	$15.429
Number of Accumulation Units outstanding at end of period (in thousands)	1,100	1,336	1,678	2,107	2,505	2,989	3,241	3,550	3,700	2,461
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$10.460	$14.624	$15.316	$13.328
Accumulation Unit Value at end of period	$20.902	$22.110	$20.726	$16.288	$14.826	$14.256	$12.043	$10.460	$14.624	$15.316
Number of Accumulation Units outstanding at end of period (in thousands)	60	75	103	147	180	249	273	296	281	213
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$14.555	$15.260	$13.292
Accumulation Unit Value at end of period	$20.639	$21.853	$20.506	$16.131	$14.698	$14.147	$11.963	$10.401	$14.555	$15.260
Number of Accumulation Units outstanding at end of period (in thousands)	367	432	514	622	764	863	992	1,121	1,328	1,149
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.349	$20.073	$15.822	$14.446	$13.931	$11.804	$10.283	$14.420	$15.148	$13.221
Accumulation Unit Value at end of period	$20.122	$21.349	$20.073	$15.822	$14.446	$13.931	$11.804	$10.283	$14.420	$15.148
Number of Accumulation Units outstanding at end of period (in thousands)	478	650	864	1,212	1,492	1,890	2,166	2,396	2,594	2,156
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.349	$20.073	$15.822	$14.446	$13.931	$11.804	$10.283	$14.420	$15.148	$13.221
Accumulation Unit Value at end of period	$20.122	$21.349	$20.073	$15.822	$14.446	$13.931	$11.804	$10.283	$14.420	$15.148
Number of Accumulation Units outstanding at end of period (in thousands)	478	650	864	1,212	1,492	1,890	2,166	2,396	2,594	2,156
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.742	$19.551	$15.449	$14.140	$13.671	$11.613	$10.142	$—	$—	$—
Accumulation Unit Value at end of period	$19.501	$20.742	$19.551	$15.449	$14.140	$13.671	$11.613	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	303	323	291	230	167	112	102	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.628	$19.453	$15.379	$14.084	$13.623	$11.578	$10.116	$14.229	$14.992	$13.124
Accumulation Unit Value at end of period	$19.385	$20.628	$19.453	$15.379	$14.084	$13.623	$11.578	$10.116	$14.229	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	142	154	182	241	297	314	364	392	485	464
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.887	$19.746	$15.650	$14.368	$13.933	$11.870	$10.398	$—	$—	$—
Accumulation Unit Value at end of period	$19.579	$20.887	$19.746	$15.650	$14.368	$13.933	$11.870	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	58	46	46	22	19	8	—	—	—	—

69

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$9.244	$9.249	$—
Accumulation Unit Value at end of period	$12.940	$14.212	$14.374	$10.731	$9.220	$9.745	$7.730	$6.088	$9.244	$—
Number of Accumulation Units outstanding at end of period (in thousands)	117	136	155	127	155	178	123	99	8	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$6.072	$9.239	$9.247	$—
Accumulation Unit Value at end of period	$12.728	$14.007	$14.194	$10.619	$9.141	$9.681	$7.695	$6.072	$9.239	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	11	22	25	22	16	8	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$9.237	$9.245	$—
Accumulation Unit Value at end of period	$12.623	$13.905	$14.105	$10.563	$9.102	$9.649	$7.677	$6.064	$9.237	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	40	85	93	113	82	80	99	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.704	$13.929	$10.452	$9.025	$9.586	$7.642	$6.049	$9.231	$9.243	$—
Accumulation Unit Value at end of period	$12.415	$13.704	$13.929	$10.452	$9.025	$9.586	$7.642	$6.049	$9.231	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	75	106	103	144	182	94	115	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.704	$13.929	$10.452	$9.025	$9.586	$7.642	$6.049	$9.231	$9.243	$—
Accumulation Unit Value at end of period	$12.415	$13.704	$13.929	$10.452	$9.025	$9.586	$7.642	$6.049	$9.231	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	75	106	103	144	182	94	115	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.457	$13.712	$10.314	$8.928	$9.508	$7.599	$6.029	$—	$—	$—
Accumulation Unit Value at end of period	$12.161	$13.457	$13.712	$10.314	$8.928	$9.508	$7.599	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	33	24	26	21	14	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.408	$13.669	$10.287	$8.909	$9.492	$7.590	$6.025	$9.224	$9.238	$—
Accumulation Unit Value at end of period	$12.111	$13.408	$13.669	$10.287	$8.909	$9.492	$7.590	$6.025	$9.224	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	10	19	20	15	13	16	8	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.298	$23.812	$17.965	$15.598	$16.660	$13.355	$10.628	$—	$—	$—
Accumulation Unit Value at end of period	$20.992	$23.298	$23.812	$17.965	$15.598	$16.660	$13.355	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	2	1	1	—	—	—	—

70

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$8.441	$7.718	$7.223
Accumulation Unit Value at end of period	$11.837	$12.369	$11.706	$8.618	$7.908	$8.452	$6.736	$4.772	$8.441	$7.718
Number of Accumulation Units outstanding at end of period (in thousands)	601	718	888	1,030	1,290	1,653	2,014	2,069	2,126	1,907
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$4.697	$8.325	$7.627	$7.152
Accumulation Unit Value at end of period	$11.489	$12.029	$11.407	$8.415	$7.737	$8.286	$6.617	$4.697	$8.325	$7.627
Number of Accumulation Units outstanding at end of period (in thousands)	55	78	108	157	194	260	337	330	250	127
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$14.182	$13.006	$12.208
Accumulation Unit Value at end of period	$19.415	$20.348	$19.316	$14.264	$13.127	$14.073	$11.249	$7.993	$14.182	$13.006
Number of Accumulation Units outstanding at end of period (in thousands)	147	167	207	272	388	480	691	830	995	1,049
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.849	$18.880	$13.970	$12.882	$13.838	$11.084	$7.891	$14.029	$12.892	$12.125
Accumulation Unit Value at end of period	$18.901	$19.849	$18.880	$13.970	$12.882	$13.838	$11.084	$7.891	$14.029	$12.892
Number of Accumulation Units outstanding at end of period (in thousands)	182	232	309	390	497	674	810	862	847	761
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.849	$18.880	$13.970	$12.882	$13.838	$11.084	$7.891	$14.029	$12.892	$12.125
Accumulation Unit Value at end of period	$18.901	$19.849	$18.880	$13.970	$12.882	$13.838	$11.084	$7.891	$14.029	$12.892
Number of Accumulation Units outstanding at end of period (in thousands)	182	232	309	390	497	674	810	862	847	761
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.162	$10.643	$7.895	$7.299	$7.859	$6.311	$4.505	$—	$—	$—
Accumulation Unit Value at end of period	$10.602	$11.162	$10.643	$7.895	$7.299	$7.859	$6.311	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	298	321	266	196	177	138	102	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.100	$10.590	$7.859	$7.269	$7.832	$6.292	$4.493	$8.012	$7.385	$6.966
Accumulation Unit Value at end of period	$10.538	$11.100	$10.590	$7.859	$7.269	$7.832	$6.292	$4.493	$8.012	$7.385
Number of Accumulation Units outstanding at end of period (in thousands)	41	63	94	156	208	212	323	327	322	285
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.460	$23.394	$17.405	$16.139	$17.431	$14.039	$10.051	$—	$—	$—
Accumulation Unit Value at end of period	$23.164	$24.460	$23.394	$17.405	$16.139	$17.431	$14.039	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	29	32	14	11	7	4	—	—	—

71

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$15.324	$14.676	$13.758
Accumulation Unit Value at end of period	$19.771	$20.865	$20.782	$20.419	$18.360	$18.170	$16.619	$13.404	$15.324	$14.676
Number of Accumulation Units outstanding at end of period (in thousands)	701	858	1,041	1,468	1,617	2,028	2,191	2,029	1,979	1,532
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$13.193	$15.113	$14.503	$13.623
Accumulation Unit Value at end of period	$19.190	$20.293	$20.252	$19.938	$17.964	$17.814	$16.325	$13.193	$15.113	$14.503
Number of Accumulation Units outstanding at end of period (in thousands)	85	101	138	206	213	259	273	283	211	156
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$15.546	$14.934	$14.041
Accumulation Unit Value at end of period	$19.583	$20.728	$20.708	$20.407	$18.405	$18.269	$16.759	$13.557	$15.546	$14.934
Number of Accumulation Units outstanding at end of period (in thousands)	193	271	337	433	633	864	1,133	1,148	1,370	1,290
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.220	$20.241	$19.987	$18.061	$17.964	$16.513	$13.385	$15.379	$14.803	$13.946
Accumulation Unit Value at end of period	$19.064	$20.220	$20.241	$19.987	$18.061	$17.964	$16.513	$13.385	$15.379	$14.803
Number of Accumulation Units outstanding at end of period (in thousands)	336	480	681	958	1,135	1,408	1,550	1,473	1,490	1,258
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.220	$20.241	$19.987	$18.061	$17.964	$16.513	$13.385	$15.379	$14.803	$13.946
Accumulation Unit Value at end of period	$19.064	$20.220	$20.241	$19.987	$18.061	$17.964	$16.513	$13.385	$15.379	$14.803
Number of Accumulation Units outstanding at end of period (in thousands)	336	480	681	958	1,135	1,408	1,550	1,473	1,490	1,258
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.039	$19.106	$18.913	$17.134	$17.084	$15.743	$12.793	$—	$—	$—
Accumulation Unit Value at end of period	$17.905	$19.039	$19.106	$18.913	$17.134	$17.084	$15.743	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	290	325	311	295	250	208	142	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.934	$19.010	$18.828	$17.065	$17.025	$15.696	$12.761	$14.706	$14.198	$13.416
Accumulation Unit Value at end of period	$17.798	$18.934	$19.010	$18.828	$17.065	$17.025	$15.696	$12.761	$14.706	$14.198
Number of Accumulation Units outstanding at end of period (in thousands)	43	66	87	120	136	138	189	193	227	170
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.332	$15.432	$15.323	$13.923	$13.924	$12.870	$10.489	$—	$—	$—
Accumulation Unit Value at end of period	$14.376	$15.332	$15.432	$15.323	$13.923	$13.924	$12.870	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	38	39	24	33	11	2	—	—	—

72

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$1.087	$1.054	$1.024
Accumulation Unit Value at end of period	$0.972	$0.988	$1.004	$1.021	$1.038	$1.056	$1.074	$1.092	$1.087	$1.054
Number of Accumulation Units outstanding at end of period (in thousands)	7,107	9,089	12,718	24,333	33,496	34,177	46,249	74,042	40,328	11,347
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$1.072	$1.041	$1.014
Accumulation Unit Value at end of period	$0.944	$0.960	$0.978	$0.997	$1.016	$1.035	$1.055	$1.075	$1.072	$1.041
Number of Accumulation Units outstanding at end of period (in thousands)	879	1,188	1,289	1,989	4,431	3,123	4,604	7,058	1,766	1,420
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$1.116	$1.085	$1.057
Accumulation Unit Value at end of period	$0.974	$0.992	$1.011	$1.032	$1.053	$1.074	$1.096	$1.117	$1.116	$1.085
Number of Accumulation Units outstanding at end of period (in thousands)	3,633	3,832	6,544	9,778	16,084	17,131	22,607	31,787	21,040	11,826
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$0.968	$0.989	$1.011	$1.033	$1.056	$1.080	$1.103	$1.104	$1.075	$1.050
Accumulation Unit Value at end of period	$0.948	$0.968	$0.989	$1.011	$1.033	$1.056	$1.080	$1.103	$1.104	$1.075
Number of Accumulation Units outstanding at end of period (in thousands)	2,935	4,982	9,385	14,929	21,544	21,143	29,380	44,287	12,644	5,730
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.968	$0.989	$1.011	$1.033	$1.056	$1.080	$1.103	$1.104	$1.075	$1.050
Accumulation Unit Value at end of period	$0.948	$0.968	$0.989	$1.011	$1.033	$1.056	$1.080	$1.103	$1.104	$1.075
Number of Accumulation Units outstanding at end of period (in thousands)	2,935	4,982	9,385	14,929	21,544	21,143	29,380	44,287	12,644	5,730
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$1.035	$—	$—	$—
Accumulation Unit Value at end of period	$0.875	$0.895	$0.917	$0.939	$0.963	$0.986	$1.011	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,918	1,949	2,118	3,015	3,417	2,310	2,427	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$0.890	$0.912	$0.935	$0.959	$0.983	$1.008	$1.033	$1.037	$1.013	$0.992
Accumulation Unit Value at end of period	$0.869	$0.890	$0.912	$0.935	$0.959	$0.983	$1.008	$1.033	$1.037	$1.013
Number of Accumulation Units outstanding at end of period (in thousands)	1,106	1,252	1,918	2,080	2,647	2,735	4,816	6,801	2,748	1,638
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.475	$8.702	$8.945	$9.195	$9.451	$9.714	$9.978	$—	$—	$—
Accumulation Unit Value at end of period	$8.255	$8.475	$8.702	$8.945	$9.195	$9.451	$9.714	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	13	16	29	5	5	—	—	—

73

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.106	$14.169	$10.284	$9.197	$10.722	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.595	$15.106	$14.169	$10.284	$9.197	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	165	207	301	187	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.992	$14.090	$10.247	$9.183	$10.720	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.446	$14.992	$14.090	$10.247	$9.183	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	29	31	55	26	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.935	$14.051	$10.229	$9.176	$10.718	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.372	$14.935	$14.051	$10.229	$9.176	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	82	95	112	158	86	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.822	$13.973	$10.192	$9.161	$10.716	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.226	$14.822	$13.973	$10.192	$9.161	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	106	137	207	174	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.822	$13.973	$10.192	$9.161	$10.716	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.226	$14.822	$13.973	$10.192	$9.161	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	106	137	207	174	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.683	$13.876	$10.147	$9.143	$10.712	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.045	$14.683	$13.876	$10.147	$9.143	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	68	63	45	19	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.655	$13.856	$10.138	$9.139	$10.711	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.009	$14.655	$13.856	$10.138	$9.139	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	29	26	37	24	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.517	$13.760	$10.092	$9.121	$10.708	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.830	$14.517	$13.760	$10.092	$9.121	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	13	11	7	—	—	—	—	—

74

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$12.529	$11.787	$10.273
Accumulation Unit Value at end of period	$16.097	$17.375	$16.342	$12.860	$11.486	$11.691	$10.854	$8.605	$12.529	$11.787
Number of Accumulation Units outstanding at end of period (in thousands)	265	321	414	542	648	818	957	999	1,159	1,208
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$8.539	$12.458	$11.744	$10.256
Accumulation Unit Value at end of period	$15.752	$17.037	$16.056	$12.660	$11.330	$11.555	$10.749	$8.539	$12.458	$11.744
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	64	119	127	138	167	184	156	135
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$12.423	$11.722	$10.247
Accumulation Unit Value at end of period	$15.582	$16.870	$15.914	$12.561	$11.253	$11.488	$10.697	$8.506	$12.423	$11.722
Number of Accumulation Units outstanding at end of period (in thousands)	72	85	106	164	262	365	461	522	657	760
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.542	$15.636	$12.366	$11.100	$11.354	$10.594	$8.441	$12.352	$11.679	$10.230
Accumulation Unit Value at end of period	$15.248	$16.542	$15.636	$12.366	$11.100	$11.354	$10.594	$8.441	$12.352	$11.679
Number of Accumulation Units outstanding at end of period (in thousands)	164	205	287	424	546	700	833	865	1,004	1,135
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.542	$15.636	$12.366	$11.100	$11.354	$10.594	$8.441	$12.352	$11.679	$10.230
Accumulation Unit Value at end of period	$15.248	$16.542	$15.636	$12.366	$11.100	$11.354	$10.594	$8.441	$12.352	$11.679
Number of Accumulation Units outstanding at end of period (in thousands)	164	205	287	424	546	700	833	865	1,004	1,135
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.140	$15.294	$12.126	$10.912	$11.190	$10.467	$8.361	$—	$—	$—
Accumulation Unit Value at end of period	$14.840	$16.140	$15.294	$12.126	$10.912	$11.190	$10.467	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	100	108	128	125	104	89	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.061	$15.227	$12.079	$10.875	$11.157	$10.442	$8.345	$12.248	$11.615	$10.204
Accumulation Unit Value at end of period	$14.760	$16.061	$15.227	$12.079	$10.875	$11.157	$10.442	$8.345	$12.248	$11.615
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	47	65	81	110	143	139	141	148
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.288	$18.332	$14.578	$13.158	$13.533	$12.698	$10.173	$—	$—	$—
Accumulation Unit Value at end of period	$17.681	$19.288	$18.332	$14.578	$13.158	$13.533	$12.698	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	18	2	2	2	—	—	—	—

75

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$1.147	$1.098	$1.078
Accumulation Unit Value at end of period	$1.334	$1.352	$1.321	$1.379	$1.369	$1.291	$1.245	$1.267	$1.147	$1.098
Number of Accumulation Units outstanding at end of period (in thousands)	10,623	14,326	16,290	23,717	25,297	31,810	35,898	46,447	35,318	22,144
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$1.249	$1.133	$1.086	$1.069
Accumulation Unit Value at end of period	$1.296	$1.317	$1.289	$1.349	$1.341	$1.267	$1.225	$1.249	$1.133	$1.086
Number of Accumulation Units outstanding at end of period (in thousands)	1,551	1,931	2,892	3,724	3,685	5,374	6,307	5,942	4,462	3,171
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$1.126	$1.080	$1.064
Accumulation Unit Value at end of period	$1.278	$1.299	$1.273	$1.334	$1.328	$1.255	$1.215	$1.240	$1.126	$1.080
Number of Accumulation Units outstanding at end of period (in thousands)	4,320	5,230	6,449	9,297	11,398	15,653	19,347	22,817	23,928	20,478
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.267	$1.244	$1.306	$1.303	$1.234	$1.197	$1.224	$1.114	$1.071	$1.057
Accumulation Unit Value at end of period	$1.244	$1.267	$1.244	$1.306	$1.303	$1.234	$1.197	$1.224	$1.114	$1.071
Number of Accumulation Units outstanding at end of period (in thousands)	5,680	7,580	9,581	13,016	14,697	20,228	24,141	30,414	27,651	22,211
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.267	$1.244	$1.306	$1.303	$1.234	$1.197	$1.224	$1.114	$1.071	$1.057
Accumulation Unit Value at end of period	$1.244	$1.267	$1.244	$1.306	$1.303	$1.234	$1.197	$1.224	$1.114	$1.071
Number of Accumulation Units outstanding at end of period (in thousands)	5,680	7,580	9,581	13,016	14,697	20,228	24,141	30,414	27,651	22,211
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.229	$1.209	$1.273	$1.273	$1.209	$1.175	$1.205	$—	$—	$—
Accumulation Unit Value at end of period	$1.203	$1.229	$1.209	$1.273	$1.273	$1.209	$1.175	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,637	2,813	3,448	3,922	3,367	3,851	4,255	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.222	$1.203	$1.267	$1.268	$1.205	$1.172	$1.202	$1.097	$1.058	$1.047
Accumulation Unit Value at end of period	$1.196	$1.222	$1.203	$1.267	$1.268	$1.205	$1.172	$1.202	$1.097	$1.058
Number of Accumulation Units outstanding at end of period (in thousands)	1,781	2,180	2,458	3,493	3,764	7,465	4,351	5,266	3,415	2,685
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.349	$10.215	$10.782	$10.815	$10.302	$10.047	$10.328	$—	$—	$—
Accumulation Unit Value at end of period	$10.103	$10.349	$10.215	$10.782	$10.815	$10.302	$10.047	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	27	26	9	2	1	—	—	—	—

76

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$2.326	$2.062	$1.636
Accumulation Unit Value at end of period	$2.321	$2.418	$2.451	$2.095	$1.844	$2.011	$1.813	$1.363	$2.326	$2.062
Number of Accumulation Units outstanding at end of period (in thousands)	2,693	3,141	3,649	4,072	5,107	5,865	6,600	7,402	5,913	4,739
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$1.344	$2.297	$2.041	$1.622
Accumulation Unit Value at end of period	$2.256	$2.354	$2.392	$2.048	$1.807	$1.974	$1.783	$1.344	$2.297	$2.041
Number of Accumulation Units outstanding at end of period (in thousands)	171	207	262	345	387	518	638	575	476	1,861
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$2.283	$2.030	$1.615
Accumulation Unit Value at end of period	$2.224	$2.323	$2.362	$2.025	$1.788	$1.956	$1.768	$1.334	$2.283	$2.030
Number of Accumulation Units outstanding at end of period (in thousands)	659	788	962	936	1,264	1,569	2,140	2,497	2,358	1,370
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.266	$2.309	$1.983	$1.755	$1.924	$1.742	$1.317	$2.258	$2.012	$1.604
Accumulation Unit Value at end of period	$2.165	$2.266	$2.309	$1.983	$1.755	$1.924	$1.742	$1.317	$2.258	$2.012
Number of Accumulation Units outstanding at end of period (in thousands)	779	1,133	1,486	1,965	2,922	3,592	4,448	4,626	3,867	3,462
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.266	$2.309	$1.983	$1.755	$1.924	$1.742	$1.317	$2.258	$2.012	$1.604
Accumulation Unit Value at end of period	$2.165	$2.266	$2.309	$1.983	$1.755	$1.924	$1.742	$1.317	$2.258	$2.012
Number of Accumulation Units outstanding at end of period (in thousands)	779	1,133	1,486	1,965	2,922	3,592	4,448	4,626	3,867	3,462
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.198	$2.245	$1.933	$1.714	$1.884	$1.711	$1.296	$—	$—	$—
Accumulation Unit Value at end of period	$2.094	$2.198	$2.245	$1.933	$1.714	$1.884	$1.711	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	312	290	341	334	291	171	116	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.186	$2.233	$1.924	$1.708	$1.877	$1.706	$1.293	$2.224	$1.987	$1.589
Accumulation Unit Value at end of period	$2.082	$2.186	$2.233	$1.924	$1.708	$1.877	$1.706	$1.293	$2.224	$1.987
Number of Accumulation Units outstanding at end of period (in thousands)	123	193	188	322	387	412	503	497	546	312
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.723	$18.157	$15.681	$13.951	$15.377	$14.004	$10.644	$—	$—	$—
Accumulation Unit Value at end of period	$16.838	$17.723	$18.157	$15.681	$13.951	$15.377	$14.004	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	9	9	1	1	1	—	—	—	—

77

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$1.757	$1.631	$1.491
Accumulation Unit Value at end of period	$2.184	$2.315	$2.255	$1.780	$1.632	$1.773	$1.580	$1.235	$1.757	$1.631
Number of Accumulation Units outstanding at end of period (in thousands)	2,117	2,484	2,910	3,942	4,985	6,201	7,387	8,366	9,718	9,619
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$1.217	$1.735	$1.614	$1.479
Accumulation Unit Value at end of period	$2.123	$2.254	$2.200	$1.741	$1.599	$1.741	$1.555	$1.217	$1.735	$1.614
Number of Accumulation Units outstanding at end of period (in thousands)	291	356	528	939	1,031	1,551	1,852	2,033	1,071	594
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$1.724	$1.606	$1.472
Accumulation Unit Value at end of period	$2.093	$2.225	$2.173	$1.721	$1.583	$1.725	$1.542	$1.208	$1.724	$1.606
Number of Accumulation Units outstanding at end of period (in thousands)	1,039	1,196	1,483	2,100	2,824	3,854	4,844	6,142	9,832	11,984
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.170	$2.124	$1.686	$1.553	$1.696	$1.519	$1.193	$1.705	$1.591	$1.462
Accumulation Unit Value at end of period	$2.037	$2.170	$2.124	$1.686	$1.553	$1.696	$1.519	$1.193	$1.705	$1.591
Number of Accumulation Units outstanding at end of period (in thousands)	1,046	1,448	2,130	2,919	3,872	5,157	5,938	6,478	6,566	5,902
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.170	$2.124	$1.686	$1.553	$1.696	$1.519	$1.193	$1.705	$1.591	$1.462
Accumulation Unit Value at end of period	$2.037	$2.170	$2.124	$1.686	$1.553	$1.696	$1.519	$1.193	$1.705	$1.591
Number of Accumulation Units outstanding at end of period (in thousands)	1,046	1,448	2,130	2,919	3,872	5,157	5,938	6,478	6,566	5,902
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.104	$2.065	$1.643	$1.517	$1.661	$1.492	$1.174	$—	$—	$—
Accumulation Unit Value at end of period	$1.971	$2.104	$2.065	$1.643	$1.517	$1.661	$1.492	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,150	1,399	1,307	1,120	1,064	814	370	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.055	$1.635	$1.511	$1.655	$1.487	$1.171	$1.680	$1.572	$1.449
Accumulation Unit Value at end of period	$1.959	$2.093	$2.055	$1.635	$1.511	$1.655	$1.487	$1.171	$1.680	$1.572
Number of Accumulation Units outstanding at end of period (in thousands)	191	239	187	286	353	433	617	677	911	867
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.038	$17.754	$14.166	$13.124	$14.409	$12.979	$10.245	$—	$—	$—
Accumulation Unit Value at end of period	$16.842	$18.038	$17.754	$14.166	$13.124	$14.409	$12.979	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	8	6	4	—	—	—	—

78

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.099	$13.274	$9.854	$10.014	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.029	$14.099	$13.274	$9.854	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	37	25	9	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.019	$13.225	$9.837	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.921	$14.019	$13.225	$9.837	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.980	$13.201	$9.829	$10.009	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.868	$13.980	$13.201	$9.829	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	14	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.901	$13.153	$9.813	$10.006	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.762	$13.901	$13.153	$9.813	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	10	8	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.901	$13.153	$9.813	$10.006	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.762	$13.901	$13.153	$9.813	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	10	8	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.803	$13.093	$9.792	$10.002	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.631	$13.803	$13.093	$9.792	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	5	3	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.783	$13.081	$9.788	$10.001	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.605	$13.783	$13.081	$9.788	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	6	1	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.686	$13.021	$9.768	$9.997	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.686	$13.021	$9.768	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

79

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.737	$9.902	$9.979	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.574	$9.737	$9.902	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	367	445	204	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.706	$9.891	$9.977	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.524	$9.706	$9.891	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	33	52	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.690	$9.885	$9.976	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.500	$9.690	$9.885	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	189	176	203	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.660	$9.873	$9.973	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.450	$9.660	$9.873	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	248	218	112	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.660	$9.873	$9.973	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.450	$9.660	$9.873	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	248	218	112	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.621	$9.859	$9.970	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.389	$9.621	$9.859	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	133	40	37	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.614	$9.856	$9.969	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.377	$9.614	$9.856	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	53	30	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.576	$9.841	$9.966	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.317	$9.576	$9.841	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	7	—	—	—	—	—	—	—	—

80

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$14.719	$14.233	$12.327
Accumulation Unit Value at end of period	$20.681	$22.265	$22.124	$16.370	$14.619	$14.979	$11.853	$9.940	$14.719	$14.233
Number of Accumulation Units outstanding at end of period (in thousands)	155	176	218	275	395	425	470	474	329	154
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$9.837	$14.596	$14.142	$12.273
Accumulation Unit Value at end of period	$20.183	$21.771	$21.677	$16.071	$14.381	$14.764	$11.707	$9.837	$14.596	$14.142
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	17	33	40	49	64	61	37	10
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$14.534	$14.097	$12.246
Accumulation Unit Value at end of period	$19.938	$21.529	$21.457	$15.924	$14.264	$14.658	$11.634	$9.786	$14.534	$14.097
Number of Accumulation Units outstanding at end of period (in thousands)	48	49	65	81	108	136	189	217	228	159
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.052	$21.024	$15.633	$14.031	$14.448	$11.491	$9.684	$14.413	$14.007	$12.192
Accumulation Unit Value at end of period	$19.457	$21.052	$21.024	$15.633	$14.031	$14.448	$11.491	$9.684	$14.413	$14.007
Number of Accumulation Units outstanding at end of period (in thousands)	71	96	143	193	275	349	383	417	345	281
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.052	$21.024	$15.633	$14.031	$14.448	$11.491	$9.684	$14.413	$14.007	$12.192
Accumulation Unit Value at end of period	$19.457	$21.052	$21.024	$15.633	$14.031	$14.448	$11.491	$9.684	$14.413	$14.007
Number of Accumulation Units outstanding at end of period (in thousands)	71	96	143	193	275	349	383	417	345	281
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.472	$20.496	$15.279	$13.748	$14.192	$11.315	$9.560	$—	$—	$—
Accumulation Unit Value at end of period	$18.874	$20.472	$20.496	$15.279	$13.748	$14.192	$11.315	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	101	107	90	84	88	60	39	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.360	$20.394	$15.211	$13.693	$14.142	$11.281	$9.536	$14.235	$13.875	$12.114
Accumulation Unit Value at end of period	$18.761	$20.360	$20.394	$15.211	$13.693	$14.142	$11.281	$9.536	$14.235	$13.875
Number of Accumulation Units outstanding at end of period (in thousands)	9	14	21	41	60	68	71	66	49	41
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.984	$22.076	$16.506	$14.897	$15.424	$12.334	$10.452	$—	$—	$—
Accumulation Unit Value at end of period	$20.207	$21.984	$22.076	$16.506	$14.897	$15.424	$12.334	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	5	4	2	—	—	—	—

81

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Value Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$1.484	$1.486	$1.335
Accumulation Unit Value at end of period	$1.447	$1.643	$1.567	$1.192	$1.030	$1.081	$1.024	$0.704	$1.484	$1.486
Number of Accumulation Units outstanding at end of period (in thousands)	1,145	1,375	2,047	2,796	3,331	4,421	6,168	6,589	7,750	8,599
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$0.693	$1.465	$1.471	$1.324
Accumulation Unit Value at end of period	$1.406	$1.600	$1.529	$1.165	$1.009	$1.061	$1.007	$0.693	$1.465	$1.471
Number of Accumulation Units outstanding at end of period (in thousands)	253	303	392	646	688	825	1,042	1,219	839	638
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$1.456	$1.463	$1.318
Accumulation Unit Value at end of period	$1.386	$1.579	$1.511	$1.152	$0.999	$1.051	$0.999	$0.688	$1.456	$1.463
Number of Accumulation Units outstanding at end of period (in thousands)	879	1,147	1,414	2,030	2,720	4,017	5,368	6,462	7,946	10,445
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.540	$1.477	$1.128	$0.980	$1.033	$0.984	$0.680	$1.440	$1.450	$1.309
Accumulation Unit Value at end of period	$1.350	$1.540	$1.477	$1.128	$0.980	$1.033	$0.984	$0.680	$1.440	$1.450
Number of Accumulation Units outstanding at end of period (in thousands)	609	750	1,103	1,812	2,148	2,799	4,094	4,015	4,213	4,242
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.540	$1.477	$1.128	$0.980	$1.033	$0.984	$0.680	$1.440	$1.450	$1.309
Accumulation Unit Value at end of period	$1.350	$1.540	$1.477	$1.128	$0.980	$1.033	$0.984	$0.680	$1.440	$1.450
Number of Accumulation Units outstanding at end of period (in thousands)	609	750	1,103	1,812	2,148	2,799	4,094	4,015	4,213	4,242
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.493	$1.435	$1.100	$0.958	$1.012	$0.966	$0.669	$—	$—	$—
Accumulation Unit Value at end of period	$1.306	$1.493	$1.435	$1.100	$0.958	$1.012	$0.966	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	490	570	553	332	254	235	155	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.485	$1.428	$1.095	$0.954	$1.009	$0.963	$0.667	$1.419	$1.432	$1.297
Accumulation Unit Value at end of period	$1.298	$1.485	$1.428	$1.095	$0.954	$1.009	$0.963	$0.667	$1.419	$1.432
Number of Accumulation Units outstanding at end of period (in thousands)	111	133	161	226	282	349	398	416	575	591
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.567	$21.756	$16.719	$14.600	$15.479	$14.822	$10.293	$—	$—	$—
Accumulation Unit Value at end of period	$19.670	$22.567	$21.756	$16.719	$14.600	$15.479	$14.822	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	4	1	—	—	—	—	—	—

82

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Global Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$14.985	$13.958	$11.412
Accumulation Unit Value at end of period	$19.841	$20.470	$20.045	$15.951	$13.155	$13.985	$12.660	$9.757	$14.985	$13.958
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	53	65	94	89	53	93	69	75
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$9.603	$14.779	$13.794	$11.300
Accumulation Unit Value at end of period	$19.257	$19.908	$19.533	$15.576	$12.870	$13.710	$12.436	$9.603	$14.779	$13.794
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	8	8	7	33	33	14	4	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$16.125	$15.066	$12.355
Accumulation Unit Value at end of period	$20.845	$21.571	$21.186	$16.910	$13.987	$14.915	$13.542	$10.468	$16.125	$15.066
Number of Accumulation Units outstanding at end of period (in thousands)	18	22	31	41	36	43	62	95	100	160
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.042	$20.707	$16.561	$13.726	$14.666	$13.343	$10.334	$15.952	$14.933	$12.271
Accumulation Unit Value at end of period	$20.293	$21.042	$20.707	$16.561	$13.726	$14.666	$13.343	$10.334	$15.952	$14.933
Number of Accumulation Units outstanding at end of period (in thousands)	5	15	21	24	26	30	29	45	41	33
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.042	$20.707	$16.561	$13.726	$14.666	$13.343	$10.334	$15.952	$14.933	$12.271
Accumulation Unit Value at end of period	$20.293	$21.042	$20.707	$16.561	$13.726	$14.666	$13.343	$10.334	$15.952	$14.933
Number of Accumulation Units outstanding at end of period (in thousands)	5	15	21	24	26	30	29	45	41	33
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.556	$18.307	$14.678	$12.196	$13.063	$11.915	$9.251	$—	$—	$—
Accumulation Unit Value at end of period	$17.851	$18.556	$18.307	$14.678	$12.196	$13.063	$11.915	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	24	19	16	13	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.454	$18.216	$14.612	$12.147	$13.018	$11.879	$9.228	$14.287	$13.415	$11.056
Accumulation Unit Value at end of period	$17.744	$18.454	$18.216	$14.612	$12.147	$13.018	$11.879	$9.228	$14.287	$13.415
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	9	6	7	8	7	10	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.851	$20.633	$16.593	$13.828	$14.856	$13.591	$10.584	$—	$—	$—
Accumulation Unit Value at end of period	$19.999	$20.851	$20.633	$16.593	$13.828	$14.856	$13.591	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	—	—	—	—	—

83

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$6.684	$5.611	$5.290
Accumulation Unit Value at end of period	$10.879	$10.287	$9.605	$7.139	$6.185	$6.312	$5.566	$4.113	$6.684	$5.611
Number of Accumulation Units outstanding at end of period (in thousands)	422	482	629	282	298	377	359	344	300	255
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$4.048	$6.592	$5.545	$5.238
Accumulation Unit Value at end of period	$10.559	$10.005	$9.360	$6.970	$6.052	$6.188	$5.468	$4.048	$6.592	$5.545
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	33	44	54	51	55	69	39	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$9.779	$8.233	$7.785
Accumulation Unit Value at end of period	$15.538	$14.738	$13.801	$10.288	$8.941	$9.152	$8.095	$5.999	$9.779	$8.233
Number of Accumulation Units outstanding at end of period (in thousands)	72	96	117	84	128	129	178	188	222	232
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.376	$13.489	$10.076	$8.775	$8.999	$7.976	$5.922	$9.674	$8.161	$7.732
Accumulation Unit Value at end of period	$15.127	$14.376	$13.489	$10.076	$8.775	$8.999	$7.976	$5.922	$9.674	$8.161
Number of Accumulation Units outstanding at end of period (in thousands)	54	63	99	145	137	158	155	115	112	86
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.376	$13.489	$10.076	$8.775	$8.999	$7.976	$5.922	$9.674	$8.161	$7.732
Accumulation Unit Value at end of period	$15.127	$14.376	$13.489	$10.076	$8.775	$8.999	$7.976	$5.922	$9.674	$8.161
Number of Accumulation Units outstanding at end of period (in thousands)	54	63	99	145	137	158	155	115	112	86
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.410	$8.852	$6.628	$5.787	$5.950	$5.286	$3.935	$—	$—	$—
Accumulation Unit Value at end of period	$9.876	$9.410	$8.852	$6.628	$5.787	$5.950	$5.286	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	106	69	68	63	48	48	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.358	$8.808	$6.599	$5.764	$5.929	$5.270	$3.925	$6.431	$5.442	$5.171
Accumulation Unit Value at end of period	$9.817	$9.358	$8.808	$6.599	$5.764	$5.929	$5.270	$3.925	$6.431	$5.442
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	11	26	37	38	48	42	34	34
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.715	$22.374	$16.805	$14.715	$15.175	$13.523	$10.096	$—	$—	$—
Accumulation Unit Value at end of period	$24.815	$23.715	$22.374	$16.805	$14.715	$15.175	$13.523	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	13	—	—	—	—	—	—	—

84

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS High Yield Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.593	$10.481	$10.141	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.976	$10.593	$10.481	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	437	526	628	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.562	$10.470	$10.138	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.926	$10.562	$10.470	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	63	88	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.546	$10.465	$10.137	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.901	$10.546	$10.465	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	112	130	181	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.514	$10.454	$10.134	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.851	$10.514	$10.454	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	187	260	389	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.514	$10.454	$10.134	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.851	$10.514	$10.454	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	187	260	389	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.474	$10.441	$10.131	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.789	$10.474	$10.441	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	134	131	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.466	$10.438	$10.130	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.777	$10.466	$10.438	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	40	56	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.427	$10.425	$10.127	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.716	$10.427	$10.425	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	14	—	—	—	—	—	—	—

85

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$10.402	$9.592	$8.634
Accumulation Unit Value at end of period	$14.670	$14.890	$13.643	$10.509	$8.968	$9.326	$8.538	$6.844	$10.402	$9.592
Number of Accumulation Units outstanding at end of period (in thousands)	538	640	812	1,177	1,512	1,888	2,162	2,289	2,182	1,599
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$6.736	$10.259	$9.479	$8.550
Accumulation Unit Value at end of period	$14.239	$14.481	$13.295	$10.261	$8.775	$9.142	$8.387	$6.736	$10.259	$9.479
Number of Accumulation Units outstanding at end of period (in thousands)	66	90	133	193	226	269	319	331	280	206
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$10.250	$9.480	$8.559
Accumulation Unit Value at end of period	$14.113	$14.367	$13.204	$10.201	$8.732	$9.107	$8.363	$6.723	$10.250	$9.480
Number of Accumulation Units outstanding at end of period (in thousands)	167	213	278	419	596	800	1,051	1,151	1,256	1,154
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.014	$12.906	$9.990	$8.569	$8.955	$8.240	$6.637	$10.140	$9.397	$8.501
Accumulation Unit Value at end of period	$13.739	$14.014	$12.906	$9.990	$8.569	$8.955	$8.240	$6.637	$10.140	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	272	371	527	753	954	1,184	1,404	1,578	1,560	1,480
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.014	$12.906	$9.990	$8.569	$8.955	$8.240	$6.637	$10.140	$9.397	$8.501
Accumulation Unit Value at end of period	$13.739	$14.014	$12.906	$9.990	$8.569	$8.955	$8.240	$6.637	$10.140	$9.397
Number of Accumulation Units outstanding at end of period (in thousands)	272	371	527	753	954	1,184	1,404	1,578	1,560	1,480
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.788	$12.729	$9.878	$8.494	$8.899	$8.208	$6.629	$—	$—	$—
Accumulation Unit Value at end of period	$13.483	$13.788	$12.729	$9.878	$8.494	$8.899	$8.208	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	183	188	199	200	185	161	124	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.712	$12.665	$9.834	$8.460	$8.868	$8.184	$6.612	$10.132	$9.417	$8.545
Accumulation Unit Value at end of period	$13.403	$13.712	$12.665	$9.834	$8.460	$8.868	$8.184	$6.612	$10.132	$9.417
Number of Accumulation Units outstanding at end of period (in thousands)	40	62	75	127	152	192	250	233	207	191
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.874	$19.329	$15.045	$12.975	$13.635	$12.615	$10.218	$—	$—	$—
Accumulation Unit Value at end of period	$20.352	$20.874	$19.329	$15.045	$12.975	$13.635	$12.615	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	19	3	2	2	—	—	—	—

86

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Massachusetts Investors Growth Stock Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.389	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.127	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.385	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.109	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.099	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.381	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.081	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.381	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.081	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.377	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.058	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.376	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.053	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.372	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.030	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	—	—	—	—	—	—	—	—	—

87

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Mid Cap Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$6.980	$6.465	$6.413
Accumulation Unit Value at end of period	$9.319	$9.060	$8.466	$6.252	$5.458	$5.906	$4.634	$3.324	$6.980	$6.465
Number of Accumulation Units outstanding at end of period (in thousands)	236	273	362	433	517	666	764	783	734	787
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$3.272	$6.884	$6.389	$6.350
Accumulation Unit Value at end of period	$9.044	$8.812	$8.249	$6.105	$5.340	$5.790	$4.552	$3.272	$6.884	$6.389
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	43	79	100	143	169	161	93	68
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$6.320	$5.871	$5.841
Accumulation Unit Value at end of period	$8.237	$8.033	$7.528	$5.576	$4.882	$5.300	$4.170	$3.001	$6.320	$5.871
Number of Accumulation Units outstanding at end of period (in thousands)	142	182	217	273	372	518	606	685	904	1,114
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.836	$7.358	$5.461	$4.791	$5.211	$4.109	$2.962	$6.252	$5.819	$5.801
Accumulation Unit Value at end of period	$8.019	$7.836	$7.358	$5.461	$4.791	$5.211	$4.109	$2.962	$6.252	$5.819
Number of Accumulation Units outstanding at end of period (in thousands)	140	150	210	280	332	485	550	477	493	414
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.836	$7.358	$5.461	$4.791	$5.211	$4.109	$2.962	$6.252	$5.819	$5.801
Accumulation Unit Value at end of period	$8.019	$7.836	$7.358	$5.461	$4.791	$5.211	$4.109	$2.962	$6.252	$5.819
Number of Accumulation Units outstanding at end of period (in thousands)	140	150	210	280	332	485	550	477	493	414
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.213	$7.731	$5.753	$5.060	$5.517	$4.361	$3.152	$—	$—	$—
Accumulation Unit Value at end of period	$8.384	$8.213	$7.731	$5.753	$5.060	$5.517	$4.361	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	150	124	126	55	63	41	37	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.168	$7.693	$5.727	$5.040	$5.498	$4.347	$3.144	$6.655	$6.213	$6.213
Accumulation Unit Value at end of period	$8.333	$8.168	$7.693	$5.727	$5.040	$5.498	$4.347	$3.144	$6.655	$6.213
Number of Accumulation Units outstanding at end of period (in thousands)	33	46	44	67	85	92	81	81	79	151
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.083	$24.628	$18.381	$16.214	$17.733	$14.058	$10.192	$—	$—	$—
Accumulation Unit Value at end of period	$26.546	$26.083	$24.628	$18.381	$16.214	$17.733	$14.058	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	—	—	—	—	—	—	—

88

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$9.186	$9.114	$8.188
Accumulation Unit Value at end of period	$15.159	$15.715	$17.236	$12.388	$10.394	$11.782	$8.790	$5.479	$9.186	$9.114
Number of Accumulation Units outstanding at end of period (in thousands)	295	354	455	650	814	977	1,240	1,404	1,504	1,206
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$5.393	$9.059	$9.006	$8.108
Accumulation Unit Value at end of period	$14.713	$15.284	$16.796	$12.096	$10.169	$11.550	$8.634	$5.393	$9.059	$9.006
Number of Accumulation Units outstanding at end of period (in thousands)	37	54	74	117	132	157	191	225	198	152
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$13.533	$13.468	$12.136
Accumulation Unit Value at end of period	$21.804	$22.672	$24.941	$17.979	$15.131	$17.203	$12.873	$8.048	$13.533	$13.468
Number of Accumulation Units outstanding at end of period (in thousands)	69	81	101	186	259	327	443	552	647	719
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.116	$24.378	$17.608	$14.848	$16.916	$12.683	$7.945	$13.388	$13.349	$12.054
Accumulation Unit Value at end of period	$21.227	$22.116	$24.378	$17.608	$14.848	$16.916	$12.683	$7.945	$13.388	$13.349
Number of Accumulation Units outstanding at end of period (in thousands)	115	157	209	289	401	492	632	740	795	764
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.116	$24.378	$17.608	$14.848	$16.916	$12.683	$7.945	$13.388	$13.349	$12.054
Accumulation Unit Value at end of period	$21.227	$22.116	$24.378	$17.608	$14.848	$16.916	$12.683	$7.945	$13.388	$13.349
Number of Accumulation Units outstanding at end of period (in thousands)	115	157	209	289	401	492	632	740	795	764
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.245	$15.741	$11.399	$9.636	$11.005	$8.272	$5.195	$—	$—	$—
Accumulation Unit Value at end of period	$13.638	$14.245	$15.741	$11.399	$9.636	$11.005	$8.272	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	100	102	115	102	72	62	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.167	$15.663	$11.347	$9.598	$10.967	$8.247	$5.182	$8.758	$8.759	$7.933
Accumulation Unit Value at end of period	$13.557	$14.167	$15.663	$11.347	$9.598	$10.967	$8.247	$5.182	$8.758	$8.759
Number of Accumulation Units outstanding at end of period (in thousands)	33	42	70	89	111	118	155	163	161	146
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.634	$32.845	$23.855	$20.227	$23.171	$17.468	$11.003	$—	$—	$—
Accumulation Unit Value at end of period	$28.286	$29.634	$32.845	$23.855	$20.227	$23.171	$17.468	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	3	2	2	—	—	—	—

89

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Research International Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.509	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.534	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	195	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.506	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.516	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.504	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.508	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.501	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.490	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.501	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.490	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.497	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.468	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.496	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.464	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.492	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.442	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—

90

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Research Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$12.797	$11.498	$10.586
Accumulation Unit Value at end of period	$18.529	$18.697	$17.257	$13.269	$11.508	$11.759	$10.320	$8.041	$12.797	$11.498
Number of Accumulation Units outstanding at end of period (in thousands)	36	46	55	54	83	120	120	49	52	32
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$7.979	$12.724	$11.456	$10.568
Accumulation Unit Value at end of period	$18.132	$18.333	$16.955	$13.062	$11.352	$11.622	$10.220	$7.979	$12.724	$11.456
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	2	3	2	2	2
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$12.688	$11.435	$10.559
Accumulation Unit Value at end of period	$17.937	$18.153	$16.805	$12.960	$11.275	$11.555	$10.171	$7.949	$12.688	$11.435
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	15	11	14	26	13	11	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.799	$16.511	$12.759	$11.121	$11.420	$10.073	$7.888	$12.616	$11.393	$10.542
Accumulation Unit Value at end of period	$17.552	$17.799	$16.511	$12.759	$11.121	$11.420	$10.073	$7.888	$12.616	$11.393
Number of Accumulation Units outstanding at end of period (in thousands)	14	25	31	33	44	36	47	42	48	17
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.799	$16.511	$12.759	$11.121	$11.420	$10.073	$7.888	$12.616	$11.393	$10.542
Accumulation Unit Value at end of period	$17.552	$17.799	$16.511	$12.759	$11.121	$11.420	$10.073	$7.888	$12.616	$11.393
Number of Accumulation Units outstanding at end of period (in thousands)	14	25	31	33	44	36	47	42	48	17
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.367	$16.150	$12.511	$10.933	$11.255	$9.952	$7.812	$—	$—	$—
Accumulation Unit Value at end of period	$17.083	$17.367	$16.150	$12.511	$10.933	$11.255	$9.952	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	9	9	8	6	6	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.282	$16.079	$12.462	$10.896	$11.222	$9.928	$7.797	$12.510	$11.330	$10.515
Accumulation Unit Value at end of period	$16.990	$17.282	$16.079	$12.462	$10.896	$11.222	$9.928	$7.797	$12.510	$11.330
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	5	6	7	6	7	8	7	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.330	$20.827	$16.183	$14.184	$14.646	$12.989	$10.227	$—	$—	$—
Accumulation Unit Value at end of period	$21.898	$22.330	$20.827	$16.183	$14.184	$14.646	$12.989	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—	—	—	—	—	—

91

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$10.493	$10.241	$10.012
Accumulation Unit Value at end of period	$13.358	$13.628	$13.096	$13.460	$12.753	$12.152	$11.502	$10.072	$10.493	$10.241
Number of Accumulation Units outstanding at end of period (in thousands)	1,047	1,236	1,677	780	773	921	914	719	475	156
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$9.995	$10.434	$10.204	$9.996
Accumulation Unit Value at end of period	$13.072	$13.364	$12.868	$13.251	$12.581	$12.012	$11.392	$9.995	$10.434	$10.204
Number of Accumulation Units outstanding at end of period (in thousands)	34	39	93	121	136	96	80	92	50	20
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$10.404	$10.186	$9.988
Accumulation Unit Value at end of period	$12.932	$13.233	$12.755	$13.148	$12.495	$11.942	$11.337	$9.957	$10.404	$10.186
Number of Accumulation Units outstanding at end of period (in thousands)	342	407	481	303	336	367	320	306	155	98
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.976	$12.532	$12.944	$12.326	$11.804	$11.228	$9.881	$10.346	$10.149	$9.971
Accumulation Unit Value at end of period	$12.655	$12.976	$12.532	$12.944	$12.326	$11.804	$11.228	$9.881	$10.346	$10.149
Number of Accumulation Units outstanding at end of period (in thousands)	184	264	338	497	586	585	583	453	397	190
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.976	$12.532	$12.944	$12.326	$11.804	$11.228	$9.881	$10.346	$10.149	$9.971
Accumulation Unit Value at end of period	$12.655	$12.976	$12.532	$12.944	$12.326	$11.804	$11.228	$9.881	$10.346	$10.149
Number of Accumulation Units outstanding at end of period (in thousands)	184	264	338	497	586	585	583	453	397	190
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.662	$12.259	$12.694	$12.118	$11.634	$11.094	$9.788	$—	$—	$—
Accumulation Unit Value at end of period	$12.318	$12.662	$12.259	$12.694	$12.118	$11.634	$11.094	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	146	124	112	140	87	65	63	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.600	$12.205	$12.645	$12.077	$11.600	$11.067	$9.769	$10.259	$10.094	$9.947
Accumulation Unit Value at end of period	$12.251	$12.600	$12.205	$12.645	$12.077	$11.600	$11.067	$9.769	$10.259	$10.094
Number of Accumulation Units outstanding at end of period (in thousands)	9	17	31	52	51	66	58	54	28	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.064	$12.687	$13.177	$12.616	$12.149	$11.620	$10.282	$—	$—	$—
Accumulation Unit Value at end of period	$12.671	$13.064	$12.687	$13.177	$12.616	$12.149	$11.620	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	7	5	2	15	2	—	—	—	—

92

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$13.759	$13.429	$12.207
Accumulation Unit Value at end of period	$17.679	$18.049	$16.920	$14.457	$13.217	$13.210	$12.222	$10.533	$13.759	$13.429
Number of Accumulation Units outstanding at end of period (in thousands)	1,135	1,371	1,702	2,482	3,066	3,786	4,324	4,731	5,143	4,234
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$10.367	$13.570	$13.271	$12.087
Accumulation Unit Value at end of period	$17.159	$17.553	$16.489	$14.116	$12.931	$12.950	$12.006	$10.367	$13.570	$13.271
Number of Accumulation Units outstanding at end of period (in thousands)	179	217	282	417	491	684	810	860	683	495
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$14.163	$13.864	$12.641
Accumulation Unit Value at end of period	$17.766	$18.193	$17.106	$14.660	$13.443	$13.476	$12.506	$10.810	$14.163	$13.864
Number of Accumulation Units outstanding at end of period (in thousands)	445	529	651	850	1,144	1,457	1,713	1,980	2,606	2,716
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.747	$16.720	$14.357	$13.192	$13.251	$12.322	$10.672	$14.010	$13.742	$12.555
Accumulation Unit Value at end of period	$17.296	$17.747	$16.720	$14.357	$13.192	$13.251	$12.322	$10.672	$14.010	$13.742
Number of Accumulation Units outstanding at end of period (in thousands)	563	769	999	1,365	1,746	2,273	2,690	2,930	3,249	2,962
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.747	$16.720	$14.357	$13.192	$13.251	$12.322	$10.672	$14.010	$13.742	$12.555
Accumulation Unit Value at end of period	$17.296	$17.747	$16.720	$14.357	$13.192	$13.251	$12.322	$10.672	$14.010	$13.742
Number of Accumulation Units outstanding at end of period (in thousands)	563	769	999	1,365	1,746	2,273	2,690	2,930	3,249	2,962
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.440	$16.472	$14.180	$13.061	$13.152	$12.261	$10.646	$—	$—	$—
Accumulation Unit Value at end of period	$16.955	$17.440	$16.472	$14.180	$13.061	$13.152	$12.261	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	259	304	331	341	269	196	158	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.344	$16.390	$14.116	$13.009	$13.106	$12.224	$10.619	$13.983	$13.757	$12.606
Accumulation Unit Value at end of period	$16.853	$17.344	$16.390	$14.116	$13.009	$13.106	$12.224	$10.619	$13.983	$13.757
Number of Accumulation Units outstanding at end of period (in thousands)	117	144	202	256	293	347	406	418	471	430
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.563	$15.691	$13.548	$12.517	$12.642	$11.821	$10.294	$—	$—	$—
Accumulation Unit Value at end of period	$16.054	$16.563	$15.691	$13.548	$12.517	$12.642	$11.821	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	35	36	21	16	3	—	—	—	—

93

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$18.279	$17.230	$14.503
Accumulation Unit Value at end of period	$25.436	$26.065	$23.990	$17.957	$15.710	$16.028	$14.617	$12.115	$18.279	$17.230
Number of Accumulation Units outstanding at end of period (in thousands)	314	366	471	584	658	800	870	927	776	474
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$11.979	$18.110	$17.104	$14.426
Accumulation Unit Value at end of period	$24.800	$25.463	$23.484	$17.613	$15.440	$15.784	$14.423	$11.979	$18.110	$17.104
Number of Accumulation Units outstanding at end of period (in thousands)	42	49	61	87	88	157	163	170	143	142
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$18.025	$17.042	$14.387
Accumulation Unit Value at end of period	$24.488	$25.168	$23.234	$17.443	$15.307	$15.663	$14.327	$11.911	$18.025	$17.042
Number of Accumulation Units outstanding at end of period (in thousands)	90	106	139	152	210	233	316	323	384	285
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.587	$22.744	$17.109	$15.043	$15.425	$14.137	$11.777	$17.858	$16.917	$14.311
Accumulation Unit Value at end of period	$23.875	$24.587	$22.744	$17.109	$15.043	$15.425	$14.137	$11.777	$17.858	$16.917
Number of Accumulation Units outstanding at end of period (in thousands)	116	158	260	370	461	569	579	593	468	282
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.587	$22.744	$17.109	$15.043	$15.425	$14.137	$11.777	$17.858	$16.917	$14.311
Accumulation Unit Value at end of period	$23.875	$24.587	$22.744	$17.109	$15.043	$15.425	$14.137	$11.777	$17.858	$16.917
Number of Accumulation Units outstanding at end of period (in thousands)	116	158	260	370	461	569	579	593	468	282
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.888	$22.152	$16.706	$14.726	$15.137	$13.908	$11.615	$—	$—	$—
Accumulation Unit Value at end of period	$23.138	$23.888	$22.152	$16.706	$14.726	$15.137	$13.908	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	97	91	97	55	34	28	19	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.757	$22.042	$16.631	$14.667	$15.084	$13.866	$11.586	$17.621	$16.743	$14.206
Accumulation Unit Value at end of period	$23.000	$23.757	$22.042	$16.631	$14.667	$15.084	$13.866	$11.586	$17.621	$16.743
Number of Accumulation Units outstanding at end of period (in thousands)	24	31	39	64	83	89	106	102	99	94
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.963	$19.498	$14.749	$13.039	$13.444	$12.389	$10.378	$—	$—	$—
Accumulation Unit Value at end of period	$20.244	$20.963	$19.498	$14.749	$13.039	$13.444	$12.389	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	25	5	4	2	—	—	—	—

94

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$30.872	$24.326	$19.265
Accumulation Unit Value at end of period	$18.330	$23.139	$25.608	$26.240	$23.535	$28.388	$24.505	$14.380	$30.872	$24.326
Number of Accumulation Units outstanding at end of period (in thousands)	106	131	165	241	296	376	414	404	436	304
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$14.154	$30.448	$24.040	$19.076
Accumulation Unit Value at end of period	$17.791	$22.504	$24.954	$25.621	$23.026	$27.830	$24.071	$14.154	$30.448	$24.040
Number of Accumulation Units outstanding at end of period (in thousands)	9	14	17	40	50	63	68	69	42	29
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$24.989	$19.749	$15.687
Accumulation Unit Value at end of period	$14.485	$18.340	$20.357	$20.922	$18.822	$22.771	$19.716	$11.605	$24.989	$19.749
Number of Accumulation Units outstanding at end of period (in thousands)	49	67	71	114	138	176	193	200	259	240
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.890	$19.898	$20.491	$18.471	$22.391	$19.425	$11.457	$24.719	$19.575	$15.580
Accumulation Unit Value at end of period	$14.101	$17.890	$19.898	$20.491	$18.471	$22.391	$19.425	$11.457	$24.719	$19.575
Number of Accumulation Units outstanding at end of period (in thousands)	87	111	145	261	387	536	557	503	528	430
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.890	$19.898	$20.491	$18.471	$22.391	$19.425	$11.457	$24.719	$19.575	$15.580
Accumulation Unit Value at end of period	$14.101	$17.890	$19.898	$20.491	$18.471	$22.391	$19.425	$11.457	$24.719	$19.575
Number of Accumulation Units outstanding at end of period (in thousands)	87	111	145	261	387	536	557	503	528	430
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.595	$20.733	$21.405	$19.343	$23.507	$20.444	$12.088	$—	$—	$—
Accumulation Unit Value at end of period	$14.620	$18.595	$20.733	$21.405	$19.343	$23.507	$20.444	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	83	83	71	49	21	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.493	$20.630	$21.309	$19.266	$23.425	$20.383	$12.058	$26.095	$20.726	$16.546
Accumulation Unit Value at end of period	$14.533	$18.493	$20.630	$21.309	$19.266	$23.425	$20.383	$12.058	$26.095	$20.726
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	22	27	43	58	81	72	80	62
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.712	$17.571	$18.195	$16.492	$20.103	$17.536	$10.399	$—	$—	$—
Accumulation Unit Value at end of period	$12.316	$15.712	$17.571	$18.195	$16.492	$20.103	$17.536	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	8	12	14	8	—	—	—	—	—

95

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$14.848	$13.081	$10.956
Accumulation Unit Value at end of period	$12.394	$13.482	$15.431	$12.764	$10.980	$12.498	$11.726	$8.703	$14.848	$13.081
Number of Accumulation Units outstanding at end of period (in thousands)	629	721	870	1,051	1,310	1,625	1,877	2,174	2,381	2,146
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$8.566	$14.644	$12.927	$10.848
Accumulation Unit Value at end of period	$12.030	$13.112	$15.037	$12.463	$10.743	$12.252	$11.519	$8.566	$14.644	$12.927
Number of Accumulation Units outstanding at end of period (in thousands)	74	95	118	176	195	238	291	337	291	282
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$15.108	$13.349	$11.214
Accumulation Unit Value at end of period	$12.311	$13.432	$15.420	$12.793	$11.039	$12.602	$11.860	$8.829	$15.108	$13.349
Number of Accumulation Units outstanding at end of period (in thousands)	230	260	293	403	543	700	825	995	1,216	1,178
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.103	$15.072	$12.529	$10.833	$12.392	$11.685	$8.716	$14.945	$13.232	$11.138
Accumulation Unit Value at end of period	$11.985	$13.103	$15.072	$12.529	$10.833	$12.392	$11.685	$8.716	$14.945	$13.232
Number of Accumulation Units outstanding at end of period (in thousands)	374	452	557	880	1,093	1,327	1,613	1,875	2,004	2,126
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.103	$15.072	$12.529	$10.833	$12.392	$11.685	$8.716	$14.945	$13.232	$11.138
Accumulation Unit Value at end of period	$11.985	$13.103	$15.072	$12.529	$10.833	$12.392	$11.685	$8.716	$14.945	$13.232
Number of Accumulation Units outstanding at end of period (in thousands)	374	452	557	880	1,093	1,327	1,613	1,875	2,004	2,126
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.221	$14.093	$11.745	$10.180	$11.674	$11.036	$8.252	$—	$—	$—
Accumulation Unit Value at end of period	$11.151	$12.221	$14.093	$11.745	$10.180	$11.674	$11.036	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	216	210	233	244	236	183	162	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.154	$14.023	$11.692	$10.139	$11.633	$11.003	$8.232	$14.157	$12.572	$10.614
Accumulation Unit Value at end of period	$11.084	$12.154	$14.023	$11.692	$10.139	$11.633	$11.003	$8.232	$14.157	$12.572
Number of Accumulation Units outstanding at end of period (in thousands)	68	73	92	131	162	196	263	282	281	256
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.562	$18.000	$15.046	$13.080	$15.045	$14.265	$10.700	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$15.562	$18.000	$15.046	$13.080	$15.045	$14.265	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	21	19	10	7	—	—	—	—

96

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$15.583	$15.486	$12.932
Accumulation Unit Value at end of period	$14.789	$16.086	$16.836	$13.090	$10.997	$12.025	$11.389	$8.836	$15.583	$15.486
Number of Accumulation Units outstanding at end of period (in thousands)	915	1,121	1,364	1,931	2,394	3,127	3,809	4,386	5,011	3,865
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$8.697	$15.368	$15.304	$12.805
Accumulation Unit Value at end of period	$14.354	$15.644	$16.406	$12.781	$10.760	$11.789	$11.187	$8.697	$15.368	$15.304
Number of Accumulation Units outstanding at end of period (in thousands)	86	111	165	271	353	483	653	715	699	612
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$15.377	$15.328	$12.838
Accumulation Unit Value at end of period	$14.247	$15.543	$16.317	$12.724	$10.722	$11.760	$11.171	$8.693	$15.377	$15.328
Number of Accumulation Units outstanding at end of period (in thousands)	272	332	402	493	689	875	1,050	1,233	1,655	1,647
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.162	$15.948	$12.462	$10.522	$11.563	$11.006	$8.582	$15.211	$15.193	$12.750
Accumulation Unit Value at end of period	$13.870	$15.162	$15.948	$12.462	$10.522	$11.563	$11.006	$8.582	$15.211	$15.193
Number of Accumulation Units outstanding at end of period (in thousands)	601	746	941	1,327	1,709	2,120	2,628	3,088	3,512	2,993
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.162	$15.948	$12.462	$10.522	$11.563	$11.006	$8.582	$15.211	$15.193	$12.750
Accumulation Unit Value at end of period	$13.870	$15.162	$15.948	$12.462	$10.522	$11.563	$11.006	$8.582	$15.211	$15.193
Number of Accumulation Units outstanding at end of period (in thousands)	601	746	941	1,327	1,709	2,120	2,628	3,088	3,512	2,993
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.255	$15.032	$11.775	$9.967	$10.981	$10.478	$8.191	$—	$—	$—
Accumulation Unit Value at end of period	$13.007	$14.255	$15.032	$11.775	$9.967	$10.981	$10.478	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	144	168	201	134	155	142	122	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.177	$14.957	$11.722	$9.927	$10.942	$10.447	$8.170	$14.525	$14.551	$12.248
Accumulation Unit Value at end of period	$12.930	$14.177	$14.957	$11.722	$9.927	$10.942	$10.447	$8.170	$14.525	$14.551
Number of Accumulation Units outstanding at end of period (in thousands)	272	307	366	445	560	626	706	856	1,059	965
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.156	$19.203	$15.088	$12.810	$14.155	$13.547	$10.621	$—	$—	$—
Accumulation Unit Value at end of period	$16.517	$18.156	$19.203	$15.088	$12.810	$14.155	$13.547	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	45	32	10	11	10	6	—	—	—

(a) Inception date March 26, 2015.

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Seven and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2015, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Seven (the “Account”):

American Century VP Value Fund	BlackRock Large Cap Growth V.I. Fund
American Century VP Growth Fund	BlackRock Equity Dividend V.I. Fund
AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio)	UIF Core Plus Fixed Income Portfolio
AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio)	UIF Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)	UIF Mid Cap Growth Portfolio
AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio)	Invesco V.I. American Value Fund
AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio)	Morgan Stanley Mid Cap Growth Portfolio
Invesco V.I. Value Opportunities Fund	BlackRock Capital Appreciation V.I. Fund
Invesco V.I. Core Equity Fund	Columbia Variable Portfolio - International Opportunities Fund (Formerly Columbia Variable Portfolio - Marsico International Opportunities Fund)
Invesco V.I. Government Securities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III (Formerly Columbia Variable Portfolio - Marsico Focused Equities Fund)
Invesco V.I. High Yield Fund	Columbia Variable Portfolio - Asset Allocation Fund
Invesco V.I. International Growth Fund	Variable Portfolio - Loomis Sayles Growth Fund II (Formerly Columbia Variable Portfolio - Marsico Growth Fund)
Invesco V.I. Mid Cap Core Equity Fund	Columbia Variable Portfolio - Large Cap Growth Fund II (Formerly Columbia Variable Portfolio - Marsico 21st Century Fund)
Invesco V.I. Small Cap Equity Fund	Columbia Variable Portfolio - Dividend Opportunity Fund
Invesco V.I. Balanced Risk Allocation Fund	Columbia Variable Portfolio - Income Opportunities Fund
Invesco V.I. Diversified Dividend Fund	Columbia Variable Portfolio - Mid Cap Growth Fund (Formerly Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund)
Invesco V.I. Money Market Fund	Oppenheimer Capital Appreciation Fund/VA
American Century VP Mid Cap Value Fund	Oppenheimer Global Fund/VA
American Funds Global Bond Fund	Oppenheimer Main Street Fund®/VA
American Funds Global Growth and Income Fund	Oppenheimer Main Street Small Cap Fund/VA
American Funds Asset Allocation Fund	Oppenheimer Equity Income Fund/VA
American Funds Blue Chip Income and Growth Fund	Putnam VT Diversified Income Fund
American Funds Bond Fund	Putnam VT Global Asset Allocation Fund
American Funds Global Growth Fund	Putnam VT International Value Fund
American Funds Growth Fund	Putnam VT International Equity Fund
American Funds Growth-Income Fund	Putnam VT Small Cap Value Fund
American Funds International Fund	Putnam VT Voyager Fund
American Funds New World Fund	JPMorgan Insurance Trust Core Bond Portfolio
American Funds Global Small Capitalization Fund	JPMorgan Insurance Trust U.S. Equity Portfolio
Sterling Capital Equity Income VIF	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Sterling Capital Special Opportunities VIF	JPMorgan Insurance Trust Mid Cap Value Portfolio
Sterling Capital Total Return Bond VIF	Putnam VT Equity Income Fund
Columbia Variable Portfolio - Small Company Growth Fund	PIMCO All Asset Fund
Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund)	PIMCO Global Dividend Portfolio (Formerly PIMCO EqS Pathfinder Fund®)
Fidelity® VIP Growth Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
Fidelity® VIP Contrafund® Portfolio	Jennison 20/20 Focus Fund
Fidelity® VIP Mid Cap Portfolio	Jennison Fund
Fidelity® VIP Value Strategies Portfolio	Prudential Value Portfolio
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Prudential SP International Growth Portfolio
Fidelity® VIP Strategic Income Portfolio	ClearBridge Variable Dividend Strategy Portfolio (Formerly ClearBridge Variable Equity Income Portfolio)
Franklin Rising Dividends VIP Fund	Western Asset Variable Global High Yield Bond Portfolio
Franklin Income VIP Fund	Clearbridge Variable Large Cap Value Portfolio
Franklin Large Cap Growth VIP Fund	Invesco V.I. Growth and Income Fund
Franklin Global Real Estate VIP Fund	Invesco V.I. Comstock Fund
Franklin Small-Mid Cap Growth VIP Fund	Invesco V.I. American Franchise Fund
Franklin Small Cap Value VIP Fund	Invesco V.I. Mid Cap Growth Fund
Franklin Strategic Income VIP Fund	Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund)
Franklin Mutual Shares VIP Fund	Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund)
Templeton Developing Markets VIP Fund	Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund)
Templeton Foreign VIP Fund	Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund)
Templeton Growth VIP Fund	Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund)
Franklin Mutual Global Discovery VIP Fund	Wells Fargo VT Discovery Fund (Formerly Wells Fargo Advantage VT Discovery Fund)
Franklin Flex Cap Growth VIP Fund	Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund)
Templeton Global Bond VIP Fund	Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund)
Hartford Balanced HLS Fund	HIMCO VIT Index Fund
Hartford Total Return Bond HLS Fund	HIMCO VIT Portfolio Diversifier Fund
Hartford Capital Appreciation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
Hartford Dividend and Growth HLS Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund
Hartford Healthcare HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Global Growth HLS Fund	HIMCO VIT American Funds Global Bond Fund
Hartford Disciplined Equity HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund
Hartford Growth Opportunities HLS Fund	HIMCO VIT American Funds Global Growth Fund
Hartford High Yield HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
Hartford International Opportunities HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT American Funds Growth-Income Fund
Hartford MidCap HLS Fund	HIMCO VIT American Funds International Fund
Hartford MidCap Value HLS Fund	HIMCO VIT American Funds New World Fund
Hartford Ultrashort Bond HLS Fund	MFS Core Equity Portfolio (Merged with MFS® Core Equity Fund)
Hartford Small Company HLS Fund	MFS Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund)
Hartford SmallCap Growth HLS Fund	MFS Research International Portfolio (Merged with MFS® Research International Fund)
Hartford Stock HLS Fund	Franklin Large Cap Value VIP Fund
Hartford U.S. Government Securities HLS Fund	Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund)
Hartford Value HLS Fund	Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund)
Huntington VA Dividend Capture Fund	Hartford Index HLS Fund (merged with HIMCO VIT Index Fund)
Huntington VA International Equity Fund	American Funds Asset Allocation HLS Fund (merged with HIMCO VIT American Funds Asset Allocation Fund)
Huntington VA Situs Fund	American Funds Blue Chip Income and Growth HLS Fund (merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund)
Lord Abbett Fundamental Equity Fund	American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund)
Lord Abbett Calibrated Dividend Growth Fund	American Funds Global Bond HLS Fund (merged with HIMCO VIT American Funds Global Bond Fund)
Lord Abbett Bond Debenture Fund	American Funds Global Growth and Income HLS Fund (merged with HIMCO VIT American Funds Global Growth and Income Fund)
Lord Abbett Growth and Income Fund	American Funds Global Growth HLS Fund (merged with HIMCO VIT American Funds Global Growth Fund)
American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund)
MFS® Growth Fund	American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund)
MFS® Global Equity Fund	American Funds Growth-Income HLS Fund (merged with HIMCO VIT American Funds Growth-Income Fund)
American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund)
MFS® Investors Trust Fund	American Funds New World HLS Fund (merged with HIMCO VIT American Funds New World Fund)
MFS® Mid Cap Growth Fund	Hartford Portfolio Diversifier HLS Fund (merged with HIMCO VIT Portfolio Diversifier Fund)
MFS® New Discovery Fund	Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund)
MFS® Total Return Fund	Huntington VA Growth Fund
MFS® Value Fund	Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund)
MFS Total Return Bond Series (Formerly MFS® Research Bond Fund)	Huntington VA Rotating Markets Fund
MFS® Research International Fund (Merged with MFS® Research International Portfolio)	Huntington VA Mortgage Securities Fund
MFS® Research Fund	JPMorgan Insurance Trust Equity Index Portfolio
MFS® High Yield Portfolio	JPMorgan Insurance Trust Intrepid Growth Portfolio
BlackRock Global Allocation V.I. Fund	JPMorgan Insurance Trust Mid Cap Growth Portfolio
BlackRock Global Opportunities V.I. Fund

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2015, the results of their operations for each of the periods then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2016

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,904,242	5,971,619	1,563,766	247,526	685,378	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	2,124,717	80,675	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,023,212	34,410,543	107,843,958
class S2	—	—	—	—	—	—	—	—	1,505,938	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	2,124,717	80,675	4,904,242	5,971,619	1,563,766	247,526	685,378	16,023,212	35,916,481	107,843,958
Due from Sponsor Company	—	—	—	—	2,425	—	—	—	—	—
Receivable for fund shares sold	40	1	190	644	—	10	33	9,381	11,678	27,046
Other assets	1	—	—	1	—	—	—	1	—	9
Total assets	2,124,758	80,676	4,904,432	5,972,264	1,566,191	247,536	685,411	16,032,594	35,928,159	107,871,013

Liabilities:
Due to Sponsor Company	40	1	190	644	—	10	33	9,381	11,678	27,046
Payable for fund shares purchased	—	—	—	—	2,425	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	1	—
Total liabilities	40	1	190	644	2,425	11	33	9,381	11,679	27,046

Net assets:
For contract liabilities	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	4,904,242	5,971,620	1,563,766	247,525	685,378	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	2,124,718	80,675	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	16,023,213	34,410,541	107,843,967
class S2	—	—	—	—	—	—	—	—	1,505,939	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	451,172	445,311	91,182	17,680	37,269	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	239,810	6,323	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,049,004	1,016,860	9,361,455
class S2	—	—	—	—	—	—	—	—	45,088	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	239,810	6,323	451,172	445,311	91,182	17,680	37,269	2,049,004	1,061,948	9,361,455

Cost	$1,668,222	$73,375	$5,136,189	$5,928,981	$1,642,938	$217,896	$615,753	$18,480,946	$30,866,612	$113,269,360

Deferred contracts in the accumulation period:
Units owned by participants #	134,163	5,349	374,626	823,877	89,305	16,927	81,034	11,186,965	2,521,625	80,832,529
Minimum unit fair value #*	$15.152060	$15.082330	$11.640180	$6.474516	$15.442929	$11.258625	$7.512157	$1.290019	$1.128063	$1.188970
Maximum unit fair value #*	$16.700570	$15.082330	$17.598041	$13.688633	$25.699328	$12.367875	$15.037842	$19.810476	$19.168832	$10.174815
Contract liability	$2,124,718	$80,675	$4,904,242	$5,872,565	$1,563,766	$206,218	$685,378	$15,868,775	$35,560,560	$107,084,614

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	14,314	—	3,446	—	103,006	35,757	553,348
Minimum unit fair value #*	$—	$—	$—	$6.920260	$—	$11.986453	$—	$1.447151	$1.244670	$1.333848
Maximum unit fair value #*	$—	$—	$—	$6.920260	$—	$11.986453	$—	$1.522530	$16.718991	$1.403329
Contract liability	$—	$—	$—	$99,055	$—	$41,307	$—	$154,438	$355,920	$759,353

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	28,150,077	45,245,757
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	128,925	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	700,922	29,341,288	34,066,268	21,441,418	—	—	52,097,147	—	—	—
class S2	—	11,524,587	76,174	3,622,285	2,128,861	7,294	1,140,437	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	700,922	40,865,875	34,142,442	25,063,703	2,128,861	7,294	53,237,584	128,925	28,150,077	45,245,757
Due from Sponsor Company	—	—	—	—	734	—	—	—	—	—
Receivable for fund shares sold	45	28,782	91,413	56,369	—	—	63,083	2	48,470	45,966
Other assets	—	1	3	2	—	—	—	—	—	—
Total assets	700,967	40,894,658	34,233,858	25,120,074	2,129,595	7,294	53,300,667	128,927	28,198,547	45,291,723

Liabilities:
Due to Sponsor Company	45	28,782	91,413	56,369	—	—	63,083	2	48,470	45,966
Payable for fund shares purchased	—	—	—	—	734	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	2	1
Total liabilities	45	28,782	91,413	56,369	734	—	63,083	2	48,472	45,967

Net assets:
For contract liabilities	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	28,150,075	45,245,756
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	128,925	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	700,922	29,341,289	34,066,271	21,441,421	—	—	52,097,147	—	—	—
class S2	—	11,524,587	76,174	3,622,284	2,128,861	7,294	1,140,437	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	2,575,487	3,669,567
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	7,007	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	138,522	876,121	2,810,748	1,215,500	—	—	52,097,147	—	—	—
class S2	—	348,807	6,396	213,578	211,197	315	1,140,437	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	138,522	1,224,928	2,817,144	1,429,078	211,197	315	53,237,584	7,007	2,575,487	3,669,567

Cost	$768,369	$33,950,469	$35,461,407	$25,028,811	$2,482,278	$4,882	$53,237,584	$114,958	$29,357,871	$41,244,176

Deferred contracts in the accumulation period:
Units owned by participants #	283,298	13,490,074	15,793,790	1,272,911	182,225	456	5,525,313	7,844	2,347,719	3,268,653
Minimum unit fair value #*	$1.651934	$2.069189	$1.947140	$14.489105	$11.189212	$16.010378	$9.328886	$15.759549	$10.698377	$12.724581
Maximum unit fair value #*	$19.249271	$18.070243	$17.952080	$22.785812	$12.255624	$16.010378	$9.875737	$17.388781	$12.992812	$19.628353
Contract liability	$697,672	$40,822,602	$33,949,314	$25,010,873	$2,128,861	$7,294	$52,929,152	$128,925	$27,911,275	$45,154,742

Contracts in payout (annuitization) period:
Units owned by participants #	1,762	18,168	86,003	2,516	—	—	31,926	—	19,421	6,542
Minimum unit fair value #*	$1.844510	$2.321184	$2.184304	$20.681410	$—	$—	$9.660757	$—	$12.011377	$13.823100
Maximum unit fair value #*	$1.844510	$2.442096	$2.298102	$21.584066	$—	$—	$9.660757	$—	$12.406175	$14.302496
Contract liability	$3,250	$43,274	$193,131	$52,832	$—	$—	$308,432	$—	$238,800	$91,014

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio — Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,404,442
class 2	157,779,282	78,142,225	142,174,434	55,461,336	412,477,548	363,762,710	86,358,472	32,198,953	37,224,566	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	157,779,282	78,142,225	142,174,434	55,461,336	412,477,548	363,762,710	86,358,472	32,198,953	37,224,566	4,404,442
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	42,555	117,367	206,197	127,197	437,431	281,670	132,110	53,584	26,891	4,699
Other assets	—	5	—	2	—	—	3	3	—	2
Total assets	157,821,837	78,259,597	142,380,631	55,588,535	412,914,979	364,044,380	86,490,585	32,252,540	37,251,457	4,409,143

Liabilities:
Due to Sponsor Company	42,555	117,367	206,197	127,197	437,431	281,670	132,110	53,584	26,891	4,699
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	1	—	2	1	—	—	4	—
Total liabilities	42,556	117,367	206,198	127,197	437,433	281,671	132,110	53,584	26,895	4,699

Net assets:
For contract liabilities	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	4,404,444.00
class 2	157,779,281.00	78,142,230.00	142,174,433.00	55,461,338.00	412,477,546.00	363,762,709.00	86,358,475.00	32,198,956.00	37,224,562.00	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$4,404,444

Shares:
class 1	—	—	—	—	—	—	—	—	—	261,391
class 2	7,715,368	6,246,381	13,438,037	2,117,653	6,093,626	8,076,437	4,792,368	1,720,949	1,557,513	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	7,715,368	6,246,381	13,438,037	2,117,653	6,093,626	8,076,437	4,792,368	1,720,949	1,557,513	261,391

Cost	$127,646,634	$66,029,650	$146,586,856	$45,719,234	$353,744,995	$307,400,205	$84,784,108	$31,582,455	$30,400,335	$3,667,866

Deferred contracts in the accumulation period:
Units owned by participants #	8,427,017	48,492,646	9,312,778	2,612,047	22,342,121	18,369,639	5,841,843	1,331,761	1,729,449	2,082,425
Minimum unit fair value #*	$16.763690	$1.432884	$11.817054	$15.159679	$13.418454	$17.673324	$10.508830	$15.371349	$16.245110	$1.487483
Maximum unit fair value #*	$22.401690	$20.862670	$17.419959	$26.256763	$24.946652	$24.358516	$17.917229	$29.705123	$26.264423	$21.055977
Contract liability	$156,006,522	$77,142,587	$141,053,798	$55,111,193	$410,550,282	$361,481,036	$85,879,806	$32,135,314	$37,057,290	$4,355,952

Contracts in payout (annuitization) period:
Units owned by participants #	88,728	610,410	70,833	15,932	95,662	109,245	29,221	2,498	7,196	29,195
Minimum unit fair value #*	$18.548714	$1.608653	$14.765618	$18.478896	$15.037922	$19.555418	$12.930989	$23.780261	$18.513663	$1.660979
Maximum unit fair value #*	$21.086636	$1.693904	$16.397494	$24.863455	$23.481826	$22.928456	$17.715641	$27.961291	$26.187286	$1.660979
Contract liability	$1,772,759	$999,643	$1,120,635	$350,145	$1,927,264	$2,281,673	$478,669	$63,642	$167,272	$48,492

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$860,044	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,559	—	—	—	—	—	—	163,392,214	348,967,456	27,760,345
class 4	—	—	—	—	—	—	—	1,198,388	39,205,944	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,819,854	18,538,796	14,496,070	657,526	388,821	126,048	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	866,603	1,819,854	18,538,796	14,496,070	657,526	388,821	126,048	164,590,602	388,173,400	27,760,345
Due from Sponsor Company	—	—	—	134	—	—	—	—	—	—
Receivable for fund shares sold	42	510	7,420	—	33	21	3	148,872	1,346,697	13,909
Other assets	—	1	—	—	—	1	—	—	—	1
Total assets	866,645	1,820,365	18,546,216	14,496,204	657,559	388,843	126,051	164,739,474	389,520,097	27,774,255

Liabilities:
Due to Sponsor Company	42	510	7,420	—	33	21	3	148,872	1,346,697	13,909
Payable for fund shares purchased	—	—	—	134	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	—	—	6	—
Total liabilities	42	510	7,421	134	33	21	3	148,872	1,346,703	13,909

Net assets:
For contract liabilities	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048	$164,590,602	$388,173,394	$27,760,346

Contract Liabilities:
class 1	$860,044	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,559	—	—	—	—	—	—	163,392,212	348,967,451	27,760,346
class 4	—	—	—	—	—	—	—	1,198,390	39,205,943	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,819,855	18,538,795	14,496,070	657,526	388,822	126,048	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048	$164,590,602	$388,173,394	$27,760,346

Shares:
class 1	36,912	—	—	—	—	—	—	—	—	—
class 2	291	—	—	—	—	—	—	6,609,717	24,575,173	1,534,569
class 4	—	—	—	—	—	—	—	48,303	2,705,724	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	27,993	557,390	455,422	44,913	30,957	11,982	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	37,203	27,993	557,390	455,422	44,913	30,957	11,982	6,658,020	27,280,897	1,534,569

Cost	$934,946	$1,545,297	$13,467,734	$12,561,823	$425,841	$365,817	$138,508	$133,749,280	$410,876,836	$26,044,478

Deferred contracts in the accumulation period:
Units owned by participants #	535,224	107,341	1,141,749	937,616	41,242	21,840	9,535	7,708,444	21,445,205	1,625,072
Minimum unit fair value #*	$1.240038	$14.642328	$13.921934	$13.966192	$14.071258	$16.094376	$10.854415	$15.425631	$11.694345	$15.486753
Maximum unit fair value #*	$26.845844	$25.094714	$23.397616	$24.598767	$27.972560	$26.444221	$13.927036	$23.658767	$21.036534	$20.713156
Contract liability	$866,603	$1,739,997	$18,435,161	$14,488,513	$657,526	$388,822	$126,048	$163,466,541	$384,720,984	$27,620,018

Contracts in payout (annuitization) period:
Units owned by participants #	—	5,244	6,935	499	—	—	—	51,011	181,457	7,969
Minimum unit fair value #*	$—	$15.227536	$14.822883	$14.869978	$—	$—	$—	$21.303153	$12.499824	$17.336627
Maximum unit fair value #*	$—	$15.227536	$15.294932	$15.343557	$—	$—	$—	$22.410745	$19.926915	$18.195479
Contract liability	$—	$79,858	$103,634	$7,557	$—	$—	$—	$1,124,061	$3,452,410	$140,328

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$99,848,010	$—	$13,105,462	$—	$—	$—	$—
class 2	857,473	49,455,418	8,480,128	429,433	193,869,757	—	65,946,628	112,029,804	61,053,530	11,469,770
class 4	—	2,604,250	3,439,665	22,637,150	26,007,561	1,796,829	5,151,603	11,337,272	5,565,310	1,429,537
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	857,473	52,059,668	11,919,793	122,914,593	219,877,318	14,902,291	71,098,231	123,367,076	66,618,840	12,899,307
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	31	15,554	24,328	49,852	123,165	8,045	69,335	71,606	28,894	6,090
Other assets	—	3	—	—	—	1	4	—	2	1
Total assets	857,504	52,075,225	11,944,121	122,964,445	220,000,483	14,910,337	71,167,570	123,438,682	66,647,736	12,905,398

Liabilities:
Due to Sponsor Company	31	15,554	24,328	49,852	123,165	8,045	69,335	71,606	28,894	6,090
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	1	—	2	—	—	1	—	—
Total liabilities	33	15,554	24,329	49,852	123,167	8,045	69,335	71,607	28,894	6,090

Net assets:
For contract liabilities	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235	$123,367,075	$66,618,842	$12,899,308

Contract Liabilities:
class 1	$—	$—	$—	$99,848,010	$—	$13,105,461	$—	$—	$—	$—
class 2	857,471	49,455,420	8,480,127	429,432	193,869,756	—	65,946,632	112,029,804	61,053,533	11,469,771
class 4	—	2,604,251	3,439,665	22,637,151	26,007,560	1,796,831	5,151,603	11,337,271	5,565,309	1,429,537
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235	$123,367,075	$66,618,842	$12,899,308

Shares:
class 1	—	—	—	9,464,267	—	2,057,372	—	—	—	—
class 2	55,250	2,795,671	479,645	42,060	10,097,383	—	4,995,957	8,410,646	3,151,963	1,617,739
class 4	—	142,855	191,518	2,168,309	1,346,147	283,412	387,630	843,547	283,078	207,179
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	55,250	2,938,526	671,163	11,674,636	11,443,530	2,340,784	5,383,587	9,254,193	3,435,041	1,824,918

Cost	$863,513	$60,431,422	$12,230,192	$140,871,660	$189,527,648	$22,027,435	$76,877,590	$113,251,749	$67,075,802	$17,397,142

Deferred contracts in the accumulation period:
Units owned by participants #	36,102	3,357,929	875,718	6,755,618	11,719,176	1,062,589	5,696,681	8,440,065	2,709,741	777,477
Minimum unit fair value #*	$18.510266	$10.475364	$12.110670	$10.910401	$11.470656	$5.930693	$8.522120	$9.924882	$12.336647	$15.044322
Maximum unit fair value #*	$23.424914	$23.742360	$22.385491	$23.574221	$24.690138	$19.610597	$15.357842	$17.869700	$29.736312	$21.778839
Contract liability	$824,187	$51,873,610	$11,903,947	$121,543,579	$218,148,349	$14,869,116	$70,706,561	$122,449,776	$66,287,143	$12,876,884

Contracts in payout (annuitization) period:
Units owned by participants #	1,465	9,781	1,170	65,906	81,206	2,832	28,826	56,121	15,034	1,336
Minimum unit fair value #*	$22.478049	$11.836928	$12.940456	$12.568079	$12.260913	$6.314641	$12.394034	$14.788608	$13.186426	$16.781173
Maximum unit fair value #*	$23.424914	$21.361069	$15.277107	$22.190598	$23.240668	$18.459172	$14.180682	$16.820502	$28.167747	$16.781173
Contract liability	$33,284	$186,061	$15,845	$1,371,014	$1,728,967	$33,176	$391,674	$917,299	$331,699	$22,424

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	209,529	—	—	—	—	—	—	—	—	—
class 4	14,710,180	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	5,437,888	102,008,389	101,407,996	72,385,499	—	405,992	12,315,193	28,406,553	6,989,260
class IB	—	8,917,589	23,296,252	20,808,284	15,090,745	157,224	628,195	220,087	1,123,787	458,785
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	14,919,709	14,355,477	125,304,641	122,216,280	87,476,244	157,224	1,034,187	12,535,280	29,530,340	7,448,045
Due from Sponsor Company	2,499	—	—	—	—	—	—	6,685	2,954	3,565
Receivable for fund shares sold	—	1,732	119,858	108,089	110,030	6	48	—	—	—
Other assets	1	—	2	—	—	1	—	2	—	—
Total assets	14,922,209	14,357,209	125,424,501	122,324,369	87,586,274	157,231	1,034,235	12,541,967	29,533,294	7,451,610

Liabilities:
Due to Sponsor Company	—	1,732	119,858	108,089	110,030	6	48	—	—	—
Payable for fund shares purchased	2,499	—	—	—	—	—	—	6,685	2,954	3,565
Other liabilities	—	2	—	3	1	—	4	—	—	—
Total liabilities	2,499	1,734	119,858	108,092	110,031	6	52	6,685	2,954	3,565

Net assets:
For contract liabilities	$14,919,710	$14,355,475	125,304,643	122,216,277	87,476,243	157,225	1,034,183	12,535,282	29,530,340	7,448,045

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	209,529	—	—	—	—	—	—	—	—	—
class 4	14,710,181	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	5,437,887	102,008,388	101,407,997	72,385,496	—	405,990	12,315,195	28,406,552	6,989,260
class IB	—	8,917,588	23,296,255	20,808,280	15,090,747	157,225	628,193	220,087	1,123,788	458,785
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$14,919,710	$14,355,475	$125,304,643	$122,216,277	$87,476,243	$157,225	$1,034,183	$12,535,282	$29,530,340	$7,448,045

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	13,261	—	—	—	—	—	—	—	—	—
class 4	909,159	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	204,278	9,332,881	2,281,908	3,276,845	—	16,646	790,449	814,875	925,729
class IB	—	330,404	2,143,169	473,669	685,320	5,355	25,969	14,236	33,288	61,748
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	922,420	534,682	11,476,050	2,755,577	3,962,165	5,355	42,615	804,685	848,163	987,477

Cost	$16,595,770	$12,096,185	127,096,894	112,022,935	78,241,573	88,697	898,911	10,721,331	23,972,586	8,413,897

Deferred contracts in the accumulation period:
Units owned by participants #	1,100,452	5,152,218	21,257,680	13,998,080	9,923,667	29,297	238,187	763,482	1,786,308	520,784
Minimum unit fair value #*	$10.507075	$1.321363	$1.350666	$1.881800	$1.759300	$5.111962	$1.143440	$2.281790	$2.672219	$2.004876
Maximum unit fair value #*	$14.622428	$19.456657	$13.555555	$25.058950	$22.552591	$5.392026	$23.231381	$26.543868	$28.377928	$19.320750
Contract liability	$14,895,328	$14,209,910	$124,877,255	$121,988,177	$87,084,985	$157,225	$957,442	$12,286,316	$29,489,790	$7,433,110

Contracts in payout (annuitization) period:
Units owned by participants #	1,775	85,230	228,303	79,054	159,969	—	19,268	16,856	2,397	2,251
Minimum unit fair value #*	$13.421935	$1.475514	$1.508146	$2.101322	$1.964549	$—	$2.730313	$2.337403	$16.917713	$2.004876
Maximum unit fair value #*	$13.849283	$1.792102	$12.221198	$14.357927	$15.212305	$—	$12.787733	$17.450480	$16.917713	$15.319244
Contract liability	$24,382	$145,565	$427,388	$228,100	$391,258	$—	$76,741	$248,966	$40,550	$14,935

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,154,373	1,333,677	—	—	62,547,300	1,486,381	828,478	576,582	3,575,408	1,137,226
class IB	3,440,967	317,286	898,289	471,762	4,270,789	1,691,443	86,271	6,561,680	1,356,511	273,434
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	7,595,340	1,650,963	898,289	471,762	66,818,089	3,177,824	914,749	7,138,262	4,931,919	1,410,660
Due from Sponsor Company	1,705	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	1,839	35	26	27,747	128	2,242	862	258	285
Other assets	2	—	—	—	11	3	—	—	—	—
Total assets	7,597,047	1,652,802	898,324	471,788	66,845,847	3,177,955	916,991	7,139,124	4,932,177	1,410,945

Liabilities:
Due to Sponsor Company	—	1,839	35	26	27,747	128	2,242	862	258	285
Payable for fund shares purchased	1,705	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	—	—	2	—	1	1
Total liabilities	1,705	1,839	36	27	27,747	128	2,244	862	259	286

Net assets:
For contract liabilities	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747	$7,138,262	$4,931,918	$1,410,659

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,154,373	1,333,677	—	—	62,547,310	1,486,382	828,475	576,581	3,575,407	1,137,225
class IB	3,440,969	317,286	898,288	471,761	4,270,790	1,691,445	86,272	6,561,681	1,356,511	273,434
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747	$7,138,262	$4,931,918	$1,410,659

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	292,767	179,016	—	—	6,260,991	84,839	33,232	9,002	345,784	72,992
class IB	239,622	42,877	27,130	38,543	428,364	102,699	3,539	102,478	131,445	17,562
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	532,389	221,893	27,130	38,543	6,689,355	187,538	36,771	111,480	477,229	90,554

Cost	$6,641,767	$1,885,782	$704,793	$485,420	$66,923,986	$3,534,176	$969,713	$5,397,608	$5,040,882	$1,022,883

Deferred contracts in the accumulation period:
Units owned by participants #	1,404,989	102,012	120,557	65,761	58,624,184	757,630	74,024	3,906,528	630,736	136,796
Minimum unit fair value #*	$1.497090	$14.428334	$7.190783	$2.369487	$0.830817	$1.867465	$2.499958	$1.282159	$1.126296	$1.883374
Maximum unit fair value #*	$17.126028	$25.790155	$7.190783	$27.516946	$9.728870	$23.410469	$30.424194	$24.453397	$11.523427	$21.959894
Contract liability	$7,473,967	$1,650,963	$866,897	$471,761	$65,852,152	$3,157,828	$914,747	$7,028,383	$4,931,918	$1,407,583

Contracts in payout (annuitization) period:
Units owned by participants #	22,262	—	4,365	—	923,810	8,698	—	65,541	—	209
Minimum unit fair value #*	$1.671802	$—	$7.190783	$—	$0.927662	$2.085320	$—	$1.431800	$—	$14.682986
Maximum unit fair value #*	$10.438257	$—	$7.190783	$—	$1.074461	$2.649586	$—	$1.770009	$—	$14.682986
Contract liability	$121,375	$—	$31,391	$—	$965,948	$19,999	$—	$109,879	$—	$3,076

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Huntington VA Dividend Capture Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	29,850,732	5,128,323	54,266,258	19,659,630
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	850,415	—	219,048	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,564,490	3,520,410	10,198,324	1,843,007	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,608,991	4,353,545	—	—	—	—	—	—	—	—
Total investments	4,608,991	4,353,545	1,564,490	3,520,410	10,198,324	1,843,007	30,701,147	5,128,323	54,485,306	19,659,630
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	247	249	20,089	150	918	120	10,093	25,627	17,084	1,179
Other assets	—	—	1	—	1	1	4	1	1	—
Total assets	4,609,238	4,353,794	1,584,580	3,520,560	10,199,243	1,843,128	30,711,244	5,153,951	54,502,391	19,660,809

Liabilities:
Due to Sponsor Company	247	249	20,089	150	918	120	10,093	25,627	17,084	1,179
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	—	—	—	—	—	3
Total liabilities	248	249	20,089	150	918	120	10,093	25,627	17,084	1,182

Net assets:
For contract liabilities	$4,608,990	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008	$30,701,151	$5,128,324	$54,485,307	$19,659,627

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	29,850,736	5,128,324	54,266,260	19,659,627
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	850,415	—	219,047	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,564,491	3,520,410	10,198,325	1,843,008	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	4,608,990	4,353,545	—	—	—	—	—	—	—	—
Total contract liabilities	$4,608,990	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008	$30,701,151	$5,128,324	$54,485,307	$19,659,627

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	743,110	278,865	2,041,620	2,394,596
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	21,755	—	8,329	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	96,099	258,854	915,469	57,218	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	379,029	251,070	—	—	—	—	—	—	—	—
Total shares	379,029	251,070	96,099	258,854	915,469	57,218	764,865	278,865	2,049,949	2,394,596

Cost	$4,663,152	$4,792,554	$1,701,958	$3,739,593	$10,292,165	$1,277,187	$24,692,482	$4,266,179	42,786,703	17,976,200

Deferred contracts in the accumulation period:
Units owned by participants #	919,469	1,842,192	87,998	223,166	685,516	141,073	2,196,041	243,837	3,632,842	2,265,867
Minimum unit fair value #*	$1.913962	$1.720408	$15.248504	$15.172809	$13.709500	$12.334885	$9.758613	$17.637962	$13.278349	$7.858765
Maximum unit fair value #*	$21.181886	$23.001022	$18.634025	$19.618706	$17.613416	$18.259686	$25.520887	$25.428183	$20.496690	$26.829655
Contract liability	$4,608,990	$4,353,545	$1,564,491	$3,520,410	$10,181,629	$1,843,008	$30,573,838	$5,064,536	$54,137,445	$19,611,112

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	1,109	—	8,264	2,909	21,865	5,358
Minimum unit fair value #*	$—	$—	$—	$—	$15.059924	$—	$10.878549	$19.840763	$14.670334	$8.683895
Maximum unit fair value #*	$—	$—	$—	$—	$15.059924	$—	$17.365131	$24.086895	$17.563008	$9.318545
Contract liability	$—	$—	$—	$—	$16,696	$—	$127,313	$63,788	$347,862	$48,515

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	38,427	445,990	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	270,210	—	—	760,676
class INIT	32,847,902	159,199,774	45,197,219	72,721,080	3,977,640	31,860,610	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	84,733	9,691,563	21,690,030	13,953,847	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	32,932,635	168,891,337	66,887,249	86,674,927	3,977,640	31,860,610	270,210	38,427	445,990	760,676
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	8,692	36,611	30,223	28,922	205	78,423	6	2	26	16
Other assets	—	1	4	—	—	—	—	—	—	—
Total assets	32,941,327	168,927,949	66,917,476	86,703,849	3,977,845	31,939,033	270,216	38,429	446,016	760,692

Liabilities:
Due to Sponsor Company	8,692	36,611	30,223	28,922	205	78,423	6	2	26	16
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	1	—	1	—	—	—	—
Total liabilities	8,693	36,611	30,223	28,923	205	78,424	6	2	26	16

Net assets:
For contract liabilities	$32,932,634	$168,891,338	$66,887,253	$86,674,926	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	38,427	445,990	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	270,210	—	—	760,676
class INIT	32,847,902	159,199,774	45,197,223	72,721,080	3,977,640	31,860,609	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	84,732	9,691,564	21,690,030	13,953,846	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$32,932,634	$168,891,338	$66,887,253	$86,674,926	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	2,402	32,818	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	20,722	—	—	75,840
class INIT	2,120,588	7,044,238	2,457,706	5,593,930	149,087	5,867,516	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,864	435,380	1,197,022	1,091,850	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	2,126,452	7,479,618	3,654,728	6,685,780	149,087	5,867,516	20,722	2,402	32,818	75,840

Cost	$33,367,629	$151,444,700	$52,589,688	$85,565,172	$3,479,377	$36,103,096	$308,256	$35,236	$368,128	$730,157

Deferred contracts in the accumulation period:
Units owned by participants #	1,726,493	9,363,471	3,161,693	6,501,390	215,997	3,181,296	23,105	2,286	25,661	50,589
Minimum unit fair value #*	$13.219046	$12.462171	$14.113297	$10.853721	$16.990357	$9.703703	$11.291541	$16.784034	$14.612422	$14.489678
Maximum unit fair value #*	$28.487813	$22.405046	$28.070442	$14.643974	$21.976231	$10.190929	$11.840632	$16.862821	$23.890870	$15.225851
Contract liability	$32,669,538	$168,011,265	$66,792,357	$86,619,061	$3,964,533	$31,659,403	$270,210	$38,427	$445,990	$760,676

Contracts in payout (annuitization) period:
Units owned by participants #	11,966	44,417	3,970	4,106	691	20,088	—	—	—	—
Minimum unit fair value #*	$15.158970	$13.690010	$15.503838	$13.430579	$18.630215	$9.975626	$—	$—	$—	$—
Maximum unit fair value #*	$26.149002	$21.089871	$26.589794	$13.873369	$19.246012	$10.063717	$—	$—	$—	$—
Contract liability	$263,096	$880,073	$94,896	$55,865	$13,107	$201,206	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(7) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account (10)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$6,236,463	$2,685,617	$5,211,772
class 2	—	—	—	—	—	—	6,007,105	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	42,783	262,036	1,673,534	—	—	—	—	—	—	—
class III	—	—	—	—	—	624,328	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	721,692	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	128,306	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	42,783	262,036	1,673,534	721,692	128,306	624,328	6,007,105	6,236,463	2,685,617	5,211,772
Due from Sponsor Company	—	—	—	284	—	—	—	—	—	—
Receivable for fund shares sold	2	14	72	—	5	13	868	824	151	8,916
Other assets	—	—	—	—	—	—	—	1	—	1
Total assets	42,785	262,050	1,673,606	721,976	128,311	624,341	6,007,973	6,237,288	2,685,768	5,220,689

Liabilities:
Due to Sponsor Company	2	14	72	—	5	13	868	824	151	8,916
Payable for fund shares purchased	—	—	—	284	—	—	—	—	—	—
Other liabilities	—	1	—	1	—	—	2	—	1	—
Total liabilities	2	15	72	285	5	13	870	824	152	8,916

Net assets:
For contract liabilities	$42,783	$262,035	$1,673,534	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$6,236,464	$2,685,616	$5,211,773
class 2	—	—	—	—	—	—	6,007,103	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	42,783	262,035	1,673,534	—	—	—	—	—	—	—
class III	—	—	—	—	—	624,328	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	721,691	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	128,306	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$42,783	$262,035	$1,673,534	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773

Shares:
class 1	—	—	—	—	—	—	—	391,246	192,242	206,570
class 2	—	—	—	—	—	—	342,285	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,186	9,036	169,902	—	—	—	—	—	—	—
class III	—	—	—	—	—	70,866	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	46,411	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	4,335	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	4,186	9,036	169,902	46,411	4,335	70,866	342,285	391,246	192,242	206,570

Cost	$42,283	$239,765	$1,839,724	$649,104	$151,185	$632,645	$4,537,229	$6,146,076	$2,871,001	$3,861,251

Deferred contracts in the accumulation period:
Units owned by participants #	4,119	17,531	114,453	46,583	8,862	40,469	2,962,942	2,607,577	1,609,288	2,442,568
Minimum unit fair value #*	$10.386757	$14.633999	$13.459669	$14.058086	$13.128552	$14.673899	$1.504877	$1.705926	$1.370359	$1.614544
Maximum unit fair value #*	$10.386757	$15.157585	$24.847071	$23.979385	$14.645554	$16.715913	$16.231834	$22.805083	$18.010756	$21.751297
Contract liability	$42,783	$262,035	$1,673,534	$721,691	$128,306	$624,328	$5,965,279	$6,134,623	$2,676,370	$5,150,301

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	24,891	53,464	6,042	34,097
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.680317	$1.904834	$1.530186	$1.802845
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.680317	$1.904834	$1.530186	$1.802845
Contract liability	$—	$—	$—	$—	$—	$—	$41,824	$101,841	$9,246	$61,472

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(8) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(9) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(10) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$1,493,217	$7,817,513	$6,144,080	$7,843,269	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	14,450,912
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	925,015	5,721,913	544,744	4,687,397	274,799	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,493,217	7,817,513	6,144,080	7,843,269	925,015	5,721,913	544,744	4,687,397	274,799	14,450,912
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	94	833	6,083	9,298	38	415	24	444	11	1,518
Other assets	—	1	2	—	—	4	—	1	—	—
Total assets	1,493,311	7,818,347	6,150,165	7,852,567	925,053	5,722,332	544,768	4,687,842	274,810	14,452,430

Liabilities:
Due to Sponsor Company	94	833	6,083	9,298	38	415	24	444	11	1,518
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	—	1	1	—	—	—	—	—
Total liabilities	96	833	6,083	9,299	39	415	24	444	11	1,518

Net assets:
For contract liabilities	$1,493,215	$7,817,514	$6,144,082	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912

Contract Liabilities:
class 1	$1,493,215	$7,817,514	$6,144,082	$7,843,268	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	14,450,912
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	925,014	5,721,917	544,744	4,687,398	274,799	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,493,215	$7,817,514	$6,144,082	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912

Shares:
class 1	101,857	401,722	761,348	382,598	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	2,323,298
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	16,880	152,219	18,797	222,679	23,268	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	101,857	401,722	761,348	382,598	16,880	152,219	18,797	222,679	23,268	2,323,298

Cost	$1,064,070	$5,977,086	$7,058,390	$5,846,621	$841,726	$4,234,301	$396,358	$3,920,891	$266,697	$15,821,203

Deferred contracts in the accumulation period:
Units owned by participants #	574,194	633,911	605,155	594,978	51,245	400,978	33,266	266,731	19,915	1,120,054
Minimum unit fair value #*	$2.069889	$11.866359	$9.825034	$12.848975	$13.703122	$13.086391	$14.873164	$16.100220	$11.297861	$11.853772
Maximum unit fair value #*	$20.149691	$12.491639	$10.130224	$13.229680	$23.580438	$21.729484	$22.676715	$26.226764	$12.410922	$17.746450
Contract liability	$1,492,755	$7,758,586	$6,061,729	$7,771,214	$759,452	$5,721,917	$544,744	$4,687,398	$242,103	$14,450,912

Contracts in payout (annuitization) period:
Units owned by participants #	199	4,717	8,129	5,446	11,349	—	—	—	2,659	—
Minimum unit fair value #*	$2.311211	$12.491639	$10.130224	$13.229680	$14.588847	$—	$—	$—	$12.028242	$—
Maximum unit fair value #*	$2.311211	$12.491639	$10.130224	$13.229680	$14.588847	$—	$—	$—	$12.410922	$—
Contract liability	$460	$58,928	$82,353	$72,054	$165,562	$—	$—	$—	$32,696	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(11) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.
(12) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	631,283	181,713	441,289	163,592	2,142,352	—	—	—	—	174,013
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	41,578,352	5,467,828	6,192,870	4,053,804	—
Total investments	631,283	181,713	441,289	163,592	2,142,352	41,578,352	5,467,828	6,192,870	4,053,804	174,013
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	30	8	21	8	41	18,119	1,774	284	2,061	4
Other assets	—	—	—	—	—	—	2	1	—	1
Total assets	631,313	181,721	441,310	163,600	2,142,393	41,596,471	5,469,604	6,193,155	4,055,865	174,018

Liabilities:
Due to Sponsor Company	30	8	21	8	41	18,119	1,774	284	2,061	4
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	1	—
Total liabilities	30	8	21	8	41	18,120	1,774	284	2,062	4

Net assets:
For contract liabilities	$631,283	$181,713	$441,289	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	631,283	181,713	441,289	163,592	2,142,352	—	—	—	—	174,014
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	41,578,351	5,467,830	6,192,871	4,053,803	—
Total contract liabilities	$631,283	$181,713	$441,289	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	36,681	19,008	33,764	11,694	49,002	—	—	—	—	8,075
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	3,811,031	214,425	317,258	397,822	—
Total shares	36,681	19,008	33,764	11,694	49,002	3,811,031	214,425	317,258	397,822	8,075

Cost	$567,546	$177,831	$370,759	$185,265	$2,011,767	$42,043,190	$3,914,296	$6,196,635	$4,714,556	$155,464

Deferred contracts in the accumulation period:
Units owned by participants #	43,479	21,662	49,032	9,883	109,008	2,970,837	250,071	269,271	176,000	8,387
Minimum unit fair value #*	$13.666232	$7.852634	$8.622036	$14.115548	$14.368979	$11.874174	$19.588266	$17.224146	$20.646653	$17.661569
Maximum unit fair value #*	$20.543155	$14.065519	$14.630565	$23.376194	$20.871737	$20.759352	$33.330490	$50.169229	$36.117342	$22.967914
Contract liability	$631,283	$175,444	$441,289	$163,592	$2,142,352	$41,079,545	$5,431,421	$6,190,552	$4,019,868	$174,014

Contracts in payout (annuitization) period:
Units owned by participants #	—	756	—	—	—	35,451	1,692	102	1,496	—
Minimum unit fair value #*	$—	$8.295657	$—	$—	$—	$14.070307	$21.518700	$22.757838	$22.681297	$—
Maximum unit fair value #*	$—	$8.295657	$—	$—	$—	$14.070307	$21.518700	$22.757838	$22.681297	$—
Contract liability	$—	$6,269	$—	$—	$—	$498,806	$36,409	$2,319	$33,935	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio
	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	125,613	487,855	10,755	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	24,578	43,110	688,569
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	85,345	155,176	44,106	13,515	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	125,613	487,855	10,755	85,345	155,176	44,106	13,515	24,578	43,110	688,569
Due from Sponsor Company	—	—	—	—	—	—	—	4	—	—
Receivable for fund shares sold	2	10	—	4	17	2	1	—	2	21
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	125,615	487,865	10,755	85,349	155,193	44,108	13,516	24,582	43,112	688,590

Liabilities:
Due to Sponsor Company	2	10	—	4	17	2	1	—	2	21
Payable for fund shares purchased	—	—	—	—	—	—	—	4	—	—
Other liabilities	—	29	—	1	1	—	—	—	—	—
Total liabilities	2	39	—	5	18	2	1	4	2	21

Net assets:
For contract liabilities	$125,613	$487,826	$10,755	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	125,613	487,826	10,755	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	24,578	43,110	688,569
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	85,344	155,175	44,106	13,515	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$125,613	$487,826	$10,755	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	13,668	51,680	945	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,639	6,602	38,575
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	3,751	3,512	1,823	2,249	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	13,668	51,680	945	3,751	3,512	1,823	2,249	1,639	6,602	38,575

Cost	$149,768	$561,179	$11,633	$45,305	$85,632	$33,977	$12,709	$24,603	$56,328	$734,990

Deferred contracts in the accumulation period:
Units owned by participants #	12,237	44,135	1,127	17,981	60,662	27,009	12,266	1,814	20,395	319,509
Minimum unit fair value #*	$9.898136	$10.647811	$9.546608	$2.023887	$1.547742	$1.511691	$1.028283	$13.551233	$2.113727	$1.997233
Maximum unit fair value #*	$10.371232	$11.377250	$9.546608	$21.657844	$12.417700	$1.667869	$1.145724	$13.551233	$2.113727	$2.045867
Contract liability	$125,613	$487,826	$10,755	$76,547	$125,144	$44,106	$13,515	$24,578	$43,110	$652,938

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	406	2,418	—	—	—	—	17,416
Minimum unit fair value #*	$—	$—	$—	$21.657844	$12.417700	$—	$—	$—	$—	$2.045867
Maximum unit fair value #*	$—	$—	$—	$21.657844	$12.417700	$—	$—	$—	$—	$2.045867
Contract liability	$—	$—	$—	$8,797	$30,031	$—	$—	$—	$—	$35,631

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(13) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.
(14) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$1,044,898	$985,553	$—
class 2	—	—	—	—	25,491	6,422	8,181	7,887	55,430	6,936
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	17,597,637	2,942,408	—	—	—	—	—	—
class S2	1,353,082	234,196	465,684	537,871	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,353,082	234,196	18,063,321	3,480,279	25,491	6,422	8,181	1,052,785	1,040,983	6,936
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	135	14	11,710	174	1	—	—	49	405	—
Other assets	1	—	1	—	—	1	—	1	1	—
Total assets	1,353,218	234,210	18,075,032	3,480,453	25,492	6,423	8,181	1,052,835	1,041,389	6,936

Liabilities:
Due to Sponsor Company	135	14	11,710	174	1	—	—	49	405	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	1	—	—	—
Total liabilities	135	14	11,710	174	1	—	1	49	405	—

Net assets:
For contract liabilities	$1,353,083	$234,196	$18,063,322	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$1,044,899	$985,554	$—
class 2	—	—	—	—	25,491	6,423	8,180	7,887	55,430	6,936
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	17,597,638	2,942,408	—	—	—	—	—	—
class S2	1,353,083	234,196	465,684	537,871	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,353,083	$234,196	$18,063,322	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936

Shares:
class 1	—	—	—	—	—	—	—	216,783	113,282	—
class 2	—	—	—	—	1,380	618	469	1,630	6,475	267
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	307,114	546,916	—	—	—	—	—	—
class S2	69,141	13,375	8,338	100,914	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	69,141	13,375	315,452	647,830	1,380	618	469	218,413	119,757	267

Cost	$1,270,918	$193,185	$12,952,323	$3,417,667	$18,542	$6,342	$7,353	$1,098,859	$996,183	$5,795

Deferred contracts in the accumulation period:
Units owned by participants #	85,325	11,161	1,160,768	247,627	5,176	3,955	4,847	759,073	61,879	283
Minimum unit fair value #*	$13.792655	$19.863059	$14.386453	$13.475099	$2.007157	$1.624126	$1.686079	$1.022638	$2.210883	$24.537066
Maximum unit fair value #*	$23.204948	$22.644138	$16.242854	$14.218195	$20.269257	$1.624126	$19.516743	$14.527710	$17.914531	$24.537066
Contract liability	$1,353,083	$234,196	$17,897,987	$3,454,379	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	10,461	1,845	—	—	—	—	—	—
Minimum unit fair value #*	$—	$—	$15.594829	$14.028677	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$15.858490	$14.055589	$—	$—	$—	$—	$—	$—
Contract liability	$—	$—	$165,335	$25,900	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(15) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(18) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(19) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(20) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund
	Sub-Account (21)	Sub-Account (22)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$7,796,080	$7,687,243	$—	$—	$—	$—	$—	$—	$—	$—
class 2	22,209	110,933	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	7,346,947	40,909,431	11,936,056	5,481,236	25,074,598	2,195,410	8,902,135	2,564,371
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total investments	7,818,289	7,798,176	7,346,947	40,909,431	11,936,056	5,481,236	25,074,598	2,195,410	8,902,135	2,564,371
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1,145	1,206	211	51,056	592	248	2,318	94	466	336
Other assets	3	—	2	—	1	2	—	1	—	1
Total assets	7,819,437	7,799,382	7,347,160	40,960,487	11,936,649	5,481,486	25,076,916	2,195,505	8,902,601	2,564,708

Liabilities:
Due to Sponsor Company	1,145	1,206	211	51,056	592	248	2,318	94	466	336
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	—	—	1	—	1	—
Total liabilities	1,145	1,206	211	51,057	592	248	2,319	94	467	336

Net assets:
For contract liabilities	$7,818,292	$7,798,176	$7,346,949	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372

Contract Liabilities:
class 1	$7,796,083	$7,687,243	$—	$—	$—	$—	$—	$—	$—	$—
class 2	22,209	110,933	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	7,346,949	40,909,430	11,936,057	5,481,238	25,074,597	2,195,411	8,902,134	2,564,372
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$7,818,292	$7,798,176	$7,346,949	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372

Shares:
class 1	784,314	307,490	—	—	—	—	—	—	—	—
class 2	2,234	4,428	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	181,093	5,319,822	1,333,638	528,057	2,667,510	259,198	1,357,033	332,603
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	786,548	311,918	181,093	5,319,822	1,333,638	528,057	2,667,510	259,198	1,357,033	332,603

Cost	$6,344,371	$5,803,174	$6,854,843	$42,929,431	$11,610,335	$5,566,630	$25,586,143	$2,377,070	$8,974,005	$2,317,661

Deferred contracts in the accumulation period:
Units owned by participants #	610,947	485,829	380,715	5,383,368	805,408	366,316	2,297,447	209,276	721,983	179,893
Minimum unit fair value #*	$11.694441	$15.282108	$7.533751	$7.271656	$12.875831	$13.176058	$10.092920	$9.814638	$10.971683	$13.020792
Maximum unit fair value #*	$13.704915	$16.813490	$24.105494	$7.808156	$19.503864	$22.545865	$12.413281	$11.217539	$19.627301	$22.185907
Contract liability	$7,815,427	$7,798,176	$7,346,949	$40,909,430	$11,882,342	$5,375,692	$25,020,751	$2,174,971	$8,815,936	$2,561,517

Contracts in payout (annuitization) period:
Units owned by participants #	219	—	—	—	3,923	7,534	4,941	1,923	7,357	206
Minimum unit fair value #*	$13.084175	$—	$—	$—	$13.690699	$14.009947	$10.731535	$10.628639	$11.666101	$13.844902
Maximum unit fair value #*	$13.084175	$—	$—	$—	$13.690699	$14.009947	$11.065805	$10.628639	$12.029650	$13.844902
Contract liability	$2,865	$—	$—	$—	$53,715	$105,546	$53,846	$20,440	$86,198	$2,855

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(21) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(22) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2015

	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (23)(24)	Sub-Account (25)(26)	Sub-Account (27)(28)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	7,747,578	52,215,076	27,011,052	30,118,413	4,589,522	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	4,844,572	6,798,503	11,376,016
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total investments	7,747,578	52,215,076	27,011,052	30,118,413	4,589,522	4,844,572	6,798,503	11,376,016
Due from Sponsor Company	—	—	—	1,557	—	—	—	15,550
Receivable for fund shares sold	495	17,094	8,659	—	452	352	1,500	—
Other assets	1	1	2	—	—	—	—	1
Total assets	7,748,074	52,232,171	27,019,713	30,119,970	4,589,974	4,844,924	6,800,003	11,391,567

Liabilities:
Due to Sponsor Company	495	17,094	8,659	—	452	352	1,500	—
Payable for fund shares purchased	—	—	—	1,557	—	—	—	15,550
Other liabilities	—	—	—	—	1	—	1	—
Total liabilities	495	17,094	8,659	1,557	453	352	1,501	15,550

Net assets:
For contract liabilities	$7,747,579	$52,215,077	$27,011,054	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	7,747,579	52,215,077	27,011,054	30,118,413	4,589,521	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	4,844,572	6,798,502	11,376,017
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total contract liabilities	$7,747,579	$52,215,077	$27,011,054	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

Shares:
class 1	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—
class IB	1,026,169	5,311,808	2,739,458	4,108,924	851,488	—	—	—
class II	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	227,658	415,049	821,373
class S1	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—
Total shares	1,026,169	5,311,808	2,739,458	4,108,924	851,488	227,658	415,049	821,373

Cost	$7,440,591	$46,951,170	$25,881,159	$31,396,990	$4,920,849	$5,367,881	$7,319,367	$12,690,246

Deferred contracts in the accumulation period:
Units owned by participants #	677,350	3,476,715	1,791,430	3,127,952	461,737	464,138	665,891	1,190,357
Minimum unit fair value #*	$10.239909	$13.404961	$13.350231	$8.703012	$8.645874	$10.070613	$10.029965	$9.438105
Maximum unit fair value #*	$21.871480	$25.696935	$22.274851	$16.712849	$15.515924	$10.219591	$10.183003	$9.608632
Contract liability	$7,733,037	$52,078,770	$26,696,502	$30,078,169	$4,566,543	$4,710,069	$6,734,018	$11,341,153

Contracts in payout (annuitization) period:
Units owned by participants #	1,336	9,527	22,159	4,274	2,499	13,206	6,354	3,655
Minimum unit fair value #*	$10.888142	$14.308189	$14.195149	$9.253965	$9.193143	$10.163477	$10.127097	$9.533928
Maximum unit fair value #*	$10.888142	$14.308189	$14.195149	$9.542369	$9.193143	$10.196165	$10.159675	$9.564613
Contract liability	$14,542	$136,307	$314,552	$40,244	$22,978	$134,503	$64,484	$34,864

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(23) Funded as of March 27, 2015.
(24) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(25) Funded as of March 27, 2015.
(26) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(27) Funded as of March 27, 2015.
(28) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$46,533	$265	$105,932	$142,280	$9,122	$5,299	$457	$496,291	$440,282	$2,665,270

Expenses:
Administrative charges	—	—	—	—	—	—	—	(27,124)	(65,973)	(175,892)
Mortality and expense risk charges	(16,093)	(549)	(75,732)	(107,319)	(28,466)	(4,441)	(13,422)	(332,821)	(682,336)	(2,040,588)
Total expenses	(16,093)	(549)	(75,732)	(107,319)	(28,466)	(4,441)	(13,422)	(359,945)	(748,309)	(2,216,480)
Net investment income (loss)	30,440	(284)	30,200	34,961	(19,344)	858	(12,965)	136,346	(308,027)	448,790

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	135,273	1,823	31,763	106,377	43,510	13,490	19,518	46,008	2,814,211	(1,240,535)
Net realized gain distributions	—	4,847	483,757	—	280,665	—	—	1,393,077	4,060,958	—
Change in unrealized appreciation (depreciation) during the period	(264,750)	(2,867)	(546,779)	(41,234)	(426,708)	(39,280)	(33,135)	(3,888,601)	(9,517,725)	(804,098)
Net gain (loss) on investments	(129,477)	3,803	(31,259)	65,143	(102,533)	(25,790)	(13,617)	(2,449,516)	(2,642,556)	(2,044,633)
Net increase (decrease) in net assets resulting from operations	$(99,037)	$3,519	$(1,059)	$100,104	$(121,877)	$(24,932)	$(26,582)	$(2,313,170)	$(2,950,583)	$(1,595,843)

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$40,955	$632,023	$131,270	$—	$101,142	$112	$6,203	$1,998	$17,623	$935,883

Expenses:
Administrative charges	(1,082)	(48,861)	(54,949)	(54)	—	—	—	—	—	—
Mortality and expense risk charges	(17,402)	(706,195)	(695,214)	(521,852)	(40,525)	(126)	(952,010)	(887)	(603,639)	(908,915)
Total expenses	(18,484)	(755,056)	(750,163)	(521,906)	(40,525)	(126)	(952,010)	(887)	(603,639)	(908,915)
Net investment income (loss)	22,471	(123,033)	(618,893)	(521,906)	60,617	(14)	(945,807)	1,111	(586,016)	26,968

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,836	2,970,044	826,248	2,388,227	(60,076)	211	—	1,249	(26,315)	2,015,693
Net realized gain distributions	—	—	3,529,273	5,444,847	228,015	—	—	5,937	919,354	—
Change in unrealized appreciation (depreciation) during the period	(63,072)	(4,249,882)	(5,820,028)	(9,154,073)	(384,664)	(191)	—	(11,571)	(2,266,465)	(3,292,017)
Net gain (loss) on investments	(61,236)	(1,279,838)	(1,464,507)	(1,320,999)	(216,725)	20	—	(4,385)	(1,373,426)	(1,276,324)
Net increase (decrease) in net assets resulting from operations	$(38,765)	$(1,402,871)	$(2,083,400)	$(1,842,905)	$(156,108)	$6	$(945,807)	$(3,274)	$(1,959,442)	$(1,249,356)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Investment income:
Dividends	$2,687,220	$1,599,955	$2,493,581	$579,878	$2,558,574	$5,005,180	$1,448,102	$208,229	$—	$44

Expenses:
Administrative charges	(280,496)	(126,406)	(262,007)	(91,985)	(720,534)	(656,926)	(165,294)	(60,009)	(69,174)	—
Mortality and expense risk charges	(2,882,158)	(1,525,348)	(2,492,505)	(932,192)	(7,439,668)	(6,699,436)	(1,660,021)	(639,101)	(719,715)	(134)
Total expenses	(3,162,654)	(1,651,754)	(2,754,512)	(1,024,177)	(8,160,202)	(7,356,362)	(1,825,315)	(699,110)	(788,889)	(134)
Net investment income (loss)	(475,434)	(51,799)	(260,931)	(444,299)	(5,601,628)	(2,351,182)	(377,213)	(490,881)	(788,889)	(90)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,064,038	6,646,565	(250,606)	3,595,440	27,205,603	25,780,777	3,961,788	1,112,323	3,429,753	5,697
Net realized gain distributions	12,339,961	8,993,414	3,174,858	5,532,630	93,303,322	59,315,533	5,836,957	2,152,212	3,358,995	—
Change in unrealized appreciation (depreciation) during the period	(23,364,359)	(19,657,341)	(4,749,573)	(5,709,194)	(91,702,378)	(82,661,893)	(14,532,288)	(4,457,111)	(6,221,474)	(4,899)
Net gain (loss) on investments	39,640	(4,017,362)	(1,825,321)	3,418,876	28,806,547	2,434,417	(4,733,543)	(1,192,576)	567,274	798
Net increase (decrease) in net assets resulting from operations	$(435,794)	$(4,069,161)	$(2,086,252)	$2,974,577	$23,204,919	$83,235	$(5,110,756)	$(1,683,457)	$(221,615)	$708

(6) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$37,523	$17,632	$—	$—	$586	$153,666	$38,923	$6,190	$2,435	$3,381

Expenses:
Administrative charges	—	—	—	(1,560)	—	—	—	—	—	—
Mortality and expense risk charges	(11,548)	(3,171)	(106,728)	(14,436)	(28,303)	(322,229)	(259,399)	(13,374)	(8,790)	(976)
Total expenses	(11,548)	(3,171)	(106,728)	(15,996)	(28,303)	(322,229)	(259,399)	(13,374)	(8,790)	(976)
Net investment income (loss)	25,975	14,461	(106,728)	(15,996)	(27,717)	(168,563)	(220,476)	(7,184)	(6,355)	2,405

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	210,255	(27,539)	294,432	8,421	168,805	1,938,096	703,343	45,126	48,825	(194)
Net realized gain distributions	368,528	—	247,915	152,161	61,761	1,977,176	2,024,845	590	24,587	289
Change in unrealized appreciation (depreciation) during the period	(516,766)	16,814	(313,542)	(144,513)	(95,872)	(3,903,717)	(2,948,958)	(71,748)	(71,938)	(5,867)
Net gain (loss) on investments	62,017	(10,725)	228,805	16,069	134,694	11,555	(220,770)	(26,032)	1,474	(5,772)
Net increase (decrease) in net assets resulting from operations	$87,992	$3,736	$122,077	$73	$106,977	$(157,008)	$(441,246)	$(33,216)	$(4,881)	$(3,367)

(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,690,735	$21,285,866	$83,774	$34,384	$—	$86,362	$9,252,556	$7,594,477	$452,062	$2,663,561

Expenses:
Administrative charges	(268,650)	(633,213)	(45,773)	(1,592)	(93,268)	—	(187,529)	(373,392)	(26,725)	(126,779)
Mortality and expense risk charges	(3,058,987)	(7,443,412)	(524,470)	(14,642)	(1,062,926)	(250,752)	(2,354,105)	(4,078,653)	(337,691)	(1,347,703)
Total expenses	(3,327,637)	(8,076,625)	(570,243)	(16,234)	(1,156,194)	(250,752)	(2,541,634)	(4,452,045)	(364,416)	(1,474,482)
Net investment income (loss)	(636,902)	13,209,241	(486,469)	18,150	(1,156,194)	(164,390)	6,710,922	3,142,432	87,646	1,189,079

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	14,687,970	2,970,410	2,171,817	(5,964)	454,710	508,176	(2,674,860)	16,387,575	(1,209,094)	990,107
Net realized gain distributions	19,911,036	—	7,865,868	—	14,979,588	2,077,618	2,401,749	16,841,255	2,552,689	2,725,088
Change in unrealized appreciation (depreciation) during the period	(43,931,101)	(55,210,720)	(8,321,983)	(24,958)	(16,342,427)	(3,711,388)	(13,700,674)	(51,778,346)	(5,651,460)	(10,620,851)
Net gain (loss) on investments	(9,332,095)	(52,240,310)	1,715,702	(30,922)	(908,129)	(1,125,594)	(13,973,785)	(18,549,516)	(4,307,865)	(6,905,656)
Net increase (decrease) in net assets resulting from operations	$(9,968,997)	$(39,031,069)	$1,229,233	$(12,772)	$(2,064,323)	$(1,289,984)	$(7,262,863)	$(15,407,084)	$(4,220,219)	$(5,716,577)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,758,854	$2,102,467	$—	$1,264,448	$252,153	$4,211,396	$1,086,307	$1,626,342	$—	$3,297

Expenses:
Administrative charges	(216,292)	(100,749)	(20,041)	—	(14,234)	(39,140)	(30,531)	(21,009)	(233)	(630)
Mortality and expense risk charges	(2,342,169)	(1,301,953)	(236,806)	(255,646)	(274,201)	(2,172,677)	(2,108,035)	(1,487,326)	(1,988)	(14,497)
Total expenses	(2,558,461)	(1,402,702)	(256,847)	(255,646)	(288,435)	(2,211,817)	(2,138,566)	(1,508,335)	(2,221)	(15,127)
Net investment income (loss)	1,200,393	699,765	(256,847)	1,008,802	(36,282)	1,999,579	(1,052,259)	118,007	(2,221)	(11,830)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,461,352	2,302,484	(79,556)	(159,893)	598,792	613,971	6,586,083	4,115,039	1,439	42,131
Net realized gain distributions	—	4,254,332	8,236,091	83,456	—	3,350,936	25,262,226	13,285,366	18,205	41,184
Change in unrealized appreciation (depreciation) during the period	(17,707,881)	(10,975,947)	(7,542,656)	(1,911,881)	(820,163)	(8,962,649)	(31,101,273)	(20,152,411)	(1,335)	(18,038)
Net gain (loss) on investments	(12,246,529)	(4,419,131)	613,879	(1,988,318)	(221,371)	(4,997,742)	747,036	(2,752,006)	18,309	65,277
Net increase (decrease) in net assets resulting from operations	$(11,046,136)	$(3,719,366)	$357,032	$(979,516)	$(257,653)	$(2,998,163)	$(305,223)	$(2,633,999)	$16,088	$53,447

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$99,625	$38,470	$561,923	$110,738	$21,916	$808	$1,679	$221,044	$—	$886

Expenses:
Administrative charges	(348)	(123)	(110)	(2,920)	—	(1,594)	—	(108,161)	(3,004)	(139)
Mortality and expense risk charges	(205,819)	(493,487)	(128,908)	(126,240)	(34,653)	(13,398)	(11,232)	(1,243,321)	(68,460)	(20,646)
Total expenses	(206,167)	(493,610)	(129,018)	(129,160)	(34,653)	(14,992)	(11,232)	(1,351,482)	(71,464)	(20,785)
Net investment income (loss)	(106,542)	(455,140)	432,905	(18,422)	(12,737)	(14,184)	(9,553)	(1,130,438)	(71,464)	(19,899)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,359,046	3,374,939	(90,588)	362,135	20,991	82,084	6,175	42,115	93,502	34,563
Net realized gain distributions	4,094,933	6,294,847	—	—	298,737	113,761	79,048	7,229	701,505	127,300
Change in unrealized appreciation (depreciation) during the period	(4,657,511)	(6,007,577)	(816,089)	(293,996)	(417,614)	(173,007)	(91,940)	(157,663)	(1,077,327)	(162,313)
Net gain (loss) on investments	796,468	3,662,209	(906,677)	68,139	(97,886)	22,838	(6,717)	(108,319)	(282,320)	(450)
Net increase (decrease) in net assets resulting from operations	$689,926	$3,207,069	$(473,772)	$49,717	$(110,623)	$8,654	$(16,270)	$(1,238,757)	$(353,784)	$(20,349)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$112,517	$88,196	$22,872	$236,310	$58,556	$30,629	$18,923	$65,869	$431,083	$23,245

Expenses:
Administrative charges	(11,086)	(323)	—	(7,533)	—	(3,996)	—	—	—	—
Mortality and expense risk charges	(141,756)	(73,338)	(25,676)	(81,159)	(6,481)	(91,503)	(12,833)	(65,368)	(184,546)	(39,942)
Total expenses	(152,842)	(73,661)	(25,676)	(88,692)	(6,481)	(95,499)	(12,833)	(65,368)	(184,546)	(39,942)
Net investment income (loss)	(40,325)	14,535	(2,804)	147,618	52,075	(64,870)	6,090	501	246,537	(16,697)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	400,327	(4,979)	201,444	195,837	(375,431)	215,922	(628)	7,001	183,355	297,577
Net realized gain distributions	—	—	56,883	—	660,381	769,405	134,545	335,157	77,330	99,508
Change in unrealized appreciation (depreciation) during the period	(329,704)	(3,805)	(327,231)	(586,836)	(251,612)	(1,409,398)	(207,441)	(490,098)	(830,101)	(476,618)
Net gain (loss) on investments	70,623	(8,784)	(68,904)	(390,999)	33,338	(424,071)	(73,524)	(147,940)	(569,416)	(79,533)
Net increase (decrease) in net assets resulting from operations	$30,298	$5,751	$(71,708)	$(243,381)	$85,413	$(488,941)	$(67,434)	$(147,439)	$(322,879)	$(96,230)

(10) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)

Investment income:
Dividends	$55,057	$43,446	$57,842	$64,070	$544,857	$—	$—	$4,906,301	$1,637,273	$3,147,518

Expenses:
Administrative charges	(2,125)	(46,230)	(8,936)	(2,907)	(99,069)	(29,701)	(62,310)	(300,170)	(72,714)	(134,422)
Mortality and expense risk charges	(23,432)	(456,865)	(96,541)	(31,842)	(1,011,091)	(337,336)	(640,358)	(3,188,271)	(1,181,200)	(1,389,797)
Total expenses	(25,557)	(503,095)	(105,477)	(34,749)	(1,110,160)	(367,037)	(702,668)	(3,488,441)	(1,253,914)	(1,524,219)
Net investment income (loss)	29,500	(459,649)	(47,635)	29,321	(565,303)	(367,037)	(702,668)	1,417,860	383,359	1,623,299

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,559,771	1,986,761	430,991	1,629,910	5,508,467	999,414	726,126	9,172,664	5,428,934	1,292,540
Net realized gain distributions	292,910	1,552,338	184,512	674,021	6,414,370	1,815,721	1,120,371	7,029,665	4,260,036	—
Change in unrealized appreciation (depreciation) during the period	(1,764,067)	(1,432,608)	(716,791)	(2,259,595)	(12,208,334)	(1,942,715)	(1,993,881)	(21,296,381)	(11,736,102)	(4,620,693)
Net gain (loss) on investments	88,614	2,106,491	(101,288)	44,336	(285,497)	872,420	(147,384)	(5,094,052)	(2,047,132)	(3,328,153)
Net increase (decrease) in net assets resulting from operations	$118,114	$1,646,842	$(148,923)	$73,657	$(850,800)	$505,383	$(850,052)	$(3,676,192)	$(1,663,773)	$(1,704,854)

(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.
(13) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$416,270	$32,688	$2,690,385	$2,977	$390	$2,705	$10,787	$1,405	$—	$—

Expenses:
Administrative charges	(5,956)	(7,860)	—	—	(19)	(664)	—	—	—	—
Mortality and expense risk charges	(57,172)	(78,380)	(706,798)	(2,407)	(862)	(8,973)	(5,410)	(746)	(4,939)	(29,367)
Total expenses	(63,128)	(86,240)	(706,798)	(2,407)	(881)	(9,637)	(5,410)	(746)	(4,939)	(29,367)
Net investment income (loss)	353,142	(53,552)	1,983,587	570	(491)	(6,932)	5,377	659	(4,939)	(29,367)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(247,873)	360,540	(465,496)	10	216	7,462	11,893	57	4,128	22,613
Net realized gain distributions	—	337,239	—	16,773	543	24,817	44,249	—	35,108	309,504
Change in unrealized appreciation (depreciation) during the period	850,518	(658,792)	(3,591,045)	(22,149)	(862)	(22,901)	(71,903)	(1,819)	(9,642)	(431,893)
Net gain (loss) on investments	602,645	38,987	(4,056,541)	(5,366)	(103)	9,378	(15,761)	(1,762)	29,594	(99,776)
Net increase (decrease) in net assets resulting from operations	$955,787	$(14,565)	$(2,072,954)	$(4,796)	$(594)	$2,446	$(10,384)	$(1,103)	$24,655	$(129,143)

(14) Merged with MFS® Research International Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Investment income:
Dividends	$65	$—	$—	$18,793	$10,761	$59,651	$6,000	$—	$—	$652,840

Expenses:
Administrative charges	—	(286)	—	(9,948)	(10,164)	—	(8,838)	(2,711)	—	(3,356)
Mortality and expense risk charges	(13,203)	(1,766)	(4,478)	(137,951)	(136,430)	(59,369)	(112,635)	(32,132)	(183,242)	(143,915)
Total expenses	(13,203)	(2,052)	(4,478)	(147,899)	(146,594)	(59,369)	(121,473)	(34,843)	(183,242)	(147,271)
Net investment income (loss)	(13,138)	(2,052)	(4,478)	(129,106)	(135,833)	282	(115,473)	(34,843)	(183,242)	505,569

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	32,721	(2,117)	9,339	425,849	158,661	9,157	456,476	206,051	419,414	(118,993)
Net realized gain distributions	98,379	30,525	48,739	—	1,028,227	301,877	688,317	300,969	—	62,563
Change in unrealized appreciation (depreciation) during the period	(206,288)	(37,410)	(17,036)	(403,060)	(1,007,681)	(336,202)	(1,017,361)	(472,889)	(647,941)	(634,311)
Net gain (loss) on investments	(75,188)	(9,002)	41,042	22,789	179,207	(25,168)	127,432	34,131	(228,527)	(690,741)
Net increase (decrease) in net assets resulting from operations	$(88,326)	$(11,054)	$36,564	$(106,317)	$43,374	$(24,886)	$11,959	$(712)	$(411,769)	$(185,172)

(15) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(16) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(17) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(18) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$71,532	$4,344	$34,469	$8,732	$1,556,727	$12,341	$2,570	$6,023

Expenses:
Administrative charges	(2,623)	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(182,700)	(15,854)	(105,698)	(10,482)	(84,540)	(4,734)	(253,403)	(10,814)	(3,138)	(9,064)
Total expenses	(185,323)	(15,854)	(105,698)	(10,482)	(84,540)	(4,734)	(253,403)	(10,814)	(3,138)	(9,064)
Net investment income (loss)	(185,323)	(15,854)	(34,166)	(6,138)	(50,071)	3,998	1,303,324	1,527	(568)	(3,041)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	509,368	68,500	488,402	95,877	419,732	4,020	(225,323)	3,156	1,281	2,346
Net realized gain distributions	—	200,363	440,662	101,607	798,384	22,651	—	53,243	—	—
Change in unrealized appreciation (depreciation) during the period	1,855	(223,608)	(736,667)	(180,132)	(1,565,640)	(67,801)	(1,702,782)	(70,447)	(7,070)	(13,320)
Net gain (loss) on investments	511,223	45,255	192,397	17,352	(347,524)	(41,130)	(1,928,105)	(14,048)	(5,789)	(10,974)
Net increase (decrease) in net assets resulting from operations	$325,900	$29,401	$158,231	$11,214	$(397,595)	$(37,132)	$(624,781)	$(12,521)	$(6,357)	$(14,015)

(19) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account

Investment income:
Dividends	$2,270	$26,554	$1,737,820	$69,792	$46,639	$45,115	$2,904	$4,570	$29,234	$187

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(3,940)	(16,283)	(730,896)	(96,845)	(115,311)	(74,246)	(1,612)	(1,045)	(3,761)	(182)
Total expenses	(3,940)	(16,283)	(730,896)	(96,845)	(115,311)	(74,246)	(1,612)	(1,045)	(3,761)	(182)
Net investment income (loss)	(1,670)	10,271	1,006,924	(27,053)	(68,672)	(29,131)	1,292	3,525	25,473	5

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,122	87,076	113,211	551,788	308,340	(96,871)	265	(2,092)	13,252	(163)
Net realized gain distributions	30,190	363,000	—	282,026	1,042,372	344,718	—	—	51,589	—
Change in unrealized appreciation (depreciation) during the period	(38,958)	(586,345)	(1,235,754)	(844,449)	(1,776,314)	(391,381)	(8,683)	(15,766)	(136,204)	6
Net gain (loss) on investments	(7,646)	(136,269)	(1,122,543)	(10,635)	(425,602)	(143,534)	(8,418)	(17,858)	(71,363)	(157)
Net increase (decrease) in net assets resulting from operations	$(9,316)	$(125,998)	$(115,619)	$(37,688)	$(494,274)	$(172,665)	$(7,126)	$(14,333)	$(45,890)	$(152)

(20) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—	$—	$459	$2,846	$10,519	$36,808	$4,678	$—

Expenses:
Administrative charges	(128)	(235)	—	—	—	(70)	(1,123)	(434)	(529)	—
Mortality and expense risk charges	(1,286)	(2,511)	(835)	(234)	(590)	(586)	(9,404)	(21,828)	(5,625)	(368,695)
Total expenses	(1,414)	(2,746)	(835)	(234)	(590)	(656)	(10,527)	(22,262)	(6,154)	(368,695)
Net investment income (loss)	(1,414)	(2,746)	(835)	(234)	(131)	2,190	(8)	14,546	(1,476)	(368,695)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,039	4,455	4,725	60	3,456	(413)	2,483	76,784	21,504	1,476,197
Net realized gain distributions	—	—	—	—	—	—	28,644	215,375	773	99,368
Change in unrealized appreciation (depreciation) during the period	2,875	11,880	(8,660)	374	(4,861)	(5,126)	(60,665)	(370,447)	(44,470)	(608,703)
Net gain (loss) on investments	4,914	16,335	(3,935)	434	(1,405)	(5,539)	(29,538)	(78,288)	(22,193)	966,862
Net increase (decrease) in net assets resulting from operations	$3,500	$13,589	$(4,770)	$200	$(1,536)	$(3,349)	$(29,546)	$(63,742)	$(23,669)	$598,167

(21) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account

Investment income:
Dividends	$—	$262	$218	$180	$50,706	$—	$—	$49,517	$34,894	$28,195

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(15,873)
Mortality and expense risk charges	(76,912)	(474)	(231)	(343)	(20,479)	(20,613)	(100)	(154,690)	(137,287)	(69,301)
Total expenses	(76,912)	(474)	(231)	(343)	(20,479)	(20,613)	(100)	(154,690)	(137,287)	(85,174)
Net investment income (loss)	(76,912)	(212)	(13)	(163)	30,227	(20,613)	(100)	(105,173)	(102,393)	(56,979)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	253,844	148	195	2,452	11,447	87,679	47	432,085	655,124	166,699
Net realized gain distributions	319,773	—	—	2,986	—	139,185	1,089	—	903,877	94,276
Change in unrealized appreciation (depreciation) during the period	(560,085)	(91)	(345)	(5,367)	(19,188)	(238,185)	(1,233)	(1,439,577)	(1,806,840)	(167,867)
Net gain (loss) on investments	13,532	57	(150)	71	(7,741)	(11,321)	(97)	(1,007,492)	(247,839)	93,108
Net increase (decrease) in net assets resulting from operations	$(63,380)	$(155)	$(163)	$(92)	$22,486	$(31,934)	$(197)	$(1,112,665)	$(350,232)	$36,129

(22) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(23) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(24) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(25) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(26) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(27) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(28) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(29) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$378,462	$191,943	$192,747	$500,691	$35,568	$346,915	$21,335	$—	$507,261	$309,632

Expenses:
Administrative charges	—	(12,571)	(7,831)	(40,246)	(3,504)	(10,722)	(3,118)	(9,709)	(73,246)	(39,058)
Mortality and expense risk charges	(344,134)	(222,640)	(102,038)	(381,252)	(38,924)	(158,443)	(41,954)	(130,779)	(782,796)	(407,522)
Total expenses	(344,134)	(235,211)	(109,869)	(421,498)	(42,428)	(169,165)	(45,072)	(140,488)	(856,042)	(446,580)
Net investment income (loss)	34,328	(43,268)	82,878	79,193	(6,860)	177,750	(23,737)	(140,488)	(348,781)	(136,948)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(224,713)	130,147	157,295	(32,481)	(53,825)	117,648	75,101	216,330	1,223,472	417,764
Net realized gain distributions	—	201,780	108,089	67,096	289	154,566	21,771	100,610	1,284,064	734,359
Change in unrealized appreciation (depreciation) during the period	(898,032)	(362,431)	(655,988)	(542,352)	(98,930)	(737,912)	64,091	(234,661)	628,689	(1,058,905)
Net gain (loss) on investments	(1,122,745)	(30,504)	(390,604)	(507,737)	(152,466)	(465,698)	160,963	82,279	3,136,225	93,218
Net increase (decrease) in net assets resulting from operations	$(1,088,417)	$(73,772)	$(307,726)	$(428,544)	$(159,326)	$(287,948)	$137,226	$(58,209)	$2,787,444	$(43,730)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)

Investment income:
Dividends	$410,902	$55,495	$29,310	$36,398	$250,388

Expenses:
Administrative charges	(49,437)	(5,185)	—	—	—
Mortality and expense risk charges	(470,480)	(85,007)	(75,727)	(103,331)	(175,575)
Total expenses	(519,917)	(90,192)	(75,727)	(103,331)	(175,575)
Net investment income (loss)	(109,015)	(34,697)	(46,417)	(66,933)	74,813

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	305,794	(32,014)	(35,128)	(39,493)	(40,736)
Net realized gain distributions	238,780	1,718	403,374	427,460	105,187
Change in unrealized appreciation (depreciation) during the period	(2,321,801)	(192,648)	(523,309)	(520,864)	(1,314,230)
Net gain (loss) on investments	(1,777,227)	(222,944)	(155,063)	(132,897)	(1,249,779)
Net increase (decrease) in net assets resulting from operations	$(1,886,242)	$(257,641)	$(201,480)	$(199,830)	$(1,174,966)

(30) Funded as of March 27, 2015.
(31) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(32) Funded as of March 27, 2015.
(33) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(34) Funded as of March 27, 2015.
(35) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$30,440	$(284)	$30,200	$34,961	$(19,344)	$858	$(12,965)	$136,346	$(308,027)	$448,790
Net realized gain (loss) on security transactions	135,273	1,823	31,763	106,377	43,510	13,490	19,518	46,008	2,814,211	(1,240,535)
Net realized gain distributions	—	4,847	483,757	—	280,665	—	—	1,393,077	4,060,958	—
Change in unrealized appreciation (depreciation) during the period	(264,750)	(2,867)	(546,779)	(41,234)	(426,708)	(39,280)	(33,135)	(3,888,601)	(9,517,725)	(804,098)
Net increase (decrease) in net assets resulting from operations	(99,037)	3,519	(1,059)	100,104	(121,877)	(24,932)	(26,582)	(2,313,170)	(2,950,583)	(1,595,843)

Unit transactions:
Purchases	14,332	1,725	5,585	54,437	38,529	3,734	—	116,306	102,935	601,329
Net transfers	46,821	(4,835)	137,453	278,804	(80,114)	(113,671)	13,373	(25,736)	379,130	(1,480,129)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(159,766)	(2,474)	(467,773)	(1,043,382)	(215,481)	(71,221)	(74,990)	(2,660,898)	(7,001,251)	(24,939,335)
Other transactions	2	—	(3)	(69)	—	—	—	338	13,486	20,173
Death benefits	(99,143)	—	(379,864)	(155,711)	(15,551)	(4,028)	(31,569)	(581,800)	(499,864)	(4,006,937)
Net annuity transactions	—	—	—	104,653	—	44,831	—	(23,936)	67,827	184,536
Net increase (decrease) in net assets resulting from unit transactions	(197,754)	(5,584)	(704,602)	(761,268)	(272,617)	(140,355)	(93,186)	(3,175,726)	(6,937,737)	(29,620,363)
Net increase (decrease) in net assets	(296,791)	(2,065)	(705,661)	(661,164)	(394,494)	(165,287)	(119,768)	(5,488,896)	(9,888,320)	(31,216,206)

Net assets:
Beginning of period	2,421,509	82,740	5,609,903	6,632,784	1,958,260	412,812	805,146	21,512,109	45,804,800	139,060,173
End of period	$2,124,718	$80,675	$4,904,242	$5,971,620	$1,563,766	$247,525	$685,378	$16,023,213	$35,916,480	$107,843,967

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$22,471	$(123,033)	$(618,893)	$(521,906)	$60,617	$(14)	$(945,807)	$1,111	$(586,016)	$26,968
Net realized gain (loss) on security transactions	1,836	2,970,044	826,248	2,388,227	(60,076)	211	—	1,249	(26,315)	2,015,693
Net realized gain distributions	—	—	3,529,273	5,444,847	228,015	—	—	5,937	919,354	—
Change in unrealized appreciation (depreciation) during the period	(63,072)	(4,249,882)	(5,820,028)	(9,154,073)	(384,664)	(191)	—	(11,571)	(2,266,465)	(3,292,017)
Net increase (decrease) in net assets resulting from operations	(38,765)	(1,402,871)	(2,083,400)	(1,842,905)	(156,108)	6	(945,807)	(3,274)	(1,959,442)	(1,249,356)

Unit transactions:
Purchases	—	250,709	113,172	209,415	18,629	—	675,590	166	291,106	185,805
Net transfers	(34,008)	864,662	(1,257,571)	(426,959)	(428,182)	—	53,865,200	13,359	(1,071,694)	(60,331)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(144,222)	(9,452,524)	(6,079,337)	(5,446,711)	(292,208)	(505)	(55,439,822)	(3,263)	(7,702,820)	(9,953,911)
Other transactions	—	16,976	6,823	7,902	(4)	1	37,340	(1)	1,168	1,415
Death benefits	(8,065)	(782,256)	(817,485)	(644,599)	(27,954)	—	(3,725,542)	—	(1,059,347)	(921,828)
Net annuity transactions	(495)	5,859	9,764	(6,939)	—	—	194,759	—	58,412	70,359
Net increase (decrease) in net assets resulting from unit transactions	(186,790)	(9,096,574)	(8,024,634)	(6,307,891)	(729,719)	(504)	(4,392,475)	10,261	(9,483,175)	(10,678,491)
Net increase (decrease) in net assets	(225,555)	(10,499,445)	(10,108,034)	(8,150,796)	(885,827)	(498)	(5,338,282)	6,987	(11,442,617)	(11,927,847)

Net assets:
Beginning of period	926,477	51,365,321	44,250,479	33,214,501	3,014,688	7,792	58,575,866	121,938	39,592,692	57,173,603
End of period	$700,922	$40,865,876	$34,142,445	$25,063,705	$2,128,861	$7,294	$53,237,584	$128,925	$28,150,075	$45,245,756

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(475,434)	$(51,799)	$(260,931)	$(444,299)	$(5,601,628)	$(2,351,182)	$(377,213)	$(490,881)	$(788,889)	$(90)
Net realized gain (loss) on security transactions	11,064,038	6,646,565	(250,606)	3,595,440	27,205,603	25,780,777	3,961,788	1,112,323	3,429,753	5,697
Net realized gain distributions	12,339,961	8,993,414	3,174,858	5,532,630	93,303,322	59,315,533	5,836,957	2,152,212	3,358,995	—
Change in unrealized appreciation (depreciation) during the period	(23,364,359)	(19,657,341)	(4,749,573)	(5,709,194)	(91,702,378)	(82,661,893)	(14,532,288)	(4,457,111)	(6,221,474)	(4,899)
Net increase (decrease) in net assets resulting from operations	(435,794)	(4,069,161)	(2,086,252)	2,974,577	23,204,919	83,235	(5,110,756)	(1,683,457)	(221,615)	708

Unit transactions:
Purchases	948,631	306,396	706,728	205,395	1,528,610	1,400,763	428,454	107,426	195,026	—
Net transfers	(1,133,954)	(3,504,953)	(2,331,082)	4,229,943	(8,682,247)	(5,697,986)	456,114	(1,379,493)	(229,175)	(32,412)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(29,474,203)	(14,473,803)	(29,046,374)	(9,580,320)	(78,592,899)	(74,428,567)	(20,094,646)	(7,490,984)	(7,614,159)	—
Other transactions	13,462	5,035	95,604	6,259	38,699	45,223	15,304	2,344	4,598	—
Death benefits	(5,453,263)	(1,976,264)	(4,017,444)	(1,271,493)	(8,932,566)	(9,455,954)	(1,798,301)	(576,632)	(570,899)	—
Net annuity transactions	600,781	337,144	235,984	44,366	385,549	526,045	174,093	(3,947)	24,873	—
Net increase (decrease) in net assets resulting from unit transactions	(34,498,546)	(19,306,445)	(34,356,584)	(6,365,850)	(94,254,854)	(87,610,476)	(20,818,982)	(9,341,286)	(8,189,736)	(32,412)
Net increase (decrease) in net assets	(34,934,340)	(23,375,606)	(36,442,836)	(3,391,273)	(71,049,935)	(87,527,241)	(25,929,738)	(11,024,743)	(8,411,351)	(31,704)

Net assets:
Beginning of period	192,713,621	101,517,836	178,617,269	58,852,611	483,527,481	451,289,950	$112,288,213	$43,223,699	$45,635,913	$31,704
End of period	$157,779,281	$78,142,230	$142,174,433	$55,461,338	$412,477,546	$363,762,709	$86,358,475	$32,198,956	$37,224,562	$—

(6) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$25,975	$14,461	$(106,728)	$(15,996)	$(27,717)	$(168,563)	$(220,476)	$(7,184)	$(6,355)	$2,405
Net realized gain (loss) on security transactions	210,255	(27,539)	294,432	8,421	168,805	1,938,096	703,343	45,126	48,825	(194)
Net realized gain distributions	368,528	—	247,915	152,161	61,761	1,977,176	2,024,845	590	24,587	289
Change in unrealized appreciation (depreciation) during the period	(516,766)	16,814	(313,542)	(144,513)	(95,872)	(3,903,717)	(2,948,958)	(71,748)	(71,938)	(5,867)
Net increase (decrease) in net assets resulting from operations	87,992	3,736	122,077	73	106,977	(157,008)	(441,246)	(33,216)	(4,881)	(3,367)

Unit transactions:
Purchases	14,784	—	14,199	325	2,478	136,300	103,403	215	140	—
Net transfers	(2,461,702)	(652,323)	(184,212)	63,501	96,576	553,174	(213,834)	(48,524)	(85,762)	838
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(69,537)	(41,625)	(571,778)	(130,909)	(515,978)	(4,647,799)	(2,182,778)	(61,307)	(81,276)	(2,935)
Other transactions	—	131	(19)	(12)	(80)	21	(121)	—	1	—
Death benefits	(2,890)	(1,685)	(115,895)	—	(30,736)	(165,233)	(172,044)	—	—	—
Net annuity transactions	—	—	14,642	—	60,648	96,097	(2,281)	(7,202)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,519,345)	(695,502)	(843,063)	(67,095)	(387,092)	(4,027,440)	(2,467,655)	(116,818)	(166,897)	(2,097)
Net increase (decrease) in net assets	(2,431,353)	(691,766)	(720,986)	(67,022)	(280,115)	(4,184,448)	(2,908,901)	(150,034)	(171,778)	(5,464)

Net assets:
Beginning of period	2,431,353	691,766	5,125,430	933,625	2,099,970	22,723,243	17,404,971	807,560	560,600	131,512
End of period	$—	$—	$4,404,444	$866,603	$1,819,855	$18,538,795	$14,496,070	$657,526	$388,822	$126,048

(7) Liquidated as of April 24, 2015.
(8) Liquidated as of April 24, 2015.
(9) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(636,902)	$13,209,241	$(486,469)	$18,150	$(1,156,194)	$(164,390)	$6,710,922	$3,142,432	$87,646	$1,189,079
Net realized gain (loss) on security transactions	14,687,970	2,970,410	2,171,817	(5,964)	454,710	508,176	(2,674,860)	16,387,575	(1,209,094)	990,107
Net realized gain distributions	19,911,036	—	7,865,868	—	14,979,588	2,077,618	2,401,749	16,841,255	2,552,689	2,725,088
Change in unrealized appreciation (depreciation) during the period	(43,931,101)	(55,210,720)	(8,321,983)	(24,958)	(16,342,427)	(3,711,388)	(13,700,674)	(51,778,346)	(5,651,460)	(10,620,851)
Net increase (decrease) in net assets resulting from operations	(9,968,997)	(39,031,069)	1,229,233	(12,772)	(2,064,323)	(1,289,984)	(7,262,863)	(15,407,084)	(4,220,219)	(5,716,577)

Unit transactions:
Purchases	737,382	1,689,289	114,681	156	192,074	75,529	671,594	1,072,041	46,117	310,217
Net transfers	(3,607,940)	(7,764,032)	374,858	(68,236)	(1,818,932)	(345,373)	(2,403,049)	(3,040,494)	(470,166)	5,596,771
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(36,517,907)	(87,064,857)	(5,070,283)	(143,602)	(10,755,407)	(2,847,562)	(26,531,917)	(45,493,344)	(3,758,912)	(14,950,230)
Other transactions	17,236	21,948	3,638	—	3,298	3,522	12,901	29,566	1,194	11,069
Death benefits	(3,653,844)	(12,288,723)	(592,494)	(37,063)	(964,343)	(127,305)	(3,143,653)	(5,592,090)	(319,053)	(1,416,196)
Net annuity transactions	377,106	1,188,036	23,801	4,380	26,007	(4,269)	253,598	349,627	(14,610)	119,887
Net increase (decrease) in net assets resulting from unit transactions	(42,647,967)	(104,218,339)	(5,145,799)	(244,365)	(13,317,303)	(3,245,458)	(31,140,526)	(52,674,694)	(4,515,430)	(10,328,482)
Net increase (decrease) in net assets	(52,616,964)	(143,249,408)	(3,916,566)	(257,137)	(15,381,626)	(4,535,442)	(38,403,389)	(68,081,778)	(8,735,649)	(16,045,059)

Net assets:
Beginning of period	217,207,566	531,422,802	31,676,912	1,114,608	67,441,297	16,455,234	161,317,982	287,959,094	23,637,941	87,143,294
End of period	$164,590,602	$388,173,394	$27,760,346	$857,471	$52,059,671	$11,919,792	$122,914,593	$219,877,316	$14,902,292	$71,098,235

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,200,393	$699,765	$(256,847)	$1,008,802	$(36,282)	$1,999,579	$(1,052,259)	$118,007	$(2,221)	$(11,830)
Net realized gain (loss) on security transactions	5,461,352	2,302,484	(79,556)	(159,893)	598,792	613,971	6,586,083	4,115,039	1,439	42,131
Net realized gain distributions	—	4,254,332	8,236,091	83,456	—	3,350,936	25,262,226	13,285,366	18,205	41,184
Change in unrealized appreciation (depreciation) during the period	(17,707,881)	(10,975,947)	(7,542,656)	(1,911,881)	(820,163)	(8,962,649)	(31,101,273)	(20,152,411)	(1,335)	(18,038)
Net increase (decrease) in net assets resulting from operations	(11,046,136)	(3,719,366)	357,032	(979,516)	(257,653)	(2,998,163)	(305,223)	(2,633,999)	16,088	53,447

Unit transactions:
Purchases	733,642	517,408	54,697	114,967	36,856	721,103	651,150	408,345	—	—
Net transfers	(1,752,545)	(1,494,184)	683,433	703,264	507,757	2,968,975	(4,003,965)	(1,276,762)	316	251,971
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(25,762,845)	(14,983,142)	(2,554,710)	(2,030,380)	(2,317,591)	(18,550,381)	(18,255,263)	(12,939,078)	(952)	(222,701)
Other transactions	12,619	4,107	(5)	25	(147)	(108)	(256)	(171)	2	—
Death benefits	(3,209,881)	(1,163,787)	(130,795)	(281,176)	(213,522)	(2,251,867)	(1,319,478)	(823,313)	—	—
Net annuity transactions	189,664	185,838	15,336	(5,065)	(94,656)	(10,668)	(105,352)	55,163	—	71,365
Net increase (decrease) in net assets resulting from unit transactions	(29,789,346)	(16,933,760)	(1,932,044)	(1,498,365)	(2,081,303)	(17,122,946)	(23,033,164)	(14,575,816)	(634)	100,635
Net increase (decrease) in net assets	(40,835,482)	(20,653,126)	(1,575,012)	(2,477,881)	(2,338,956)	(20,121,109)	(23,338,387)	(17,209,815)	15,454	154,082

Net assets:
Beginning of period	164,202,557	87,271,968	14,474,320	17,397,591	16,694,431	145,425,752	145,554,664	104,686,058	141,771	880,101
End of period	$123,367,075	$66,618,842	$12,899,308	$14,919,710	$14,355,475	$125,304,643	$122,216,277	$87,476,243	$157,225	$1,034,183

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(106,542)	$(455,140)	$432,905	$(18,422)	$(12,737)	$(14,184)	$(9,553)	$(1,130,438)	$(71,464)	$(19,899)
Net realized gain (loss) on security transactions	1,359,046	3,374,939	(90,588)	362,135	20,991	82,084	6,175	42,115	93,502	34,563
Net realized gain distributions	4,094,933	6,294,847	—	—	298,737	113,761	79,048	7,229	701,505	127,300
Change in unrealized appreciation (depreciation) during the period	(4,657,511)	(6,007,577)	(816,089)	(293,996)	(417,614)	(173,007)	(91,940)	(157,663)	(1,077,327)	(162,313)
Net increase (decrease) in net assets resulting from operations	689,926	3,207,069	(473,772)	49,717	(110,623)	8,654	(16,270)	(1,238,757)	(353,784)	(20,349)

Unit transactions:
Purchases	180,347	243,110	174,851	68,128	14,297	—	7,000	228,369	6,559	70
Net transfers	(883,751)	(3,502,683)	280,487	409,939	(73,428)	2,605	(88,156)	5,750,128	73,514	94,008
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,227,551)	(4,448,945)	(1,076,780)	(1,112,729)	(222,230)	(241,176)	(47,967)	(22,204,352)	(546,277)	(384,569)
Other transactions	(18)	(182)	3	(16)	—	(1)	—	13,334	(4)	(1)
Death benefits	(250,138)	(576,162)	(97,724)	(119,436)	(44,550)	(1,999)	(15,390)	(2,765,772)	(50,314)	(61,394)
Net annuity transactions	219,207	39,214	15,995	99,489	—	(1,711)	—	526,287	10,773	(6,418)
Net increase (decrease) in net assets resulting from unit transactions	(2,961,904)	(8,245,648)	(703,168)	(654,625)	(325,911)	(242,282)	(144,513)	(18,452,006)	(505,749)	(358,304)
Net increase (decrease) in net assets	(2,271,978)	(5,038,579)	(1,176,940)	(604,908)	(436,534)	(233,628)	(160,783)	(19,690,763)	(859,533)	(378,653)

Net assets:
Beginning of period	14,807,260	34,568,919	8,624,985	8,200,250	2,087,497	1,131,916	632,544	86,508,863	4,037,360	1,293,400
End of period	$12,535,282	$29,530,340	$7,448,045	$7,595,342	$1,650,963	$898,288	$471,761	$66,818,100	$3,177,827	$914,747

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,325)	$14,535	$(2,804)	$147,618	$52,075	$(64,870)	$6,090	$501	$246,537	$(16,697)
Net realized gain (loss) on security transactions	400,327	(4,979)	201,444	195,837	(375,431)	215,922	(628)	7,001	183,355	297,577
Net realized gain distributions	—	—	56,883	—	660,381	769,405	134,545	335,157	77,330	99,508
Change in unrealized appreciation (depreciation) during the period	(329,704)	(3,805)	(327,231)	(586,836)	(251,612)	(1,409,398)	(207,441)	(490,098)	(830,101)	(476,618)
Net increase (decrease) in net assets resulting from operations	30,298	5,751	(71,708)	(243,381)	85,413	(488,941)	(67,434)	(147,439)	(322,879)	(96,230)

Unit transactions:
Purchases	1,032	52,692	—	16,386	509	10,775	5,359	6,023	79,307	24,170
Net transfers	(98,107)	150,142	15,383	(2,338,157)	(3,003,867)	(1,194,457)	43,844	(319,069)	176,150	(23,869)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,131,679)	(563,812)	(455,285)	(1,347,086)	(139,695)	(1,250,124)	(132,075)	(1,082,678)	(1,765,489)	(1,178,276)
Other transactions	58	(2)	(1)	4,513	1,512	535	(3)	(1)	(53)	17
Death benefits	(219,887)	(20,181)	(5,436)	(412,128)	(2,891)	(323,560)	(26,088)	(45,930)	(303,712)	(3,655)
Net annuity transactions	(21,013)	—	(933)	—	—	—	—	—	(1,778)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,469,596)	(381,161)	(446,272)	(4,076,472)	(3,144,432)	(2,756,831)	(108,963)	(1,441,655)	(1,815,575)	(1,181,613)
Net increase (decrease) in net assets	(1,439,298)	(375,410)	(517,980)	(4,319,853)	(3,059,019)	(3,245,772)	(176,397)	(1,589,094)	(2,138,454)	(1,277,843)

Net assets:
Beginning of period	8,577,560	5,307,328	1,928,639	8,928,843	3,059,019	7,599,317	1,740,888	5,109,504	12,336,779	3,120,851
End of period	$7,138,262	$4,931,918	$1,410,659	$4,608,990	$—	$4,353,545	$1,564,491	$3,520,410	$10,198,325	$1,843,008

(10) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series
	Sub-Account (11)	Sub-Account	Sub-Account	Sub-Account (12)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)

Operations:
Net investment income (loss)	$29,500	$(459,649)	$(47,635)	$29,321	$(565,303)	$(367,037)	$(702,668)	$1,417,860	$383,359	$1,623,299
Net realized gain (loss) on security transactions	1,559,771	1,986,761	430,991	1,629,910	5,508,467	999,414	726,126	9,172,664	5,428,934	1,292,540
Net realized gain distributions	292,910	1,552,338	184,512	674,021	6,414,370	1,815,721	1,120,371	7,029,665	4,260,036	—
Change in unrealized appreciation (depreciation) during the period	(1,764,067)	(1,432,608)	(716,791)	(2,259,595)	(12,208,334)	(1,942,715)	(1,993,881)	(21,296,381)	(11,736,102)	(4,620,693)
Net increase (decrease) in net assets resulting from operations	118,114	1,646,842	(148,923)	73,657	(850,800)	505,383	(850,052)	(3,676,192)	(1,663,773)	(1,704,854)

Unit transactions:
Purchases	1,018	53,365	29,347	2,920	350,285	87,825	157,201	594,363	419,372	627,758
Net transfers	103,559	4,332,197	45,795	(56,148)	(2,380,689)	2,757,458	(3,219,153)	(8,368,081)	(1,372,654)	1,479,157
Net interfund transfers due to corporate actions	(5,734,180)	—	—	(7,776,888)	—	—	—	—	—	—
Surrenders for benefit payments and fees	(293,372)	(4,906,394)	(1,043,182)	(491,171)	(11,076,788)	(2,649,778)	(6,822,560)	(38,580,760)	(12,236,108)	(16,283,769)
Other transactions	—	15,165	(364)	(1)	9,537	1,608	4,150	16,681	18,670	75,525
Death benefits	(37,729)	(478,030)	(69,389)	(20,528)	(1,444,465)	(286,982)	(579,600)	(5,063,075)	(1,308,473)	(1,683,754)
Net annuity transactions	(116,615)	15,493	2,496	(70,997)	106,926	(1,092)	8,158	120,773	74,796	13,352
Net increase (decrease) in net assets resulting from unit transactions	(6,077,319)	(968,204)	(1,035,297)	(8,412,813)	(14,435,194)	(90,961)	(10,451,804)	(51,280,099)	(14,404,397)	(15,771,731)
Net increase (decrease) in net assets	(5,959,205)	678,638	(1,184,220)	(8,339,156)	(15,285,994)	414,422	(11,301,856)	(54,956,291)	(16,068,170)	(17,476,585)

Net assets:
Beginning of period	5,959,205	30,022,513	6,312,544	8,339,156	69,771,301	19,245,205	44,234,490	223,847,629	82,955,423	104,151,511
End of period	$—	$30,701,151	$5,128,324	$—	$54,485,307	$19,659,627	$32,932,634	$168,891,338	$66,887,253	$86,674,926

(11) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(12) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.
(13) Formerly MFS® Research Bond Fund. Change effective April 30, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio
	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$353,142	$(53,552)	$1,983,587	$570	$(491)	$(6,932)	$5,377	$659	$(4,939)	$(29,367)
Net realized gain (loss) on security transactions	(247,873)	360,540	(465,496)	10	216	7,462	11,893	57	4,128	22,613
Net realized gain distributions	—	337,239	—	16,773	543	24,817	44,249	—	35,108	309,504
Change in unrealized appreciation (depreciation) during the period	850,518	(658,792)	(3,591,045)	(22,149)	(862)	(22,901)	(71,903)	(1,819)	(9,642)	(431,893)
Net increase (decrease) in net assets resulting from operations	955,787	(14,565)	(2,072,954)	(4,796)	(594)	2,446	(10,384)	(1,103)	24,655	(129,143)

Unit transactions:
Purchases	32,483	2,366	218,933	—	—	—	3,846	—	4,500	7,331
Net transfers	973,141	(608,474)	(562,058)	(12,508)	5,559	(6,566)	76,468	—	(3,073)	44,498
Net interfund transfers due to corporate actions	(15,262,315)	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,020,264)	(972,767)	(7,575,070)	(2,473)	(2,210)	(11,318)	(37,980)	(717)	(17,393)	(208,972)
Other transactions	2,579	5,611	6,533	—	—	—	—	—	—	—
Death benefits	(124,504)	(21,320)	(1,056,352)	—	—	—	(4,076)	—	—	(44,106)
Net annuity transactions	(10,527)	13,320	18,643	—	—	—	—	—	—	(4,231)
Net increase (decrease) in net assets resulting from unit transactions	(15,409,407)	(1,581,264)	(8,949,371)	(14,981)	3,349	(17,884)	38,258	(717)	(15,966)	(205,480)
Net increase (decrease) in net assets	(14,453,620)	(1,595,829)	(11,022,325)	(19,777)	2,755	(15,438)	27,874	(1,820)	8,689	(334,623)

Net assets:
Beginning of period	14,453,620	5,573,469	42,882,934	289,987	35,672	461,428	732,802	44,603	253,346	2,008,157
End of period	$—	$3,977,640	$31,860,609	$270,210	$38,427	$445,990	$760,676	$42,783	$262,035	$1,673,534

(14) Merged with MFS® Research International Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - International Opportunities Fund	Columbia Variable Portfolio - Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio - Loomis Sayles Growth Fund II	Columbia Variable Portfolio - Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(13,138)	$(2,052)	$(4,478)	$(129,106)	$(135,833)	$282	$(115,473)	$(34,843)	$(183,242)	$505,569
Net realized gain (loss) on security transactions	32,721	(2,117)	9,339	425,849	158,661	9,157	456,476	206,051	419,414	(118,993)
Net realized gain distributions	98,379	30,525	48,739	—	1,028,227	301,877	688,317	300,969	—	62,563
Change in unrealized appreciation (depreciation) during the period	(206,288)	(37,410)	(17,036)	(403,060)	(1,007,681)	(336,202)	(1,017,361)	(472,889)	(647,941)	(634,311)
Net increase (decrease) in net assets resulting from operations	(88,326)	(11,054)	36,564	(106,317)	43,374	(24,886)	11,959	(712)	(411,769)	(185,172)

Unit transactions:
Purchases	4,070	9,000	—	26,608	9,905	3,500	12,899	8,675	12,030	14,925
Net transfers	12,981	113	31,369	(13,961)	(54,533)	(39,538)	(105,742)	4,744	26,366	38,473
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(94,695)	(20,902)	(40,794)	(948,153)	(947,422)	(263,614)	(720,052)	(348,955)	(941,631)	(1,204,487)
Other transactions	(1)	—	—	(34)	64	10	(39)	40	(46)	(126)
Death benefits	(1,218)	—	—	(134,130)	(139,242)	(255,324)	(172,129)	(53,920)	(236,609)	(195,532)
Net annuity transactions	—	—	—	7,377	15,199	(1,246)	13,042	(14,010)	3,487	15,404
Net increase (decrease) in net assets resulting from unit transactions	(78,863)	(11,789)	(9,425)	(1,062,293)	(1,116,029)	(556,212)	(972,021)	(403,426)	(1,136,403)	(1,331,343)
Net increase (decrease) in net assets	(167,189)	(22,843)	27,139	(1,168,610)	(1,072,655)	(581,098)	(960,062)	(404,138)	(1,548,172)	(1,516,515)

Net assets:
Beginning of period	888,880	151,149	597,189	7,175,713	7,309,119	3,266,714	6,171,835	1,897,353	9,365,686	7,660,597
End of period	$721,691	$128,306	$624,328	$6,007,103	$6,236,464	$2,685,616	$5,211,773	$1,493,215	$7,817,514	$6,144,082

(15) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(16) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(17) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(18) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account (19)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(185,323)	$(15,854)	$(34,166)	$(6,138)	$(50,071)	$3,998	$1,303,324	$1,527	$(568)	$(3,041)
Net realized gain (loss) on security transactions	509,368	68,500	488,402	95,877	419,732	4,020	(225,323)	3,156	1,281	2,346
Net realized gain distributions	—	200,363	440,662	101,607	798,384	22,651	—	53,243	—	—
Change in unrealized appreciation (depreciation) during the period	1,855	(223,608)	(736,667)	(180,132)	(1,565,640)	(67,801)	(1,702,782)	(70,447)	(7,070)	(13,320)
Net increase (decrease) in net assets resulting from operations	325,900	29,401	158,231	11,214	(397,595)	(37,132)	(624,781)	(12,521)	(6,357)	(14,015)

Unit transactions:
Purchases	19,835	170	25,872	2,722	36,387	—	122,153	—	—	80
Net transfers	(228,827)	114,150	5,585	(99,558)	(272,324)	11,304	734,154	278,104	864	58,762
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,036,346)	(413,753)	(1,123,197)	(125,087)	(690,381)	(71,890)	(2,383,297)	(92,822)	(17,647)	(24,675)
Other transactions	8	16	(274)	(1)	(72)	—	16	—	—	—
Death benefits	(221,136)	(21,940)	(55,869)	(16,162)	(118,227)	—	(378,803)	(16,413)	—	—
Net annuity transactions	32,041	167,394	—	—	—	37,049	—	—	6,599	—
Net increase (decrease) in net assets resulting from unit transactions	(1,434,425)	(153,963)	(1,147,883)	(238,086)	(1,044,617)	(23,537)	(1,905,777)	168,869	(10,184)	34,167
Net increase (decrease) in net assets	(1,108,525)	(124,562)	(989,652)	(226,872)	(1,442,212)	(60,669)	(2,530,558)	156,348	(16,541)	20,152

Net assets:
Beginning of period	8,951,793	1,049,576	6,711,569	771,616	6,129,610	335,468	16,981,470	474,935	198,254	421,137
End of period	$7,843,268	$925,014	$5,721,917	$544,744	$4,687,398	$274,799	$14,450,912	$631,283	$181,713	$441,289

(19) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO Global Dividend Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (20)	Sub-Account

Operations:
Net investment income (loss)	$(1,670)	$10,271	$1,006,924	$(27,053)	$(68,672)	$(29,131)	$1,292	$3,525	$25,473	$5
Net realized gain (loss) on security transactions	1,122	87,076	113,211	551,788	308,340	(96,871)	265	(2,092)	13,252	(163)
Net realized gain distributions	30,190	363,000	—	282,026	1,042,372	344,718	—	—	51,589	—
Change in unrealized appreciation (depreciation) during the period	(38,958)	(586,345)	(1,235,754)	(844,449)	(1,776,314)	(391,381)	(8,683)	(15,766)	(136,204)	6
Net increase (decrease) in net assets resulting from operations	(9,316)	(125,998)	(115,619)	(37,688)	(494,274)	(172,665)	(7,126)	(14,333)	(45,890)	(152)

Unit transactions:
Purchases	—	14,332	134,773	12,879	13,224	2,269	—	5,985	—	—
Net transfers	(3,657)	76,722	(991,734)	58,560	103,362	(141,129)	—	(14,726)	50,195	(158)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(97,874)	(160,824)	(10,325,438)	(1,173,422)	(1,513,179)	(679,570)	(878)	(10,646)	(29,424)	(3,294)
Other transactions	—	—	34	303	72	224	1	—	(181)	—
Death benefits	—	(101,325)	(1,316,536)	(106,588)	(106,558)	(80,765)	—	(6,040)	—	—
Net annuity transactions	—	—	304,709	12,867	2,570	11,879	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(101,531)	(171,095)	(12,194,192)	(1,195,401)	(1,500,509)	(887,092)	(877)	(25,427)	20,590	(3,452)
Net increase (decrease) in net assets	(110,847)	(297,093)	(12,309,811)	(1,233,089)	(1,994,783)	(1,059,757)	(8,003)	(39,760)	(25,300)	(3,604)

Net assets:
Beginning of period	274,439	2,439,445	53,888,162	6,700,919	8,187,654	5,113,560	182,017	165,373	513,126	14,359
End of period	$163,592	$2,142,352	$41,578,351	$5,467,830	$6,192,871	$4,053,803	$174,014	$125,613	$487,826	$10,755

(20) Formerly PIMCO EqS Pathfinder Fund®. Change effective July 10, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,414)	$(2,746)	$(835)	$(234)	$(131)	$2,190	$(8)	$14,546	$(1,476)	$(368,695)
Net realized gain (loss) on security transactions	2,039	4,455	4,725	60	3,456	(413)	2,483	76,784	21,504	1,476,197
Net realized gain distributions	—	—	—	—	—	—	28,644	215,375	773	99,368
Change in unrealized appreciation (depreciation) during the period	2,875	11,880	(8,660)	374	(4,861)	(5,126)	(60,665)	(370,447)	(44,470)	(608,703)
Net increase (decrease) in net assets resulting from operations	3,500	13,589	(4,770)	200	(1,536)	(3,349)	(29,546)	(63,742)	(23,669)	598,167

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	70,399
Net transfers	—	(1,548)	—	—	941	710	6,705	(10,370)	286	296,135
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,948)	(1,171)	(1,277)	(372)	(53,430)	(1,782)	(129,986)	(216,687)	(86,577)	(3,083,401)
Other transactions	(3)	1	(128)	—	—	—	(1)	2	—	312
Death benefits	—	—	—	—	(1,251)	—	(924)	(124)	—	(205,334)
Net annuity transactions	8,908	(6,703)	(13,148)	—	—	—	(5,556)	—	—	(35,468)
Net increase (decrease) in net assets resulting from unit transactions	(3,043)	(9,421)	(14,553)	(372)	(53,740)	(1,072)	(129,762)	(227,179)	(86,291)	(2,957,357)
Net increase (decrease) in net assets	457	4,168	(19,323)	(172)	(55,276)	(4,421)	(159,308)	(290,921)	(109,960)	(2,359,190)

Net assets:
Beginning of period	84,887	151,007	63,429	13,687	79,854	47,531	847,877	1,644,004	344,156	20,422,512
End of period	$85,344	$155,175	$44,106	$13,515	$24,578	$43,110	$688,569	$1,353,083	$234,196	$18,063,322

(21) Formerly ClearBridge Variable Equity Income Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account

Operations:
Net investment income (loss)	$(76,912)	$(212)	$(13)	$(163)	$30,227	$(20,613)	$(100)	$(105,173)	$(102,393)	$(56,979)
Net realized gain (loss) on security transactions	253,844	148	195	2,452	11,447	87,679	47	432,085	655,124	166,699
Net realized gain distributions	319,773	—	—	2,986	—	139,185	1,089	—	903,877	94,276
Change in unrealized appreciation (depreciation) during the period	(560,085)	(91)	(345)	(5,367)	(19,188)	(238,185)	(1,233)	(1,439,577)	(1,806,840)	(167,867)
Net increase (decrease) in net assets resulting from operations	(63,380)	(155)	(163)	(92)	22,486	(31,934)	(197)	(1,112,665)	(350,232)	36,129

Unit transactions:
Purchases	9,951	120	120	—	11,526	11,044	—	32,477	94,162	13,431
Net transfers	782,325	—	—	(39)	(16,195)	(2,764)	—	231,278	(199,783)	(385,532)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(862,732)	(68)	(49)	(4,142)	(182,018)	(192,327)	(56)	(1,205,816)	(1,069,712)	(550,500)
Other transactions	84	—	—	—	1	1	1	83	(313)	2
Death benefits	(58,775)	—	(11,256)	(12,418)	(34,598)	(18,549)	—	(211,907)	(254,776)	—
Net annuity transactions	27,065	—	—	—	—	(604)	—	2,782	—	—
Net increase (decrease) in net assets resulting from unit transactions	(102,082)	52	(11,185)	(16,599)	(221,284)	(203,199)	(55)	(1,151,103)	(1,430,422)	(922,599)
Net increase (decrease) in net assets	(165,462)	(103)	(11,348)	(16,691)	(198,798)	(235,133)	(252)	(2,263,768)	(1,780,654)	(886,470)

Net assets:
Beginning of period	3,645,741	25,594	17,771	24,871	1,251,584	1,276,117	7,188	10,082,060	9,578,830	8,233,419
End of period	$3,480,279	$25,491	$6,423	$8,180	$1,052,786	$1,040,984	$6,936	$7,818,292	$7,798,176	$7,346,949

(22) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(23) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(24) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(25) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(26) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(27) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(28) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(29) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$34,328	$(43,268)	$82,878	$79,193	$(6,860)	$177,750	$(23,737)	$(140,488)	$(348,781)	$(136,948)
Net realized gain (loss) on security transactions	(224,713)	130,147	157,295	(32,481)	(53,825)	117,648	75,101	216,330	1,223,472	417,764
Net realized gain distributions	—	201,780	108,089	67,096	289	154,566	21,771	100,610	1,284,064	734,359
Change in unrealized appreciation (depreciation) during the period	(898,032)	(362,431)	(655,988)	(542,352)	(98,930)	(737,912)	64,091	(234,661)	628,689	(1,058,905)
Net increase (decrease) in net assets resulting from operations	(1,088,417)	(73,772)	(307,726)	(428,544)	(159,326)	(287,948)	137,226	(58,209)	2,787,444	(43,730)

Unit transactions:
Purchases	109,031	274,579	16,136	114,425	4,648	122,191	27,392	11,253	364,890	308,530
Net transfers	(49,374)	(92,899)	(960,045)	714,730	(67,399)	15,416	69,318	(94,568)	(1,953,447)	528,118
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,450,157)	(1,727,615)	(1,582,732)	(3,707,849)	(716,318)	(1,728,508)	(481,884)	(912,170)	(6,659,769)	(4,088,420)
Other transactions	(19)	2	(696)	(25)	(74)	(42)	(68)	2	(329)	14
Death benefits	(582,788)	(743,447)	(35,513)	(485,834)	(12,391)	(288,420)	(158)	(41,569)	(706,983)	(839,620)
Net annuity transactions	—	54,222	74,127	24,871	21,545	91,551	(5,741)	(3,563)	(48,145)	162,215
Net increase (decrease) in net assets resulting from unit transactions	(3,973,307)	(2,235,158)	(2,488,723)	(3,339,682)	(769,989)	(1,787,812)	(391,141)	(1,040,615)	(9,003,783)	(3,929,163)
Net increase (decrease) in net assets	(5,061,724)	(2,308,930)	(2,796,449)	(3,768,226)	(929,315)	(2,075,760)	(253,915)	(1,098,824)	(6,216,339)	(3,972,893)

Net assets:
Beginning of period	45,971,154	14,244,987	8,277,687	28,842,823	3,124,726	10,977,894	2,818,287	8,846,403	58,431,416	30,983,947
End of period	$40,909,430	$11,936,057	$5,481,238	$25,074,597	$2,195,411	$8,902,134	$2,564,372	$7,747,579	$52,215,077	$27,011,054

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)

Operations:
Net investment income (loss)	$(109,015)	$(34,697)	$(46,417)	$(66,933)	$74,813
Net realized gain (loss) on security transactions	305,794	(32,014)	(35,128)	(39,493)	(40,736)
Net realized gain distributions	238,780	1,718	403,374	427,460	105,187
Change in unrealized appreciation (depreciation) during the period	(2,321,801)	(192,648)	(523,309)	(520,864)	(1,314,230)
Net increase (decrease) in net assets resulting from operations	(1,886,242)	(257,641)	(201,480)	(199,830)	(1,174,966)

Unit transactions:
Purchases	260,550	63,631	743	11,456	32,475
Net transfers	981,905	111,337	(400,794)	58,506	(261,322)
Net interfund transfers due to corporate actions	—	—	5,734,180	7,776,888	15,262,315
Surrenders for benefit payments and fees	(4,403,440)	(724,901)	(385,539)	(823,982)	(2,277,181)
Other transactions	(175)	(1)	(1)	7,316	(77)
Death benefits	(784,805)	(181,015)	(42,580)	(92,880)	(243,681)
Net annuity transactions	21,031	24,521	140,043	61,028	38,454
Net increase (decrease) in net assets resulting from unit transactions	(3,924,934)	(706,428)	5,046,052	6,998,332	12,550,983
Net increase (decrease) in net assets	(5,811,176)	(964,069)	4,844,572	6,798,502	11,376,017

Net assets:
Beginning of period	35,929,589	5,553,590	—	—	—
End of period	$30,118,413	$4,589,521	$4,844,572	$6,798,502	$11,376,017

(30) Funded as of March 27, 2015.
(31) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(32) Funded as of March 27, 2015.
(33) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.
(34) Funded as of March 27, 2015.
(35) Merged with MFS® Research International Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2014

	American Century VP Value Fund	American Century VP Growth Fund	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	AllianceBernstein VPS International Value Portfolio	AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein VPS Value Portfolio	AllianceBernstein VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$17,825	$(364)	$53,707	$128,561	$(23,262)	$(771)	$(18,621)	$(131,761)	$(508,923)	$1,888,458
Net realized gain (loss) on security transactions	158,486	2,717	218,128	129,319	275,409	30,684	68,551	313,313	5,390,983	(1,455,899)
Net realized gain distributions	—	9,674	872,447	—	225,485	—	—	—	230,427	—
Change in unrealized appreciation (depreciation) during the period	113,866	(3,525)	(821,261)	(811,776)	(351,712)	(6,579)	(65,687)	893,248	(2,020,463)	3,144,553
Net increase (decrease) in net assets resulting from operations	290,177	8,502	323,021	(553,896)	125,920	23,334	(15,757)	1,074,800	3,092,024	3,577,112

Unit transactions:
Purchases	16,009	—	36,030	63,807	22,929	3,827	400	117,335	148,196	642,876
Net transfers	(103,240)	(7,648)	237,787	333,607	(677,422)	85,977	(73,204)	(1,272,933)	(957,649)	3,692,468
Surrenders for benefit payments and fees	(198,564)	(2,374)	(773,506)	(845,277)	(285,563)	(52,467)	(387,886)	(5,130,284)	(10,658,058)	(32,583,760)
Other transactions	4	—	(1)	(8)	—	—	(1)	(334)	27,300	4,184
Death benefits	(28,510)	—	(173,337)	(76,516)	(13,279)	(13,913)	(7,231)	(596,593)	(1,099,344)	(3,233,105)
Net annuity transactions	—	—	—	—	—	—	—	102,407	274,278	330,080
Net increase (decrease) in net assets resulting from unit transactions	(314,301)	(10,022)	(673,027)	(524,387)	(953,335)	23,424	(467,922)	(6,780,402)	(12,265,277)	(31,147,257)
Net increase (decrease) in net assets	(24,124)	(1,520)	(350,006)	(1,078,283)	(827,415)	46,758	(483,679)	(5,705,602)	(9,173,253)	(27,570,145)

Net assets:
Beginning of period	2,445,633	84,260	5,959,909	7,711,067	2,785,675	366,054	1,288,825	27,217,711	54,978,053	166,630,318
End of period	$2,421,509	$82,740	$5,609,903	$6,632,784	$1,958,260	$412,812	$805,146	$21,512,109	$45,804,800	$139,060,173

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$23,397	$(96,749)	$(909,305)	$(613,527)	$(55,005)	$(14)	$(513,036)	$255	$(294,759)	$943,858
Net realized gain (loss) on security transactions	16,688	3,886,699	2,656,880	3,938,363	46,399	156	—	2,212	1,120,946	3,117,904
Net realized gain distributions	—	—	5,267,113	2,955,508	187,493	—	—	5,030	402,908	—
Change in unrealized appreciation (depreciation) during the period	(39,765)	(4,302,475)	(5,682,639)	(6,239,650)	(32,048)	598	—	8,169	(1,168,907)	(1,582,521)
Net increase (decrease) in net assets resulting from operations	320	(512,525)	1,332,049	40,694	146,839	740	(513,036)	15,666	60,188	2,479,241

Unit transactions:
Purchases	—	340,471	157,496	247,755	25,063	—	712,645	160	148,452	163,506
Net transfers	(16,926)	146,912	(151,639)	(54,239)	(995,439)	—	107,401,014	34,791	728,614	(1,932,082)
Surrenders for benefit payments and fees	(256,713)	(10,410,992)	(10,179,523)	(6,617,162)	(497,286)	(466)	(67,803,877)	(3,392)	(10,124,140)	(12,876,353)
Other transactions	—	31,516	14,375	14,851	(1)	1	95,441	—	6,125	386
Death benefits	—	(693,842)	(815,299)	(367,562)	(51,179)	—	(2,662,141)	—	(599,594)	(1,067,948)
Net annuity transactions	(532)	38,044	98,055	41,877	—	—	116,648	—	65,566	(22,296)
Net increase (decrease) in net assets resulting from unit transactions	(274,171)	(10,547,891)	(10,876,535)	(6,734,480)	(1,518,842)	(465)	37,859,730	31,559	(9,774,977)	(15,734,787)
Net increase (decrease) in net assets	(273,851)	(11,060,416)	(9,544,486)	(6,693,786)	(1,372,003)	275	37,346,694	47,225	(9,714,789)	(13,255,546)

Net assets:
Beginning of period	1,200,328	62,425,737	53,794,965	39,908,287	4,386,691	7,517	21,229,172	74,713	49,307,481	70,429,149
End of period	$926,477	$51,365,321	$44,250,479	$33,214,501	$3,014,688	$7,792	$58,575,866	$121,938	$39,592,692	$57,173,603

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Sterling Capital Equity Income VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(883,907)	$1,189,256	$167,693	$(428,466)	$(5,558,886)	$(2,870,369)	$(646,264)	$(476,186)	$(893,038)	$157
Net realized gain (loss) on security transactions	16,969,795	8,781,340	(55,253)	5,847,594	45,905,484	43,028,315	6,803,169	3,762,523	5,362,364	578
Net realized gain distributions	10,308,475	—	73,277	6,425,324	25,745,594	23,816,471	—	5,289,943	239,428	—
Change in unrealized appreciation (depreciation) during the period	(19,322,725)	2,342,384	6,933,038	(11,630,978)	(33,550,309)	(23,469,940)	(11,476,738)	(13,295,291)	(4,413,832)	(63)
Net increase (decrease) in net assets resulting from operations	7,071,638	12,312,980	7,118,755	213,474	32,541,883	40,504,477	(5,319,833)	(4,719,011)	294,922	672

Unit transactions:
Purchases	941,003	343,333	1,115,296	149,395	2,029,848	1,834,986	570,912	196,677	305,038	—
Net transfers	1,434,182	7,916,029	2,334,627	(1,443,944)	(13,410,500)	(17,200,690)	(261,780)	33,662	(1,987,249)	—
Surrenders for benefit payments and fees	(39,840,121)	(20,184,701)	(44,358,055)	(11,581,071)	(103,853,512)	(96,462,702)	(25,815,125)	(10,374,512)	(10,903,863)	(1,319)
Other transactions	6,836	18,532	449,196	35,431	201,953	195,117	85,965	5,340	48,375	—
Death benefits	(5,716,278)	(1,973,679)	(5,141,553)	(1,276,078)	(8,474,529)	(9,084,189)	(2,495,888)	(749,998)	(880,300)	(2,605)
Net annuity transactions	635,903	405,995	376,645	132,712	718,574	994,571	226,448	50,455	33,944	—
Net increase (decrease) in net assets resulting from unit transactions	(42,538,475)	(13,474,491)	(45,223,844)	(13,983,555)	(122,788,166)	(119,722,907)	(27,689,468)	(10,838,376)	(13,384,055)	(3,924)
Net increase (decrease) in net assets	(35,466,837)	(1,161,511)	(38,105,089)	(13,770,081)	(90,246,283)	(79,218,430)	(33,009,301)	(15,557,387)	(13,089,133)	(3,252)

Net assets:
Beginning of period	228,180,458	102,679,347	216,722,358	72,622,692	573,773,764	530,508,380	$145,297,514	$58,781,086	$58,725,046	$34,956
End of period	$192,713,621	$101,517,836	$178,617,269	$58,852,611	$483,527,481	$451,289,950	$112,288,213	$43,223,699	$45,635,913	$31,704

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo Advantage VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(34,865)	$12,242	$(117,031)	$(19,670)	$(26,161)	$(201,426)	$(273,036)	$(9,630)	$(9,422)	$3,034
Net realized gain (loss) on security transactions	49,498	(1,227)	262,435	45,902	158,711	2,118,205	857,431	241,305	97,363	(18)
Net realized gain distributions	310,817	8,918	95,787	242,549	—	451,963	415,585	—	36,010	1,519
Change in unrealized appreciation (depreciation) during the period	(10,634)	7,417	(651,850)	(239,718)	20,256	(177,183)	(243,227)	(203,112)	(56,422)	(2,320)
Net increase (decrease) in net assets resulting from operations	314,816	27,350	(410,659)	29,063	152,806	2,191,559	756,753	28,563	67,529	2,215

Unit transactions:
Purchases	2,160	—	11,776	975	490	145,975	86,986	3,392	225	—
Net transfers	(49,130)	20,303	32,189	(219,305)	1,221,207	(249,519)	192,558	(533,008)	(351,352)	32,036
Surrenders for benefit payments and fees	(85,325)	(13,033)	(772,698)	(119,841)	(439,938)	(3,643,827)	(1,771,444)	(114,665)	(88,661)	(1,818)
Other transactions	(1)	59	(101)	(1)	5	4	38	—	—	—
Death benefits	(10,479)	(49,391)	(47,775)	17,944	(4,264)	(296,380)	(171,247)	(8,812)	—	—
Net annuity transactions	—	—	23,657	—	18,248	(54,936)	(11,902)	(21,950)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(142,775)	(42,062)	(752,952)	(320,228)	795,748	(4,098,683)	(1,675,011)	(675,043)	(439,788)	30,218
Net increase (decrease) in net assets	172,041	(14,712)	(1,163,611)	(291,165)	948,554	(1,907,124)	(918,258)	(646,480)	(372,259)	32,433

Net assets:
Beginning of period	2,259,312	706,478	6,289,041	1,224,790	1,151,416	24,630,367	18,323,229	1,454,040	932,859	99,079
End of period	$2,431,353	$691,766	$5,125,430	$933,625	$2,099,970	$22,723,243	$17,404,971	$807,560	$560,600	$131,512

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)

Operations:
Net investment income (loss)	$(938,855)	$20,023,554	$(243,063)	$(12,414)	$(1,337,702)	$(212,511)	$7,767,764	$662,874	$(48,221)	$114,400
Net realized gain (loss) on security transactions	22,578,568	15,149,671	3,453,489	(12,854)	4,269,966	1,930,162	800,666	24,803,005	64,254	5,295,434
Net realized gain distributions	4,572,441	—	—	—	14,437,262	1,362,512	3,558,931	1,610,847	—	—
Change in unrealized appreciation (depreciation) during the period	(11,485,136)	(14,633,000)	(107,426)	165,378	(13,537,757)	(3,289,005)	(10,978,154)	(10,259,648)	(2,824,146)	(18,337,006)
Net increase (decrease) in net assets resulting from operations	14,727,018	20,540,225	3,103,000	140,110	3,831,769	(208,842)	1,149,207	16,817,078	(2,808,113)	(12,927,172)

Unit transactions:
Purchases	783,742	4,333,386	164,223	7,623	276,513	180,090	967,186	1,554,842	158,007	465,811
Net transfers	(3,383,483)	(4,340,977)	1,352,515	(54,683)	(789,138)	(975,175)	(294,060)	(6,448,992)	(1,323,546)	5,479,151
Surrenders for benefit payments and fees	(49,616,428)	(118,710,299)	(7,550,936)	(84,213)	(14,175,214)	(3,163,041)	(36,030,662)	(61,858,117)	(6,152,481)	(22,084,722)
Other transactions	78,960	55,835	1,526	(11)	20,533	10,108	32,798	78,058	2,562	27,647
Death benefits	(3,952,578)	(18,095,939)	(547,116)	(43,504)	(1,152,349)	(150,505)	(3,652,132)	(6,932,198)	(368,232)	(2,120,092)
Net annuity transactions	511,240	1,878,565	104,495	(4,459)	83,901	14,550	493,600	912,136	(11,568)	230,504
Net increase (decrease) in net assets resulting from unit transactions	(55,578,547)	(134,879,429)	(6,475,293)	(179,247)	(15,735,754)	(4,083,973)	(38,483,270)	(72,694,271)	(7,695,258)	(18,001,701)
Net increase (decrease) in net assets	(40,851,529)	(114,339,204)	(3,372,293)	(39,137)	(11,903,985)	(4,292,815)	(37,334,063)	(55,877,193)	(10,503,371)	(30,928,873)

Net assets:
Beginning of period	258,059,095	645,762,006	35,049,205	1,153,745	79,345,282	20,748,049	198,652,045	343,836,287	34,141,312	118,072,167
End of period	$217,207,566	$531,422,802	$31,676,912	$1,114,608	$67,441,297	$16,455,234	$161,317,982	$287,959,094	$23,637,941	$87,143,294

(1) Formerly Franklin Rising Dividends Securities Fund. Change effective May 1, 2014.
(2) Formerly Franklin Income Securities Fund. Change effective May 1, 2014.
(3) Formerly Franklin Large Cap Growth Securities Fund. Change effective May 1, 2014.
(4) Formerly Franklin Global Real Estate Securities Fund. Change effective May 1, 2014.
(5) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.
(6) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.
(7) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.
(8) Formerly Franklin Templeton Mutual Shares Securities. Change effective May 1, 2014.
(9) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.
(10) Formerly Templeton Foreign Securities Fund. Change effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund	Franklin Large Cap Value VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Research HLS Fund
	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)(15)	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)

Operations:
Net investment income (loss)	$(764,432)	$267,517	$(300,182)	$58,692	$591,680	$(53,011)	$2,437,061	$(1,101,777)	$201,212	$1,171
Net realized gain (loss) on security transactions	11,184,046	4,828,445	1,637,243	(1,094,072)	143,575	710,373	1,544,505	10,764,364	7,634,415	113,809
Net realized gain distributions	—	6,205,373	2,302,395	3,526,915	—	—	—	20,666,952	12,572,985	11,895
Change in unrealized appreciation (depreciation) during the period	(18,025,861)	(7,441,692)	(3,065,525)	(2,286,830)	(694,896)	588,604	2,405,568	(22,072,421)	(9,095,278)	(107,352)
Net increase (decrease) in net assets resulting from operations	(7,606,247)	3,859,643	573,931	204,705	40,359	1,245,966	6,387,134	8,257,118	11,313,334	19,523

Unit transactions:
Purchases	876,113	673,783	126,645	6,820	173,230	122,973	1,065,016	983,254	679,335	—
Net transfers	(1,099,244)	(2,048,425)	224,678	(8,562,008)	485,428	56,275	3,158,731	(2,272,610)	(4,069,225)	(316,377)
Surrenders for benefit payments and fees	(39,695,349)	(17,971,713)	(3,422,292)	(1,589,870)	(1,736,480)	(2,692,933)	(18,802,197)	(16,983,813)	(13,149,941)	(50,343)
Other transactions	27,038	8,116	2,270	259	(2)	(109)	(1,207)	1,447	802	1
Death benefits	(4,645,738)	(1,339,073)	(211,304)	(93,328)	(381,816)	(187,249)	(1,606,392)	(1,187,902)	(835,103)	(8,082)
Net annuity transactions	425,396	(31,576)	(3,402)	—	(9,319)	(6,210)	331,918	(15,649)	142,976	—
Net increase (decrease) in net assets resulting from unit transactions	(44,111,784)	(20,708,888)	(3,283,405)	(10,238,127)	(1,468,959)	(2,707,253)	(15,854,131)	(19,475,273)	(17,231,156)	(374,801)
Net increase (decrease) in net assets	(51,718,031)	(16,849,245)	(2,709,474)	(10,033,422)	(1,428,600)	(1,461,287)	(9,466,997)	(11,218,155)	(5,917,822)	(355,278)

Net assets:
Beginning of period	215,920,588	104,121,213	17,183,794	10,033,422	18,826,191	18,155,718	154,892,749	156,772,819	110,603,880	355,278
End of period	$164,202,557	$87,271,968	$14,474,320	$—	$17,397,591	$16,694,431	$145,425,752	$145,554,664	$104,686,058	$—

(11) Formerly Templeton Growth Securities Fund. Change effective May 1, 2014.
(12) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.
(13) Formerly Franklin Flex Cap Growth Securities Fund. Change effective May 1, 2014.
(14) Liquidated as of November 7, 2014.
(15) Formerly Franklin Large Cap Value Securities Fund. Change effective May 1, 2014.
(16) Formerly Templeton Global Bond Securities Fund. Change effective May 1, 2014.
(17) Merged with Hartford Global Growth HLS Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford Index HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund
	Sub-Account	Sub-Account (18)	Sub-Account	Sub-Account (19)	Sub-Account (20)	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,901)	$(9,587)	$(113,677)	$(7,761)	$(448,219)	$542,057	$30,096	$41,937	$(7,977)	$(16,130)
Net realized gain (loss) on security transactions	23,212	26,630	1,404,052	154,648	3,144,998	81,442	1,464,145	487,435	156,814	43,024
Net realized gain distributions	10,565	—	139,804	407,860	5,375,880	—	330,992	—	389,444	136,896
Change in unrealized appreciation (depreciation) during the period	(118)	16,194	458,511	(531,968)	(4,169,587)	(514,931)	(1,634,900)	(1,006,408)	(480,977)	(60,095)
Net increase (decrease) in net assets resulting from operations	31,758	33,237	1,888,690	22,779	3,903,072	108,568	190,333	(477,036)	57,304	103,695

Unit transactions:
Purchases	—	51	191,479	1,878	260,603	89,192	13,250	79,700	4,020	—
Net transfers	317	293,229	(379,680)	(1,305,280)	415,342	19,906	(7,561,251)	29,482	(160,887)	3,093
Surrenders for benefit payments and fees	(30,554)	(127,755)	(1,377,117)	(60,902)	(3,132,472)	(839,504)	(266,097)	(916,153)	(233,106)	(77,389)
Other transactions	2	(3)	72	—	137	(17)	(35)	(1)	—	(2)
Death benefits	(15,584)	(9,621)	(201,378)	(5,018)	(348,577)	(102,899)	—	(153,979)	(66,814)	(19,544)
Net annuity transactions	—	(422)	17,623	—	—	—	—	(9,257)	—	(5,666)
Net increase (decrease) in net assets resulting from unit transactions	(45,819)	155,479	(1,749,001)	(1,369,322)	(2,804,967)	(833,322)	(7,814,133)	(970,208)	(456,787)	(99,508)
Net increase (decrease) in net assets	(14,061)	188,716	139,689	(1,346,543)	1,098,105	(724,754)	(7,623,800)	(1,447,244)	(399,483)	4,187

Net assets:
Beginning of period	155,832	691,385	14,667,571	1,346,543	33,470,814	9,349,739	7,623,800	9,647,494	2,486,980	1,127,729
End of period	$141,771	$880,101	$14,807,260	$—	$34,568,919	$8,624,985	$—	$8,200,250	$2,087,497	$1,131,916

(18) Merged with Hartford Global Research HLS Fund. Change effective June 23, 2014.
(19) Merged with Hartford Growth Opportunities HLS Fund. Change effective June 23, 2014.
(20) Merged with Hartford Growth HLS Fund. Change effective June 23, 2014.
(21) Merged with HIMCO VIT Index Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	American Funds Asset Allocation HLS Fund	American Funds Blue Chip Income and Growth HLS Fund	American Funds Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (22)	Sub-Account (23)	Sub-Account (24)

Operations:
Net investment income (loss)	$(10,122)	$(1,837,960)	$(82,105)	$(23,172)	$(34,157)	$40,346	$1,192	$7,145	$14,154	$148,786
Net realized gain (loss) on security transactions	45,755	72,203	397,930	212,762	406,498	(12,697)	85,559	(648,059)	993,519	(251,392)
Net realized gain distributions	82,100	—	730,185	247,064	—	—	—	4,484,845	1,418,008	1,376,455
Change in unrealized appreciation (depreciation) during the period	(81,737)	58,114	(872,648)	(402,293)	355,627	42,275	87,667	(4,054,879)	(2,097,029)	(176,752)
Net increase (decrease) in net assets resulting from operations	35,996	(1,707,643)	173,362	34,361	727,968	69,924	174,418	(210,948)	328,652	1,097,097

Unit transactions:
Purchases	7,254	364,773	4,307	11,592	3,097	204,938	5,636	109,154	20,242	116,420
Net transfers	29,489	3,122,034	(633,437)	(414,090)	(234,773)	(338,115)	3,563	(13,901,154)	(6,488,597)	(29,210,576)
Surrenders for benefit payments and fees	(47,692)	(34,547,978)	(401,029)	(275,261)	(1,142,960)	(506,211)	(107,496)	(1,410,848)	(523,125)	(2,461,339)
Other transactions	(1)	11,437	260	4	69	3	(2)	3	—	14
Death benefits	—	(2,598,751)	(67,710)	(5,108)	(160,471)	(13,940)	(1,888)	(313,990)	(57,336)	(243,600)
Net annuity transactions	—	140,019	(11,615)	(9,940)	21,023	—	(865)	—	—	(33,118)
Net increase (decrease) in net assets resulting from unit transactions	(10,950)	(33,508,466)	(1,109,224)	(692,803)	(1,514,015)	(653,325)	(101,052)	(15,516,835)	(7,048,816)	(31,832,199)
Net increase (decrease) in net assets	25,046	(35,216,109)	(935,862)	(658,442)	(786,047)	(583,401)	73,366	(15,727,783)	(6,720,164)	(30,735,102)

Net assets:
Beginning of period	607,498	121,724,972	4,973,222	1,951,842	9,363,607	5,890,729	1,855,273	15,727,783	6,720,164	30,735,102
End of period	$632,544	$86,508,863	$4,037,360	$1,293,400	$8,577,560	$5,307,328	$1,928,639	$—	$—	$—

(22) Merged with HIMCO VIT American Funds Asset Allocation Fund. Change effective October 20, 2014.
(23) Merged with HIMCO VIT American Funds Blue Chip Income and Growth Fund. Change effective October 20, 2014.
(24) Merged with HIMCO VIT American Funds Bond Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	American Funds Global Bond HLS Fund	American Funds Global Growth and Income HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	American Funds New World HLS Fund	Hartford Portfolio Diversifier HLS Fund	Huntington VA Income Equity Fund
	Sub-Account (25)	Sub-Account (26)	Sub-Account (27)	Sub-Account (28)	Sub-Account (29)	Sub-Account (30)	Sub-Account (31)	Sub-Account (32)	Sub-Account (33)	Sub-Account (34)

Operations:
Net investment income (loss)	$(39,531)	$209,363	$(12,386)	$(90,999)	$(278,446)	$(55,368)	$(19,831)	$(22,857)	$(43,824)	$244,543
Net realized gain (loss) on security transactions	(269,789)	(1,413,313)	(476,509)	(428,211)	4,362,729	3,462,071	(388,727)	(1,923,938)	(7,853,383)	469,368
Net realized gain distributions	279,312	4,638,807	1,374,743	1,891,928	19,585,010	9,807,500	7,762,627	2,176,283	—	114,279
Change in unrealized appreciation (depreciation) during the period	111,419	(3,652,683)	(1,061,807)	(1,864,051)	(24,439,029)	(12,748,117)	(9,870,780)	(679,971)	7,751,202	(596,764)
Net increase (decrease) in net assets resulting from operations	81,411	(217,826)	(175,959)	(491,333)	(769,736)	466,086	(2,516,711)	(450,483)	(146,005)	231,426

Unit transactions:
Purchases	109,711	24,258	2,697	15,884	265,116	62,284	208,917	4,712	240,800	13,857
Net transfers	(3,119,982)	(10,194,390)	(2,771,618)	(8,204,196)	(55,478,555)	(30,886,019)	(33,695,691)	(5,829,791)	(45,442,051)	(4,111,513)
Surrenders for benefit payments and fees	(184,559)	(1,018,190)	(263,255)	(761,447)	(4,762,471)	(2,892,468)	(2,808,771)	(598,761)	(2,531,965)	(469,966)
Other transactions	2	—	15	36	236	285	(83)	2	(1)	—
Death benefits	(97,917)	(210,834)	(57,081)	(54,883)	(514,676)	(516,642)	(289,010)	(56,315)	(289,142)	—
Net annuity transactions	—	—	(27,444)	(29,634)	(75,660)	(31,962)	(23,600)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3,292,745)	(11,399,156)	(3,116,686)	(9,034,240)	(60,566,010)	(34,264,522)	(36,608,238)	(6,480,153)	(48,022,359)	(4,567,622)
Net increase (decrease) in net assets	(3,211,334)	(11,616,982)	(3,292,645)	(9,525,573)	(61,335,746)	(33,798,436)	(39,124,949)	(6,930,636)	(48,168,364)	(4,336,196)

Net assets:
Beginning of period	3,211,334	11,616,982	3,292,645	9,525,573	61,335,746	33,798,436	39,124,949	6,930,636	48,168,364	4,336,196
End of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(25) Merged with HIMCO VIT American Funds Global Bond Fund. Change effective October 20, 2014.
(26) Merged with HIMCO VIT American Funds Global Growth and Income Fund. Change effective October 20, 2014.
(27) Merged with HIMCO VIT American Funds Global Growth Fund. Change effective October 20, 2014.
(28) Merged with HIMCO VIT American Funds Global Small Capitalization Fund. Change effective October 20, 2014.
(29) Merged with HIMCO VIT American Funds Growth Fund. Change effective October 20, 2014.
(30) Merged with HIMCO VIT American Funds Growth-Income Fund. Change effective October 20, 2014.
(31) Merged with HIMCO VIT American Funds International Fund. Change effective October 20, 2014.
(32) Merged with HIMCO VIT American Funds New World Fund. Change effective October 20, 2014.
(33) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective October 20, 2014.
(34) Merged with Huntington VA Dividend Capture Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Mid Corp America Fund	Huntington VA Rotating Markets Fund	Huntington VA International Equity Fund	Huntington VA Mortgage Securities Fund	Huntington VA Situs Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund
	Sub-Account (35)	Sub-Account (36)	Sub-Account (37)	Sub-Account (38)	Sub-Account	Sub-Account (39)	Sub-Account (40)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$262,577	$(8,508)	$6,287	$(4,775)	$20,198	$71,962	$(87,425)	$(5,660)	$557	$384,043
Net realized gain (loss) on security transactions	387,631	(1,088,741)	(1,801,870)	(236,979)	288,183	(74,865)	980,548	43,342	84,017	368,620
Net realized gain distributions	—	1,636,586	3,496,420	384,022	—	49,417	252,176	308,220	664,914	332,464
Change in unrealized appreciation (depreciation) during the period	49,529	(605,061)	(1,596,135)	(161,531)	(610,556)	(30,490)	(1,563,579)	(234,326)	(283,061)	(709,859)
Net increase (decrease) in net assets resulting from operations	699,737	(65,724)	104,702	(19,263)	(302,175)	16,024	(418,280)	111,576	466,427	375,268

Unit transactions:
Purchases	107,381	3,277	42,212	146	35,783	6,702	80,405	958	8,013	100,738
Net transfers	1,797,129	(2,313,965)	(6,884,793)	(1,354,010)	(497,860)	(2,618,295)	4,387,858	(62,621)	808,629	310,392
Surrenders for benefit payments and fees	(3,322,134)	(221,358)	(629,480)	(125,099)	(1,416,540)	(155,000)	(2,637,621)	(97,612)	(1,817,807)	(1,826,066)
Other transactions	21,161	5	1,319	1	3,989	12	24,539	1	1	(2)
Death benefits	(117,917)	—	(4,192)	—	(52,921)	(142)	(107,140)	—	—	(129,142)
Net annuity transactions	—	—	—	—	—	—	—	—	—	(1,817)
Net increase (decrease) in net assets resulting from unit transactions	(1,514,380)	(2,532,041)	(7,474,934)	(1,478,962)	(1,927,549)	(2,766,723)	1,748,041	(159,274)	(1,001,164)	(1,545,897)
Net increase (decrease) in net assets	(814,643)	(2,597,765)	(7,370,232)	(1,498,225)	(2,229,724)	(2,750,699)	1,329,761	(47,698)	(534,737)	(1,170,629)

Net assets:
Beginning of period	9,743,486	2,597,765	7,370,232	1,498,225	5,288,743	2,750,699	6,269,556	1,788,586	5,644,241	13,507,408
End of period	$8,928,843	$—	$—	$—	$3,059,019	$—	$7,599,317	$1,740,888	$5,109,504	$12,336,779

(35) Merged with Huntington VA Income Equity Fund. Change effective June 23, 2014.
(36) Liquidated as of May 16, 2014.
(37) Merged with Huntington VA Situs Fund. Change effective June 23, 2014.
(38) Liquidated as of May 16, 2014.
(39) Liquidated as of May 16, 2014.
(40) Merged with Huntington VA Mid Corp America Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Lord Abbett Growth and Income Fund	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,822)	$(61,918)	$(507,614)	$(78,327)	$(113,754)	$(663,856)	$(374,480)	$(917,694)	$55,939	$(217,422)
Net realized gain (loss) on security transactions	259,730	415,171	2,978,082	797,145	793,285	9,000,194	1,383,215	3,983,039	11,973,056	7,867,942
Net realized gain distributions	—	—	2,047,612	67,529	472,189	5,528,560	2,083,659	9,707,876	6,183,476	2,588,046
Change in unrealized appreciation (depreciation) during the period	(51,068)	162,709	(2,435,550)	(660,019)	(401,501)	(7,664,171)	(1,838,097)	(17,952,519)	(2,605,408)	(3,313,606)
Net increase (decrease) in net assets resulting from operations	167,840	515,962	2,082,530	126,328	750,219	6,200,727	1,254,297	(5,179,298)	15,607,063	6,924,960

Unit transactions:
Purchases	700	4,947	85,042	63,293	5,548	301,927	117,812	143,682	891,578	665,593
Net transfers	465,987	487,453	124,512	(577,472)	336,384	(4,183,592)	(572,191)	(1,709,755)	(5,599,728)	(4,830,885)
Surrenders for benefit payments and fees	(2,275,796)	(957,362)	(7,733,781)	(1,339,959)	(1,831,961)	(15,549,416)	(2,736,012)	(10,268,952)	(50,884,132)	(14,791,218)
Other transactions	—	(36)	43,939	87	12	7,155	1,861	2,347	41,072	35,977
Death benefits	(54,634)	(92,906)	(371,785)	(53,938)	(129,947)	(1,534,005)	(314,936)	(810,914)	(5,573,849)	(1,313,243)
Net annuity transactions	—	(8,946)	(8,272)	24,911	1,521	139,701	6,173	99,519	375,888	19,595
Net increase (decrease) in net assets resulting from unit transactions	(1,863,743)	(566,850)	(7,860,345)	(1,883,078)	(1,618,443)	(20,818,230)	(3,497,293)	(12,544,073)	(60,749,171)	(20,214,181)
Net increase (decrease) in net assets	(1,695,903)	(50,888)	(5,777,815)	(1,756,750)	(868,224)	(14,617,503)	(2,242,996)	(17,723,371)	(45,142,108)	(13,289,221)

Net assets:
Beginning of period	4,816,754	6,010,093	35,800,328	8,069,294	9,207,380	84,388,804	21,488,201	61,957,861	268,989,737	96,244,644
End of period	$3,120,851	$5,959,205	$30,022,513	$6,312,544	$8,339,156	$69,771,301	$19,245,205	$44,234,490	$223,847,629	$82,955,423

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	MFS® Research Bond Fund	MFS® Research International Fund	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	UIF Core Plus Fixed Income Portfolio	UIF Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,341,869	$(31,808)	$(54,535)	$1,700,398	$4,506	$(397)	$(6,794)	$5,664	$306	$(5,126)
Net realized gain (loss) on security transactions	2,181,785	74,208	476,093	484,569	507	262	21,145	68,918	56	5,742
Net realized gain distributions	—	—	372,595	—	24,553	1,576	59,657	43,290	—	19,476
Change in unrealized appreciation (depreciation) during the period	1,286,135	(1,405,369)	(393,817)	(1,488,611)	(27,207)	(3,708)	(24,819)	(65,716)	1,528	(8,752)
Net increase (decrease) in net assets resulting from operations	4,809,789	(1,362,969)	400,336	696,356	2,359	(2,267)	49,189	52,156	1,890	11,340

Unit transactions:
Purchases	591,383	64,433	10,398	224,185	—	—	—	54,299	12,412	—
Net transfers	4,541,357	1,130,605	656,745	(1,068,155)	64,565	5,559	(20,139)	(294,249)	—	(10,298)
Net interfund transfers due to corporate actions
Surrenders for benefit payments and fees	(28,356,421)	(2,830,987)	(1,002,261)	(10,199,123)	(4,267)	(1,645)	(6,775)	(66,821)	(712)	(8,852)
Other transactions	254,024	366	495	5,720	3	—	—	33	—	1
Death benefits	(1,366,239)	(244,467)	(34,912)	(1,221,028)	—	—	—	(18,390)	—	(14,097)
Net annuity transactions	23,085	2,561	—	113,631	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(24,312,811)	(1,877,489)	(369,535)	(12,144,770)	60,301	3,914	(26,914)	(325,128)	11,700	(33,246)
Net increase (decrease) in net assets	(19,503,022)	(3,240,458)	30,801	(11,448,414)	62,660	1,647	22,275	(272,972)	13,590	(21,906)

Net assets:
Beginning of period	123,654,533	17,694,078	5,542,668	54,331,348	227,327	34,025	439,153	1,005,774	31,013	275,252
End of period	$104,151,511	$14,453,620	$5,573,469	$42,882,934	$289,987	$35,672	$461,428	$732,802	$44,603	$253,346

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio — Marsico International Opportunities Fund	Columbia Variable Portfolio — Marsico Focused Equities Fund	Columbia Variable Portfolio — Asset Allocation Fund	Columbia Variable Portfolio — Marsico Growth Fund	Columbia Variable Portfolio — Marsico 21st Century Fund	Columbia Variable Portfolio — Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(35,851)	$(12,217)	$(3,046)	$(5,166)	$(166,138)	$(127,176)	$19,148	$(125,334)	$(40,809)	$(206,909)
Net realized gain (loss) on security transactions	218,578	116,852	8,382	43,315	571,069	562,502	(16,238)	758,764	254,707	482,229
Net realized gain distributions	317,982	73,969	15,199	96,506	—	1,220,517	78,306	961,724	83,857	—
Change in unrealized appreciation (depreciation) during the period	(536,687)	(119,033)	(29,783)	(90,107)	(1,010,440)	(925,412)	170,306	(1,158,828)	(166,751)	456,496
Net increase (decrease) in net assets resulting from operations	(35,978)	59,571	(9,248)	44,548	(605,509)	730,431	251,522	436,326	131,004	731,816

Unit transactions:
Purchases	10,414	3,070	—	—	15,849	2,904	—	29,299	12,500	26,202
Net transfers	(15,984)	(147,997)	(117,501)	(286,093)	326,805	(343,449)	(52,456)	(243,377)	(191,518)	(154,776)
Surrenders for benefit payments and fees	(244,906)	(92,017)	(5,427)	(63,790)	(1,424,611)	(1,806,951)	(448,463)	(993,937)	(223,951)	(1,290,946)
Other transactions	—	—	—	69	(659)	17	69	(2,011)	—	(20)
Death benefits	(9,128)	(893)	—	(17,294)	(81,354)	(21,370)	(192,596)	(143,004)	(59,409)	(57,841)
Net annuity transactions	(17,589)	—	—	—	18,717	68,631	(5,090)	3,778	9,731	42,009
Net increase (decrease) in net assets resulting from unit transactions	(277,193)	(237,837)	(122,928)	(367,108)	(1,145,253)	(2,100,218)	(698,536)	(1,349,252)	(452,647)	(1,435,372)
Net increase (decrease) in net assets	(313,171)	(178,266)	(132,176)	(322,560)	(1,750,762)	(1,369,787)	(447,014)	(912,926)	(321,643)	(703,556)

Net assets:
Beginning of period	2,321,328	1,067,146	283,325	919,749	8,926,475	8,678,906	3,713,728	7,084,761	2,218,996	10,069,242
End of period	$2,008,157	$888,880	$151,149	$597,189	$7,175,713	$7,309,119	$3,266,714	$6,171,835	$1,897,353	$9,365,686

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Equity Income Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(173,218)	$(198,284)	$(10,008)	$(52,118)	$(9,326)	$(56,643)	$(1,170)	$1,224,733	$8,923	$(508)
Net realized gain (loss) on security transactions	(98,972)	358,628	25,854	398,338	268,056	695,478	14,599	212,923	112,475	4,361
Net realized gain distributions	—	—	16,976	319,142	21,534	829,334	10,342	—	37,567	—
Change in unrealized appreciation (depreciation) during the period	453,006	293,324	65,154	(634,978)	(205,275)	(893,024)	(1,500)	(1,607,025)	(114,282)	(28,302)
Net increase (decrease) in net assets resulting from operations	180,816	453,668	97,976	30,384	74,989	575,145	22,271	(169,369)	44,683	(24,449)

Unit transactions:
Purchases	27,704	29,584	49	20,175	6,837	40,654	3,774	170,086	500	—
Net transfers	(80,886)	(280,467)	337,776	(43,368)	(224,429)	(373,579)	132,105	(205,208)	(263,606)	2,022
Surrenders for benefit payments and fees	(1,425,073)	(1,153,424)	(84,061)	(520,876)	(360,003)	(573,944)	(74,095)	(2,680,097)	(302,907)	(22,847)
Other transactions	(167)	(1,793)	2	10	—	(5)	—	(10)	—	—
Death benefits	(192,301)	(96,284)	—	(120,407)	(2,034)	(65,328)	—	(210,729)	—	(725)
Net annuity transactions	62,628	33,704	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,608,095)	(1,468,680)	253,766	(664,466)	(579,629)	(972,202)	61,784	(2,925,958)	(566,013)	(21,550)
Net increase (decrease) in net assets	(1,427,279)	(1,015,012)	351,742	(634,082)	(504,640)	(397,057)	84,055	(3,095,327)	(521,330)	(45,999)

Net assets:
Beginning of period	9,087,876	9,966,805	697,834	7,345,651	1,276,256	6,526,667	251,413	20,076,797	996,265	244,253
End of period	$7,660,597	$8,951,793	$1,049,576	$6,711,569	$771,616	$6,129,610	$335,468	$16,981,470	$474,935	$198,254

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund	Putnam VT Voyager Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Insurance Trust Intrepid Growth Portfolio	JPMorgan Insurance Trust Mid Cap Growth Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (41)	Sub-Account (42)	Sub-Account (43)	Sub-Account

Operations:
Net investment income (loss)	$(3,911)	$(13,839)	$1,718	$1,454,609	$(42,682)	$(83,447)	$79,614	$(23,403)	$(118,662)	$(45,354)
Net realized gain (loss) on security transactions	24,894	425,008	200,991	157,301	842,025	575,346	7,964,304	1,682,384	484,928	(226,716)
Net realized gain distributions	—	287,883	48,441	—	—	1,164,743	2,037,475	—	2,355,205	299,406
Change in unrealized appreciation (depreciation) during the period	(61,473)	(713,399)	(21,156)	408,044	(59,652)	(549,551)	(7,699,295)	(1,225,556)	(2,106,137)	634,761
Net increase (decrease) in net assets resulting from operations	(40,490)	(14,347)	229,994	2,019,954	739,691	1,107,091	2,382,098	433,425	615,334	662,097

Unit transactions:
Purchases	—	14	16,009	172,275	56,587	12,415	153,136	1,401	38,609	33,276
Net transfers	19,731	(692,470)	(49,914)	834,155	384,723	(220,702)	(25,584,369)	(3,650,049)	(7,313,440)	(91,467)
Surrenders for benefit payments and fees	(134,614)	(1,459,353)	(198,959)	(12,931,776)	(1,494,975)	(1,888,840)	(4,715,361)	(441,017)	(1,818,079)	(1,411,883)
Other transactions	—	—	3	(266)	656	431	698	51	215	106
Death benefits	—	—	(28,717)	(1,570,991)	(183,938)	(156,645)	(798,824)	(36,000)	(134,059)	(115,351)
Net annuity transactions	—	—	—	194,287	22,882	—	(2,280)	(2)	(1,009)	22,166
Net increase (decrease) in net assets resulting from unit transactions	(114,883)	(2,151,809)	(261,578)	(13,302,316)	(1,214,065)	(2,253,341)	(30,947,000)	(4,125,616)	(9,227,763)	(1,563,153)
Net increase (decrease) in net assets	(155,373)	(2,166,156)	(31,584)	(11,282,362)	(474,374)	(1,146,250)	(28,564,902)	(3,692,191)	(8,612,429)	(901,056)

Net assets:
Beginning of period	576,510	2,440,595	2,471,029	65,170,524	7,175,293	9,333,904	28,564,902	3,692,191	8,612,429	6,014,616
End of period	$421,137	$274,439	$2,439,445	$53,888,162	$6,700,919	$8,187,654	$—	$—	$—	$5,113,560

(41) Liquidated as of December 12, 2014.
(42) Liquidated as of December 12, 2014.
(43) Liquidated as of December 12, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO EqS Pathfinder Fund®	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Equity Income Portfolio	ClearBridge Variable All Cap Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (44)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (45)

Operations:
Net investment income (loss)	$225	$7,534	$(4,377)	$152	$(1,921)	$(2,782)	$(1,123)	$(233)	$757	$118,900
Net realized gain (loss) on security transactions	237	102	53,639	(44)	31,244	9,359	4,688	(1,040)	592	(432,960)
Net realized gain distributions	—	—	8,147	—	—	—	—	—	—	388,530
Change in unrealized appreciation (depreciation) during the period	12,661	(7,920)	(54,778)	367	(21,704)	5,165	1,736	132	4,446	(27,687)
Net increase (decrease) in net assets resulting from operations	13,123	(284)	2,631	475	7,619	11,742	5,301	(1,141)	5,795	46,783

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	—
Net transfers	106,637	1,850	(218,543)	2,647	(36,093)	(2,811)	—	—	49,191	(583,053)
Surrenders for benefit payments and fees	(861)	(2,863)	(55,520)	(889)	(30,667)	(15,970)	(13,185)	(373)	(18,874)	(73,448)
Other transactions	1	—	5	—	—	(4)	—	—	—	1
Death benefits	—	—	(15,424)	—	—	(3,898)	—	—	—	—
Net annuity transactions	—	—	—	—	—	(9,492)	(1,783)	—	—	(48,937)
Net increase (decrease) in net assets resulting from unit transactions	105,777	(1,013)	(289,482)	1,758	(66,760)	(32,175)	(14,968)	(373)	30,317	(705,437)
Net increase (decrease) in net assets	118,900	(1,297)	(286,851)	2,233	(59,141)	(20,433)	(9,667)	(1,514)	36,112	(658,654)

Net assets:
Beginning of period	63,117	166,670	799,977	12,126	144,028	171,440	73,096	15,201	43,742	658,654
End of period	$182,017	$165,373	$513,126	$14,359	$84,887	$151,007	$63,429	$13,687	$79,854	$—

(44) Formerly PIMCO Global Multi-Asset Fund. Change effective April 30, 2014.
(45) Merged with ClearBridge Variable Large Cap Value Portfolio. Change effective December 5, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo Advantage VT Index Asset Allocation Fund	Wells Fargo Advantage VT Total Return Bond Fund	Wells Fargo Advantage VT Intrinsic Value Fund	Wells Fargo Advantage VT International Equity Fund
	Sub-Account	Sub-Account (46)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,768	$10,846	$(1,856)	$(3,865)	$(400,467)	$(77,290)	$(75)	$2	$(236)	$18,711
Net realized gain (loss) on security transactions	880	13,879	147,731	34,742	1,943,401	433,706	240	1	6,140	5,965
Net realized gain distributions	—	51,180	185,291	—	—	—	—	—	—	33,653
Change in unrealized appreciation (depreciation) during the period	(4,339)	(59,118)	(192,988)	(3,278)	(280,577)	(184,814)	3,341	706	(3,323)	(158,695)
Net increase (decrease) in net assets resulting from operations	(691)	16,787	138,178	27,599	1,262,357	171,602	3,506	709	2,581	(100,366)

Unit transactions:
Purchases	—	—	192	—	148,860	67,773	120	120	—	1,667
Net transfers	800	585,319	(8,225)	(413)	534,411	472,158	—	—	(951)	47,563
Surrenders for benefit payments and fees	(12,072)	(38,156)	(269,037)	(145,029)	(4,898,655)	(1,068,838)	(864)	(49)	(13,325)	(202,151)
Other transactions	—	—	3	—	1,675	1,178	—	1	—	7
Death benefits	—	—	(24,236)	—	(294,820)	(4,554)	—	—	—	(29,097)
Net annuity transactions	—	43,187	—	—	7,169	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(11,272)	590,350	(301,303)	(145,442)	(4,501,360)	(532,283)	(744)	72	(14,276)	(182,011)
Net increase (decrease) in net assets	(11,963)	607,137	(163,125)	(117,843)	(3,239,003)	(360,681)	2,762	781	(11,695)	(282,377)

Net assets:
Beginning of period	59,494	240,740	1,807,129	461,999	23,661,515	4,006,422	22,832	16,990	36,566	1,533,961
End of period	$47,531	$847,877	$1,644,004	$344,156	$20,422,512	$3,645,741	$25,594	$17,771	$24,871	$1,251,584

(46) Merged with ClearBridge Variable All Cap Value Portfolio. Change effective December 5, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Wells Fargo Advantage VT Small Cap Growth Fund	Wells Fargo Advantage VT Discovery Fund	Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo Advantage VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Bond Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (47)(48)	Sub-Account (49)(50)	Sub-Account (51)(52)	Sub-Account (53)(54)	Sub-Account (55)(56)	Sub-Account (57)(58)

Operations:
Net investment income (loss)	$(27,539)	$(95)	$(126,415)	$(121,914)	$(16,932)	$(394)	$(50,361)	$(27,047)	$(90,514)	$(10,474)
Net realized gain (loss) on security transactions	182,356	59	861,796	666,794	31,397	(21,788)	7,458	15,499	(1,630)	(2,683)
Net realized gain distributions	149,069	906	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(377,339)	(944)	(335,699)	285,034	659,972	(1,121,967)	688,151	570,594	30,807	(82,730)
Net increase (decrease) in net assets resulting from operations	(73,453)	(74)	399,682	829,914	674,437	(1,144,149)	645,248	559,046	(61,337)	(95,887)

Unit transactions:
Purchases	544	—	46,221	75,435	—	3,054	66,178	47,500	33,141	4,234
Net transfers	122,096	—	136,947	(363,544)	7,589,873	47,571,137	13,681,439	7,773,280	29,382,164	3,249,132
Surrenders for benefit payments and fees	(526,520)	(52)	(1,631,469)	(869,037)	(30,892)	(422,209)	(136,763)	(137,795)	(477,575)	(28,432)
Other transactions	(27)	1	146	6	1	(25)	(6)	(2)	14	—
Death benefits	(36,617)	—	(230,686)	(120,739)	—	(36,654)	(11,109)	(839)	(63,636)	(4,321)
Net annuity transactions	(634)	—	(457)	—	—	—	—	36,497	30,052	—
Net increase (decrease) in net assets resulting from unit transactions	(441,158)	(51)	(1,679,298)	(1,277,879)	7,558,982	47,115,303	13,599,739	7,718,641	28,904,160	3,220,613
Net increase (decrease) in net assets	(514,611)	(125)	(1,279,616)	(447,965)	8,233,419	45,971,154	14,244,987	8,277,687	28,842,823	3,124,726

Net assets:
Beginning of period	1,790,728	7,313	11,361,676	10,026,795	—	—	—	—	—	—
End of period	$1,276,117	$7,188	$10,082,060	$9,578,830	$8,233,419	$45,971,154	$14,244,987	$8,277,687	$28,842,823	$3,124,726

(47) Funded as of October 17, 2014.
(48) Merged with Hartford Index HLS Fund. Change effective October 20, 2014.
(49) Merged with Hartford Portfolio Diversifier HLS Fund. Change effective October 20, 2014.
(50) Funded as of October 17, 2014.
(51) Merged with American Funds Asset Allocation HLS Fund. Change effective October 20, 2014.
(52) Funded as of October 17, 2014.
(53) Merged with American Funds Blue Chip Income and Growth HLS Fund. Change effective October 20, 2014.
(54) Funded as of October 17, 2014.
(55) Merged with American Funds Bond HLS Fund. Change effective October 20, 2014.
(56) Funded as of October 17, 2014.
(57) Merged with American Funds Global Bond HLS Fund. Change effective October 20, 2014.
(58) Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Period Ended December 31, 2014

	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund
	Sub-Account (59)(60)	Sub-Account (61)(62)	Sub-Account (63)(64)	Sub-Account (65)(66)	Sub-Account (67)(68)	Sub-Account (69)(70)	Sub-Account (71)(72)

Operations:
Net investment income (loss)	$(36,723)	$(9,425)	$(28,972)	$(181,780)	$(96,341)	$(112,489)	$(20,780)
Net realized gain (loss) on security transactions	18,617	6,941	7,566	83,845	63,082	28,397	3,775
Net realized gain distributions	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	666,042	182,618	541,648	4,635,217	2,188,798	1,043,223	(138,679)
Net increase (decrease) in net assets resulting from operations	647,936	180,134	520,242	4,537,282	2,155,539	959,131	(155,684)

Unit transactions:
Purchases	70,525	362	5,464	81,895	27,833	35,539	2
Net transfers	10,576,924	2,713,532	8,407,722	54,491,248	29,239,964	35,401,615	5,808,306
Surrenders for benefit payments and fees	(274,727)	(50,510)	(104,099)	(729,232)	(533,579)	(422,767)	(86,697)
Other transactions	(6)	(4)	(39)	99	(88)	101	—
Death benefits	(42,758)	(32,852)	—	(112,627)	(50,510)	(64,683)	(12,337)
Net annuity transactions	—	7,625	17,113	162,751	144,788	20,653	—
Net increase (decrease) in net assets resulting from unit transactions	10,329,958	2,638,153	8,326,161	53,894,134	28,828,408	34,970,458	5,709,274
Net increase (decrease) in net assets	10,977,894	2,818,287	8,846,403	58,431,416	30,983,947	35,929,589	5,553,590

Net assets:
Beginning of period	—	—	—	—	—	—	—
End of period	$10,977,894	$2,818,287	$8,846,403	$58,431,416	$30,983,947	$35,929,589	$5,553,590

(59) Merged with American Funds Global Growth and Income HLS Fund. Change effective October 20, 2014.
(60) Funded as of October 17, 2014.
(61) Merged with American Funds Global Growth HLS Fund. Change effective October 20, 2014.
(62) Funded as of October 17, 2014.
(63) Merged with American Funds Global Small Capitalization HLS Fund. Change effective October 20, 2014.
(64) Funded as of October 17, 2014.
(65) Merged with American Funds Growth HLS Fund. Change effective October 20, 2014.
(66) Funded as of October 17, 2014.
(67) Merged with American Funds Growth-Income HLS Fund. Change effective October 20, 2014.
(68) Funded as of October 17, 2014.
(69) Merged with American Funds International HLS Fund. Change effective October 20, 2014.
(70) Funded as of October 17, 2014.
(71) Merged with American Funds New World HLS Fund. Change effective October 20, 2014.
(72) Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2015

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio), AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio), AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio), AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio), Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Sterling Capital Equity Income VIF*, Sterling Capital Special Opportunities VIF*, Sterling Capital Total Return Bond VIF*, Columbia Variable Portfolio — Small Company Growth Fund, Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund), Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Huntington VA Dividend Capture Fund, Huntington VA International Equity Fund*, Huntington VA Situs Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Core Equity Fund (Merged with MFS® Core Equity Portfolio), MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Growth Stock Fund (Merged with MFS® Massachusetts Investors Growth Stock Portfolio), MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series (Formerly MFS® Research Bond Fund), MFS® Research International Fund (Merged with MFS® Research International Portfolio), MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, UIF Core Plus Fixed Income Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - International Opportunities Fund (Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund), Columbia Variable Portfolio - Large Cap Growth Fund III (Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund), Columbia Variable Portfolio — Asset Allocation Fund, Variable Portfolio - Loomis Sayles Growth Fund II (Formerly Columbia Variable Portfolio — Marsico Growth Fund), Columbia Variable Portfolio - Large Cap Growth Fund II (Formerly Columbia Variable Portfolio — Marsico 21st Century Fund), Columbia Variable Portfolio — Dividend Opportunity Fund, Columbia Variable Portfolio — Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund (Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund), Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Oppenheimer Equity Income Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, Putnam VT Voyager Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO Global Dividend Portfolio (Formerly PIMCO EqS Pathfinder Fund®), PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio (Formerly ClearBridge Variable Equity Income Portfolio), Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund), Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund), Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund), Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund), Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund), Wells Fargo VT Discovery Fund (Formerly Wells Fargo Advantage VT Discovery Fund), Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund), Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund), HIMCO VIT Index Fund, HIMCO VIT Portfolio Diversifier Fund, HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund, HIMCO VIT American Funds New World Fund, MFS® Core Equity Portfolio (Merged with MFS® Core Equity Fund), MFS® Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund), and MFS® Research International Portfolio (Merged with MFS® Research International Fund).

* During 2015, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. For 2015, these transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets. For 2014, the following transfers due to fund mergers are included in net transfers on the statements of changes in net assets:

Surviving Sub-Account	Assets Received
Hartford Global Growth HLS Fund	$325,373
Hartford Growth Opportunities HLS Fund	$1,368,074
HIMCO VIT Index Fund	$7,293,402
HIMCO VIT American Funds Asset Allocation Fund	$13,419,514
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$7,495,428
HIMCO VIT American Funds Bond Fund	$29,310,756
HIMCO VIT American Funds Global Bond Fund	$3,318,941
HIMCO VIT American Funds Global Growth and Income Fund	$10,507,954
HIMCO VIT American Funds Global Growth Fund	$2,727,715
HIMCO VIT American Funds Global Small Capitalization Fund	$8,402,377
HIMCO VIT American Funds Growth Fund	$54,562,433
HIMCO VIT American Funds Growth-Income Fund	$29,347,791
HIMCO VIT American Funds International Fund	$35,295,608
HIMCO VIT American Funds New World Fund	$5,832,397
HIMCO VIT Portfolio Diversifier Fund	$46,827,727
Huntington VA Dividend Capture Fund	$3,553,308
Huntington VA Situs Fund	$5,478,338
ClearBridge Variable Large Cap Value Portfolio	$628,868

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2015 and 2014.

g) Accounting for Uncertain Tax Positions - Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2015. The 2012 through 2015 tax years generally remain subject to examination by U.S. Federal and most state tax authorities.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.11% and 1.35%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$371,727	$539,042
American Century VP Growth Fund	$11,832	$12,852
AB VPS Balanced Wealth Strategy Portfolio+	$1,096,856	$1,287,500
AB VPS International Value Portfolio+	$1,130,930	$1,857,238
AB VPS Small/Mid Cap Value Portfolio+	$428,447	$439,743
AB VPS Value Portfolio+	$18,073	$157,569
AB VPS International Growth Portfolio+	$57,194	$163,345
Invesco V.I. Value Opportunities Fund	$2,807,440	$4,453,745
Invesco V.I. Core Equity Fund	$6,799,510	$9,984,317
Invesco V.I. Government Securities Fund	$11,008,748	$40,180,325
Invesco V.I. High Yield Fund	$63,166	$227,485
Invesco V.I. International Growth Fund	$4,456,589	$13,676,194
Invesco V.I. Mid Cap Core Equity Fund	$5,384,193	$10,498,451
Invesco V.I. Small Cap Equity Fund	$8,243,041	$9,627,993
Invesco V.I. Balanced Risk Allocation Fund	$481,047	$922,135
Invesco V.I. Diversified Dividend Fund	$113	$630
Invesco V.I. Money Market Fund	$63,559,510	$68,897,794
American Century VP Mid Cap Value Fund	$25,839	$8,530
American Funds Global Bond Fund	$3,016,419	$12,166,253
American Funds Global Growth and Income Fund	$3,483,393	$14,134,914
American Funds Asset Allocation Fund	$22,621,492	$45,255,513
American Funds Blue Chip Income and Growth Fund	$16,362,227	$26,727,060
American Funds Bond Fund	$13,131,291	$44,573,943
American Funds Global Growth Fund	$13,016,184	$14,293,701
American Funds Growth Fund	$105,279,989	$111,833,152
American Funds Growth-Income Fund	$71,558,763	$102,204,899
American Funds International Fund	$12,568,860	$27,928,101
American Funds New World Fund	$4,243,072	$11,923,032
American Funds Global Small Capitalization Fund	$6,990,549	$12,610,177
Sterling Capital Equity Income VIF+	$44	$32,546
Sterling Capital Special Opportunities VIF+	$497,937	$2,622,780
Sterling Capital Total Return Bond VIF+	$42,166	$723,197
Columbia Variable Portfolio — Small Company Growth Fund	$538,916	$1,240,790
Wells Fargo VT Omega Growth Fund+	$219,819	$150,749
Fidelity® VIP Growth Portfolio	$872,659	$1,225,705
Fidelity® VIP Contrafund® Portfolio	$3,814,170	$6,032,996
Fidelity® VIP Mid Cap Portfolio	$2,855,785	$3,519,070
Fidelity® VIP Value Strategies Portfolio	$13,418	$136,829
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$234,446	$383,112
Fidelity® VIP Strategic Income Portfolio	$12,792	$12,195
Franklin Rising Dividends VIP Fund	$29,218,266	$52,592,101
Franklin Income VIP Fund	$30,219,040	$121,228,126
Franklin Large Cap Growth VIP Fund	$12,290,102	$10,056,500
Franklin Global Real Estate VIP Fund	$46,968	$273,182
Franklin Small-Mid Cap Growth VIP Fund	$19,441,919	$18,935,830
Franklin Small Cap Value VIP Fund	$3,915,885	$5,248,114
Franklin Strategic Income VIP Fund	$17,312,366	$39,340,223
Franklin Mutual Shares VIP Fund	$30,302,590	$62,993,596
Templeton Developing Markets VIP Fund	$4,302,374	$6,177,469
Templeton Foreign VIP Fund	$15,884,985	$22,299,307
Templeton Growth VIP Fund	$6,808,399	$35,397,354
Franklin Mutual Global Discovery VIP Fund	$9,404,914	$21,384,578
Franklin Flex Cap Growth VIP Fund	$10,257,288	$4,210,088
Templeton Global Bond VIP Fund	$2,512,783	$2,918,890
Hartford Balanced HLS Fund	$1,272,307	$3,389,888
Hartford Total Return Bond HLS Fund	$16,117,766	$27,890,200
Hartford Capital Appreciation HLS Fund	$29,897,062	$28,720,263
Hartford Dividend and Growth HLS Fund	$17,297,160	$18,469,598
Hartford Healthcare HLS Fund	$18,406	$3,055
Hartford Global Growth HLS Fund	$330,247	$200,256
Hartford Disciplined Equity HLS Fund	$5,000,153	$3,973,668
Hartford Growth Opportunities HLS Fund	$8,122,560	$10,528,500
Hartford High Yield HLS Fund	$1,531,021	$1,801,285
Hartford International Opportunities HLS Fund	$1,545,874	$2,218,923
Hartford Small/Mid Cap Equity HLS Fund	$407,423	$447,335
Hartford MidCap HLS Fund	$114,693	$257,398
Hartford MidCap Value HLS Fund	$102,552	$177,569
Hartford Ultrashort Bond HLS Fund	$12,972,303	$32,547,502
Hartford Small Company HLS Fund	$1,021,352	$897,062
Hartford SmallCap Growth HLS Fund	$523,064	$773,966
Hartford Stock HLS Fund	$370,300	$1,880,223
Hartford U.S. Government Securities HLS Fund	$369,775	$736,401
Hartford Value HLS Fund	$194,158	$586,350
Huntington VA Dividend Capture Fund	$498,155	$4,427,007
Huntington VA International Equity Fund+	$798,190	$3,230,165
Huntington VA Situs Fund	$972,941	$3,025,238
Lord Abbett Fundamental Equity Fund	$325,866	$294,195
Lord Abbett Calibrated Dividend Growth Fund	$545,963	$1,651,959
Lord Abbett Bond Debenture Fund	$1,343,510	$2,835,218
Lord Abbett Growth and Income Fund	$154,645	$1,253,447
MFS® Core Equity Fund+	$517,233	$6,272,141
MFS® Growth Fund	$8,119,337	$7,994,854
MFS® Global Equity Fund	$909,030	$1,807,450
MFS® Investors Growth Stock Fund+	$1,043,756	$8,753,227
MFS® Investors Trust Fund	$8,725,706	$17,311,836
MFS® Mid Cap Growth Fund	$6,494,466	$5,136,742
MFS® New Discovery Fund	$3,374,815	$13,408,915
MFS® Total Return Fund	$17,151,631	$59,984,205
MFS® Value Fund	$9,723,257	$19,484,261
MFS® Total Return Bond Series+	$12,537,373	$26,685,807
MFS® Research International Fund+	$1,712,851	$16,769,118
MFS® Research Fund	$795,691	$2,093,267
MFS® High Yield Portfolio	$6,453,546	$13,419,329
BlackRock Global Allocation V.I. Fund	$20,755	$18,394
BlackRock Global Opportunities V.I. Fund	$6,476	$3,076
BlackRock Large Cap Growth V.I. Fund	$28,616	$28,615
BlackRock Equity Dividend V.I. Fund	$190,231	$102,347
UIF Core Plus Fixed Income Portfolio	$1,406	$1,464
UIF Growth Portfolio	$42,219	$28,013
UIF Mid Cap Growth Portfolio	$422,176	$347,519
Invesco V.I. American Value Fund	$173,568	$167,189
Morgan Stanley Mid Cap Growth Portfolio	$39,649	$22,966
BlackRock Capital Appreciation V.I. Fund	$181,178	$146,342
Columbia Variable Portfolio - International Opportunities Fund+	$296,108	$1,487,505
Columbia Variable Portfolio - Large Cap Growth Fund III+	$1,247,051	$1,470,686
Columbia Variable Portfolio — Asset Allocation Fund	$386,707	$640,758
Variable Portfolio - Loomis Sayles Growth Fund II +	$864,496	$1,263,675
Columbia Variable Portfolio - Large Cap Growth Fund II+	$330,270	$467,569
Columbia Variable Portfolio — Dividend Opportunity Fund	$354,026	$1,673,673
Columbia Variable Portfolio — Income Opportunities Fund	$1,011,920	$1,775,136
Columbia Variable Portfolio - Mid Cap Growth Fund+	$295,798	$1,915,547
Oppenheimer Capital Appreciation Fund/VA	$442,458	$411,910
Oppenheimer Global Fund/VA	$888,605	$1,629,995
Oppenheimer Main Street Fund®/VA	$141,402	$284,020
Oppenheimer Main Street Small Cap Fund/VA	$1,153,497	$1,449,801
Oppenheimer Equity Income Fund/VA	$111,808	$108,696
Putnam VT Diversified Income Fund	$2,937,867	$3,540,321
Putnam VT Global Asset Allocation Fund	$342,962	$119,323
Putnam VT International Value Fund	$4,070	$14,822
Putnam VT International Equity Fund	$151,143	$120,017
Putnam VT Small Cap Value Fund	$42,368	$115,379
Putnam VT Voyager Fund	$817,064	$614,887
JPMorgan Insurance Trust Core Bond Portfolio	$3,166,330	$14,353,595
JPMorgan Insurance Trust U.S. Equity Portfolio	$809,360	$1,749,789
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$1,650,589	$2,177,399
JPMorgan Insurance Trust Mid Cap Value Portfolio	$614,987	$1,186,492
Putnam VT Equity Income Fund	$2,905	$2,491
PIMCO All Asset Fund	$5,855	$27,756
PIMCO Global Dividend Portfolio+	$195,413	$97,732
PIMCO Global Multi-Asset Managed Allocation Portfolio	$186	$3,633
Jennison 20/20 Focus Fund	$14	$4,471
Jennison Fund	$11	$12,177
Prudential Value Portfolio	$20	$15,408
Prudential SP International Growth Portfolio	$—	$607
ClearBridge Variable Dividend Strategy Portfolio+	$1,218	$55,090
Western Asset Variable Global High Yield Bond Portfolio	$3,375	$2,258
ClearBridge Variable Large Cap Value Portfolio	$44,578	$145,706
Invesco V.I. Growth and Income Fund	$334,504	$331,760
Invesco V.I. Comstock Fund	$5,868	$92,862
Invesco V.I. American Franchise Fund	$2,030,695	$5,257,383
Invesco V.I. Mid Cap Growth Fund	$2,619,308	$2,478,529
Wells Fargo VT Index Asset Allocation Fund+	$368	$529
Wells Fargo VT Total Return Bond Fund+	$321	$11,519
Wells Fargo VT Intrinsic Value Fund+	$3,461	$17,236
Wells Fargo VT International Equity Fund+	$105,797	$296,856
Wells Fargo VT Small Cap Growth Fund+	$290,517	$375,145
Wells Fargo VT Discovery Fund+	$1,089	$154
Wells Fargo VT Small Cap Value Fund+	$545,384	$1,801,662
Wells Fargo VT Opportunity Fund+	$1,446,677	$2,075,613
HIMCO VIT Index Fund	$1,025,858	$1,911,160
HIMCO VIT Portfolio Diversifier Fund	$5,179,798	$9,118,779
HIMCO VIT American Funds Asset Allocation Fund	$1,068,466	$3,145,114
HIMCO VIT American Funds Blue Chip Income and Growth Fund	$1,014,403	$3,312,161
HIMCO VIT American Funds Bond Fund	$3,103,779	$6,297,172
HIMCO VIT American Funds Global Bond Fund	$232,284	$1,008,846
HIMCO VIT American Funds Global Growth and Income Fund	$901,209	$2,356,705
HIMCO VIT American Funds Global Growth Fund	$314,588	$707,695
HIMCO VIT American Funds Global Small Capitalization Fund	$820,798	$1,901,291
HIMCO VIT American Funds Growth Fund	$3,496,658	$11,565,158
HIMCO VIT American Funds Growth-Income Fund	$3,130,935	$6,462,689
HIMCO VIT American Funds International Fund	$4,336,588	$8,131,759
HIMCO VIT American Funds New World Fund	$584,736	$1,324,142
MFS® Core Equity Portfolio+	$6,317,736	$914,727
MFS® Massachusetts Investors Growth Stock Portfolio+	$8,601,590	$1,242,730
MFS® Research International Portfolio+	$16,534,134	$3,803,152

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	20,424	31,924	(11,500)
American Century VP Growth Fund	463	812	(349)
AB VPS Balanced Wealth Strategy Portfolio+	39,315	93,935	(54,620)
AB VPS International Value Portfolio+	147,173	252,212	(105,039)
AB VPS Small/Mid Cap Value Portfolio+	7,909	23,075	(15,166)
AB VPS Value Portfolio+	4,411	15,262	(10,851)
AB VPS International Growth Portfolio+	6,066	17,251	(11,185)
Invesco V.I. Value Opportunities Fund	607,003	2,670,682	(2,063,679)
Invesco V.I. Core Equity Fund	170,095	650,285	(480,190)
Invesco V.I. Government Securities Fund	6,491,844	28,380,426	(21,888,582)
Invesco V.I. High Yield Fund	9,287	84,161	(74,874)
Invesco V.I. International Growth Fund	1,035,569	4,312,912	(3,277,343)
Invesco V.I. Mid Cap Core Equity Fund	783,844	4,313,464	(3,529,620)
Invesco V.I. Small Cap Equity Fund	136,127	421,544	(285,417)
Invesco V.I. Balanced Risk Allocation Fund	11,734	72,603	(60,869)
Invesco V.I. Diversified Dividend Fund	1	32	(31)
Invesco V.I. Money Market Fund	6,613,895	7,067,796	(453,901)
American Century VP Mid Cap Value Fund	1,058	465	593
American Funds Global Bond Fund	187,551	951,148	(763,597)
American Funds Global Growth and Income Fund	187,927	923,248	(735,321)
American Funds Asset Allocation Fund	467,046	2,278,050	(1,811,004)
American Funds Blue Chip Income and Growth Fund	3,585,937	15,395,362	(11,809,425)
American Funds Bond Fund	556,828	2,807,765	(2,250,937)
American Funds Global Growth Fund	335,957	632,201	(296,244)
American Funds Growth Fund	595,552	5,737,184	(5,141,632)
American Funds Growth-Income Fund	457,531	4,785,341	(4,327,810)
American Funds International Fund	385,557	1,660,959	(1,275,402)
American Funds New World Fund	81,029	446,444	(365,415)
American Funds Global Small Capitalization Fund	167,882	526,463	(358,581)
Sterling Capital Equity Income VIF+	—	2,886	(2,886)
Sterling Capital Special Opportunities VIF+	5,059	149,043	(143,984)
Sterling Capital Total Return Bond VIF+	1,933	56,901	(54,968)
Columbia Variable Portfolio — Small Company Growth Fund	119,553	620,532	(500,979)
Wells Fargo VT Omega Growth Fund+	42,007	78,713	(36,706)
Fidelity® VIP Growth Portfolio	54,544	84,016	(29,472)
Fidelity® VIP Contrafund® Portfolio	102,778	347,695	(244,917)
Fidelity® VIP Mid Cap Portfolio	47,172	206,040	(158,868)
Fidelity® VIP Value Strategies Portfolio	316	7,367	(7,051)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	10,553	22,026	(11,473)
Fidelity® VIP Strategic Income Portfolio	639	780	(141)
Franklin Rising Dividends VIP Fund	352,031	2,271,618	(1,919,587)
Franklin Income VIP Fund	616,367	5,919,957	(5,303,590)
Franklin Large Cap Growth VIP Fund	257,225	554,838	(297,613)
Franklin Global Real Estate VIP Fund	999	11,870	(10,871)
Franklin Small-Mid Cap Growth VIP Fund	294,387	1,063,613	(769,226)
Franklin Small Cap Value VIP Fund	123,601	354,165	(230,564)
Franklin Strategic Income VIP Fund	355,407	1,922,967	(1,567,560)
Franklin Mutual Shares VIP Fund	370,262	2,935,184	(2,564,922)
Templeton Developing Markets VIP Fund	89,639	352,115	(262,476)
Templeton Foreign VIP Fund	822,873	1,525,315	(702,442)
Templeton Growth VIP Fund	247,653	2,115,308	(1,867,655)
Franklin Mutual Global Discovery VIP Fund	146,266	782,030	(635,764)
Franklin Flex Cap Growth VIP Fund	121,779	236,200	(114,421)
Templeton Global Bond VIP Fund	84,268	191,825	(107,557)
Hartford Balanced HLS Fund	143,065	1,207,018	(1,063,953)
Hartford Total Return Bond HLS Fund	1,045,028	4,852,572	(3,807,544)
Hartford Capital Appreciation HLS Fund	337,968	3,281,901	(2,943,933)
Hartford Dividend and Growth HLS Fund	245,243	2,363,059	(2,117,816)
Hartford Healthcare HLS Fund	60	184	(124)
Hartford Global Growth HLS Fund	50,628	55,883	(5,255)
Hartford Disciplined Equity HLS Fund	61,267	246,989	(185,722)
Hartford Growth Opportunities HLS Fund	125,566	630,961	(505,395)
Hartford High Yield HLS Fund	63,845	111,062	(47,217)
Hartford International Opportunities HLS Fund	174,829	344,564	(169,735)
Hartford Small/Mid Cap Equity HLS Fund	4,476	24,471	(19,995)
Hartford MidCap HLS Fund	908	33,696	(32,788)
Hartford MidCap Value HLS Fund	1,530	21,321	(19,791)
Hartford Ultrashort Bond HLS Fund	10,056,054	27,331,523	(17,275,469)
Hartford Small Company HLS Fund	46,372	176,338	(129,966)
Hartford SmallCap Growth HLS Fund	17,116	37,176	(20,060)
Hartford Stock HLS Fund	64,473	989,654	(925,181)
Hartford U.S. Government Securities HLS Fund	27,366	74,505	(47,139)
Hartford Value HLS Fund	8,799	38,885	(30,086)
Huntington VA Dividend Capture Fund	37,849	607,085	(569,236)
Huntington VA International Equity Fund+	11,134	592,521	(581,387)
Huntington VA Situs Fund	54,591	1,111,209	(1,056,618)
Lord Abbett Fundamental Equity Fund	9,828	15,744	(5,916)
Lord Abbett Calibrated Dividend Growth Fund	8,936	91,339	(82,403)
Lord Abbett Bond Debenture Fund	52,725	171,525	(118,800)
Lord Abbett Growth and Income Fund	2,472	76,770	(74,298)
MFS® Core Equity Fund+	13,341	468,474	(455,133)
MFS® Growth Fund	480,598	555,496	(74,898)
MFS® Global Equity Fund	32,631	79,899	(47,268)
MFS® Investors Growth Stock Fund+	23,713	698,094	(674,381)
MFS® Investors Trust Fund	132,882	1,075,542	(942,660)
MFS® Mid Cap Growth Fund	548,082	545,655	2,427
MFS® New Discovery Fund	121,878	617,318	(495,440)
MFS® Total Return Fund	336,134	3,165,156	(2,829,022)
MFS® Value Fund	182,397	817,341	(634,944)
MFS® Total Return Bond Series+	719,430	1,868,045	(1,148,615)
MFS® Research International Fund+	94,928	1,129,952	(1,035,024)
MFS® Research Fund	23,610	108,179	(84,569)
MFS® High Yield Portfolio	376,160	1,229,021	(852,861)
BlackRock Global Allocation V.I. Fund	88	1,315	(1,227)
BlackRock Global Opportunities V.I. Fund	318	121	197
BlackRock Large Cap Growth V.I. Fund	56	1,129	(1,073)
BlackRock Equity Dividend V.I. Fund	8,963	6,406	2,557
UIF Core Plus Fixed Income Portfolio	—	68	(68)
UIF Growth Portfolio	501	1,591	(1,090)
UIF Mid Cap Growth Portfolio	7,489	20,433	(12,944)
Invesco V.I. American Value Fund	4,447	9,146	(4,699)
Morgan Stanley Mid Cap Growth Portfolio	626	1,350	(724)
BlackRock Capital Appreciation V.I. Fund	8,411	9,261	(850)
Columbia Variable Portfolio - International Opportunities Fund+	113,284	691,176	(577,892)
Columbia Variable Portfolio - Large Cap Growth Fund III+	49,493	582,135	(532,642)
Columbia Variable Portfolio — Asset Allocation Fund	5,717	365,956	(360,239)
Variable Portfolio - Loomis Sayles Growth Fund II +	60,697	601,988	(541,291)
Columbia Variable Portfolio - Large Cap Growth Fund II+	13,414	164,008	(150,594)
Columbia Variable Portfolio — Dividend Opportunity Fund	30,731	121,120	(90,389)
Columbia Variable Portfolio — Income Opportunities Fund	30,210	158,066	(127,856)
Columbia Variable Portfolio - Mid Cap Growth Fund+	22,672	130,462	(107,790)
Oppenheimer Capital Appreciation Fund/VA	27,707	37,163	(9,456)
Oppenheimer Global Fund/VA	24,641	104,649	(80,008)
Oppenheimer Main Street Fund®/VA	1,653	17,328	(15,675)
Oppenheimer Main Street Small Cap Fund/VA	17,506	74,130	(56,624)
Oppenheimer Equity Income Fund/VA	8,563	10,055	(1,492)
Putnam VT Diversified Income Fund	102,511	246,954	(144,443)
Putnam VT Global Asset Allocation Fund	17,007	5,715	11,292
Putnam VT International Value Fund	939	2,108	(1,169)
Putnam VT International Equity Fund	14,023	10,965	3,058
Putnam VT Small Cap Value Fund	605	5,030	(4,425)
Putnam VT Voyager Fund	21,677	28,581	(6,904)
JPMorgan Insurance Trust Core Bond Portfolio	129,918	1,004,647	(874,729)
JPMorgan Insurance Trust U.S. Equity Portfolio	22,092	77,330	(55,238)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	24,227	85,207	(60,980)
JPMorgan Insurance Trust Mid Cap Value Portfolio	10,086	47,256	(37,170)
Putnam VT Equity Income Fund	—	40	(40)
PIMCO All Asset Fund	117	2,402	(2,285)
PIMCO Global Dividend Portfolio+	9,672	7,461	2,211
PIMCO Global Multi-Asset Managed Allocation Portfolio	—	352	(352)
Jennison 20/20 Focus Fund	457	1,213	(756)
Jennison Fund	1	2,221	(2,220)
Prudential Value Portfolio	13	8,075	(8,062)
Prudential SP International Growth Portfolio	—	318	(318)
ClearBridge Variable Dividend Strategy Portfolio+	66	3,813	(3,747)
Western Asset Variable Global High Yield Bond Portfolio	310	795	(485)
ClearBridge Variable Large Cap Value Portfolio	4,371	64,873	(60,502)
Invesco V.I. Growth and Income Fund	4,894	19,413	(14,519)
Invesco V.I. Comstock Fund	20	3,779	(3,759)
Invesco V.I. American Franchise Fund	127,233	321,955	(194,722)
Invesco V.I. Mid Cap Growth Fund	157,013	167,379	(10,366)
Wells Fargo VT Index Asset Allocation Fund+	54	29	25
Wells Fargo VT Total Return Bond Fund+	67	6,922	(6,855)
Wells Fargo VT Intrinsic Value Fund+	172	9,278	(9,106)
Wells Fargo VT International Equity Fund+	29,981	187,852	(157,871)
Wells Fargo VT Small Cap Growth Fund+	8,457	19,774	(11,317)
Wells Fargo VT Discovery Fund+	—	2	(2)
Wells Fargo VT Small Cap Value Fund+	37,991	121,102	(83,111)
Wells Fargo VT Opportunity Fund+	30,466	115,389	(84,923)
HIMCO VIT Index Fund	46,566	111,356	(64,790)
HIMCO VIT Portfolio Diversifier Fund	626,840	1,131,097	(504,257)
HIMCO VIT American Funds Asset Allocation Fund	53,348	212,412	(159,064)
HIMCO VIT American Funds Blue Chip Income and Growth Fund	53,615	220,790	(167,175)
HIMCO VIT American Funds Bond Fund	232,641	538,151	(305,510)
HIMCO VIT American Funds Global Bond Fund	20,761	92,125	(71,364)
HIMCO VIT American Funds Global Growth and Income Fund	39,954	181,433	(141,479)
HIMCO VIT American Funds Global Growth Fund	19,290	46,964	(27,674)
HIMCO VIT American Funds Global Small Capitalization Fund	57,106	145,615	(88,509)
HIMCO VIT American Funds Growth Fund	106,700	726,135	(619,435)
HIMCO VIT American Funds Growth-Income Fund	146,704	416,473	(269,769)
HIMCO VIT American Funds International Fund	358,208	737,900	(379,692)
HIMCO VIT American Funds New World Fund	50,166	120,341	(70,175)
MFS® Core Equity Portfolio+	560,503	83,159	477,344
MFS® Massachusetts Investors Growth Stock Portfolio+	786,036	113,791	672,245
MFS® Research International Portfolio+	1,542,762	348,750	1,194,012
+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2014 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Value Fund	17,542	36,718	(19,176)
American Century VP Growth Fund	251	957	(706)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	49,561	104,053	(54,492)
AllianceBernstein VPS International Value Portfolio	76,154	143,702	(67,548)
AllianceBernstein VPS Small/Mid Cap Value Portfolio	15,218	71,264	(56,046)
AllianceBernstein VPS Value Portfolio	20,957	19,868	1,089
AllianceBernstein VPS International Growth Portfolio	4,746	58,397	(53,651)
Invesco V.I. Value Opportunities Fund	899,095	5,254,544	(4,355,449)
Invesco V.I. Core Equity Fund	262,046	1,108,311	(846,265)
Invesco V.I. Government Securities Fund	10,638,813	34,046,032	(23,407,219)
Invesco V.I. High Yield Fund	22,076	159,036	(136,960)
Invesco V.I. International Growth Fund	1,290,105	5,248,451	(3,958,346)
Invesco V.I. Mid Cap Core Equity Fund	1,643,294	6,432,702	(4,789,408)
Invesco V.I. Small Cap Equity Fund	219,304	532,757	(313,453)
Invesco V.I. Balanced Risk Allocation Fund	18,205	144,239	(126,034)
Invesco V.I. Diversified Dividend Fund	—	33	(33)
Invesco V.I. Money Market Fund	12,851,397	8,984,106	3,867,291
American Century VP Mid Cap Value Fund	2,795	664	2,131
American Funds Global Bond Fund	532,224	1,278,696	(746,472)
American Funds Global Growth and Income Fund	312,626	1,428,369	(1,115,743)
American Funds Asset Allocation Fund	639,402	2,979,349	(2,339,947)
American Funds Blue Chip Income and Growth Fund	8,547,986	17,293,848	(8,745,862)
American Funds Bond Fund	778,644	3,715,579	(2,936,935)
American Funds Global Growth Fund	204,241	894,616	(690,375)
American Funds Growth Fund	923,259	8,200,917	(7,277,658)
American Funds Growth-Income Fund	745,599	7,010,572	(6,264,973)
American Funds International Fund	421,672	2,106,303	(1,684,631)
American Funds New World Fund	159,808	545,980	(386,172)
American Funds Global Small Capitalization Fund	217,277	815,466	(598,189)
Sterling Capital Equity Income VIF	1	373	(372)
Sterling Capital Special Opportunities VIF	870	9,564	(8,694)
Sterling Capital Total Return Bond VIF	3,157	6,515	(3,358)
Columbia Variable Portfolio — Small Company Growth Fund	204,852	593,100	(388,248)
Wells Fargo Advantage VT Omega Growth Fund	70,773	273,175	(202,402)
Fidelity® VIP Growth Portfolio	131,779	66,539	65,240
Fidelity® VIP Contrafund® Portfolio	81,059	323,853	(242,794)
Fidelity® VIP Mid Cap Portfolio	79,768	184,382	(104,614)
Fidelity® VIP Value Strategies Portfolio	5,488	52,066	(46,578)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	17,168	44,391	(27,223)
Fidelity® VIP Strategic Income Portfolio	2,643	137	2,506
Franklin Rising Dividends VIP Fund	451,736	3,030,674	(2,578,938)
Franklin Income VIP Fund	1,556,523	8,043,757	(6,487,234)
Franklin Large Cap Growth VIP Fund	264,969	688,928	(423,959)
Franklin Global Real Estate VIP Fund	1,620	9,798	(8,178)
Franklin Small-Mid Cap Growth VIP Fund	471,311	1,459,465	(988,154)
Franklin Small Cap Value VIP Fund	212,809	495,440	(282,631)
Franklin Strategic Income VIP Fund	653,743	2,490,257	(1,836,514)
Franklin Mutual Shares VIP Fund	610,918	4,152,515	(3,541,597)
Templeton Developing Markets VIP Fund	144,213	510,916	(366,703)
Templeton Foreign VIP Fund	886,286	2,037,981	(1,151,695)
Templeton Growth VIP Fund	501,786	3,073,829	(2,572,043)
Franklin Mutual Global Discovery VIP Fund	227,453	1,002,549	(775,096)
Franklin Flex Cap Growth VIP Fund	212,917	428,824	(215,907)
Franklin Large Cap Value VIP Fund	108,795	808,907	(700,112)
Templeton Global Bond VIP Fund	125,774	227,043	(101,269)
Hartford Balanced HLS Fund	281,243	1,657,420	(1,376,177)
Hartford Total Return Bond HLS Fund	1,507,672	5,132,230	(3,624,558)
Hartford Capital Appreciation HLS Fund	578,663	3,579,422	(3,000,759)
Hartford Dividend and Growth HLS Fund	417,690	3,433,887	(3,016,197)
Hartford Global Research HLS Fund	2,832	30,142	(27,310)
Hartford Healthcare HLS Fund	74	11,096	(11,022)
Hartford Global Growth HLS Fund	99,451	39,832	59,619
Hartford Disciplined Equity HLS Fund	85,841	220,799	(134,958)
Hartford Growth HLS Fund	35,137	155,547	(120,410)
Hartford Growth Opportunities HLS Fund	292,430	489,435	(197,005)
Hartford High Yield HLS Fund	68,674	133,932	(65,258)
Hartford Index HLS Fund	19,281	477,463	(458,182)
Hartford International Opportunities HLS Fund	150,962	555,876	(404,914)
Hartford Small/Mid Cap Equity HLS Fund	16,941	49,262	(32,321)
Hartford MidCap HLS Fund	344	14,698	(14,354)
Hartford MidCap Value HLS Fund	8,764	48,448	(39,684)
Hartford Ultrashort Bond HLS Fund	14,123,150	44,104,869	(29,981,719)
Hartford Small Company HLS Fund	61,814	312,737	(250,923)
Hartford SmallCap Growth HLS Fund	29,473	53,790	(24,317)
Hartford Stock HLS Fund	57,019	1,010,855	(953,836)
Hartford U.S. Government Securities HLS Fund	30,394	106,959	(76,565)
Hartford Value HLS Fund	10,507	21,162	(10,655)
American Funds Asset Allocation HLS Fund	46,381	1,158,390	(1,112,009)
American Funds Blue Chip Income and Growth HLS Fund	96,210	597,519	(501,309)
American Funds Bond HLS Fund	209,573	3,082,941	(2,873,368)
American Funds Global Bond HLS Fund	40,498	329,691	(289,193)
American Funds Global Growth and Income HLS Fund	68,200	1,031,085	(962,885)
American Funds Global Growth HLS Fund	6,626	249,993	(243,367)
American Funds Global Small Capitalization HLS Fund	93,896	921,495	(827,599)
American Funds Growth HLS Fund	177,800	4,772,895	(4,595,095)
American Funds Growth-Income HLS Fund	88,566	2,556,753	(2,468,187)
American Funds International HLS Fund	247,340	3,908,100	(3,660,760)
American Funds New World HLS Fund	38,767	644,237	(605,470)
Hartford Portfolio Diversifier HLS Fund	395,195	6,390,628	(5,995,433)
Huntington VA Income Equity Fund	21,292	826,185	(804,893)
Huntington VA Dividend Capture Fund	777,416	1,356,722	(579,306)
Huntington VA Growth Fund	28,702	1,084,312	(1,055,610)
Huntington VA Mid Corp America Fund	16,312	1,318,066	(1,301,754)
Huntington VA Rotating Markets Fund	2,441	249,874	(247,433)
Huntington VA International Equity Fund	38,878	433,372	(394,494)
Huntington VA Mortgage Securities Fund	12,321	672,421	(660,100)
Huntington VA Situs Fund	2,203,855	1,710,195	493,660
Lord Abbett Fundamental Equity Fund	5,533	14,501	(8,968)
Lord Abbett Calibrated Dividend Growth Fund	60,407	116,222	(55,815)
Lord Abbett Bond Debenture Fund	75,625	178,272	(102,647)
Lord Abbett Growth and Income Fund	33,692	140,802	(107,110)
MFS® Core Equity Fund	58,766	101,411	(42,645)
MFS® Growth Fund	290,467	885,261	(594,794)
MFS® Global Equity Fund	50,386	140,800	(90,414)
MFS® Investors Growth Stock Fund	77,432	222,901	(145,469)
MFS® Investors Trust Fund	193,698	1,650,536	(1,456,838)
MFS® Mid Cap Growth Fund	253,905	682,119	(428,214)
MFS® New Discovery Fund	290,463	928,402	(637,939)
MFS® Total Return Fund	454,730	3,833,013	(3,378,283)
MFS® Value Fund	237,148	1,173,822	(936,674)
MFS® Research Bond Fund	825,039	2,616,144	(1,791,105)
MFS® Research International Fund	149,403	273,130	(123,727)
MFS® Research Fund	79,221	102,602	(23,381)
MFS® High Yield Portfolio	413,180	1,545,262	(1,132,082)
BlackRock Global Allocation V.I. Fund	20,066	14,903	5,163
BlackRock Global Opportunities V.I. Fund	316	92	224
BlackRock Large Cap Growth V.I. Fund	1,260	3,453	(2,193)
BlackRock Equity Dividend V.I. Fund	6,754	30,121	(23,367)
UIF Core Plus Fixed Income Portfolio	1,177	69	1,108
UIF Growth Portfolio	309	2,747	(2,438)
UIF Mid Cap Growth Portfolio	53,680	74,327	(20,647)
Invesco V.I. American Value Fund	7,315	22,910	(15,595)
Morgan Stanley Mid Cap Growth Portfolio	42	8,799	(8,757)
BlackRock Capital Appreciation V.I. Fund	6,029	33,414	(27,385)
Columbia Variable Portfolio — Marsico International Opportunities Fund	204,580	897,407	(692,827)
Columbia Variable Portfolio — Marsico Focused Equities Fund	123,074	1,327,580	(1,204,506)
Columbia Variable Portfolio — Asset Allocation Fund	298,151	846,468	(548,317)
Columbia Variable Portfolio — Marsico Growth Fund	91,402	843,240	(751,838)
Columbia Variable Portfolio — Marsico 21st Century Fund	57,260	270,928	(213,668)
Columbia Variable Portfolio — Dividend Opportunity Fund	37,676	153,147	(115,471)
Columbia Variable Portfolio — Income Opportunities Fund	37,849	192,254	(154,405)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	27,853	148,570	(120,717)
Oppenheimer Capital Appreciation Fund/VA	23,912	6,166	17,746
Oppenheimer Global Fund/VA	20,845	70,478	(49,633)
Oppenheimer Main Street Fund®/VA	3,092	43,652	(40,560)
Oppenheimer Main Street Small Cap Fund/VA	31,789	88,712	(56,923)
Oppenheimer Equity Income Fund/VA	20,973	16,877	4,096
Putnam VT Diversified Income Fund	75,638	276,266	(200,628)
Putnam VT Global Asset Allocation Fund	651	30,529	(29,878)
Putnam VT International Value Fund	233	2,512	(2,279)
Putnam VT International Equity Fund	5,233	12,529	(7,296)
Putnam VT Small Cap Value Fund	984	101,854	(100,870)
Putnam VT Voyager Fund	21,083	33,743	(12,660)
JPMorgan Insurance Trust Core Bond Portfolio	274,383	1,233,709	(959,326)
JPMorgan Insurance Trust U.S. Equity Portfolio	52,589	114,625	(62,036)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	20,124	120,639	(100,515)
JPMorgan Insurance Trust Equity Index Portfolio	41,129	1,744,267	(1,703,138)
JPMorgan Insurance Trust Intrepid Growth Portfolio	12,474	221,112	(208,638)
JPMorgan Insurance Trust Mid Cap Growth Portfolio	14,626	421,828	(407,202)
JPMorgan Insurance Trust Mid Cap Value Portfolio	19,238	89,107	(69,869)
Putnam VT Equity Income Fund	5,420	38	5,382
PIMCO All Asset Fund	171	248	(77)
PIMCO EqS Pathfinder Fund®	4,493	28,100	(23,607)
PIMCO Global Multi-Asset Managed Allocation Portfolio	282	90	192
Jennison 20/20 Focus Fund	(2)	19,468	(19,470)
Jennison Fund	14	5,354	(5,340)
Prudential Value Portfolio	48	9,007	(8,959)
Prudential SP International Growth Portfolio	4,589	4,763	(174)
ClearBridge Variable Equity Income Portfolio	3,592	1,444	2,148
ClearBridge Variable All Cap Value Portfolio	289	53,568	(53,279)
Western Asset Variable Global High Yield Bond Portfolio	330	5,151	(4,821)
ClearBridge Variable Large Cap Value Portfolio	293,904	20,793	273,111
Invesco V.I. Growth and Income Fund	7,329	27,088	(19,759)
Invesco V.I. Comstock Fund	1	6,387	(6,386)
Invesco V.I. American Franchise Fund	191,520	509,779	(318,259)
Invesco V.I. Mid Cap Growth Fund	197,899	240,873	(42,974)
Wells Fargo Advantage VT Index Asset Allocation Fund	61	74	(13)
Wells Fargo Advantage VT Total Return Bond Fund	68	24	44
Wells Fargo Advantage VT Intrinsic Value Fund	38	8,420	(8,382)
Wells Fargo Advantage VT International Equity Fund	77,042	241,024	(163,982)
Wells Fargo Advantage VT Small Cap Growth Fund	21,610	48,610	(27,000)
Wells Fargo Advantage VT Discovery Fund	—	2	(2)
Wells Fargo Advantage VT Small Cap Value Fund	61,730	171,415	(109,685)
Wells Fargo Advantage VT Opportunity Fund	30,119	110,486	(80,367)
HIMCO VIT Index Fund	461,956	16,451	445,505
HIMCO VIT Portfolio Diversifier Fund	6,049,611	161,986	5,887,625
HIMCO VIT American Funds Asset Allocation Fund	978,447	10,052	968,395
HIMCO VIT American Funds Blue Chip Income and Growth Fund	555,436	14,411	541,025
HIMCO VIT American Funds Bond Fund	2,659,041	51,143	2,607,898
HIMCO VIT American Funds Global Bond Fund	295,034	12,471	282,563
HIMCO VIT American Funds Global Growth and Income Fund	895,648	24,829	870,819
HIMCO VIT American Funds Global Growth Fund	215,524	7,751	207,773
HIMCO VIT American Funds Global Small Capitalization Fund	779,027	11,832	767,195
HIMCO VIT American Funds Growth Fund	4,177,208	71,531	4,105,677
HIMCO VIT American Funds Growth-Income Fund	2,141,923	58,565	2,083,358
HIMCO VIT American Funds International Fund	3,564,975	53,057	3,511,918
HIMCO VIT American Funds New World Fund	548,754	14,343	534,411

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units as of and for the period ended December 31, 2015. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
2013	164,839	$14.395666	to	$14.782510	$2,445,633	0.50%	to	1.45%	1.26%	to	1.49%	29.59%	to	30.83%
2012	202,920	$11.108599	to	$11.299348	$2,311,580	0.50%	to	1.45%	1.70%	to	1.92%	12.93%	to	14.01%
2011	30,601	$9.911162	to	$10.534031	$304,415	0.50%	to	1.00%	0.31%	to	0.46%	(0.89)%	to	5.34%
American Century VP Growth Fund
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
2013	6,404	$13.158033	to	$13.158033	$84,260	0.65%	to	0.65%	0.32%	to	0.32%	28.09%	to	28.09%
2012	3,296	$10.128418	to	$10.272868	$33,604	0.65%	to	1.50%	0.38%	to	0.40%	11.80%	to	12.75%
AB VPS Balanced Wealth Strategy Portfolio+
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
2013	483,738	$16.095837	to	$16.383105	$5,959,909	0.50%	to	2.70%	2.24%	to	2.25%	13.18%	to	15.69%
2012	427,286	$14.160826	to	$14.221715	$4,612,246	0.50%	to	2.70%	1.92%	to	1.92%	10.36%	to	12.81%
2011	518,334	$12.552780	to	$12.887048	$4,968,538	0.50%	to	2.70%	0.48%	to	2.22%	(5.64)%	to	(3.54)%
AB VPS International Value Portfolio+
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
2013	1,010,778	$7.823764	to	$14.661951	$7,711,067	0.85%	to	2.70%	5.69%	to	5.85%	19.46%	to	21.69%
2012	1,249,244	$6.429205	to	$12.273260	$7,847,078	0.85%	to	2.70%	1.16%	to	1.43%	11.15%	to	13.23%
2011	1,276,505	$5.678097	to	$11.041699	$7,122,356	0.85%	to	2.70%	3.99%	to	4.02%	(21.58)%	to	(20.12)%
AB VPS Small/Mid Cap Value Portfolio+
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
2013	160,517	$24.369798	to	$25.663136	$2,785,675	0.50%	to	2.70%	0.41%	to	0.42%	33.97%	to	36.95%
2012	141,654	$17.794803	to	$19.155351	$1,808,494	0.50%	to	2.70%	0.28%	to	0.29%	15.32%	to	17.88%
2011	142,973	$15.095870	to	$16.611315	$1,541,969	0.50%	to	2.70%	0.20%	to	0.23%	(11.06)%	to	(9.08)%
AB VPS Value Portfolio+
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
2013	30,135	$11.498544	to	$12.331802	$366,054	1.25%	to	2.45%	2.22%	to	2.24%	33.19%	to	34.80%
2012	15,551	$8.759176	to	$9.148443	$140,850	1.25%	to	2.15%	0.76%	to	1.70%	13.08%	to	14.11%
2011	24,720	$8.017467	to	$12.578763	$204,373	1.25%	to	2.40%	1.16%	to	1.17%	(6.06)%	to	(4.97)%
AB VPS International Growth Portfolio+
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—	to	—	(4.04)%	to	(2.64)%
2013	145,870	$8.808059	to	$16.111731	$1,288,825	1.25%	to	2.70%	0.60%	to	0.71%	10.30%	to	11.91%
2012	145,200	$7.870373	to	$14.606635	$1,144,972	1.25%	to	2.70%	1.40%	to	1.46%	12.17%	to	13.81%
2011	159,656	$6.915655	to	$13.022116	$1,108,656	1.25%	to	2.70%	2.75%	to	2.77%	(18.28)%	to	(17.09)%
Invesco V.I. Value Opportunities Fund
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
2013	17,709,099	$1.711493	to	$21.756431	$27,217,711	0.85%	to	2.75%	0.98%	to	1.49%	30.13%	to	32.62%
2012	22,874,107	$1.290481	to	$16.718816	$26,765,920	0.85%	to	2.75%	1.51%	to	1.60%	14.51%	to	16.71%
2011	27,890,577	$1.105738	to	$14.600052	$28,254,417	0.85%	to	2.75%	0.89%	to	0.91%	(5.68)%	to	(3.87)%
Invesco V.I. Core Equity Fund
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
2013	3,883,837	$18.331860	to	$18.852457	$54,978,053	0.50%	to	2.75%	1.25%	to	2.12%	25.75%	to	28.29%
2012	4,916,451	$14.578328	to	$14.694872	$56,353,721	0.50%	to	2.75%	0.95%	to	1.17%	10.79%	to	13.05%
2011	6,273,601	$12.998894	to	$13.157943	$64,528,774	0.50%	to	2.75%	0.12%	to	0.99%	(2.77)%	to	(0.79)%
Invesco V.I. Government Securities Fund
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
2013	126,681,678	$1.441994	to	$10.188828	$166,630,318	0.85%	to	2.80%	4.01%	to	5.85%	(5.31)%	to	(3.45)%
2012	175,871,974	$1.493465	to	$10.782357	$241,587,716	0.85%	to	2.75%	3.14%	to	4.17%	(0.30)%	to	1.61%
2011	196,180,461	$1.469836	to	$10.815243	$267,497,204	0.85%	to	2.75%	2.92%	to	3.60%	4.98%	to	7.00%
Invesco V.I. High Yield Fund
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
2013	496,894	$1.937261	to	$20.211788	$1,200,328	1.70%	to	2.75%	4.05%	to	5.05%	4.11%	to	5.20%
2012	708,040	$1.841423	to	$19.414644	$1,384,690	1.70%	to	2.75%	4.73%	to	5.18%	14.00%	to	15.20%
2011	746,091	$1.598468	to	$17.030880	$1,169,943	1.70%	to	2.75%	6.42%	to	6.96%	(1.78)%	to	(0.74)%
Invesco V.I. International Growth Fund
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
2013	20,743,931	$17.228480	to	$18.110799	$62,425,737	0.30%	to	2.80%	—	to	1.24%	15.73%	to	18.36%
2012	24,773,236	$14.454160	to	$15.681292	$62,682,241	0.50%	to	2.75%	1.35%	to	1.61%	12.40%	to	14.68%
2011	29,782,548	$12.603920	to	$13.951354	$63,954,402	0.50%	to	2.75%	0.88%	to	1.54%	(9.27)%	to	(7.46)%
Invesco V.I. Mid Cap Core Equity Fund
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—	to	0.04%	1.55%	to	3.65%
2013	24,198,821	$17.754014	to	$17.950074	$53,794,965	0.50%	to	2.75%	0.51%	to	0.72%	25.32%	to	27.82%
2012	30,698,856	$14.042863	to	$14.166487	$54,019,726	0.50%	to	2.75%	—	to	0.07%	7.95%	to	10.07%
2011	38,098,834	$12.758355	to	$13.123601	$61,453,126	0.50%	to	2.75%	0.09%	to	0.32%	(8.92)%	to	(6.97)%
Invesco V.I. Small Cap Equity Fund
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—	to	—	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—	to	—	(0.47)%	to	1.58%
2013	1,874,297	$22.019679	to	$22.543528	$39,908,287	0.50%	to	2.80%	—	to	0.01%	33.68%	to	36.40%
2012	2,409,209	$16.506273	to	$16.527510	$38,131,991	0.50%	to	2.75%	—	to	—	10.81%	to	13.09%
2011	3,059,186	$14.614533	to	$14.896566	$43,377,847	0.50%	to	2.75%	—	to	—	(3.42)%	to	(1.48)%
Invesco V.I. Balanced Risk Allocation Fund
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—	to	—	2.89%	to	5.18%
2013	369,128	$11.519666	to	$12.249085	$4,386,691	0.50%	to	2.70%	1.37%	to	1.50%	(1.28)%	to	0.91%
2012	674,601	$11.669377	to	$12.138297	$8,019,261	0.50%	to	2.70%	0.28%	to	0.82%	7.69%	to	10.09%
2011	257,902	$10.835695	to	$11.025993	$2,816,976	0.50%	to	2.70%	—	to	—	8.36%	to	10.26%
Invesco V.I. Diversified Dividend Fund
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
2013	520	$14.456478	to	$14.456478	$7,517	1.70%	to	1.70%	2.11%	to	2.11%	28.56%	to	28.56%
2012	553	$11.244674	to	$11.244674	$6,221	1.70%	to	1.70%	1.84%	to	1.84%	16.37%	to	16.37%
2011	588	$9.662464	to	$9.662464	$5,679	1.70%	to	1.70%	—	to	—	(3.38)%	to	(3.38)%
Invesco V.I. Money Market Fund
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
2013	2,143,849	$9.844166	to	$9.963797	$21,229,172	0.65%	to	2.70%	—	to	—	(1.56)%	to	(0.36)%
American Century VP Mid Cap Value Fund
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
2013	5,120	$14.180887	to	$14.578868	$74,713	0.50%	to	1.45%	0.92%	to	1.06%	28.03%	to	29.25%
2012	5,767	$11.076042	to	$11.279374	$65,223	0.50%	to	1.45%	1.99%	to	2.03%	14.56%	to	15.65%
2011	2,004	$9.668754	to	$9.753198	$19,524	0.50%	to	1.45%	0.89%	to	1.01%	(3.31)%	to	(2.47)%
American Funds Global Bond Fund
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
2013	3,877,209	$11.620917	to	$13.586871	$49,307,481	0.85%	to	2.75%	—	to	—	(5.22)%	to	(3.40)%
2012	5,501,480	$12.261101	to	$14.065520	$73,105,787	0.85%	to	2.75%	1.74%	to	2.10%	3.31%	to	5.29%
2011	6,755,412	$11.867867	to	$13.358243	$85,944,799	0.85%	to	2.75%	2.70%	to	4.07%	1.70%	to	3.65%
American Funds Global Growth and Income Fund
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
2013	5,126,259	$14.654969	to	$19.637414	$70,429,149	0.85%	to	2.80%	2.92%	to	3.31%	19.15%	to	21.50%
2012	7,229,938	$12.061955	to	$16.514694	$82,482,066	0.85%	to	2.75%	2.38%	to	3.29%	14.37%	to	16.56%
2011	9,078,405	$10.348118	to	$14.439786	$89,491,258	0.85%	to	2.75%	2.19%	to	2.54%	(7.44)%	to	(5.66)%
American Funds Asset Allocation Fund
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
2013	12,666,696	$18.184798	to	$21.186874	$228,180,458	0.85%	to	2.75%	1.51%	to	1.57%	20.34%	to	22.64%
2012	16,290,731	$15.080782	to	$17.275233	$242,309,617	0.85%	to	2.80%	1.87%	to	1.95%	12.98%	to	15.21%
2011	19,957,692	$13.347677	to	$14.994844	$260,059,129	0.85%	to	2.80%	1.55%	to	1.89%	(1.50)%	to	0.44%
American Funds Blue Chip Income and Growth Fund
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
2013	69,658,343	$1.624298	to	$19.475651	$102,679,347	0.85%	to	2.75%	1.68%	to	2.47%	29.39%	to	31.88%
2012	92,331,247	$1.231691	to	$15.051344	$104,124,798	0.85%	to	2.75%	1.91%	to	2.19%	10.80%	to	12.92%
2011	112,390,857	$1.090768	to	$13.584833	$113,273,595	0.85%	to	2.75%	1.78%	to	1.91%	(3.59)%	to	(1.74)%
American Funds Bond Fund
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
2013	14,571,483	$11.826830	to	$16.678760	$216,722,358	0.85%	to	2.75%	1.46%	to	1.94%	(4.81)%	to	(2.99)%
2012	15,660,878	$12.424779	to	$17.192190	$240,330,684	0.85%	to	2.75%	2.43%	to	2.58%	2.52%	to	4.48%
2011	18,355,760	$12.119852	to	$16.454705	$271,699,885	0.85%	to	2.75%	2.84%	to	3.35%	3.23%	to	5.21%
American Funds Global Growth Fund
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
2013	3,614,598	$21.208236	to	$24.256306	$72,622,692	0.85%	to	2.75%	1.21%	to	1.24%	25.68%	to	28.08%
2012	4,867,907	$16.875417	to	$18.937743	$77,324,762	0.85%	to	2.75%	0.90%	to	0.92%	19.24%	to	21.53%
2011	5,838,450	$14.152477	to	$15.583345	$76,861,299	0.85%	to	2.75%	1.08%	to	1.49%	(11.36)%	to	(9.66)%
American Funds Growth Fund
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
2013	34,857,073	$21.745969	to	$21.801334	$573,773,764	0.85%	to	2.80%	0.93%	to	1.31%	26.51%	to	29.00%
2012	47,094,015	$16.857195	to	$17.268006	$608,651,148	0.85%	to	2.75%	0.75%	to	0.86%	14.69%	to	16.89%
2011	59,032,939	$14.420984	to	$15.055605	$655,087,898	0.85%	to	2.75%	0.60%	to	0.68%	(6.88)%	to	(5.09)%
American Funds Growth-Income Fund
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
2013	29,071,667	$20.097293	to	$21.934620	$530,508,380	0.85%	to	2.80%	1.31%	to	1.99%	29.82%	to	32.37%
2012	39,352,298	$15.513115	to	$16.570647	$549,702,685	0.85%	to	2.75%	1.53%	to	1.76%	14.30%	to	16.49%
2011	49,589,308	$13.572639	to	$14.225175	$598,947,672	0.85%	to	2.75%	1.37%	to	2.06%	(4.49)%	to	(2.66)%
American Funds International Fund
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
2013	8,831,097	$17.748858	to	$19.485261	$145,297,514	0.85%	to	2.75%	1.41%	to	1.58%	18.34%	to	20.61%
2012	11,485,798	$14.998581	to	$16.156198	$159,016,779	0.85%	to	2.75%	1.44%	to	1.69%	14.71%	to	16.91%
2011	14,177,221	$13.075204	to	$13.819428	$169,374,968	0.85%	to	2.75%	1.85%	to	2.13%	(16.30)%	to	(14.69)%
American Funds New World Fund
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
2013	2,085,846	$18.200673	to	$33.647551	$58,781,086	0.85%	to	2.75%	1.22%	to	1.52%	8.36%	to	10.44%
2012	2,722,685	$16.796944	to	$30.468166	$70,629,591	0.85%	to	2.75%	0.99%	to	1.15%	14.63%	to	16.82%
2011	3,409,093	$14.653549	to	$26.080232	$76,375,757	0.85%	to	2.75%	1.40%	to	1.58%	(16.28)%	to	(14.68)%
American Funds Global Small Capitalization Fund
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—	to	—	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
2013	2,693,415	$22.327880	to	$25.926040	$58,725,046	0.85%	to	2.75%	0.83%	to	0.90%	24.80%	to	27.19%
2012	3,245,033	$17.890749	to	$20.383203	$56,411,255	0.85%	to	2.75%	1.33%	to	1.36%	14.97%	to	17.18%
2011	4,044,948	$15.560717	to	$17.395051	$60,564,986	0.85%	to	2.75%	1.34%	to	1.36%	(21.34)%	to	(19.83)%
Columbia Variable Portfolio — Small Company Growth Fund
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—	to	—	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—	to	—	(7.27)%	to	(6.25)%
2013	3,000,847	$1.735616	to	$21.939930	$6,289,041	1.70%	to	2.80%	0.11%	to	0.11%	36.60%	to	38.11%
2012	4,106,779	$1.256731	to	$16.061707	$5,762,794	1.70%	to	2.80%	—	to	—	8.91%	to	10.12%
2011	5,103,446	$1.141271	to	$14.747381	$6,168,754	1.70%	to	2.80%	—	to	—	(8.16)%	to	(7.14)%
Wells Fargo VT Omega Growth Fund+
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—	to	—	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—	to	—	1.26%	to	2.79%
2013	774,332	$1.193034	to	$20.972250	$1,224,790	1.25%	to	2.50%	0.19%	to	0.40%	36.76%	to	38.48%
2012	1,049,531	$15.144945	to	$18.771297	$1,149,387	1.25%	to	2.75%	—	to	—	17.48%	to	19.26%
2011	620,826	$12.699333	to	$15.977806	$591,440	1.25%	to	2.75%	—	to	—	(7.92)%	to	(6.53)%
Fidelity® VIP Growth Portfolio
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—	to	—	8.38%	to	9.63%
2013	76,817	$13.574728	to	$22.028133	$1,151,416	1.25%	to	2.40%	0.05%	to	0.12%	32.78%	to	34.31%
2012	80,115	$10.106895	to	$16.590323	$822,044	1.25%	to	2.40%	0.34%	to	0.36%	11.69%	to	12.98%
2011	112,647	$8.542843	to	$8.945576	$1,018,966	1.25%	to	2.45%	0.13%	to	0.14%	(2.45)%	to	(1.28)%
Fidelity® VIP Contrafund® Portfolio
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
2013	1,636,395	$20.895412	to	$21.078399	$24,630,367	0.50%	to	2.70%	0.85%	to	0.86%	27.47%	to	30.30%
2012	1,947,489	$16.176867	to	$16.392891	$22,688,722	0.50%	to	2.70%	1.15%	to	1.17%	13.05%	to	15.56%
2011	2,128,424	$13.998493	to	$14.500794	$21,466,459	0.50%	to	2.70%	0.80%	to	1.29%	(5.38)%	to	(3.27)%
Fidelity® VIP Mid Cap Portfolio
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
2013	1,201,597	$21.314452	to	$22.860601	$18,323,229	0.50%	to	2.70%	0.20%	to	0.32%	32.25%	to	35.19%
2012	1,420,742	$15.766099	to	$17.285596	$16,146,040	0.50%	to	2.70%	0.40%	to	0.49%	11.51%	to	13.99%
2011	1,555,549	$13.830958	to	$15.501125	$15,589,399	0.50%	to	2.70%	0.03%	to	0.03%	(13.23)%	to	(11.30)%
Fidelity® VIP Value Strategies Portfolio
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
2013	94,871	$15.014580	to	$28.029835	$1,454,040	1.25%	to	2.70%	0.68%	to	0.70%	26.72%	to	28.57%
2012	92,473	$11.678349	to	$22.119855	$1,103,134	1.25%	to	2.70%	0.36%	to	0.37%	23.68%	to	25.49%
2011	133,123	$9.306424	to	$17.884524	$1,246,163	1.25%	to	2.70%	0.68%	to	0.72%	(11.46)%	to	(10.17)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
2013	60,536	$15.839793	to	$24.768200	$932,859	1.25%	to	2.30%	0.12%	to	0.13%	35.11%	to	36.54%
2012	26,235	$10.946791	to	$11.601156	$298,735	1.25%	to	2.45%	0.41%	to	0.54%	19.29%	to	20.73%
2011	17,998	$9.609176	to	$15.344167	$171,347	1.25%	to	2.30%	—	to	—	(4.98)%	to	(3.98)%
Fidelity® VIP Strategic Income Portfolio
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
2013	7,170	$13.783094	to	$13.876518	$99,079	0.50%	to	0.65%	3.75%	to	5.45%	(0.61)%	to	(0.46)%
2012	5,488	$13.868175	to	$13.941239	$76,249	0.50%	to	0.65%	3.43%	to	5.16%	9.52%	to	9.68%
2011	2,077	$12.662760	to	$12.710400	$26,385	0.50%	to	0.65%	6.35%	to	6.82%	3.78%	to	3.93%
Franklin Rising Dividends VIP Fund
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
2013	12,257,980	$19.696171	to	$21.371913	$258,059,095	0.50%	to	2.80%	1.35%	to	1.52%	26.11%	to	28.93%
2012	16,023,287	$15.650299	to	$16.576719	$265,268,303	0.50%	to	2.75%	1.66%	to	1.83%	8.93%	to	11.23%
2011	19,119,588	$14.367859	to	$14.903732	$287,809,621	0.50%	to	2.75%	1.26%	to	1.40%	3.12%	to	5.37%
Franklin Income VIP Fund
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
2013	33,417,486	$17.311532	to	$18.659483	$645,762,006	0.50%	to	2.80%	6.12%	to	6.19%	10.80%	to	13.29%
2012	44,978,105	$15.281162	to	$16.875821	$783,413,687	0.50%	to	2.75%	6.10%	to	6.45%	9.60%	to	12.00%
2011	54,907,285	$13.643965	to	$15.397947	$866,473,608	0.50%	to	2.75%	4.82%	to	5.66%	(0.39)%	to	1.78%
Franklin Large Cap Growth VIP Fund
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
2013	2,354,613	$15.737151	to	$18.228395	$35,049,205	1.35%	to	2.75%	1.08%	to	1.09%	25.15%	to	26.91%
2012	3,189,398	$12.661396	to	$14.565563	$37,642,123	1.15%	to	2.75%	0.80%	to	0.82%	9.32%	to	11.09%
2011	4,093,919	$11.574093	to	$13.323239	$43,752,484	0.85%	to	2.75%	0.66%	to	0.68%	(4.18)%	to	(2.34)%
Franklin Global Real Estate VIP Fund
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
2013	56,616	$16.789715	to	$20.826823	$1,153,745	1.40%	to	2.40%	4.38%	to	4.65%	(0.11)%	to	0.90%
2012	59,996	$16.807849	to	$20.641837	$1,210,389	1.40%	to	2.40%	—	to	—	24.39%	to	25.64%
2011	72,790	$13.512023	to	$16.429225	$1,171,672	1.40%	to	2.40%	7.74%	to	8.74%	(7.89)%	to	(6.97)%
Franklin Small-Mid Cap Growth VIP Fund
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—	to	—	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—	to	—	4.50%	to	6.56%
2013	5,125,090	$21.026849	to	$23.334129	$79,345,282	0.85%	to	2.80%	—	to	—	34.34%	to	36.99%
2012	6,221,559	$15.349634	to	$17.404713	$70,495,268	0.85%	to	2.75%	—	to	—	7.84%	to	9.91%
2011	7,670,769	$13.965224	to	$16.138689	$79,698,492	0.85%	to	2.75%	—	to	—	(7.41)%	to	(5.64)%
Franklin Small Cap Value VIP Fund
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
2013	1,390,083	$23.812141	to	$24.018165	$20,748,049	0.50%	to	2.75%	1.16%	to	1.32%	32.54%	to	35.44%
2012	1,409,166	$17.732825	to	$17.965353	$15,778,584	0.50%	to	2.75%	0.70%	to	0.86%	15.18%	to	17.68%
2011	1,698,957	$15.068984	to	$15.597887	$16,252,963	0.50%	to	2.75%	0.55%	to	0.58%	(6.37)%	to	(4.35)%
Franklin Strategic Income VIP Fund
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
2013	10,225,598	$14.399450	to	$15.392925	$198,652,045	0.50%	to	2.80%	5.42%	to	5.80%	0.66%	to	2.65%
2012	12,947,612	$14.027463	to	$15.291336	$250,767,431	0.50%	to	2.80%	6.85%	to	6.95%	10.00%	to	12.11%
2011	14,667,741	$12.512704	to	$13.901316	$257,179,250	0.50%	to	2.80%	6.09%	to	6.41%	(0.06)%	to	1.95%
Franklin Mutual Shares VIP Fund
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
2013	17,906,901	$18.240897	to	$18.883899	$343,836,287	0.50%	to	2.80%	2.02%	to	2.07%	24.72%	to	27.41%
2012	23,164,409	$14.655285	to	$14.820917	$355,309,139	0.50%	to	2.75%	2.13%	to	2.41%	11.15%	to	13.63%
2011	28,966,779	$13.043277	to	$13.185602	$397,801,809	0.50%	to	2.75%	2.44%	to	2.56%	(3.73)%	to	(1.61)%
Templeton Developing Markets VIP Fund
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
2013	1,694,600	$17.571473	to	$26.764414	$34,141,312	0.85%	to	2.75%	1.69%	to	1.92%	(3.43)%	to	(1.58)%
2012	2,335,734	$18.195185	to	$27.192746	$49,109,466	0.85%	to	2.75%	1.60%	to	1.71%	10.33%	to	12.44%
2011	2,951,238	$16.491969	to	$24.183491	$56,219,294	0.85%	to	2.75%	0.20%	to	1.18%	(17.96)%	to	(16.39)%
Templeton Foreign VIP Fund
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—	to	1.77%	(13.54)%	to	(11.49)%
2013	7,579,644	$17.367091	to	$18.000234	$118,072,167	0.30%	to	2.75%	—	to	2.82%	19.64%	to	22.49%
2012	10,219,149	$14.078884	to	$15.045733	$131,974,526	0.50%	to	2.75%	3.05%	to	3.06%	15.03%	to	17.55%
2011	12,495,547	$11.977254	to	$13.080163	$139,228,121	0.50%	to	2.75%	1.78%	to	1.85%	(13.06)%	to	(11.19)%
Templeton Growth VIP Fund
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
2013	12,935,884	$19.140368	to	$19.202764	$215,920,588	0.50%	to	2.75%	1.94%	to	2.23%	27.27%	to	29.99%
2012	17,343,927	$14.725005	to	$15.087686	$226,483,345	0.50%	to	2.75%	2.00%	to	2.18%	17.78%	to	20.42%
2011	21,888,051	$12.228197	to	$12.809585	$241,244,696	0.50%	to	2.75%	1.06%	to	1.27%	(9.50)%	to	(7.61)%
Franklin Mutual Global Discovery VIP Fund
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
2013	4,135,635	$17.095911	to	$17.393302	$104,121,213	0.50%	to	2.80%	2.12%	to	2.19%	24.09%	to	26.89%
2012	5,529,851	$13.707570	to	$13.804833	$113,098,587	0.50%	to	2.75%	2.57%	to	2.87%	10.28%	to	12.70%
2011	6,859,792	$12.162700	to	$12.517501	$126,044,828	0.50%	to	2.75%	2.16%	to	2.18%	(5.59)%	to	(3.56)%
Franklin Flex Cap Growth VIP Fund
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—	to	—	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—	to	—	3.23%	to	5.21%
2013	1,109,141	$16.901039	to	$19.323070	$17,183,794	0.85%	to	2.75%	—	to	—	33.76%	to	36.32%
2012	1,531,626	$12.398153	to	$14.446576	$17,617,666	0.85%	to	2.75%	—	to	—	6.30%	to	8.34%
2011	1,829,214	$11.443823	to	$13.590297	$19,594,014	0.85%	to	2.75%	—	to	—	(7.39)%	to	(5.61)%
Templeton Global Bond VIP Fund
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
2013	1,311,053	$14.263388	to	$14.578287	$18,826,191	0.50%	to	2.70%	4.45%	to	4.95%	(1.17)%	to	1.03%
2012	1,557,122	$14.217363	to	$14.750789	$22,345,330	0.30%	to	2.70%	—	to	6.12%	11.91%	to	14.62%
2011	1,601,855	$12.341603	to	$13.181378	$20,322,857	0.50%	to	2.70%	5.69%	to	5.73%	(3.60)%	to	(1.45)%
Hartford Balanced HLS Fund
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
2013	7,677,578	$14.031437	to	$18.001299	$18,155,718	0.85%	to	2.75%	1.40%	to	1.58%	17.61%	to	20.16%
2012	9,299,392	$11.676956	to	$15.306417	$16,214,421	0.85%	to	2.75%	3.31%	to	5.55%	8.71%	to	11.07%
2011	11,647,520	$10.512754	to	$14.079868	$15,792,890	0.85%	to	2.75%	1.40%	to	1.72%	(1.15)%	to	0.99%
Hartford Total Return Bond HLS Fund
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
2013	28,918,085	$12.343982	to	$12.818679	$154,892,749	0.50%	to	2.80%	3.65%	to	4.09%	(4.37)%	to	(1.86)%
2012	33,097,003	$12.908256	to	$13.061086	$164,645,075	0.50%	to	2.80%	3.83%	to	4.07%	4.31%	to	7.00%
2011	37,874,588	$10.603999	to	$12.375247	$166,428,046	0.30%	to	2.80%	—	to	0.20%	3.78%	to	6.04%
Hartford Capital Appreciation HLS Fund
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
2013	20,021,826	$20.948870	to	$22.167748	$156,772,819	0.50%	to	2.80%	0.66%	to	0.91%	34.89%	to	38.39%
2012	25,478,593	$15.138103	to	$16.433647	$142,494,694	0.50%	to	2.80%	1.17%	to	1.50%	14.78%	to	17.75%
2011	30,120,387	$12.856297	to	$14.317252	$139,889,415	0.50%	to	2.80%	0.54%	to	1.72%	(14.07)%	to	(11.85)%
Hartford Dividend and Growth HLS Fund
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
2013	15,217,649	$19.062349	to	$20.401863	$110,603,880	0.50%	to	2.75%	1.74%	to	1.99%	28.01%	to	31.27%
2012	18,827,915	$14.890759	to	$15.542467	$100,678,897	0.50%	to	2.75%	2.33%	to	2.70%	10.24%	to	13.03%
2011	23,223,587	$13.508111	to	$13.751180	$105,474,269	0.50%	to	2.75%	2.33%	to	4.90%	(1.68)%	to	0.81%
Hartford Healthcare HLS Fund
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—	to	—	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
2013	40,443	$3.689662	to	$3.864674	$155,832	1.40%	to	1.75%	0.24%	to	0.30%	48.87%	to	49.39%
2012	68,159	$2.478414	to	$2.586919	$176,031	1.40%	to	1.75%	0.10%	to	0.13%	18.24%	to	18.65%
2011	118,801	$2.096138	to	$2.180271	$258,792	1.40%	to	1.75%	—	to	—	6.39%	to	6.76%
Hartford Global Growth HLS Fund
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%
2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
2013	203,091	$11.364381	to	$20.976608	$691,385	1.25%	to	2.40%	0.60%	to	0.76%	33.07%	to	34.60%
2012	256,643	$7.966476	to	$8.442850	$689,814	1.25%	to	2.45%	0.55%	to	0.55%	20.42%	to	21.87%
2011	285,126	$6.927508	to	$13.084231	$559,775	1.25%	to	2.40%	0.04%	to	0.04%	(15.93)%	to	(14.96)%
Hartford Disciplined Equity HLS Fund
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
2013	1,101,018	$15.225344	to	$21.085043	$14,667,571	0.85%	to	2.70%	0.96%	to	1.00%	32.20%	to	34.67%
2012	1,279,327	$11.305738	to	$15.949020	$12,398,836	0.85%	to	2.70%	1.46%	to	1.51%	14.49%	to	16.63%
2011	1,505,933	$9.694094	to	$13.930671	$12,356,809	0.85%	to	2.70%	1.16%	to	1.74%	(1.54)%	to	0.30%
Hartford Growth Opportunities HLS Fund
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
2013	2,491,105	$22.020532	to	$22.473877	$33,470,814	0.50%	to	2.70%	0.01%	to	0.01%	32.13%	to	35.07%
2012	3,054,682	$16.639067	to	$16.665811	$30,798,245	0.50%	to	2.70%	—	to	—	23.48%	to	26.23%
2011	3,500,154	$13.181944	to	$13.496611	$28,353,767	0.50%	to	2.70%	—	to	—	(11.30)%	to	(9.33)%
Hartford High Yield HLS Fund
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
2013	635,510	$17.890402	to	$20.193484	$9,349,739	0.50%	to	2.70%	8.00%	to	8.20%	3.60%	to	5.90%
2012	762,984	$16.893745	to	$19.492610	$10,017,305	0.50%	to	2.70%	8.36%	to	8.75%	11.27%	to	13.74%
2011	724,559	$10.168984	to	$17.518678	$8,356,503	0.30%	to	2.70%	—	to	8.88%	1.69%	to	1.91%
Hartford International Opportunities HLS Fund
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%
2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—	to	1.96%	(6.74)%	to	(4.43)%
2013	2,001,900	$12.326828	to	$17.674881	$9,647,494	0.30%	to	2.75%	1.94%	to	2.41%	17.99%	to	20.91%
2012	2,673,219	$14.390206	to	$14.980051	$9,070,977	0.50%	to	2.75%	1.44%	to	1.97%	16.64%	to	19.60%
2011	3,182,043	$12.032333	to	$12.842512	$7,869,538	0.50%	to	2.75%	0.05%	to	0.05%	(16.52)%	to	(14.40)%
Hartford Small/Mid Cap Equity HLS Fund
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
2013	154,328	$16.210977	to	$26.395817	$2,486,980	0.85%	to	2.70%	1.37%	to	1.56%	33.85%	to	36.35%
2012	179,534	$11.889440	to	$19.720394	$2,146,368	0.85%	to	2.70%	0.60%	to	0.60%	12.79%	to	14.89%
2011	223,316	$10.348355	to	$17.484643	$2,348,290	0.85%	to	2.70%	—	to	—	(3.77)%	to	(1.97)%
Hartford MidCap HLS Fund
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—	to	—	9.38%	to	9.55%
2013	172,064	$6.431994	to	$6.568778	$1,127,729	1.40%	to	1.55%	0.02%	to	0.02%	37.31%	to	37.52%
2012	244,857	$4.684135	to	$4.776588	$1,167,561	1.40%	to	1.55%	0.53%	to	0.58%	17.31%	to	17.48%
2011	308,459	$3.992995	to	$4.065703	$1,252,249	1.40%	to	1.55%	0.16%	to	0.19%	(9.57)%	to	(9.44)%
Hartford MidCap Value HLS Fund
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
2013	125,236	$2.577505	to	$26.534299	$607,498	1.40%	to	2.50%	0.54%	to	1.00%	31.05%	to	32.50%
2012	106,437	$1.945297	to	$13.218340	$331,642	1.40%	to	2.45%	0.85%	to	0.89%	21.62%	to	22.91%
2011	133,060	$1.455678	to	$1.582737	$258,234	1.40%	to	2.25%	0.01%	to	0.01%	(10.82)%	to	(10.06)%
Hartford Ultrashort Bond HLS Fund
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—	to	—	(2.86)%	to	(0.40)%
2013	106,805,182	$8.668057	to	$9.781671	$121,724,972	0.50%	to	2.80%	—	to	—	(2.86)%	to	(0.50)%
2012	169,707,075	$8.923141	to	$9.942655	$195,450,120	0.30%	to	2.80%	—	to	—	(2.76)%	to	(0.30)%
2011	219,554,923	$9.176539	to	$9.972606	$251,768,173	0.30%	to	2.80%	—	to	—	(2.76)%	to	(0.27)%
Hartford Small Company HLS Fund
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—	to	—	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—	to	—	3.95%	to	6.54%
2013	1,147,217	$23.286857	to	$24.059989	$4,973,222	0.50%	to	2.75%	—	to	—	40.07%	to	43.66%
2012	1,538,802	$16.625441	to	$16.747977	$4,180,772	0.50%	to	2.75%	—	to	—	12.22%	to	15.06%
2011	1,950,407	$14.555495	to	$14.814915	$4,322,079	0.50%	to	2.75%	—	to	—	(6.24)%	to	(3.84)%
Hartford SmallCap Growth HLS Fund
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
2013	118,401	$19.316921	to	$21.207706	$1,951,842	0.85%	to	2.45%	0.39%	to	0.60%	41.37%	to	43.65%
2012	107,494	$13.664294	to	$14.763938	$1,223,154	0.85%	to	2.45%	—	to	—	14.56%	to	16.40%
2011	198,521	$11.928041	to	$12.683496	$2,122,457	0.85%	to	2.45%	—	to	—	(1.03)%	to	0.56%
Hartford Stock HLS Fund
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
2013	5,851,086	$14.641880	to	$21.605585	$9,363,607	0.85%	to	2.75%	1.74%	to	2.02%	28.35%	to	31.13%
2012	7,384,869	$11.166146	to	$16.833884	$8,747,782	0.85%	to	2.75%	1.85%	to	2.17%	11.00%	to	13.42%
2011	10,191,662	$0.827278	to	$9.845249	$10,241,194	0.85%	to	2.50%	1.12%	to	1.41%	(3.78)%	to	(1.93)%
Hartford U.S. Government Securities HLS Fund
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
2013	754,440	$9.671617	to	$11.146482	$5,890,729	0.50%	to	2.45%	2.27%	to	2.28%	(4.06)%	to	(2.17)%
2012	970,213	$10.081092	to	$11.394012	$8,295,666	0.50%	to	2.45%	2.80%	to	2.84%	1.19%	to	3.18%
2011	1,416,801	$9.962879	to	$11.042990	$8,798,938	0.50%	to	2.45%	1.86%	to	2.50%	2.34%	to	4.35%
Hartford Value HLS Fund
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—	to	1.48%	8.40%	to	10.81%
2013	177,746	$13.418558	to	$20.550139	$1,855,273	0.50%	to	2.45%	1.69%	to	1.76%	28.75%	to	31.28%
2012	192,619	$15.130819	to	$15.653317	$1,577,097	0.50%	to	2.70%	1.89%	to	2.32%	13.87%	to	16.40%
2011	190,994	$13.287624	to	$13.447480	$1,339,984	0.50%	to	2.70%	1.68%	to	1.75%	(4.57)%	to	(2.45)%
Huntington VA Dividend Capture Fund
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
2013	2,068,011	$19.689337	to	$20.012231	$9,743,486	0.50%	to	2.75%	3.00%	to	3.60%	16.71%	to	19.36%
2012	1,976,529	$16.495144	to	$17.146773	$6,725,084	0.50%	to	2.75%	3.88%	to	3.98%	8.44%	to	10.91%
2011	2,073,575	$14.157771	to	$14.872468	$6,643,933	0.50%	to	2.50%	1.66%	to	5.11%	4.43%	to	6.54%
Huntington VA Situs Fund
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
2013	2,405,150	$1.989341	to	$24.742397	$6,269,556	0.50%	to	2.50%	0.21%	to	0.33%	28.67%	to	31.26%
2012	2,906,501	$1.546104	to	$18.849467	$5,782,957	0.50%	to	2.50%	—	to	—	19.60%	to	22.02%
2011	3,407,378	$1.292715	to	$15.448454	$5,425,312	0.50%	to	2.50%	0.01%	to	0.03%	(3.36)%	to	(1.41)%
Lord Abbett Fundamental Equity Fund
2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
2013	102,882	$15.470435	to	$18.193259	$1,788,586	0.50%	to	1.50%	0.03%	to	0.23%	33.74%	to	35.08%
2012	136,090	$11.567545	to	$13.468330	$1,731,468	0.50%	to	1.50%	0.59%	to	1.25%	8.94%	to	10.03%
2011	71,401	$10.625321	to	$12.240548	$847,843	0.50%	to	1.45%	0.28%	to	0.40%	(5.86)%	to	(4.97)%
Lord Abbett Calibrated Dividend Growth Fund
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
2013	361,384	$15.469389	to	$18.569944	$5,644,241	0.85%	to	2.70%	1.38%	to	1.52%	24.52%	to	26.84%
2012	223,826	$12.195606	to	$14.912990	$2,646,396	0.85%	to	2.70%	2.99%	to	3.38%	9.46%	to	11.50%
2011	230,602	$10.937377	to	$13.624033	$2,462,182	0.85%	to	2.70%	2.82%	to	23.73%	(2.47)%	to	(0.65)%
Lord Abbett Bond Debenture Fund
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
2013	908,072	$15.209739	to	$17.587280	$13,507,408	0.50%	to	2.70%	3.67%	to	5.13%	5.29%	to	7.63%
2012	1,020,556	$14.131108	to	$16.703358	$14,184,226	0.50%	to	2.70%	5.56%	to	5.97%	9.54%	to	11.97%
2011	1,071,520	$12.620165	to	$15.249040	$13,436,469	0.50%	to	2.70%	5.35%	to	15.35%	1.60%	to	3.86%
Lord Abbett Growth and Income Fund
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
2013	322,481	$12.100599	to	$12.977394	$4,816,754	1.25%	to	2.45%	0.57%	to	1.56%	32.61%	to	34.21%
2012	235,029	$9.124707	to	$9.669329	$2,235,361	1.25%	to	2.45%	0.87%	to	1.00%	9.38%	to	10.70%
2011	308,881	$8.342514	to	$11.441826	$2,666,369	0.50%	to	2.45%	0.73%	to	0.77%	(8.35)%	to	(6.55)%
MFS® Growth Fund
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—	to	0.11%	5.94%	to	8.14%
2013	2,873,997	$22.103748	to	$22.317418	$35,800,328	0.50%	to	2.80%	0.13%	to	0.23%	33.08%	to	35.81%
2012	2,203,781	$16.275030	to	$16.804885	$20,452,997	0.50%	to	2.75%	—	to	—	14.20%	to	16.49%
2011	2,374,218	$13.971102	to	$14.714807	$19,076,490	0.50%	to	2.75%	0.02%	to	0.19%	(3.03)%	to	(1.05)%
MFS® Global Equity Fund
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
2013	384,428	$18.124901	to	$25.256535	$8,069,294	0.85%	to	2.55%	—	to	0.79%	24.60%	to	26.73%
2012	437,499	$14.612304	to	$19.929000	$7,288,786	0.85%	to	2.50%	1.03%	to	1.27%	20.30%	to	22.30%
2011	464,088	$13.828035	to	$16.295758	$6,426,296	0.85%	to	2.75%	0.74%	to	0.83%	(6.92)%	to	(5.13)%
MFS® Investors Trust Fund
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
2013	6,054,205	$14.365075	to	$19.279366	$84,388,804	1.25%	to	2.80%	0.96%	to	1.05%	28.41%	to	30.10%
2012	8,821,250	$12.947102	to	$15.044887	$95,170,363	0.85%	to	2.75%	0.88%	to	1.13%	15.95%	to	18.17%
2011	11,543,812	$10.955973	to	$12.975161	$106,104,005	0.85%	to	2.75%	0.92%	to	0.93%	(4.84)%	to	(3.01)%
MFS® Mid Cap Growth Fund
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—	to	—	1.77%	to	3.73%
2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—	to	—	5.91%	to	7.94%
2013	2,697,012	$8.592141	to	$24.627585	$21,488,201	0.85%	to	2.75%	—	to	—	33.99%	to	36.56%
2012	3,312,657	$6.292057	to	$18.380541	$19,466,114	0.85%	to	2.75%	—	to	—	13.36%	to	15.53%
2011	3,997,375	$5.446116	to	$16.214434	$20,537,953	0.85%	to	2.75%	—	to	—	(8.56)%	to	(6.81)%
MFS® New Discovery Fund
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—	to	—	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—	to	—	(9.82)%	to	(8.09)%
2013	2,871,838	$14.794347	to	$32.844644	$61,957,861	0.65%	to	2.75%	—	to	—	37.68%	to	40.30%
2012	3,994,445	$10.544547	to	$23.855023	$62,669,054	0.65%	to	2.75%	—	to	—	17.94%	to	20.11%
2011	5,163,096	$18.295413	to	$20.226875	$67,973,864	0.85%	to	2.75%	—	to	—	(12.70)%	to	(11.03)%
MFS® Total Return Fund
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
2013	15,615,193	$15.691254	to	$16.220544	$268,989,737	0.50%	to	2.75%	1.64%	to	2.00%	15.82%	to	18.15%
2012	21,225,795	$13.548161	to	$13.729253	$315,385,211	0.50%	to	2.75%	2.54%	to	3.08%	8.24%	to	10.38%
2011	25,440,365	$12.438064	to	$12.516844	$345,863,316	0.50%	to	2.75%	3.56%	to	3.62%	(0.99)%	to	1.08%
MFS® Value Fund
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
2013	4,737,281	$19.448755	to	$20.064557	$96,244,644	0.50%	to	2.80%	0.98%	to	1.69%	32.14%	to	34.92%
2012	5,634,579	$14.748701	to	$14.871543	$86,066,142	0.50%	to	2.75%	1.44%	to	1.73%	13.11%	to	15.30%
2011	6,402,956	$12.897618	to	$13.039429	$86,277,227	0.50%	to	2.75%	1.42%	to	1.99%	(3.01)%	to	(0.96)%
MFS® Total Return Bond Series+
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%
2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
2013	9,445,216	$12.654375	to	$12.741841	$123,654,533	0.50%	to	2.80%	1.11%	to	1.68%	(3.77)%	to	(1.78)%
2012	6,466,424	$12.972863	to	$13.176544	$85,900,778	0.50%	to	2.75%	2.36%	to	2.63%	4.44%	to	6.52%
2011	6,808,775	$12.178636	to	$12.616431	$85,737,316	0.50%	to	2.75%	2.92%	to	4.19%	3.85%	to	5.95%
MFS® Research Fund
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—	to	0.82%	7.21%	to	9.27%
2013	324,638	$16.078705	to	$18.603416	$5,542,668	0.85%	to	2.50%	0.32%	to	0.33%	29.02%	to	31.17%
2012	379,049	$12.462085	to	$14.183107	$4,981,965	0.85%	to	2.50%	0.40%	to	0.77%	14.38%	to	16.28%
2011	419,371	$10.895528	to	$12.197402	$4,790,149	0.85%	to	2.50%	0.88%	to	1.02%	(2.91)%	to	(1.29)%
MFS® High Yield Portfolio
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
2013	5,186,327	$10.422041	to	$10.526650	$54,331,348	0.85%	to	2.80%	2.42%	to	2.42%	4.22%	to	5.27%
BlackRock Global Allocation V.I. Fund
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
2013	19,169	$11.842252	to	$11.910946	$227,327	0.50%	to	0.75%	1.07%	to	1.86%	13.56%	to	13.85%
2012	9,304	$10.402073	to	$10.488588	$96,822	0.50%	to	0.75%	1.64%	to	1.88%	9.15%	to	9.42%
2011	1,934	$9.493620	to	$9.506683	$18,375	0.50%	to	0.65%	3.80%	to	4.01%	(5.06)%	to	(4.93)%
BlackRock Global Opportunities V.I. Fund
2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%
2013	1,865	$18.181762	to	$18.260509	$34,025	2.00%	to	2.45%	0.34%	to	0.36%	26.64%	to	27.21%
2012	1,462	$14.419749	to	$14.419749	$21,086	2.45%	to	2.45%	1.05%	to	1.05%	11.84%	to	11.84%
2011	1,485	$12.660099	to	$12.660099	$18,803	2.05%	to	2.05%	1.14%	to	1.14%	(14.17)%	to	(14.17)%
BlackRock Large Cap Growth V.I. Fund
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
2013	28,927	$12.903287	to	$15.196385	$439,153	1.75%	to	2.15%	0.49%	to	0.70%	31.07%	to	31.60%
2012	35,872	$9.805179	to	$11.593941	$414,538	1.75%	to	2.15%	0.87%	to	1.42%	12.77%	to	13.23%
2011	41,592	$8.659900	to	$10.280734	$418,322	1.75%	to	2.15%	0.87%	to	0.87%	0.27%	to	0.68%
BlackRock Equity Dividend V.I. Fund
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
2013	71,399	$13.788918	to	$14.176061	$1,005,774	0.50%	to	1.45%	1.69%	to	1.71%	22.33%	to	23.50%
2012	89,954	$11.271579	to	$11.522602	$1,029,040	0.30%	to	1.45%	2.06%	to	2.40%	10.29%	to	11.57%
2011	11,186	$10.219931	to	$10.328117	$115,017	0.30%	to	1.45%	0.49%	to	1.67%	2.20%	to	3.28%
UIF Core Plus Fixed Income Portfolio
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%
2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
2013	3,079	$10.073973	to	$10.073973	$31,013	1.70%	to	1.70%	—	to	—	0.74%	to	0.74%
UIF Growth Portfolio
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—	to	—	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—	to	—	3.21%	to	4.67%
2013	21,059	$13.016247	to	$13.109696	$275,252	1.35%	to	2.75%	—	to	—	30.16%	to	31.10%
UIF Mid Cap Growth Portfolio
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—	to	—	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—	to	—	(0.87)%	to	0.98%
2013	148,044	$16.207149	to	$25.882254	$2,321,328	0.85%	to	2.70%	0.22%	to	0.25%	33.83%	to	36.32%
2012	181,860	$11.888928	to	$19.340060	$2,105,964	0.85%	to	2.70%	—	to	—	5.60%	to	7.57%
2011	245,325	$11.052068	to	$18.314240	$2,662,967	0.85%	to	2.70%	0.23%	to	0.23%	(9.65)%	to	(7.96)%
Invesco V.I. American Value Fund
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
2013	66,877	$14.878459	to	$16.332597	$1,067,146	0.85%	to	2.45%	0.53%	to	0.55%	30.69%	to	32.80%
2012	69,297	$12.298679	to	$19.252196	$836,670	0.85%	to	2.40%	0.65%	to	0.65%	14.30%	to	16.09%
2011	71,387	$9.964752	to	$10.594517	$743,637	0.85%	to	2.45%	0.28%	to	0.61%	(1.61)%	to	(0.03)%
Morgan Stanley Mid Cap Growth Portfolio
2015	8,862	$13.128552	to	$14.645554	$128,306	1.35%	to	2.20%	—	to	—	(8.84)%	to	(8.06)%
2014	9,586	$14.401329	to	$15.929315	$151,149	1.35%	to	2.20%	—	to	—	(1.41)%	to	(0.57)%
2013	18,343	$14.607207	to	$16.020231	$283,325	1.35%	to	2.20%	0.06%	to	0.06%	34.37%	to	35.52%
2012	15,178	$10.870781	to	$11.821534	$171,993	1.35%	to	2.20%	—	to	—	5.88%	to	6.78%
2011	13,573	$10.267063	to	$11.070503	$144,190	1.35%	to	2.20%	0.14%	to	0.16%	(9.20)%	to	(8.42)%
BlackRock Capital Appreciation V.I. Fund
2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—	to	—	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—	to	—	6.99%	to	8.01%
2013	68,704	$13.052518	to	$13.419051	$919,749	0.50%	to	1.45%	—	to	—	31.48%	to	32.73%
2012	95,996	$9.927679	to	$10.148832	$972,985	0.30%	to	1.45%	0.62%	to	0.76%	11.94%	to	13.23%
2011	12,142	$8.869117	to	$8.963072	$108,335	0.30%	to	1.45%	0.26%	to	0.82%	(11.31)%	to	(10.37)%
Columbia Variable Portfolio - International Opportunities Fund+
2015	2,987,833	$1.680317	to	$15.833876	$6,007,103	1.70%	to	2.80%	0.29%	to	0.31%	(2.79)%	to	(1.72)%
2014	3,565,725	$1.709680	to	$16.288879	$7,175,713	1.70%	to	2.80%	0.02%	to	0.03%	(7.71)%	to	(6.69)%
2013	4,258,552	$1.832327	to	$17.650526	$8,926,475	1.70%	to	2.80%	0.42%	to	0.44%	17.07%	to	18.37%
2012	5,438,166	$1.548002	to	$15.076473	$9,036,590	1.70%	to	2.80%	0.94%	to	0.98%	14.38%	to	15.64%
2011	6,617,853	$1.338641	to	$13.181602	$9,146,485	1.70%	to	2.80%	0.81%	to	0.84%	(18.50)%	to	(17.60)%
Columbia Variable Portfolio - Large Cap Growth Fund III+
2015	2,661,041	$1.904834	to	$22.246186	$6,236,464	1.70%	to	2.80%	0.16%	to	0.17%	(0.26)%	to	0.85%
2014	3,193,683	$1.888859	to	$22.303836	$7,309,119	1.70%	to	2.80%	0.42%	to	0.50%	9.35%	to	10.56%
2013	4,398,189	$1.708462	to	$20.396784	$8,678,906	1.70%	to	2.80%	0.41%	to	0.43%	34.29%	to	35.77%
2012	5,949,085	$1.258311	to	$15.188400	$7,799,396	1.70%	to	2.80%	0.36%	to	0.36%	8.95%	to	10.15%
2011	7,287,366	$1.142364	to	$13.941301	$8,462,648	1.70%	to	2.80%	0.44%	to	0.45%	(5.30)%	to	(4.25)%
Columbia Variable Portfolio — Asset Allocation Fund
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
2013	2,523,886	$1.295289	to	$1.423392	$3,713,728	1.70%	to	2.50%	2.39%	to	2.43%	15.25%	to	16.18%
2012	3,289,299	$1.123871	to	$1.225172	$3,985,657	1.70%	to	2.50%	2.14%	to	2.22%	10.24%	to	11.12%
2011	4,008,963	$1.019491	to	$1.102523	$4,299,557	1.70%	to	2.50%	2.23%	to	2.61%	(3.30)%	to	(2.52)%
Variable Portfolio - Loomis Sayles Growth Fund II +
2015	2,476,665	$1.802845	to	$21.293528	$5,211,773	1.70%	to	2.75%	0.10%	to	0.11%	(0.60)%	to	0.45%
2014	3,017,956	$1.794775	to	$21.422073	$6,171,835	1.70%	to	2.75%	0.21%	to	0.22%	6.45%	to	7.58%
2013	3,769,794	$1.668349	to	$20.123240	$7,084,761	1.70%	to	2.75%	0.23%	to	0.24%	31.97%	to	33.36%
2012	4,898,196	$1.251027	to	$15.248518	$6,709,942	1.70%	to	2.75%	0.68%	to	1.02%	9.19%	to	10.35%
2011	6,334,997	$1.133734	to	$13.964689	$7,494,012	1.70%	to	2.75%	0.29%	to	0.55%	(5.28)%	to	(4.28)%
Columbia Variable Portfolio - Large Cap Growth Fund II+
2015	574,393	$2.311211	to	$19.725659	$1,493,215	1.70%	to	2.75%	—	to	—	(1.21)%	to	(0.17)%
2014	724,987	$2.315155	to	$19.967927	$1,897,353	1.70%	to	2.75%	—	to	—	6.10%	to	7.22%
2013	938,655	$2.159184	to	$18.819243	$2,218,996	1.70%	to	2.75%	0.44%	to	0.46%	38.58%	to	40.04%
2012	1,144,242	$1.541885	to	$13.580451	$1,872,420	1.70%	to	2.75%	—	to	—	8.36%	to	9.51%
2011	1,543,365	$1.408027	to	$12.532397	$2,187,763	1.70%	to	2.75%	—	to	—	(14.32)%	to	(13.42)%
Columbia Variable Portfolio — Dividend Opportunity Fund
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—	to	—	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—	to	—	7.04%	to	8.22%
2013	844,488	$11.711566	to	$12.060362	$10,069,242	1.70%	to	2.80%	—	to	—	23.32%	to	24.68%
2012	1,030,694	$9.497019	to	$9.672993	$9,901,448	1.70%	to	2.80%	—	to	—	10.95%	to	12.18%
2011	1,191,510	$8.559404	to	$8.622664	$10,246,502	1.70%	to	2.80%	—	to	—	(14.41)%	to	(13.77)%
Columbia Variable Portfolio — Income Opportunities Fund
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—	to	—	1.20%	to	2.27%
2013	895,545	$10.093976	to	$10.177068	$9,087,876	1.70%	to	2.75%	5.48%	to	6.18%	0.94%	to	1.77%
Columbia Variable Portfolio - Mid Cap Growth Fund+
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—	to	—	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—	to	—	4.50%	to	5.60%
2013	828,931	$11.966406	to	$12.064865	$9,966,805	1.70%	to	2.75%	—	to	—	19.66%	to	20.65%
Oppenheimer Capital Appreciation Fund/VA
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—	to	—	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—	to	0.18%	12.06%	to	13.70%
2013	54,304	$12.104780	to	$12.981843	$697,834	1.25%	to	2.45%	0.74%	to	0.75%	26.30%	to	27.82%
2012	47,922	$9.584110	to	$10.156114	$482,974	1.25%	to	2.45%	0.40%	to	0.40%	11.05%	to	12.39%
2011	48,184	$8.630210	to	$9.036227	$432,758	1.25%	to	2.45%	0.11%	to	0.11%	(3.76)%	to	(2.60)%
Oppenheimer Global Fund/VA
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
2013	530,619	$14.259651	to	$21.071035	$7,345,651	0.85%	to	2.70%	1.15%	to	1.17%	23.61%	to	25.92%
2012	619,524	$11.324646	to	$17.046140	$6,806,454	0.85%	to	2.70%	1.89%	to	1.92%	17.73%	to	19.93%
2011	724,077	$9.442914	to	$14.478898	$6,664,682	0.85%	to	2.70%	0.86%	to	1.05%	(10.96)%	to	(9.30)%
Oppenheimer Main Street Fund®/VA
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—	to	0.65%	7.46%	to	9.03%
2013	89,501	$14.374844	to	$20.901096	$1,276,256	1.25%	to	2.40%	0.85%	to	0.87%	28.32%	to	29.81%
2012	100,874	$11.073999	to	$16.287648	$1,110,299	1.25%	to	2.40%	0.66%	to	0.66%	13.84%	to	15.16%
2011	106,383	$9.616108	to	$14.306888	$1,021,065	1.25%	to	2.40%	0.57%	to	0.58%	(2.68)%	to	(1.55)%
Oppenheimer Main Street Small Cap Fund/VA
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
2013	380,278	$17.702586	to	$25.663354	$6,526,667	0.85%	to	2.70%	0.64%	to	0.71%	36.88%	to	39.43%
2012	480,151	$12.696051	to	$18.748471	$5,931,035	0.85%	to	2.70%	0.33%	to	0.33%	14.54%	to	16.67%
2011	562,694	$10.881609	to	$16.368904	$5,999,393	0.85%	to	2.70%	0.38%	to	0.40%	(4.98)%	to	(3.21)%
Oppenheimer Equity Income Fund/VA
2015	22,574	$11.297861	to	$12.410922	$274,799	1.25%	to	2.45%	2.71%	to	2.91%	(12.00)%	to	(10.94)%
2014	24,066	$13.935715	to	$20.291605	$335,468	1.25%	to	2.70%	—	to	1.46%	7.78%	to	9.35%
2013	19,970	$11.882762	to	$12.743814	$251,413	1.25%	to	2.45%	1.15%	to	1.17%	25.59%	to	27.11%
2012	18,599	$9.461400	to	$10.026112	$184,136	1.25%	to	2.45%	1.13%	to	1.22%	10.35%	to	11.68%
2011	21,369	$8.573920	to	$8.977327	$190,149	1.25%	to	2.45%	0.88%	to	0.91%	(6.80)%	to	(5.67)%
Putnam VT Diversified Income Fund
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
2013	1,465,125	$13.946422	to	$18.579157	$20,076,797	0.85%	to	2.70%	3.08%	to	3.24%	4.94%	to	6.90%
2012	1,730,044	$13.046179	to	$17.704317	$23,058,536	0.85%	to	2.70%	5.51%	to	5.85%	8.55%	to	10.58%
2011	1,704,081	$11.797815	to	$16.309098	$20,344,537	0.85%	to	2.70%	9.09%	to	9.70%	(5.75)%	to	(3.99)%
Putnam VT Global Asset Allocation Fund
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
2013	62,065	$13.717537	to	$19.524199	$996,265	1.25%	to	2.40%	2.21%	to	2.49%	16.66%	to	18.01%
2012	163,959	$10.968758	to	$11.624156	$2,453,434	1.25%	to	2.45%	0.73%	to	0.73%	11.44%	to	12.78%
2011	64,051	$9.843114	to	$10.306896	$702,368	1.25%	to	2.45%	3.67%	to	4.35%	(2.83)%	to	(1.66)%
Putnam VT International Value Fund
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
2013	25,866	$9.589137	to	$16.603933	$244,253	1.25%	to	2.30%	2.39%	to	2.52%	19.43%	to	20.69%
2012	26,718	$7.944968	to	$13.902110	$209,457	1.25%	to	2.30%	2.97%	to	3.01%	18.94%	to	20.19%
2011	34,887	$6.610214	to	$11.688567	$227,998	1.25%	to	2.30%	1.16%	to	2.55%	(15.75)%	to	(14.85)%
Putnam VT International Equity Fund
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—	to	0.89%	(9.31)%	to	(7.94)%
2013	53,270	$9.446836	to	$10.162125	$576,510	1.25%	to	2.50%	1.41%	to	1.71%	24.91%	to	26.48%
2012	44,962	$7.562887	to	$8.034559	$351,891	1.25%	to	2.50%	2.01%	to	2.16%	18.91%	to	20.40%
2011	45,155	$6.360315	to	$6.673092	$295,074	1.25%	to	2.50%	3.01%	to	3.26%	(18.99)%	to	(17.97)%
Putnam VT Small Cap Value Fund
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
2013	115,178	$14.966864	to	$16.053056	$2,440,595	1.25%	to	2.45%	0.65%	to	0.75%	36.23%	to	37.87%
2012	124,851	$11.643282	to	$18.038393	$2,037,385	1.25%	to	2.40%	0.44%	to	0.63%	14.70%	to	16.03%
2011	150,277	$10.034835	to	$15.726231	$2,223,226	1.25%	to	2.40%	0.04%	to	0.55%	(6.99)%	to	(5.91)%
Putnam VT Voyager Fund
2015	109,008	$14.368979	to	$20.871737	$2,142,352	0.50%	to	1.45%	1.09%	to	1.35%	(7.46)%	to	(6.58)%
2014	115,912	$15.528119	to	$22.342034	$2,439,445	0.50%	to	1.45%	0.74%	to	0.76%	8.14%	to	9.17%
2013	128,572	$14.359054	to	$20.464635	$2,471,029	0.50%	to	1.45%	1.02%	to	1.14%	41.66%	to	43.01%
2012	177,838	$10.136459	to	$14.310109	$2,352,712	0.50%	to	1.45%	0.16%	to	0.36%	12.58%	to	13.66%
2011	55,647	$9.580455	to	$12.590426	$690,523	0.50%	to	1.00%	—	to	—	(18.26)%	to	(4.20)%
JPMorgan Insurance Trust Core Bond Portfolio
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
2013	4,840,343	$12.040964	to	$12.217394	$65,170,524	1.25%	to	2.40%	4.55%	to	4.62%	(3.81)%	to	(2.69)%
2012	5,902,959	$12.517433	to	$12.555596	$82,006,190	1.25%	to	2.40%	4.47%	to	5.04%	2.83%	to	4.02%
2011	6,560,815	$12.069936	to	$12.172408	$87,932,368	1.25%	to	2.40%	5.34%	to	5.68%	4.91%	to	6.12%
JPMorgan Insurance Trust U.S. Equity Portfolio
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—	to	0.95%	11.20%	to	12.49%
2013	369,037	$19.243071	to	$21.738466	$7,175,293	1.35%	to	2.40%	1.21%	to	1.33%	32.99%	to	34.39%
2012	502,862	$14.318621	to	$16.345889	$7,260,683	1.35%	to	2.40%	1.46%	to	1.50%	14.86%	to	16.07%
2011	679,912	$12.336241	to	$14.231411	$8,437,083	1.35%	to	2.40%	1.18%	to	1.19%	(4.19)%	to	(3.18)%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
2015	269,373	$17.224146	to	$25.582389	$6,192,871	1.25%	to	2.40%	0.35%	to	0.65%	(8.10)%	to	(7.04)%
2014	330,353	$18.528810	to	$27.838671	$8,187,654	1.25%	to	2.40%	0.63%	to	0.65%	13.12%	to	14.42%
2013	430,868	$16.193109	to	$24.610629	$9,333,904	1.25%	to	2.40%	1.02%	to	1.05%	37.26%	to	38.84%
2012	550,950	$11.662724	to	$17.929904	$8,595,927	1.25%	to	2.40%	0.64%	to	0.74%	13.38%	to	14.69%
2011	666,974	$10.169123	to	$15.814407	$9,039,740	1.25%	to	2.40%	0.79%	to	0.84%	(3.86)%	to	(2.75)%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
2013	284,535	$16.705994	to	$24.314080	$6,014,616	1.25%	to	2.40%	1.02%	to	1.12%	29.17%	to	30.66%
2012	380,569	$12.785886	to	$18.823628	$6,104,691	1.25%	to	2.40%	1.04%	to	1.09%	17.52%	to	18.88%
2011	534,703	$10.755075	to	$16.016848	$7,226,664	1.25%	to	2.40%	1.30%	to	1.33%	(0.26)%	to	0.89%
Putnam VT Equity Income Fund
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—	to	1.70%	11.04%	to	12.10%
2013	3,045	$16.413133	to	$21.237933	$63,117	0.50%	to	0.75%	1.90%	to	1.91%	31.43%	to	31.75%
2012	1,759	$12.488476	to	$16.119278	$27,304	0.50%	to	0.75%	—	to	2.23%	18.41%	to	18.71%
2011	31,532	$13.527879	to	$13.578750	$426,630	0.50%	to	0.65%	—	to	—	1.26%	to	1.41%
PIMCO All Asset Fund
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
2013	14,599	$11.169440	to	$11.482988	$166,670	0.50%	to	1.45%	4.50%	to	4.52%	(1.33)%	to	(0.39)%
2012	14,671	$11.320194	to	$11.527936	$168,501	0.50%	to	1.45%	5.06%	to	5.89%	13.16%	to	14.23%
2011	11,281	$10.077613	to	$10.091449	$113,692	0.50%	to	0.65%	3.87%	to	4.59%	0.78%	to	0.91%
PIMCO Global Dividend Portfolio+
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—	to	—	(0.55)%	to	0.40%
2013	65,531	$11.939466	to	$12.274554	$799,977	0.50%	to	1.45%	2.09%	to	2.19%	17.48%	to	18.60%
2012	81,722	$10.162951	to	$10.389198	$844,011	0.30%	to	1.45%	0.83%	to	0.98%	8.19%	to	9.44%
2011	10,173	$9.393438	to	$9.492820	$96,134	0.30%	to	1.45%	0.04%	to	0.12%	(6.07)%	to	(5.07)%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
2013	1,287	$9.422341	to	$9.422341	$12,126	1.45%	to	1.45%	3.15%	to	3.15%	(9.23)%	to	(9.23)%
2012	1,186	$10.381024	to	$10.381024	$12,313	1.45%	to	1.45%	3.07%	to	3.07%	7.21%	to	7.21%
Jennison 20/20 Focus Fund
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—	to	—	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—	to	—	4.59%	to	5.22%
2013	38,613	$1.864812	to	$19.717593	$144,028	1.40%	to	2.00%	—	to	—	26.79%	to	27.56%
2012	44,545	$1.470740	to	$15.458007	$131,830	1.40%	to	2.00%	—	to	—	8.43%	to	9.08%
2011	55,847	$1.337415	to	$14.171464	$150,201	1.40%	to	2.15%	—	to	—	(6.54)%	to	(5.83)%
Jennison Fund
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—	to	—	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—	to	—	7.04%	to	8.06%
2013	70,640	$1.333306	to	$10.495963	$171,440	1.40%	to	2.35%	—	to	—	33.93%	to	35.21%
2012	84,498	$0.995530	to	$7.762953	$179,421	1.40%	to	2.35%	—	to	—	13.04%	to	14.12%
2011	101,969	$0.880678	to	$6.802469	$196,196	1.40%	to	2.35%	—	to	—	(2.41)%	to	(1.48)%
Prudential Value Portfolio
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—	to	—	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—	to	—	7.38%	to	8.14%
2013	44,030	$1.571987	to	$1.710270	$73,096	1.40%	to	2.10%	—	to	—	29.78%	to	30.69%
2012	66,136	$1.211291	to	$1.308669	$84,945	1.40%	to	2.10%	0.54%	to	0.55%	11.76%	to	12.55%
2011	67,140	$1.083787	to	$1.162753	$76,221	1.40%	to	2.10%	0.52%	to	0.52%	(7.84)%	to	(7.20)%
Prudential SP International Growth Portfolio
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—	to	—	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—	to	—	(8.12)%	to	(7.42)%
2013	12,758	$1.142761	to	$1.217463	$15,201	1.40%	to	1.90%	—	to	—	16.28%	to	16.87%
2012	4,448	$0.982742	to	$0.982742	$4,371	1.90%	to	1.90%	—	to	—	19.57%	to	19.57%
2011	4,451	$0.821906	to	$0.821906	$3,658	1.90%	to	1.90%	0.45%	to	0.45%	(16.91)%	to	(16.91)%
ClearBridge Variable Dividend Strategy Portfolio+
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
2013	3,413	$12.817744	to	$12.817744	$43,742	1.40%	to	1.40%	1.49%	to	1.49%	24.19%	to	24.19%
2012	5,511	$10.320951	to	$10.320951	$56,878	1.40%	to	1.40%	2.78%	to	2.78%	12.62%	to	12.62%
2011	6,501	$9.164549	to	$9.164549	$59,573	1.40%	to	1.40%	2.75%	to	2.75%	6.40%	to	6.40%
Western Asset Variable Global High Yield Bond Portfolio
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%
2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
2013	25,701	$2.228463	to	$2.335447	$59,494	1.40%	to	1.75%	6.01%	to	6.02%	4.43%	to	4.79%
2012	25,904	$2.134001	to	$2.228629	$57,261	1.40%	to	1.75%	6.42%	to	7.48%	16.28%	to	16.68%
2011	30,330	$1.835280	to	$1.909972	$57,558	1.40%	to	1.75%	6.10%	to	7.94%	(0.05)%	to	0.30%
ClearBridge Variable Large Cap Value Portfolio
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
2013	124,316	$1.898638	to	$1.939051	$240,740	1.40%	to	1.55%	1.52%	to	1.69%	30.34%	to	30.53%
2012	167,940	$1.456722	to	$1.485506	$249,253	1.40%	to	1.55%	2.04%	to	2.34%	14.71%	to	14.89%
2011	232,913	$1.269877	to	$1.293026	$300,983	1.40%	to	1.55%	2.16%	to	2.27%	3.34%	to	3.49%
Invesco V.I. Growth and Income Fund
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%
2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
2013	119,603	$14.608687	to	$18.782197	$1,807,129	0.85%	to	2.75%	1.23%	to	1.29%	30.14%	to	32.64%
2012	136,154	$11.014058	to	$15.339500	$1,553,672	0.85%	to	2.50%	1.31%	to	1.32%	11.53%	to	13.38%
2011	148,159	$9.714248	to	$13.754203	$1,504,906	0.85%	to	2.50%	1.02%	to	1.03%	(4.68)%	to	(3.09)%
Invesco V.I. Comstock Fund
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
2013	21,306	$21.467646	to	$22.731362	$461,999	1.35%	to	2.75%	1.43%	to	1.46%	31.98%	to	33.84%
2012	22,275	$15.421242	to	$16.984478	$359,435	1.35%	to	2.50%	1.49%	to	1.52%	15.99%	to	17.33%
2011	26,511	$13.295328	to	$14.475731	$366,784	1.35%	to	2.50%	1.33%	to	1.35%	(4.53)%	to	(3.42)%
Invesco V.I. American Franchise Fund
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—	to	—	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
2013	1,684,210	$13.759971	to	$14.509057	$23,661,515	0.85%	to	2.75%	0.44%	to	0.47%	36.34%	to	38.95%
2012	2,308,545	$10.092241	to	$10.441741	$23,600,563	0.85%	to	2.75%	—	to	—	10.65%	to	12.77%
2011	1,209,192	$9.121149	to	$9.222875	$11,104,509	1.35%	to	2.75%	—	to	—	(8.79)%	to	(7.77)%
Invesco V.I. Mid Cap Growth Fund
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—	to	—	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—	to	—	5.11%	to	6.35%
2013	302,812	$13.020689	to	$13.482480	$4,006,422	0.85%	to	2.75%	0.40%	to	0.41%	33.30%	to	35.86%
2012	282,900	$9.767694	to	$9.924071	$2,783,539	0.85%	to	2.75%	—	to	—	(2.32)%	to	(0.76)%
Wells Fargo VT Index Asset Allocation Fund+
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
2013	5,164	$1.725118	to	$17.684334	$22,832	1.35%	to	2.10%	1.64%	to	1.65%	17.15%	to	18.03%
2012	5,180	$1.461617	to	$15.095876	$20,222	1.35%	to	2.10%	0.75%	to	0.75%	10.69%	to	11.52%
2011	10,126	$1.248140	to	$1.248140	$12,638	1.85%	to	1.85%	3.15%	to	3.15%	4.53%	to	4.53%
Wells Fargo VT Total Return Bond Fund+
2015	3,955	$1.624126	to	$1.624126	$6,423	1.35%	to	1.35%	1.28%	to	1.28%	(1.21)%	to	(1.21)%
2014	10,810	$1.643962	to	$1.643962	$17,771	1.35%	to	1.35%	1.36%	to	1.36%	4.18%	to	4.18%
2013	10,766	$1.578072	to	$1.578072	$16,990	1.35%	to	1.35%	1.25%	to	1.25%	(3.74)%	to	(3.74)%
2012	10,722	$1.639407	to	$1.639407	$17,578	1.35%	to	1.35%	1.41%	to	1.41%	4.68%	to	4.68%
2011	6,897	$1.566088	to	$1.566088	$10,802	1.35%	to	1.35%	2.67%	to	2.67%	6.87%	to	6.87%
Wells Fargo VT Intrinsic Value Fund+
2015	4,847	$1.686079	to	$1.686079	$8,180	1.85%	to	1.85%	0.73%	to	0.73%	(2.35)%	to	(2.35)%
2014	13,953	$1.840450	to	$20.036182	$24,871	1.35%	to	2.10%	—	to	0.76%	8.02%	to	8.83%
2013	22,335	$1.594447	to	$1.691084	$36,566	1.35%	to	1.85%	1.02%	to	1.04%	27.92%	to	28.56%
2012	22,196	$1.246468	to	$1.315436	$28,343	1.35%	to	1.85%	1.32%	to	1.35%	17.28%	to	17.87%
2011	23,840	$1.062802	to	$1.116024	$25,865	1.35%	to	1.85%	0.54%	to	0.54%	(3.95)%	to	(3.47)%
Wells Fargo VT International Equity Fund+
2015	759,073	$8.242927	to	$9.055534	$1,052,786	1.25%	to	2.45%	3.98%	to	4.29%	(0.18)%	to	1.02%
2014	916,944	$8.257845	to	$8.963675	$1,251,584	1.25%	to	2.45%	2.98%	to	3.25%	(7.59)%	to	(6.48)%
2013	1,080,926	$1.074273	to	$9.584438	$1,533,961	1.25%	to	2.50%	2.31%	to	2.31%	16.98%	to	18.45%
2012	1,186,484	$0.918360	to	$1.668898	$1,378,829	1.35%	to	2.50%	1.64%	to	1.67%	10.88%	to	12.16%
2011	1,533,104	$0.828268	to	$1.487983	$1,536,435	1.35%	to	2.50%	0.65%	to	0.67%	(14.94)%	to	(13.96)%
Wells Fargo VT Small Cap Growth Fund+
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—	to	—	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—	to	—	(4.10)%	to	(2.51)%
2013	100,196	$17.893814	to	$18.376160	$1,790,728	0.65%	to	2.50%	—	to	—	46.84%	to	49.26%
2012	131,157	$12.513990	to	$12.903704	$1,598,916	1.25%	to	2.50%	—	to	—	5.44%	to	6.77%
2011	147,013	$11.867818	to	$12.085448	$1,686,200	1.25%	to	2.50%	—	to	—	(6.71)%	to	(5.53)%
Wells Fargo VT Discovery Fund+
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—	to	—	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—	to	—	(0.99)%	to	(0.99)%
2013	287	$25.492367	to	$25.492367	$7,313	1.35%	to	1.35%	0.01%	to	0.01%	41.88%	to	41.88%
2012	290	$17.968169	to	$17.968169	$5,194	1.35%	to	1.35%	—	to	—	16.16%	to	16.16%
2011	259	$15.468782	to	$15.468782	$3,999	1.35%	to	1.35%	—	to	—	(0.92)%	to	(0.92)%
Wells Fargo VT Small Cap Value Fund+
2015	611,166	$12.122406	to	$13.704915	$7,818,292	0.50%	to	2.75%	0.57%	to	0.57%	(12.78)%	to	(10.79)%
2014	694,277	$13.898230	to	$15.362791	$10,082,060	0.50%	to	2.75%	0.59%	to	0.60%	1.79%	to	4.11%
2013	803,962	$13.676754	to	$14.756163	$11,361,676	0.50%	to	2.70%	0.97%	to	0.98%	11.97%	to	14.46%
2012	977,638	$12.214883	to	$12.892309	$12,220,444	0.50%	to	2.70%	1.15%	to	1.16%	11.29%	to	13.76%
2011	1,219,642	$10.975750	to	$11.332506	$13,567,829	0.50%	to	2.70%	0.90%	to	1.08%	(9.53)%	to	(7.52)%
Wells Fargo VT Opportunity Fund+
2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
2013	651,119	$14.997820	to	$15.790336	$10,026,795	0.50%	to	2.70%	0.43%	to	0.43%	27.51%	to	30.34%
2012	780,248	$11.762364	to	$12.114819	$9,315,735	0.50%	to	2.70%	0.60%	to	0.60%	12.72%	to	15.23%
2011	874,327	$10.435015	to	$10.513961	$9,158,329	0.50%	to	2.70%	—	to	—	4.35%	to	5.14%
HIMCO VIT Index Fund
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—	to	—	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
HIMCO VIT American Funds Asset Allocation Fund
2015	809,331	$18.080606	to	$19.503864	$11,936,057	0.50%	to	2.70%	1.19%	to	1.48%	(1.58)%	to	0.61%
2014	968,395	$18.370397	to	$19.385213	$14,244,987	0.50%	to	2.70%	—	to	—	0.71%	to	1.71%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
2015	373,850	$20.241470	to	$22.545865	$5,481,238	0.30%	to	2.70%	—	to	2.67%	(5.88)%	to	(3.59)%
2014	541,025	$21.505458	to	$23.129642	$8,277,687	0.50%	to	2.70%	—	to	—	4.60%	to	5.61%
HIMCO VIT American Funds Bond Fund
2015	2,302,388	$11.615955	to	$12.413281	$25,074,597	0.50%	to	2.70%	1.77%	to	1.79%	(2.72)%	to	(0.56)%
2014	2,607,898	$11.940819	to	$12.482760	$28,842,823	0.50%	to	2.70%	—	to	—	(0.24)%	to	0.75%
HIMCO VIT American Funds Global Bond Fund
2015	211,199	$10.491931	to	$11.217539	$2,195,411	0.50%	to	2.70%	0.18%	to	1.30%	(6.94)%	to	(4.87)%
2014	282,563	$11.274306	to	$11.791607	$3,124,726	0.50%	to	2.70%	—	to	—	(4.94)%	to	(3.98)%
HIMCO VIT American Funds Global Growth and Income Fund
2015	729,340	$19.078079	to	$19.158852	$8,902,134	0.50%	to	2.70%	3.40%	to	3.41%	(4.26)%	to	(2.13)%
2014	870,819	$19.576024	to	$19.927300	$10,977,894	0.50%	to	2.70%	—	to	—	(1.64)%	to	(0.68)%
HIMCO VIT American Funds Global Growth Fund
2015	180,099	$20.869025	to	$21.565093	$2,564,372	0.50%	to	2.70%	0.73%	to	0.81%	3.76%	to	6.06%
2014	207,773	$19.675954	to	$20.784553	$2,818,287	0.50%	to	2.70%	—	to	—	(0.84)%	to	0.08%
HIMCO VIT American Funds Global Small Capitalization Fund
2015	678,686	$18.503779	to	$21.259400	$7,747,579	0.50%	to	2.70%	—	to	—	(2.69)%	to	(0.53)%
2014	767,195	$18.601443	to	$21.847319	$8,846,403	0.50%	to	2.70%	—	to	—	(3.20)%	to	(2.30)%
HIMCO VIT American Funds Growth Fund
2015	3,486,242	$23.516099	to	$24.008732	$52,215,077	0.30%	to	2.75%	—	to	0.91%	3.61%	to	6.18%
2014	4,105,677	$22.363732	to	$22.696589	$58,431,416	0.50%	to	2.75%	—	to	—	2.65%	to	3.63%
HIMCO VIT American Funds Growth-Income Fund
2015	1,813,589	$21.068239	to	$22.274851	$27,011,054	0.50%	to	2.70%	0.93%	to	1.04%	(1.50)%	to	0.69%
2014	2,083,358	$21.389833	to	$22.122666	$30,983,947	0.50%	to	2.70%	—	to	—	1.66%	to	2.66%
HIMCO VIT American Funds International Fund
2015	3,132,226	$14.511118	to	$15.348523	$30,118,413	0.50%	to	2.70%	1.19%	to	1.21%	(7.37)%	to	(5.31)%
2014	3,511,918	$15.494184	to	$16.569762	$35,929,589	0.30%	to	2.70%	—	to	—	(6.81)%	to	(5.87)%
HIMCO VIT American Funds New World Fund
2015	464,236	$14.049114	to	$15.081704	$4,589,521	0.50%	to	2.70%	0.88%	to	1.07%	(6.09)%	to	(4.00)%
2014	534,411	$14.796659	to	$16.060062	$5,553,590	0.30%	to	2.70%	—	to	—	(13.28)%	to	(12.39)%
MFS® Core Equity Portfolio+
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio+
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio+
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 26, 2016

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2015	2014	2013
Revenues
Fee income and other	$1,097	$1,210	$1,462
Earned premiums	92	32	184
Net investment income	1,456	1,543	1,683
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(63)	(31)	(54)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	2	2	9
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Net realized capital gains on investments transferred at fair value in business disposition by reinsurance	—	—	1,561
Other net realized capital gains (losses)	(85)	606	(1,190)
Total net realized capital gains (losses)	(146)	577	326
Total revenues	2,499	3,362	3,655
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,402	1,460	1,758
Amortization of deferred policy acquisition costs	69	206	228
Insurance operating costs and other expenses	524	851	(401)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Dividends to policyholders	2	7	18
Total benefits, losses and expenses	1,969	2,501	3,094
Income from continuing operations before income taxes	530	861	561
Income tax expense	30	184	49
Income from continuing operations, net of tax	500	677	512
Loss from discontinued operations, net of tax	—	—	(41)
Net income	500	677	471
Net income attributable to noncontrolling interest	—	1	6
Net income attributable to Hartford Life Insurance Company	$500	$676	$465
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
(In millions)	2015	2014	2013
Comprehensive Income
Net income	$500	$677	$471
Other comprehensive income (loss):
Change in net unrealized gain on securities	(615)	659	(1,257)
Change in net gain on cash-flow hedging instruments	(13)	(9)	(179)
Change in foreign currency translation adjustments	—	(3)	23
OCI, net of tax	(628)	647	(1,413)
Comprehensive income (loss)	(128)	1,324	(942)
Less: Comprehensive income attributable to noncontrolling interest	—	1	6
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$(128)	$1,323	$(948)
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2015	2014
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $23,559 and $23,260)	$24,657	$25,436
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $49 and $139)	165	280
Equity securities, available-for-sale, at fair value (cost of $471 and $525) (includes equity securities, at fair value using the fair value option, of $281 and $248, and variable interest entity assets of $1 and $0)	459	514
Mortgage loans (net of allowance for loan losses of $19 and $15)	2,918	3,109
Policy loans, at outstanding balance	1,446	1,430
Limited partnerships, and other alternative investments (includes variable interest entity assets of $2 and $3)	1,216	1,309
Other investments	293	442
Short-term investments (includes variable interest entity assets of $2 and $15)	572	2,162
Total investments	31,726	34,682
Cash	305	258
Premiums receivable and agents’ balances, net	19	27
Reinsurance recoverables	20,499	20,053
Deferred policy acquisition costs	542	521
Deferred income taxes, net	1,581	1,237
Other assets	567	308
Separate account assets	120,111	134,689
Total assets	$175,350	$191,775
Liabilities
Reserve for future policy benefits and unpaid losses and loss adjustment expenses	$13,850	$13,624
Other policyholder funds and benefits payable	31,157	31,994
Other liabilities (including variable interest entity liabilities of $12 and $22)	2,070	2,177
Separate account liabilities	120,111	134,689
Total liabilities	167,188	182,484
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	5,687	6,688
Accumulated other comprehensive income, net of tax	593	1,221
Retained earnings	1,876	1,376
Total stockholder’s equity	8,162	9,291
Total liabilities and stockholder’s equity	$175,350	$191,775
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Capital contributions to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive income	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Capital contributions to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership	—	—	—	—	(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Balance, December 31, 2012	$6	$8,155	$1,987	$235	$—	$10,383
Capital contributions to parent	—	(1,196)	—	—	—	(1,196)
Net income	—	—	—	465	6	471
Change in non-controlling interest ownership					(6)	(6)
Total other comprehensive income	—	—	(1,413)	—	—	(1,413)
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2015	2014	2013
Operating Activities
Net income	$500	$677	$471
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Amortization of deferred policy acquisition costs	69	206	228
Additions to deferred policy acquisition costs	(7)	(14)	(16)
Net realized capital (gains) losses	146	(577)	(678)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Depreciation and amortization (accretion), net	(14)	6	53
Other operating activities, net	38	248	(328)
Change in assets and liabilities:
Increase in future policy benefits and unpaid losses and loss adjustment expenses	276	586	230
(Increase) decrease in reinsurance recoverables	(14)	170	(795)
Decrease (increase) in receivables and other assets	257	(30)	(80)
Decrease in payables and accruals	(479)	(882)	(1,532)
(Decrease) increase in accrued and deferred income taxes	(62)	302	589
Net disbursements from investment contracts related to policyholder funds – international unit-linked bonds and pension products	—	—	(1,833)
Net decrease in equity securities, trading	—	—	1,835
Net cash provided by (used for) operating activities	682	669	(365)
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	11,465	10,333	19,206
Fixed maturities, fair value option	107	358	322
Equity securities, available-for-sale	586	107	81
Mortgage loans	467	377	355
Partnerships	252	152	127
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(11,755)	(7,385)	(14,532)
Fixed maturities, fair value option	(67)	(217)	(134)
Equity securities, available-for-sale	(535)	(363)	(79)
Mortgage loans	(282)	(146)	(177)
Partnerships	(199)	(104)	(99)
Proceeds from business sold	—	—	745
Net proceeds from derivatives	(167)	(66)	(1,900)
Net decrease in policy loans	(31)	(14)	(7)
Net proceeds from (payments for) short-term investments	1,604	(556)	363
Other investing activities, net	1	34	(20)
Net cash provided by investing activities	1,446	2,510	4,251
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,674	4,567	5,943
Withdrawals and other deductions from investment and universal life-type contracts	(16,972)	(21,810)	(24,473)
Net transfers from separate accounts related to investment and universal life-type contracts	10,987	14,167	16,978
Net increase (decrease) in securities loaned or sold under agreements to repurchase	264	—	(1,615)
Capital contributions to parent	(1,001)	(275)	(1,200)
Fee to recapture affiliate reinsurance	—	—	(347)
Net repayments at maturity or settlement of consumer notes	(33)	(13)	(77)
Net cash used for financing activities	(2,081)	(3,364)	(4,791)
Foreign exchange rate effect on cash	—	(3)	9
Net increase (decrease) in cash	47	(188)	(896)
Cash — beginning of year	258	446	1,342
Cash — end of year	$305	$258	$446
Supplemental Disclosure of Cash Flow Information
Income tax (payments) refunds received	(80)	187	181
Noncash return of capital	—	(4)	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 4 - Reinsurance and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
On December 12, 2013, the Company completed the sale of the issued and outstanding equity of Hartford Life International Limited, a U.K. company ("HLIL"), to Columbia Insurance Company, a Berkshire Hathaway company.
On January 1, 2013, the Company completed the sale of its Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") and on January 2, 2013 the Company completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. These sales were structured as reinsurance transactions.
For further discussion of these transactions, see Note12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC, companies in which the Company directly or indirectly has a controlling financial interest and those variable interest entities (“VIEs”) which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. For further discussions on VIEs, see Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Discontinued Operations
The results of operations of a component of the Company are reported in discontinued operations when certain criteria are met as of the date of disposal, or earlier if classified as held-for-sale. When a component is identified for discontinued operations reporting, amounts for prior periods are retrospectively reclassified as discontinued operations. Prior to January 1, 2015, components were identified as discontinued operations if the operations and cash flows of the component had been or would be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company would not have any significant continuing involvement in the operations of the component after the disposal transaction. For transactions occurring January 1, 2015 or later, under updated guidance issued by the Financial Accounting Standards Board, components are identified as discontinued operations if they are a major part of an entity's operations and financial results such as a separate major line of business or a separate major geographical area of operations regardless of whether the Company has significant continuing involvement in the operations of the component after the disposal transaction. For information on the specific businesses and related impacts, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Future Adoption of New Accounting Standards
Financial Instruments
In January 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with changes in fair value reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (“OCI”) to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in OCI. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholders equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2015, equity securities available-for-sale totaled $178, with no unrealized gains or losses in accumulated OCI. Had the new accounting guidance been in place since the beginning of 2015, the Company would have recognized mark-to-market unrealized losses of $6 after-tax in net income for the year ended December 31, 2015.
Consolidation
The FASB issued updated consolidation guidance. The updates revise existing guidance for when to consolidate VIEs and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective January 1, 2016, and may be applied fully retrospectively or through a cumulative effect adjustment to retained earnings as of the adoption (modified retrospective approach). The Company will adopt the guidance using a modified retrospective approach effective as of January 1, 2016 and in the first quarter of 2016 will increase invested assets and other liabilities by an equal amount of less than $80, with no impact to net income, equity, or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company has not yet determined its method for adoption or estimated the effect of the adoption on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, and institutional and private-placement life insurance businesses. See Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements for further discussion of life and annuity businesses sold. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life and group disability products premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of Accumulated Other Comprehensive Income (Loss) (“AOCI”), after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2015, 2014 and 2013 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities for which the fair value option was elected, and derivatives contracts (both free-standing and embedded) that do not qualify or are not designated as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of derivatives in certain fair-value hedge relationships and their associated hedged asset. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends will be recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2015, 2014 and 2013.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") derivative investments, including transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges
Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment in a Foreign Operation Hedges
Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities
The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the the hedged item.
Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company. The Company entered into two reinsurance transactions upon completion of the sales of its Retirement Plans and Individual Life businesses in 2013. For further discussion of these transactions, see Note 4 - Reinsurance and Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.
For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets such as sales inducement assets ("SIA"). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that timeframe are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2015, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax expense and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC, and SIA amortization models, as well as, the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC, SIA, and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Separate Accounts, Death Benefits and Other Insurance Benefit Features
The Company records the variable account value portion of variable annuity and variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability with changes reported in the same line item in the Consolidated Statements of Operations. The Company earns fees for investment management, certain administrative expenses, and mortality and expense risks assumed which are reported in fee income.
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, or secondary guarantee benefits offered with universal life insurance contracts. GMWBs that represent embedded derivatives are accounted for at fair value. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. For the Company's GMWB products, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. These GMDBs, GMIBs, the life-contingent portion of the GMWBs and the universal life insurance secondary guarantees require an additional liability to be held above the account value liability representing the policyholders' funds. This liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected fees. The liability is accrued as actual fees are earned. The expected present value of benefits and fees are generally derived from a set of stochastic scenarios, that have been calibrated to our RTM separate account returns, and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits, losses and loss adjustment expense. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits and Unpaid Losses and Loss Adjustment Expenses
Liabilities for the Company’s group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. These reserves are computed such that they are expected to meet the Company’s future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company’s reserve levels and related future operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consist of non-variable account values associated with variable annuity and other universal life-type contracts and investment contracts.
Investment contracts consist of institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income (loss). The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.
2. Fair Value Measurements
Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company's Consolidated Financial Statements include fixed maturity and equity securities, AFS; fixed maturities and equity securities, FVO; short-term investments; freestanding and embedded derivatives; certain limited partnerships and other alternative investments; separate account assets and certain other liabilities. The Company's estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3).

Level 1	Unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs, as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present assets and (liabilities) carried at fair value by hierarchy level.

	December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$846	$—	$841	$5
Collateralized debt obligations ("CDOs")	1,408	—	1,078	330
Commercial mortgage-backed securities ("CMBS")	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
States, municipalities and political subdivisions (“Municipal”)	1,132	—	1,083	49
Residential mortgage-backed securities ("RMBS")	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	39,559	505
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$63,267	$2,411
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	December 31, 2014
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$1,171	$—	$1,089	$82
CDOs	1,148	—	788	360
CMBS	1,887	—	1,768	119
Corporate	15,742	—	15,096	646
Foreign government/government agencies	602	—	572	30
Municipal	1,052	—	998	54
RMBS	1,857	—	1,123	734
U.S. Treasuries	1,977	72	1,905	—
Total fixed maturities	25,436	72	23,339	2,025
Fixed maturities, FVO	280	—	196	84
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	514	411	55	48
Derivative assets
Credit derivatives	3	—	5	(2)
Equity derivatives	2	—	—	2
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	123	—	123	—
GMWB hedging instruments	119	—	5	114
Macro hedge program	93	—	—	93
Total derivative assets [2]	339	—	132	207
Short-term investments	2,162	199	1,963	—
Reinsurance recoverable for GMWB	56	—	—	56
Modified coinsurance reinsurance contracts	34	—	34	—
Separate account assets [3]	132,198	91,524	40,096	578
Total assets accounted for at fair value on a recurring basis	$161,030	$92,217	$65,815	$2,998
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(139)	$—	$—	$(139)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(165)	—	—	(165)
Derivative liabilities
Credit derivatives	—	—	1	(1)
Equity derivatives	28	—	25	3
Foreign exchange derivatives	(444)	—	(444)	—
Interest rate derivatives	(409)	—	(382)	(27)
GMWB hedging instruments	55	—	(1)	56
Macro hedge program	48	—	—	48
Total derivative liabilities [4]	(722)	—	(801)	79
Consumer notes [5]	(3)	—	—	(3)
Total liabilities accounted for at fair value on a recurring basis	$(890)	$—	$(801)	$(89)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. As of December 31, 2015 and December 31, 2014, $271 and $399, respectively, of cash collateral liability was netted against the derivative asset value in the Consolidated Balance Sheets and is excluded from the preceding table. See footnote 4 for derivative liabilities.

[3]
Approximately $1.8 billion and $2.5 billion of investment sales receivable, as of December 31, 2015 and 2014, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair market value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law. In the following Level 3 roll forward table in this Note 2, the derivative assets and liabilities are referred to as “freestanding derivatives” and are presented on a net basis.

[5]	Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Techniques, Procedures and Controls
The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters.
The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting, and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.
The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company's operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs; as well as, an analysis of significant changes to current models.
Fixed Maturities, Equity Securities, and Short-term Investments
The fair value of fixed maturities, equity securities, and short-term investments in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most fixed maturities do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.
Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.
The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.
The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of this analysis, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for fixed maturities and 5% for equity securities and trade prices for both debt and equity securities that differ over 3% to the current day’s price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differ from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.
The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.
Derivative Instruments, including Embedded Derivatives within Investments
Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded and OTC-cleared derivatives, or independent broker quotations. Excluding embedded and reinsurance related derivatives, as of December 31, 2015 and 2014, 94% and 95%, respectively, of derivatives, based upon notional values, were priced by valuation models, including discounted cash flow models and option-pricing models that utilize present value techniques, or quoted market prices. The remaining derivatives were priced by broker quotations.
The Derivatives Working Group performs ongoing analyses of the valuations, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Valuation Inputs for Investments
For Level 1 investments, which are comprised of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts, valuations are based on quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.
For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.
A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third party pricing services. These investments include most fixed maturities and preferred stocks, including those reported in separate account assets, as well as derivative instruments.

•
ABS, CDOs, CMBS and RMBS – Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. These estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

•	Corporates, including investment grade private placements – Primary inputs also include observations of credit default swap curves related to the issuer.

•	Foreign government/government agencies—Primary inputs also include observations of credit default swap curves related to the issuer and political events in emerging market economies.

•	Municipals – Primary inputs also include Municipal Securities Rulemaking Board reported trades and material event notices, and issuer financial statements.

•	Short-term investments – Primary inputs also include material event notices and new issue money market rates.

•	Credit derivatives – Primary inputs include the swap yield curve and credit default swap curves.

•	Foreign exchange derivatives – Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

•	Interest rate derivatives – Primary input is the swap yield curve.

•	Equity derivatives – Primary inputs include equity index levels.

Level 3
Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in the preceding noted Level 2 measurements, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding noted Level 1 and Level 2 measurements; but also include equity and interest rate volatility and swap yield curves beyond observable limits, and commodity price curves. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations.

Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $711 and $1.4 billion, for the years ended December 31, 2015 and 2014, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2015 and 2014, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2015 and 2014, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Value
The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on broker quotations.

	As of December 31, 2015
Securities				Unobservable Inputs
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [3]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [4]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

	As of December 31, 2014
CMBS	$119	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	46bps	2,475bps	284bps	Decrease
Corporate [3]	324	Discounted cash flows	Spread	123bps	765bps	267bps	Decrease
Municipal [3]	32	Discounted cash flows	Spread	212bps	212bps	212bps	Decrease
RMBS	734	Discounted cash flows	Spread	23bps	1,904bps	141bps	Decrease
			Constant prepayment rate	—%	7%	3%	Decrease [4]
			Constant default rate	1%	14%	7%	Decrease
			Loss severity	—%	100%	78%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the preceding table.

[3]	Level 3 CMBS, corporate and municipal securities excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

[4]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	As of December 31, 2015
Freestanding Derivatives				Unobservable Inputs
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options [2]	179	Option model	Equity volatility	14%	28%	Increase

	As of December 31, 2014
Interest rate derivatives
Interest rate swaps	(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
Interest rate swaptions	2	Option Model	Interest rate volatility	1%	1%	Increase
GMWB hedging instruments
Equity options	46	Option model	Equity volatility	22%	34%	Increase
Customized swaps	124	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	141	Option model	Equity volatility	27%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs, index options and corporate. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended, December 31, 2015, no significant adjustments were made by the Company to broker prices received.

Product Derivatives
The Company formerly offered and subsequently reinsured certain variable annuity products with GMWB riders. Also, through reinsurance from HLIKK, the Company formerly assumed GMWB, GMIB and guaranteed minimum accumulation benefit ("GMAB") riders. Concurrent with the sale of HLIKK, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK is responsible for all liabilities of the recaptured business. For further discussion on the sale, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The GMWB provides the policyholder with a GRB which is generally equal to premiums less withdrawals.  If the policyholder’s account value is reduced a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. Certain contract provisions can increase the GRB at contract holder election or after the passage of time. The GMWB represents an embedded derivative in the variable annuity contract. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses. The Company’s GMWB liability is carried at fair value and reported in other policyholder funds. The notional value of the embedded derivative is the GRB.
In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the “Attributed Fees”). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract reported in fee income.
Effective April 1, 2014, HLAI, terminated its reinsurance agreement with an affiliated captive reinsurer and recaptured all reinsurance risks. For further information regarding this reinsurance agreement, see Note 10 -Transactions with Affiliates of Notes to Consolidated Financial Statements.
GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
The fair value of the GMWB reinsurance derivative is calculated as an aggregation of the components described in the Living Benefits Required to be Fair Valued discussion below and is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability, such as lapses, fund selection, resets and withdrawal utilization and risk margins.
Living Benefits Required to be Fair Valued (in Other Policyholder Funds and Benefits Payable)
Fair values for GMWBs classified as embedded derivatives are calculated using the income approach based upon internally developed models because active, observable markets do not exist for those items. The fair value of these GMWBs and the related reinsurance and customized freestanding derivatives are calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer to or receive from market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. The fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods’ net income. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. Oversight of the Company’s valuation policies and processes for product and GMWB reinsurance derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company’s valuation model as well as associated controls.
Best Estimate Claims Costs
The Best Estimate Claims Costs is calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involves numerous estimates and subjective judgments regarding a number of variables. These variables include expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, and assumptions about policyholder behavior which emerge over time.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

At each valuation date, the Company assumes expected returns based on:

•	risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates;

•	market implied volatility assumptions for each underlying index based primarily on a blend of observed market “implied volatility” data;

•	correlations of historical returns across underlying well known market indices based on actual observed returns over the ten years preceding the valuation date; and

•	three years of history for fund regression.
On a daily basis, the Company updates capital market assumptions used in the GMWB liability model such as interest rates, equity indices and the blend of implied equity index volatilities. The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated, as appropriate, in conjunction with the completion of the Company’s annual comprehensive study to refine its estimate of future gross profits.
Credit Standing Adjustment
This assumption makes an adjustment that market participants would make, in determining fair value, to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability. For the years ended December 31, 2015, 2014 and 2013, the credit standing adjustment assumption, net of reinsurance and exclusive of the impact of the credit standing adjustment on other market sensitivities, resulted in pre-tax realized gains (losses) of $(2), $41 and $492, respectively. As of December 31, 2015 and 2014, the credit standing adjustment was $0 and $1, respectively.
Margins
The behavior risk margin adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for total pre-tax realized gains (losses) of $(42), $31 and $28 for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014 the behavior risk margin was $45 and $74, respectively.
In addition to the non-market-based updates described above, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices resulting in before-tax realized gains (losses) of approximately $(18), $(5) and $11 for the years ended December 31, 2015, 2014 and 2013, respectively.
The following table provides quantitative information about the significant unobservable inputs and is applicable to all of the GMWB embedded derivative and the GMWB reinsurance derivative for the years ended December 31, 2015 and 2014.

	Unobservable Inputs
Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Generally a change in withdrawal utilization assumptions would be accompanied by a directionally opposite change in lapse rate assumptions, as the behavior of policyholders that utilize GMWB riders is typically different from policyholders that do not utilize these riders.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. Separate account assets classified as Level 3 primarily include limited partnerships in which fair value represents the separate account’s share of the fair value of the equity in the investment (“net asset value”) and are classified in level 3 based on the Company’s ability to redeem its investment.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
The following tables provide fair value roll forwards for the year ended December 31, 2015, for financial instruments classified as Level 3.

	Fixed Maturities, AFS								Fixed Maturities, FVO
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS
Fair value as of January 1, 2015	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	(1)	—	(18)	—	—	(2)	(21)	(5)
Included in OCI [3]	(2)	3	(5)	(38)	(3)	(5)	(2)	(52)	1
Purchases	22	—	18	45	5	—	154	244	6
Settlements	—	(26)	(36)	(21)	(3)	—	(126)	(212)	(23)
Sales	(6)	—	(3)	(43)	(15)	—	(127)	(194)	(50)
Transfers into Level 3 [4]	1	—	4	99	3	—	16	123	—
Transfers out of Level 3 [4]	(92)	(6)	(35)	(136)	—	—	(19)	(288)	(11)
Fair value as of December 31, 2015	$5	$330	$62	$534	$17	$49	$628	$1,625	$2
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$—	$(1)	$(1)	$(17)	$—	$—	$(3)	$(22)	$(3)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities AFS	Credit	Commodity	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Total Free- Standing Derivatives [5]
Fair value as of January 1, 2015	$48	$(3)	$—	$5	$(27)	$170	$141	$286
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(5)	1	(3)	5	(1)	(16)	(41)	(55)
Included in OCI [3]	1	—		—	—	—	—	—
Purchases	11	(8)		—	—	—	47	39
Settlements	(1)	—	(3)	(10)	(1)	(19)	—	(33)
Sales	(13)	—		—	—	—	—	—
Transfers into Level 3 [4]	—	—	6	—	—	—	—	6
Transfers out of Level 3 [4]	(3)	10		—	—	—	—	10
Fair value as of December 31, 2015	$38	$—	$—	$—	$(29)	$135	$147	$253
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(5)	$—	$—	$—	$—	$(5)	$(34)	$(39)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2015	$56	$578
Total realized/unrealized gains (losses)
Included in net income [1] [2]	9	12
Included in OCI [3]	—	(5)
Purchases	—	394
Settlements	18	(19)
Sales	—	(265)
Transfers into Level 3 [4]	—	12
Transfers out of Level 3 [4]	—	(202)
Fair value as of December 31, 2015	$83	$505
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$9	$11

	Other Policyholder Funds and Benefits Payable
Liabilities	Guaranteed Withdrawal Benefits [7]	Equity Linked Notes	Consumer Notes
Fair value as of January 1, 2015	$(139)	$(26)	$(3)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(59)	—	3
Settlements	(64)	—	—
Fair value as of December 31, 2015	$(262)	$(26)	$—
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(59)	$—	$3
The tables below provide a fair value roll forward for the year ended December 31, 2014, for the Level 3 financial instruments.

	Fixed Maturities, AFS
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS	Fixed Maturities, FVO
Fair value as of January 1, 2014	$108	$428	$360	$790	$38	$49	$798	$2,571	$178
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	11	6	(10)	(1)	—	11	17	17
Included in OCI [3]	2	(7)	(6)	16	5	6	4	20	—
Purchases	32	6	26	62	6	—	230	362	14
Settlements	(1)	(44)	(175)	(36)	(4)	—	(127)	(387)	(121)
Sales	(11)	(21)	(34)	(96)	(14)	(1)	(150)	(327)	(4)
Transfers into Level 3 [4]	71	48	7	146	—	—	—	272	—
Transfers out of Level 3 [4]	(119)	(61)	(65)	(226)	—	—	(32)	(503)	—
Fair value as of December 31, 2014	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$—	$—	$(2)	$(4)	$(2)	$—	$(1)	$(9)	$14

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities, AFS	Credit	Foreign Exchange Contracts	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Intl. Program Hedging	Total Free-Standing Derivatives [5]
Fair value as of January 1, 2014	$51	$2	$—	$2	$(24)	$146	$139	$(61)	$204
Total realized/unrealized gains (losses)
Included in net income [1] [2]	4	(2)	2	3	(5)	13	(12)	24	23
Included in OCI [3]	1	—	—	—	—	—	—	—	—
Purchases	6	(2)	—	—	4	4	14	9	29
Settlements	—	—	—	—	—	7	—	(5)	2
Sales	(14)	—	—	—	—	—	—	—	—
Transfers into Level 3 [4]	—	—	(2)	—	—	—	—	—	(2)
Transfers out of Level 3 [4]	—	(1)	—	—	(2)	—	—	33	30
Fair value as of December 31, 2014	$48	$(3)	$—	$5	$(27)	$170	$141	$—	$286
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$(1)	$(3)	$—	$—	$(5)	$1	$(11)	$17	$(1)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2014	$(465)	$737
Total realized/unrealized gains (losses)
Included in net income [1] [2]	441	13
Purchases	—	339
Settlements	80	(3)
Sales	—	(201)
Transfers into Level 3 [4]	—	37
Transfers out of Level 3 [4]	—	(344)
Fair value as of December 31, 2014	$56	$578
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$441	$8

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	Other Policyholder Funds and Benefits Payable [1]
Liabilities	Guaranteed Living Benefits [6]	Equity Linked Notes	Total Other Policyholder Funds and Benefits Payable	Consumer Notes
Fair value as of January 1, 2014	$(576)	$(18)	$(594)	$(2)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	577	(8)	569	(1)
Settlements	(140)	—	(140)	—
Fair value as of December 31, 2014	$(139)	$(26)	$(165)	$(3)
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$167	$(8)	$159	$(1)

[1]
The Company classifies gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheet in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

[7]
Settlements of other liabilities reflect the removal of liabilities carried at fair value upon the deconsolidation of a variable interest entity. See Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements for additional information.

Fair Value Option
FVO investments include certain securities that contain embedded credit derivatives with underlying credit risk primarily related to residential and commercial real estate, for which the company has elected the fair value option. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within the Fixed Maturities, FVO line on the Consolidated Balance Sheets. The Company reports these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.
The following table presents the changes in fair value of those assets and liabilities accounted for using the fair value option reported in net realized capital gains and losses in the Company's Consolidated Statements of Operations.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
CDOs	$1	$21
Corporate	(3)	(3)
Foreign government	2	16
Total fixed maturities, FVO	$—	$34
Equity, FVO	(12)	(2)
Total realized capital gains (losses)	$(12)	$32

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents the fair value of assets and liabilities accounted for using the fair value option included in the Company's Consolidated Balance Sheets.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
ABS	$4	$13
CDOs	1	67
CMBS	6	15
Corporate	31	96
Foreign government	1	3
Municipals	—	2
RMBS	119	82
U.S. Government	3	2
Total fixed maturities, FVO	$165	$280
Equity, FVO [1]	$281	$248

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
The following table presents carrying amounts and fair values of the Company's financial instruments not carried at fair value.

		December 31, 2015		December 31, 2014
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,446	$1,446	$1,430	$1,430
Mortgage loans	Level 3	2,918	2,995	3,109	3,280
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,611	6,802	7,134	7,353
Consumer notes [2] [3]	Level 3	38	38	68	68
Assumed investment contracts [3]	Level 3	619	682	763	851

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in disclosures above.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans. During the second quarter of 2014, the Company changed the valuation technique used to estimate the fair value of policy loans, which previously was estimated by utilizing discounted cash flow calculations, using U.S. Treasury interest rates, based on the loan durations.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, were estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.
3. Investments and Derivative Instruments
Net Investment Income

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Fixed maturities [1]	$1,095	$1,113	$1,253
Equity securities	7	14	8
Mortgage loans	152	156	172
Policy loans	82	80	82
Limited partnerships and other alternative investments	97	141	119
Other investments [2]	82	111	125
Investment expenses	(59)	(72)	(76)
Total net investment income	$1,456	$1,543	$1,683

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Gross gains on sales [1]	$239	$264	$2,196
Gross losses on sales	(211)	(235)	(700)
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Valuation allowances on mortgage loans	(4)	(4)	(1)
Japanese fixed annuity contract hedges, net [2]	—	(14)	6
Periodic net coupon settlements on credit derivatives	6	11	(3)
Results of variable annuity hedge program
GMWB derivatives, net	(87)	5	262
Macro hedge program	(46)	(11)	(234)
Total U.S. program	(133)	(6)	28
International Program [3]	—	(126)	(963)
Total results of variable annuity hedge program	(133)	(132)	(935)
GMIB/GMAB/GMWB reinsurance	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Other, net [4]	(28)	(258)	106
Net realized capital gains (losses), before-tax	$(146)	$577	$326

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses in the year ended December 31, 2013.

[2]
For the years ended December 31, 2014 and 2013, includes the transactional foreign currency re-valuation gains (losses) of $(51) and $324, respectively, related to the Japan fixed annuity product, as well as the change in value related to the derivative hedging instruments and the Japan government FVO securities of $37, and $(318), respectively.

[3]	Includes $(2) and $(55) of transactional foreign currency re-valuation losses for the years ended December 31, 2014 and 2013, respectively.

[4]
Other, net gains and losses include transactional foreign currency revaluation gains (losses) on the yen denominated fixed payout annuity liabilities and gains (losses) on non-qualifying derivatives used to hedge the foreign currency exposure of the liabilities. Gains (losses) from transactional foreign currency revaluation of the reinsured liabilities were $4, $116, and $250, respectively, for the years ended December 31, 2015, 2014 and 2013. Gains (losses) on the instruments used to hedge the foreign currency exposure on the reinsured fixed payout annuities were $(21), $(148), and $(268), respectively, for the years ended December 31, 2015, 2014 and 2013. Includes $71 of gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013 as well as changes in value of non-qualifying derivatives. Also includes for the year ended December 31, 2014 a loss of $(213) related to the recapture of the GMIB/GMAB/GMWB reinsurance contracts, which is offset by gains on the termination of the embedded derivative reflected in the GMIB/GMAB/GMWB reinsurance line.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(27), $1 and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Sales of Available-for-Sale Securities

	For the years ended December 31,
	2015	2014	2013
Fixed maturities, AFS
Sale proceeds	$9,454	$9,084	$19,190
Gross gains [1]	195	210	1,867
Gross losses	(161)	(183)	(421)
Equity securities, AFS
Sale proceeds	$586	$107	$81
Gross gains	26	9	254
Gross losses	(26)	(6)	(263)

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013.
Sales of AFS securities in 2015 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company deems bonds and certain equity securities with debt-like characteristics (collectively “debt securities”) to be other-than-temporarily impaired (“impaired”) if a security meets the following conditions: a) the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value ("intent-to-sell"), or b) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment, which typically includes current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. The Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary.
The Company’s evaluation of whether a credit impairment exists for debt securities includes but is not limited to, the following factors: (a) changes in the financial condition of the security’s underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) changes in the financial condition, credit rating and near-term prospects of the issuer, (d) the extent to which the fair value has been less than the amortized cost of the security and (e) the payment structure of the security. The Company’s best estimate of expected future cash flows used to determine the credit loss amount is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, and loan-to-value ("LTV") ratios. In addition, for structured securities, the Company considers factors including, but not limited to, average cumulative collateral loss rates that vary by vintage year, commercial and residential property value declines that vary by property type and location and commercial real estate delinquency levels. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

For equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading unless approved by investment and accounting professionals. The investment and accounting professionals will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer’s financial condition, security price declines, a change in regulatory requirements or a major business combination or major disposition.
The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.
The following table presents the Company's impairments by impairment type.

	For the years ended December 31,
	2015	2014	2013
Intent-to-sell impairments	$24	$11	$18
Credit impairments	23	16	18
Impairments on equity securities	14	1	9
Other impairments	—	1	—
Total impairments	$61	$29	$45
The following table presents a roll-forward of the Company’s cumulative credit impairments on fixed maturities held.

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Balance, beginning of period	$(296)	$(410)	$(813)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(11)	(7)	(14)
Securities previously impaired	(12)	(9)	(4)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	58	111	403
Securities the Company made the decision to sell or more likely than not will be required to sell	1	—	1
Securities due to an increase in expected cash flows	49	19	$17
Balance as of end of period	$(211)	$(296)	$(410)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Available-for-Sale Securities
The following table presents the Company’s AFS securities by type.

	December 31, 2015					December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$864	$16	$(34)	$846	$—	$1,181	$20	$(30)	$1,171	$—
CDOs [2]	1,354	67	(11)	1,408	—	1,083	84	(20)	1,148	—
CMBS	1,936	52	(24)	1,964	(3)	1,797	97	(7)	1,887	(3)
Corporate	14,425	975	(225)	15,175	(3)	14,166	1,685	(109)	15,742	(3)
Foreign govt./govt. agencies	328	14	(11)	331	—	576	35	(9)	602	—
Municipal	1,057	80	(5)	1,132	—	935	118	(1)	1,052	—
RMBS	1,468	43	(8)	1,503	—	1,805	64	(12)	1,857	—
U.S. Treasuries	2,127	184	(13)	2,298	—	1,717	261	(1)	1,977	—
Total fixed maturities, AFS	23,559	1,431	(331)	24,657	(6)	23,260	2,364	(189)	25,436	(6)
Equity securities, AFS [3]	178	11	(11)	178	—	275	10	(19)	266	—
Total AFS securities	$23,737	$1,442	$(342)	$24,835	$(6)	$23,535	$2,374	$(208)	$25,702	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2015 and 2014.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015, and $250 and $248 as of December 31, 2014.
The following table presents the Company’s fixed maturities, AFS, by contractual maturity year.

	December 31, 2015		December 31, 2014
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$953	$974	$1,031	$1,043
Over one year through five years	4,973	5,075	4,902	5,168
Over five years through ten years	3,650	3,714	3,345	3,501
Over ten years	8,361	9,173	8,116	9,661
Subtotal	17,937	18,936	17,394	19,373
Mortgage-backed and asset-backed securities	5,622	5,721	5,866	6,063
Total fixed maturities, AFS	$23,559	$24,657	$23,260	$25,436
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government securities as of December 31, 2015 or 2014. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp. which each comprised less than 1% of total invested assets. As of December 31, 2014, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the HSBC Holdings PLC, Verizon Communication Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2015, were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2014 were financial services, utilities, and consumer non-cyclical which comprised approximately 9%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
The following tables present the Company’s unrealized loss aging for AFS securities by type and length of time the security was in a continuous unrealized loss position.

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	December 31, 2014
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$368	$367	$(1)	$340	$311	$(29)	$708	$678	$(30)
CDOs [1]	123	122	(1)	771	753	(19)	894	875	(20)
CMBS	109	108	(1)	194	188	(6)	303	296	(7)
Corporate	1,542	1,491	(51)	661	603	(58)	2,203	2,094	(109)
Foreign govt./govt. agencies	145	140	(5)	68	64	(4)	213	204	(9)
Municipal	14	14	—	13	12	(1)	27	26	(1)
RMBS	148	147	(1)	229	218	(11)	377	365	(12)
U.S. Treasuries	184	184	—	18	17	(1)	202	201	(1)
Total fixed maturities, AFS	2,633	2,573	(60)	2,294	2,166	(129)	4,927	4,739	(189)
Equity securities, AFS [2]	81	75	(6)	92	79	(13)	173	154	(19)
Total securities in an unrealized loss position	$2,714	$2,648	$(66)	$2,386	$2,245	$(142)	$5,100	$4,893	$(208)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2015 and 2014, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.

As of December 31, 2015, AFS securities in an unrealized loss position consisted of 2,814 securities, primarily in the corporate sector, as well as commercial and residential real estate and student loan ABS, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2015, 92% of these securities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2015 was primarily attributable to wider credit spreads and an increase in interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors, as well as structured securities with exposure to commercial and residential real estate. Student loan ABS and corporate financial services securities were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a decline in oil prices. For certain commercial and residential real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
The Company’s security monitoring process reviews mortgage loans on a quarterly basis to identify potential credit losses. Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historic, current and projected delinquency rates and property values. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate, (b) the loan’s observable market price or, most frequently, (c) the fair value of the collateral. A valuation allowance has been established for either individual loans or as a projected loss contingency for loans with an LTV ratio of 90% or greater and after consideration of other credit quality factors, including DSCR. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the loans continue to perform under the original or restructured terms. Interest income ceases to accrue for loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. Loans may resume accrual status when it is determined that sufficient collateral exists to satisfy the full amount of the loan and interest payments, as well as when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

	December 31, 2015			December 31, 2014
	Amortized Cost [1]	Valuation Allowance	Carrying Value	Amortized Cost [1]	Valuation Allowance	Carrying Value
Total commercial mortgage loans	$2,937	$(19)	$2,918	$3,124	$(15)	$3,109

[1]	Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2015 and 2014, the carrying value of mortgage loans associated with the valuation allowance was $39 and $49, respectively. There were no mortgage loans held-for-sale as of December 31, 2015, or December 31, 2014. As of December 31, 2015, loans within the Company’s mortgage loan portfolio that have had extensions or restructurings other than what is allowable under the original terms of the contract are immaterial.
The following table presents the activity within the Company’s valuation allowance for mortgage loans. These loans have been evaluated both individually and collectively for impairment. Loans evaluated collectively for impairment are immaterial.

	For the years ended December 31,
	2015	2014	2013
Balance as of January 1	$(15)	$(12)	$(14)
(Additions)/Reversals	(4)	(4)	(2)
Deductions	—	1	4
Balance as of December 31	$(19)	$(15)	$(12)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 54% as of December 31, 2015, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan values are updated no less than annually through property level reviews of the portfolio. Factors considered in the property valuation include, but are not limited to, actual and expected property cash flows, geographic market data and capitalization rates. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.45x as of December 31, 2015. As of December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. As of December 31, 2014, the Company held no delinquent commercial mortgage loans past due by 90 days or more.
The following table presents the carrying value of the Company’s commercial mortgage loans by LTV and DSCR.

Commercial Mortgage Loans Credit Quality
	December 31, 2015		December 31, 2014
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$15	0.91x	$21	1.14x
65% - 80%	280	1.78x	452	1.71x
Less than 65%	2,623	2.54x	2,636	2.49x
Total commercial mortgage loans	$2,918	2.45x	$3,109	2.36x
The following tables present the carrying value of the Company’s mortgage loans by region and property type.

Mortgage Loans by Region
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$66	2.3%	$64	2.1%
East South Central	14	0.5%	—	—%
Middle Atlantic	210	7.2%	272	8.7%
Mountain	4	0.1%	35	1.1%
New England	163	5.6%	146	4.7%
Pacific	933	32.0%	905	29.1%
South Atlantic	579	19.8%	532	17.1%
West North Central	1	—%	15	0.5%
West South Central	125	4.3%	125	4.0%
Other [1]	823	28.2%	1,015	32.7%
Total mortgage loans	$2,918	100%	$3,109	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.5%	$22	0.7%
Industrial	829	28.4%	989	31.8%
Lodging	26	0.9%	26	0.8%
Multifamily	557	19.1%	522	16.8%
Office	729	25.0%	723	23.3%
Retail	650	22.3%	713	22.9%
Other	111	3.8%	114	3.7%
Total mortgage loans	$2,918	100%	$3,109	100%

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Variable Interest Entities
The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral or investment manager and as an investor through normal investment activities, as well as a means of accessing capital through a contingent capital facility ("the facility"). For further information on the facility, see Note 7 - Debt of Notes to Consolidated Financial Statements.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.
Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment.

	December 31, 2015			December 31, 2014
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$52	$11	$42	$154	$20	$138
Limited partnerships and other alternative investments	2	1	1	3	2	1
Total	$54	$12	$43	$157	$22	$139

[1]	Included in other liabilities in the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS in the Company's Consolidated Balance Sheets.
Investment funds represent fixed income funds for which the Company has management and control of investments which is the activity that most significantly impacts its economic performance. The decline in investments funds is due to redemptions paid by one of the funds. Limited partnerships represent one hedge fund of funds for which the Company holds a majority interest in the fund as an investment.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs for which the Company is not the manager which are included in ABS, CDOs, CMBS and RMBS in the AFS security table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company participates in securities lending programs to generate additional income. Through these programs, certain fixed maturities within the corporate, foreign government/government agencies, and equity securities are loaned from the Company’s portfolio to qualifying third-party borrowers in return for collateral in the form of cash or securities. Borrowers of these securities provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan for domestic and non-domestic securities, respectively. The borrower will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default, and is not reflected on the Company’s consolidated balance sheets. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities transferred. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively. The Company had no securities on loan as of December 31, 2014.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of ninety days or less.
As part of repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements contain contractual provisions that require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities. Repurchase agreements include master netting provisions that provide the counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2015, the Company reported in fixed maturities, AFS and cash on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2015. The Company had no outstanding repurchase agreements or dollar roll transactions as of December 31, 2014.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2015 and 2014 the fair value of securities on deposit was approximately $14 and $14, respectively.
Refer to Derivative Collateral Arrangements section of this note for disclosure of collateral in support of derivative transactions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2015 is limited to the total carrying value of $1.2 billion. In addition, the Company has outstanding commitments totaling approximately $299, to fund limited partnership and other alternative investments as of December 31, 2015. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2015, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $82.2 billion and $72.0 billion as of December 31, 2015 and 2014, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $14.0 billion and $9.0 billion as of December 31, 2015 and 2014, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.8 billion, $3.5 billion and $1.8 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) of the limited partnerships in which the Company invested totaled $5.2 billion, $8.7 billion, and $7.1 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. As of, and for the period ended, December 31, 2015, the aggregated summarized financial data reflects the latest available financial information.
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or may contain features that are deemed to be embedded derivative instruments, such as the GMWB rider included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Certain derivatives the Company enters into satisfy the hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedge relationships include interest rate swaps and, to a lesser extent. foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company may use interest rate swaps, swaptions, and futures to manage duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2015 and 2014 the notional amount of interest rate swaps in offsetting relationships was $4.6 billion and $4.5 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. During 2015, the Company entered into foreign currency forwards to hedge non-U.S. dollar denominated cash and equity securities.
Fixed Payout Annuity Hedge
The Company reinsures certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into total return swaps to hedge equity risk of specific common stock investments which are accounted for using the fair value option in order to align the accounting treatment within net realized capital gains (losses). The Company may also use equity index options to hedge the impact of an adverse equity market environment on the investment portfolio. In addition, the Company formerly offered certain equity indexed products, a portion of which contain embedded derivatives that require bifurcation. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
During 2015, the Company purchased for $11 put option contracts on West Texas Intermediate oil futures with a strike of $35 dollars per barrel in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities and therefore, these options were terminated in December 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB amount.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company utilizes derivatives (“GMWB hedging instruments”) as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Customized swaps	$5,877	$7,041	$131	$124
Equity swaps, options, and futures	1,362	3,761	2	39
Interest rate swaps and futures	3,740	3,640	25	11
Total	$10,979	$14,442	$158	$174
Macro Hedge Program
The Company utilizes equity options, swaps, futures, and foreign currency options to partially hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from the guaranteed minimum death benefit ("GMDB") and GMWB obligations. The following table presents notional and fair value for the macro hedge program.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Equity options and swaps	$4,548	$5,983	$147	$141
Foreign currency options	—	400	—	—
Total	$4,548	$6,383	$147	$141
Modified Coinsurance Reinsurance Contracts
As of December 31, 2015 and 2014, the Company had approximately $895 and $1.0 billion, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value due to interest rate and credit risks of these assets. The notional amount of the embedded derivative reinsurance contracts are the invested assets that are carried at fair value supporting the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Derivative Balance Sheet Classification
The following table summarizes the balance sheet classification of the Company’s derivative related net fair value amounts as well as the gross asset and liability fair value amounts. For reporting purposes, the Company has elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Cash flow hedges
Interest rate swaps	$1,766	$2,242	$38	$37	$38	$37	$—	$—
Foreign currency swaps	143	143	(19)	(19)	7	3	(26)	(22)
Total cash flow hedges	1,909	2,385	19	18	45	40	(26)	(22)
Fair value hedges
Interest rate swaps	23	32	—	—	—	—	—	—
Total fair value hedges	23	32	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	4,710	4,857	(415)	(323)	285	385	(700)	(708)
Foreign exchange contracts
Foreign currency swaps and forwards	386	60	4	—	4	—	—	—
Fixed payout annuity hedge	1,063	1,319	(357)	(427)	—	—	(357)	(427)
Credit contracts
Credit derivatives that purchase credit protection	249	276	10	(1)	12	4	(2)	(5)
Credit derivatives that assume credit risk [1]	1,435	946	(10)	7	5	11	(15)	(4)
Credit derivatives in offsetting positions	1,435	2,175	(1)	(1)	17	21	(18)	(22)
Equity contracts
Equity index swaps and options	404	422	15	1	41	30	(26)	(29)
Variable annuity hedge program
GMWB product derivatives [2]	15,099	17,908	(262)	(139)	—	—	(262)	(139)
GMWB reinsurance contracts	3,106	3,659	83	56	83	56	—	—
GMWB hedging instruments	10,979	14,442	158	174	264	289	(106)	(115)
Macro hedge program	4,548	6,383	147	141	179	180	(32)	(39)
Other
Modified coinsurance reinsurance contracts	895	974	79	34	79	34	—	—
Total non-qualifying strategies	44,309	53,421	(549)	(478)	969	1,010	(1,518)	(1,488)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)
Balance Sheet Location
Fixed maturities, available-for-sale	$184	$186	$(1)	$1	$—	$1	$(1)	$—
Other investments	11,837	13,588	250	339	360	478	(110)	(139)
Other liabilities	15,071	19,473	(653)	(725)	492	481	(1,145)	(1,206)
Reinsurance recoverables	4,000	4,633	162	90	162	90	—	—
Other policyholder funds and benefits payable	15,149	17,958	(288)	(165)	—	—	(288)	(165)
Total derivatives	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Change in Notional Amount
The net decrease in notional amount of derivatives since December 31, 2014 was primarily due to the following:

•
The decline in notional amount related to the GMWB hedging instruments and the macro hedge program was primarily driven by portfolio re-positioning, a decline in equity markets, and the expiration of certain options. The decline in the GMWB product related notional amount was primarily driven by policyholder lapses and partial withdrawals.

•	The decline in notional amount associated with interest rate derivatives was primarily driven by maturities of the derivatives.

•
These declines were partially offset by an increase in notional amount related to credit derivatives that assume credit risk as a means to earn credit spread while re-balancing within certain fixed maturity sectors.

•
Additional increases in notional related to foreign currency swaps and forwards were primarily driven by the purchase of foreign currency forwards to hedge Japanese yen-denominated cash and equity securities.

Change in Fair Value
The net decrease in the total fair value of derivative instruments since December 31, 2014 was primarily related to the following:

•
The decrease in fair value related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

•	The decrease in fair value of non-qualifying interest rate derivatives was primarily due to an increase in interest rates.

•	The increase in fair value of fixed payout annuity hedges was primarily driven by the maturity of a currency swap, partially offset by an increase in interest rates.

•
The increase in the fair value associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.
As of December 31, 2015

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$852	$692	$250	$(90)	$99	$61

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,255)	$(499)	$(653)	$(103)	$(753)	$(3)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$959	$801	$339	$(181)	$83	$75

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,345)	$(574)	$(722)	$(49)	$(900)	$129

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other assets in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivatives instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2015	2014	2013	2015	2014	2013
Interest rate swaps	$3	$34	$(158)	$—	$2	$(2)
Foreign currency swaps	—	(10)	12	—	—	—
Total	$3	$24	$(146)	$—	$2	$(2)

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2015	2014	2013
Interest rate swaps	Net realized capital gains (losses)	$(1)	$(1)	$70
Interest rate swaps	Net investment income (loss)	33	50	57
Foreign currency swaps	Net realized capital gains (losses)	(9)	(13)	4
Total		$23	$36	$131
As of December 31, 2015, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $21. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

During the years ended December 31, 2015, 2014, and 2013, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The Company recognized in income gains (losses) representing the ineffective portion of fair value hedges as follows:

Derivatives in Fair Value Hedging Relationships
	Gain (Loss) Recognized in Income [1]
	2015		2014		2013
	Derivative	Hedged Item	Derivative	Hedged Item	Derivative	Hedged Item
Interest rate swaps
Net realized capital gains (losses)	$—	$—	$(2)	$4	$27	$(24)
Foreign currency swaps
Net realized capital gains (losses)	—	—	—	—	1	(1)
Benefits, losses and loss adjustment expenses	—	—	—	—	(2)	2
Total	$—	$—	$(2)	$4	$26	$(23)

[1]
The amounts presented do not include the periodic net coupon settlements of the derivative or the coupon income (expense) related to the hedged item. The net of the amounts presented represents the ineffective portion of the hedge.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2015	2014	2013
Interest rate contracts
Interest rate swaps, caps, floors, and forwards	$(7)	$(6)	$(5)
Foreign exchange contracts
Foreign currency swaps and forwards	5	4	4
Fixed payout annuity hedge [1]	(21)	(148)	(268)
Japanese fixed annuity hedging instruments [2]	—	22	(207)
Credit contracts
Credit derivatives that purchase credit protection	3	(6)	(20)
Credit derivatives that assume credit risk	(4)	10	46
Equity contracts
Equity index swaps and options	19	7	(22)
Commodity contracts
Commodity options	(5)	—	—
Variable annuity hedge program
GMWB product derivatives	(59)	(2)	1,306
GMWB reinsurance contracts	17	4	(192)
GMWB hedging instruments	(45)	3	(852)
Macro hedge program	(46)	(11)	(234)
International program hedging instruments	—	(126)	(963)
Other
GMAB, GMWB, and GMIB reinsurance contracts	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Derivatives formerly associated with Japan [3]	—	(2)	—
Total [4]	$(97)	$723	$(1,705)

[1]
The associated liability is adjusted for changes in spot rates through realized capital gains and was $4, $116 and $250 for the years ended December 31, 2015, 2014 and 2013, respectively, which is not presented in this table.

[2]	The associated liability is adjusted for changes in spot rates through realized capital gains and losses and was $(51) and $324 for the years ended December 31, 2014, and 2013, respectively.

[3]	These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.

[4]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

For the year ended December 31, 2015 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net loss related to the yen denominated fixed payout annuity hedge was primarily driven by a decline in long term interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•
The net gain related to equity derivatives was primarily driven by a total return swap used to hedge equity securities that increased due to a decline in Japanese equity markets since inception. An offsetting change in value was recorded on the equity securities since the Company has elected the fair value option in order to align the accounting with the derivative, resulting in changes in value on both the equity securities and the derivative recorded in net realized capital gains and losses. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

•
The net loss related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

•	The net loss on the macro hedge program was primarily due to time decay on options.

•
The gain associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates. The assets remain on the Company's books and the Company recorded an offsetting gain in AOCI as a result of the increase in market value of the bonds.

In addition, for the years ended December 31, 2015 and 2014, the Company recognized gains of $2 and $12, respectively, due to cash recovered on derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc. The derivative receivables were the result of the contractual collateral threshold amounts and open collateral calls prior to the bankruptcy filing as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing. For the year ended December 31, 2013, there were no recognized gains due to derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc.
For the year ended December 31, 2014 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net gain on the GMIB, GMAB, and GMWB reinsurance contracts was driven by the sale of HLIKK and concurrent recapture of the associated risks by HLIKK. For further discussion on the sale, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to the Consolidated Financial Statements.

•
The net gain on the coinsurance and modified coinsurance reinsurance contracts was primarily due to the termination of a certain reinsurance contract, which was with an affiliated captive reinsurer and was accounted for as an embedded derivative. For a discussion related to the reinsurance agreement and the termination, refer to Note 4 - Reinsurance, and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net losses related to the yen denominated fixed payout annuity hedge were driven by a decline is interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•	The net losses related to the international program hedging instruments was primarily driven by an improvement in global equity markets and declines in volatility levels and interest rates.
For the year ended December 31, 2013 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily due to the following:

•	The net loss associated with the international program hedging instruments was primarily driven by an improvement in global equity markets and depreciation of the Japanese yen in relation to the euro.

•
The net gain related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by revaluing the liability for living benefits resulting from favorable policyholder behavior largely related to increased full surrenders and liability assumption updates for partial lapses and withdrawal rates.

•
The net gain associated with GMAB, GMWB, and GMIB reinsurance contracts, which are reinsured to an affiliated captive reinsurer, was primarily due to a depreciation of the Japanese yen and an improvement in equity markets.

•
The net loss on the coinsurance and modified coinsurance reinsurance agreement, which is accounted for as a derivative instrument primarily offsets the net gain on GMAB, GMWB, and GMIB reinsurance contracts. For a discussion related to the reinsurance agreement refer to Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net loss related to the fixed payout annuity hedge was primarily driven by a depreciation of the Japanese yen in relation to the U.S. dollar.
The net loss on the macro hedge program was primarily due to an improvement in domestic equity markets, an increase in interest rates, and a decline in equity volatility.
For additional disclosures regarding contingent credit related features in derivative agreements refer to Note 9 - Commitments and Contingencies of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
The following tables present the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amounts and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2015 and 2014.
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Below investment grade risk exposure	—	—		Corporate Credit		—	—
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$212	$3	3 years	Corporate Credit/ Foreign Gov.	A-	$163	$(3)
Below investment grade risk exposure	4	—	1 year	Corporate Credit	CCC	4	—
Basket credit default swaps [4]
Investment grade risk exposure	1,240	14	4 years	Corporate Credit	BBB+	667	(6)
Below investment grade risk exposure	9	(1)	5 years	Corporate Credit	BBB-	—	—
Investment grade risk exposure	344	(4)	5 years	CMBS Credit	AA	179	2
Below investment grade risk exposure	75	(11)	2 years	CMBS Credit	CCC+	75	11
Embedded credit derivatives
Investment grade risk exposure	150	147	2 years	Corporate Credit	A	—	—
Total [5]	$2,034	$148				$1,088	$4

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion and $1.7 billion as of December 31, 2015 and 2014, respectively, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2015 and 2014, the Company pledged cash collateral associated with derivative instruments with a fair value of $173 and $16, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2015 and 2014, the Company also pledged securities collateral associated with derivative instruments with a fair value of $873 and $900, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2015 and 2014, the Company accepted cash collateral associated with derivative instruments of $341 and $33, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other liabilities. The Company also accepted securities collateral as of December 31, 2015 and 2014 with a fair value of $100 and $83, respectively, of which the Company has the ability to sell or repledge $100 and $83, respectively. As of December 31, 2015 and 2014, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.
4. Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers. The Company has ceded reinsurance in connection with the sales of its Retirement Plans and Individual Life businesses in 2013 to MassMutual and Prudential, respectively.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK became responsible for all liabilities of the recaptured business. HLAI has, however, continued to provide reinsurance for yen denominated fixed payout annuities approximating $619, as of December 31, 2015. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,094, $845, and $915 for the years ended December 31, 2015, 2014, and 2013, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, $365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR. Under this transaction, the Company ceded $5 and $31 for the years ended December 31, 2014 and 2013, respectively. For further information regarding the WRR reinsurance agreement, see Note 10- Transactions with Affiliates of Notes to Consolidated Financial Statements.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for unpaid losses and loss adjustment expenses.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2015	2014
Future policy benefits and unpaid loss and loss adjustment expenses and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,993	$18,606
Other reinsurers	1,506	1,447
Gross reinsurance recoverables	$20,499	$20,053
As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. As of December 31, 2014, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.0 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2015, the Company has $1.6 billion of reinsurance recoverables from Prudential representing approximately 20% of the Company's consolidated stockholder's equity. As of December 31, 2015, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s consolidated stockholder's equity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

No allowance for uncollectible reinsurance is required as of December 31, 2015 and December 31, 2014. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2015	2014	2013
Gross earned premiums, fee income and other	$2,877	$3,228	$3,502
Reinsurance assumed	113	74	13
Reinsurance ceded	(1,801)	(2,060)	(1,869)
Net earned premiums, fee income and other	$1,189	$1,242	$1,646
5. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2015	2014	2013
Balance, beginning of period	$521	$689	$3,072
Deferred costs	7	14	16
Amortization — DAC	(82)	(110)	(124)
Amortization — Unlock benefit (charge), pre-tax	13	(96)	(104)
Amortization — DAC related to business dispositions [1] [2]	—	—	(2,229)
Adjustments to unrealized gains and losses on securities AFS and other	83	24	58
Balance, end of period	$542	$521	$689

[1]
Includes accelerated amortization of $352 and $2,374 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013. For further information, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

[2]	Includes previously unrealized gains on securities AFS of $148 and $349 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features
Changes in the gross GMDB/GMWB and universal life secondary guarantee benefits are as follows:

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2015	$812	$2,041
Incurred [2]	163	272
Paid	(112)	—
Liability balance as of December 31, 2015	$863	$2,313
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041
Incurred [2]	132	272
Paid	(89)	—
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2014	$849	$1,802
Incurred [2]	73	239
Paid	(110)	—
Liability balance as of December 31, 2014	$812	$2,041
Reinsurance recoverable asset, as of January 1, 2014	$533	$1,802
Incurred [2]	32	239
Paid	(85)	—
Reinsurance recoverable asset, as of December 31, 2014	$480	$2,041

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the return of the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2015:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$14,540	$2,743	$477	70
With 5% rollup [2]	1,257	227	77	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,697	490	77	69
With 5% rollup & EPB	487	107	23	72
Total MAV	19,981	3,567	654
Asset Protection Benefit ("APB") [4]	11,707	519	346	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	516	9	9	69
Reset [6] (5-7 years)	2,582	32	32	70
Return of Premium ("ROP") [7] /Other	9,459	71	64	68
Subtotal Variable Annuity with GMDB/GMWB [10]	$44,245	$4,198	$1,105	69
Less: General Account Value with GMDB/GMWB	3,822
Subtotal Separate Account Liabilities with GMDB	40,423
Separate Account Liabilities without GMDB	79,688
Total Separate Account Liabilities	$120,111

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $7.0 billion of total account value and weighted average attained age of 71 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2015	December 31, 2014
Equity securities (including mutual funds)	$36,970	$44,786
Cash and cash equivalents	3,453	4,066
Total	$40,423	$48,852
As of December 31, 2015 and December 31, 2014, approximately 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
7. Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.2 billion in qualifying assets to secure FHLBB advances for 2016. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2015, the Company had no advances outstanding under the FHLBB facility.
8. Income Taxes
The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2015	2014	2013
Income Tax Expense (Benefit)
Current - U.S. Federal	$36	$(339)	$(208)
Deferred - U.S. Federal	(6)	523	257
Total income tax expense	$30	$184	$49
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2015	2014
Tax basis deferred policy acquisition costs	$119	$124
Unearned premium reserve and other underwriting related reserves	4	12
Investment-related items	524	1,094
Insurance product derivatives	90	44
Net operating loss carryover	1,166	1,116
Alternative minimum tax credit	232	246
Foreign tax credit carryover	122	58
Other	16	—
Total Deferred Tax Assets	2,273	2,694
Net Deferred Tax Assets	2,273	2,694
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	(220)	(585)
Net unrealized gain on investments	(432)	(816)
Employee benefits	(40)	(39)
Depreciable and amortizable assets	—	(1)
Other	—	(16)
Total Deferred Tax Liabilities	(692)	(1,457)
Net Deferred Tax Asset	$1,581	$1,237
The Company has a current income tax receivable of $276 and $231 as of December 31, 2015 and 2014, respectively.
If the Company were to follow a “separate entity” approach, the current tax benefit related to any of the Company’s tax attributes realized by virtue of its inclusion in The Hartford’s consolidated tax return would have been recorded directly to equity rather than income. These benefits were $0, $0 and $0 for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company believes it is more likely than not the deferred tax assets will be fully realized. Consequently no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,333 and $3,189, respectively. If unutilized, $3,331 of the losses expire from 2023-2033. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.
Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future consolidated group earnings which includes earnings from non-life companies in the group, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $246 and foreign tax credit carryover of $122 and $58 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2019 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal consolidated group taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2011 were concluded in 2015, with no material impact on the consolidated financial condition or results of operations. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2016.
Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	For the years ended December 31,
	2015	2014	2013
Tax provision at the U.S. federal statutory rate	$186	$301	$196
Dividends received deduction ("DRD")	(152)	(109)	(135)
Foreign related investments	(3)	(8)	(7)
Other	(1)	—	(5)
Provision for income taxes	$30	$184	$49
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD.
9. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits and unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $9, $7 and $2 for the years ended December 31, 2015, 2014 and 2013, respectively. Future minimum lease commitments as of December 31, 2015 are immaterial.
Unfunded Commitments
As of December 31, 2015, the Company has outstanding commitments totaling $378, of which $299 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $76 of the outstanding commitments are related to various funding obligations associated with private placement securities. The remaining outstanding commitments of $3 relate to mortgage loans the Company is expecting to fund in the first half of 2016.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2015 and 2014, the liability balance was $15. As of December 31, 2015 and 2014, $27 related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2015, was $870. Of this $870 the legal entities have posted collateral of $998 in the normal course of business. In addition, the Company has posted collateral of $34 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2015, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we would post, if required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
10. Transactions with Affiliates
Parent Company Transactions
Transactions of the Company with Hartford Fire, Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased annuity contracts from the Company to fund structured settlement periodic payment obligations as part of claims settlements with The Hartford's property and casualty subsidiaries and self-insured entities. As of December 31, 2015 and 2014, the Company had $53 and $54, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2015, 2014 and 2013, the Company recorded earned premiums of $3, $3, and $8 for these intercompany claim annuities. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $746 and $776 as of December 31, 2015 and 2014, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2015 and 2014, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. As of December 31, 2013, $2.6 billion of fixed annuity account value had been assumed by the Company and HLAI.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. This recapture resulted in the Company and HLAI transferring approximately $1.6 billion of assets supporting the recaptured reserves. The Company recognized a loss on this recapture of $213. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $619 and $763 as of December 31, 2015 and 2014, respectively.
Reinsurance Ceded to Affiliates
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, 365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company reclassified $310 in aggregate reserves for annuity contracts from funds withheld within Other liabilities to Other policyholder funds and benefits payable. The Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction. On April 30, 2014, The Hartford dissolved WRR which resulted in WRR paying off a $655 surplus note and returning $367 in capital to The Hartford, all of which was contributed as capital to HLAI to support the recaptured risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

	For the years ended December 31,
	2014	2013
Earned premiums	$(5)	$(31)
Net realized losses [1]	(103)	(1,665)
Total revenues	(108)	(1,696)
Benefits, losses and loss adjustment expenses	(1)	(8)
Insurance operating costs and other expenses	(4)	(1,158)
Total expenses	(5)	(1,166)
Loss before income taxes	(103)	(530)
Income tax benefit	(36)	(185)
Net loss	$(67)	$(345)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.
Champlain Life Reinsurance Company
Effective November 1, 2007, HLAI entered into a modco and coinsurance with funds withheld agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliate captive insurance company, to provide statutory surplus relief for certain life insurance policies. The agreement was accounted for as a financing transaction in accordance with U.S. GAAP. Simultaneous with the sale of the Individual Life business to Prudential, HLAI recaptured the business assumed by Champlain Life. As a result, on January 2, 2013, HLAI was relieved of its funds withheld obligation to Champlain Life of $691; HLAI paid a recapture fee of $347 to Champlain Life; and, HLAI recognized a pre-tax gain of $344 ($224 after-tax). HLAI simultaneously ceded the recaptured reserves to Prudential and recognized the gain on recapture as part of the reinsurance loss on disposition.
11. Statutory Results
The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2015	2014	2013
Combined statutory net income	$371	$132	$1,290
Statutory capital	$4,939	$5,564	$5,005
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries as performed under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2015 and 2014. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI. The insurance holding company laws of the other jurisdictions in which the Company’s insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends.
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.
The Company’s subsidiaries are permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI. As a result of this dividend, the Company has no ordinary dividend capacity remaining for the year.
The Company anticipates paying an additional $250 of extraordinary dividends to its parent during 2016, subject to regulatory approval.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Year Ended December 31, 2014
On January 30, 2014, The Company received approval from the CTDOI for HLAI and HLIC to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014.   All of the issued and outstanding equity of the Company was then distributed from HLA to Hartford Life, Inc ("HLI"). On April 30, 2014, The Hartford contributed capital of approximately $1.0 billion to HLAI in connection with the dissolution of WRR. For further discussion of transactions with WRR, see Note 10 - Transactions with Affiliates. On July 8, 2014, The Hartford received approval from the CTDOI for HLAI to dividend approximately $500 to HLIC. This dividend was paid on July 15, 2014 and then distributed to HLI.
12. Discontinued Operations and Business Dispositions
Discontinued Operations
Sale of Hartford Life International Limited ("HLIL")
On December 12, 2013, the Company completed the sale of all of the issued and outstanding equity of HLIL, an indirect wholly-owned subsidiary of the Company, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285. At closing, HLIL’s sole asset was its subsidiary, Hartford Life Limited ("HLL"), a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The sale transaction resulted in an after-tax loss of $51 upon disposition in the year ended December 31, 2013. The operations of the Company's U.K. variable annuity business meet the criteria for reporting as discontinued operations.
The results of operations reflected as discontinued operations in the Consolidated Statements of Operations, consisting of amounts related to HLIL, is as follows:

For the year ended December 31,
2013
Revenues
Earned Premiums	$(23)
Fee income and other	14
Net investment income
Securities available-for-sale and other	(3)
Equity securities, trading	139
Total net investment income	136
Net realized capital gains (losses)	(14)
Total revenues	113
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	2
Benefits, losses and loss adjustment expenses - returns credited on international variable annuity	139
Amortization of DAC	—
Insurance operating costs and other expenses	(33)
Total benefits, losses and expenses	108
Income before income taxes	5
Income tax benefit	(5)
Income from operations of discontinued operations, net of tax	10
Net realized capital losses on disposal, net of tax	(51)
Income (loss) from discontinued operations, net of tax	$(41)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Discontinued Operations and Business Dispositions (continued)
Business Dispositions
Sale of Retirement Plans
On January 1, 2013, HLI completed the sale of its Retirement Plans business to MassMutual for a ceding commission of $355. The business sold included products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. The sale was structured as a reinsurance transaction and resulted in an after-tax gain of $45 for the year ended December 31, 2013. The Company recognized $565 in reinsurance loss on disposition including a reduction in goodwill of $87, offset by $634 in realized capital gains for a $69 impact to income, pre-tax.
Upon closing, the Company reinsured $9.2 billion of policyholder liabilities and $26.3 billion of separate account liabilities under an indemnity reinsurance arrangement. The reinsurance transaction does not extinguish the Company's primary liability on the insurance policies issued under the Retirement Plans business. The Company also transferred invested assets with a carrying value of $9.3 billion, net of the ceding commission, to MassMutual and recognized other non-cash decreases in assets totaling $100 relating to deferred acquisition costs, deferred income taxes, goodwill, and other assets associated with the disposition. The Company continued to sell retirement plans during the transition period which ended on June 30, 2014. MassMutual has assumed all expenses and risks for these sales through the reinsurance agreement.
Sale of Individual Life
On January 2, 2013 HLI completed the sale of its Individual Life insurance business to Prudential for consideration of $615, consisting primarily of a ceding commission, of which $590 is attributable to the Company. The business sold included variable universal life, universal life, and term life insurance. The sale was structured as a reinsurance transaction and resulted in a loss on business disposition in 2013 consisting of a reinsurance loss partially offset by realized capital gains and a goodwill impairment loss of $61, pre-tax, in 2012.
Upon closing the Company recognized an additional reinsurance loss on disposition of $927, including a reduction in goodwill of $163 offset by realized capital gains of $927 for a $0 impact on income, pre-tax. In addition, the Company reinsured $8.3 billion of policyholder liabilities and $5.3 billion of separate account liabilities under indemnity reinsurance arrangements. The reinsurance transaction does not extinguish the Company's primary liability under the Individual Life business. The Company also transferred invested assets with a carrying value of $7.6 billion, exclusive of $1.4 billion assets supporting the modified coinsurance agreement, net of cash transferred in place of short-term investments, to Prudential and recognized other non-cash decreases in assets totaling $1.8 billion relating to deferred acquisition costs, deferred income taxes, goodwill and other assets, and other non-cash decreases in liabilities totaling $1.9 billion relating to other liabilities associated with the disposition. The Company continued to sell life insurance products and riders during the transition period which ended on June 30, 2014. Prudential has assumed all expenses and risk for these sales through the reinsurance agreement.
Composition of Invested Assets Transferred
The following table summarizes invested assets transferred by the Company in 2013 in connection with the sale of the Retirement Plans and Individual Life businesses.

Carrying Value
As of December 31, 2012
Fixed maturities, at fair value (amortized cost of $13,596) [1]	$15,015
Equity securities, AFS, at fair value (cost of $27) [2]	28
Fixed maturities, at fair value using the FVO [3]	16
Mortgage loans (net of allowances for loan losses of $1)	1,288
Policy loans, at outstanding balance	542
Total invested assets transferred	$16,889

[1]	Includes $14.4 billion and $657 of securities in level 2 and 3 of the fair value hierarchy, respectively.

[2]	All equity securities transferred are included in level 2 of the fair value hierarchy.

[3]	All FVO securities transferred are included in level 3 of the fair value hierarchy.

13. Restructuring and Other Costs
The Company has completed the restructuring activities initiated in 2011 and 2012. Termination benefits related to workforce reductions and lease and other contract terminations have been accrued through December 31, 2015. For related discussion of the Company's business disposition transactions, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Company has completed substantially all of its restructuring activities related to consolidation of its real estate operations initiated in 2013 consistent with the Company's strategic business realignment.
Restructuring and other costs, pre-tax incurred by the Company in connection with these activities were as follows:

	For the years ended December 31,
	2015	2014	2013
Severance benefits and related costs	$1	$8	$7
Professional fees	—	—	15
Asset impairment charges	—	9	5
Total restructuring and other costs	$1	$17	$27
The tables below provide roll-forwards for accrued restructuring and other costs included in other liabilities in the Consolidated Balance Sheets.

	For the year ended December 31, 2015
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$4	$—	$—	$4
Accruals/provisions	1	—	—	1
Payments/write-offs	(5)	—	—	(5)
Balance, end of period	$—	$—	$—	$—

	For the year ended December 31, 2014
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$1	$—	$—	$1
Accruals/provisions	8	—	9	17
Payments/write-offs	(5)	—	(9)	(14)
Balance, end of period	$4	$—	$—	$4
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221
For the year ended December 31, 2013

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,752	$258	$(23)	$1,987
OCI before reclassifications	(352)	(94)	23	(423)
Amounts reclassified from AOCI	(905)	(85)	—	(990)
OCI, net of tax	(1,257)	(179)	23	(1,413)
Ending balance	$495	$79	$—	$574

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities [1]	$(27)	$1	$1,392	Net realized capital gains (losses)
	(27)	1	1,392	Total before tax
	(9)	—	487	Income tax expense
	$(18)	$1	$905	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps [2]	$(1)	$(1)	$70	Net realized capital gains (losses)
Interest rate swaps	33	50	57	Net investment income
Foreign currency swaps	(9)	(13)	4	Net realized capital gains (losses)
	23	36	131	Total before tax
	8	13	46	Income tax expense
	$15	$23	$85	Net income
Total amounts reclassified from AOCI	$(3)	$24	$990	Net income

[1]	The December 31, 2013 amounts includes $1.5 billion of net unrealized gains on securities relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	The December 31, 2013 amounts includes $71 of net gains on cash flow hedging instruments relating to the sales of the Retirement Plans and Individual Life businesses.
15. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Total revenues	$668	$495	$702	$1,396	$630	$789	$499	$682
Total benefits, losses and expenses	483	451	461	826	500	699	525	525
Net income	145	57	230	399	118	91	7	130
Less: Net income (loss) attributable to the noncontrolling interest	—	1	—	(1)	1	3	(1)	(2)
Net income attributable to Hartford Life Insurance Company	$145	$56	$230	$400	$117	$88	$8	$132

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.(2)
	(3)	(b) Form of Dealer Agreement.(3)
	(4)	Form of Individual Flexible Premium Variable Annuity Contract.(4)
	(4)	(b) MAV / MAV Plus(5)
	(4)	(c) Principal First(5)
	(4)	(d) Principal First Preferred(5)
	(4)	(e) Lifetime Income Foundation Rider (Single)(5)
(f) Lifetime Income Foundation Rider (Joint Life / Single)(5)
(g) Lifetime Income Builder II Rider (Single)(5)
(h) Lifetime Income Builder II Rider (Joint Life / Spousal)(5)
(i) Unified Benefit Rider
(j) The Hartford's Lifetime Income Builder Selects Rider (Single)(5)
(k) The Hartford's Lifetime Income Builder Selects Rider (Joint Life / Spousal)(5)
(l) The Hartford's Lifetime Income Builder Portfolios Rider (Single)(5)
(m) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life / Spousal)(5)
(n) Amendatory Rider -- Voluntary Program to Surrender Contract and In Force Riders And Receive Enhanced Surrender Value(7)
	(5)	Form of Application.(4)
	(6)	(a) Articles of Incorporation of Hartford.(2)
	(6)	(b) Bylaws of Hartford.(2)
	(7)	Reinsurance Agreements and Amendments
(a) Transamerica Financial Life Insurance Company(5)
(b) ACE Tempest Life Reinsurance Ltd. (October 1, 2002)(5)
(c) ACE Tempest Life Reinsurance Ltd. (June 2, 2003)(5)
(d) ACE Tempest Life Reinsurance Ltd. (April 1, 2004)(5)
(e) Swiss Re Life & Health America, Inc. (HL)(5)
(f) Swiss Re Life & Health America, Inc. (HLA)(5)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds(5)
(b) American Funds Insurance Series(5)
(c) Franklin Templeton Variable Insurance Products Trust(5)
(d) Hartford Series Fund, Inc.(5)
(e) MFS Variable Insurance Trust(5)

(b) Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.(6)

(c) Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.(6)
(d) Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.(6)
(e) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(6)
(f) Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.(6)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consent of Deloitte & Touche LLP.
	(11)	No financial statements are omitted.
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 333-70153, dated April 13, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement, File No. 333-148564, filed on February 9, 2009.

(3) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73570, dated April 1, 1996.

(4) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101944, filed on April 7, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 20, to the Registration Statement, File No. 333-101948, filed on November 1, 2012.

(6) Incorporated by reference to Post-Effective Amendment No. 10, to the Registration Statement on Form N-4, File No. 333-148564, filed on May 3, 2010.

(7) Incorporated by reference to Post-Effective Amendment No. 21, to the Registration Statement on Form N-4, File No. 333-101948, filed on April 23, 2012.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Csaba Gabor	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Vernon Meyer (1)	Senior Vice President
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

(1) Address: 100 Matsonford Road, Radnor PA 19087

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-176150, filed on April 21, 2016.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2016, there were 46,161 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (2)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 1500 Liberty Ridge Dr., Wayne, PA 19087
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.
ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on April 21, 2016.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 21, 2016

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(26)	Organizational Chart.
(99)	Power of Attorney